As filed with the Securities and Exchange Commission on August 11, 2010

Registration No. 333-166296

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Amendment No. 4

to

FORM S-3

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

BMW AUTO LEASING LLC

(Depositor of the Issuing Entities described herein)

FINANCIAL SERVICES VEHICLE TRUST

(Issuer with respect to the SUBI Certificates described herein)
(Exact names of registrants as specified in their charters)

Delaware	6189	51-6518223
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification No.)

\

______________________________________

300 Chestnut Ridge Road

Woodcliff Lake, New Jersey 07677

(201) 307-4000

(Address, including zip code, and telephone number, including area code, of registrants' principal executive offices)

Reed D. Auerbach, Esq.

BINGHAM McCUTCHEN LLP

One Battery Park Plaza, 34th Floor

New York, New York 10004

(212) 705-7100

(Name, Address, including zip code, and telephone number, including area code, of agent for service)

Approximate date of commencement of proposed sale to the public:  From time to time after this Registration Statement becomes effective.

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box:    |_|

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, please check the following box:    |X|

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.    |_|

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.    |_|

If this Form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box.    |_|

If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box.    |_|

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer  |_|

Accelerated filer  |_|

Non-accelerated filer  :    |X|   (Do not check if a smaller reporting company)

Smaller reporting company  |_|

CALCULATION OF REGISTRATION FEE

Title of Securities to be Registered	Amount to be Registered(1)(5)	Proposed Maximum Aggregate Offering Price Per Unit(1)	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee(2)(5)
Asset-Backed Notes	$2,250,000,000	100%	$2,250,000,000	$160,425.00
Special Units of Beneficial Interest Certificates (3)	(4)	(4)	(4)	(4)
(1) Estimated solely for the purpose of calculating the registration fee.
(2) Calculated pursuant to Rule 457 of the Securities Act of 1933.

(3) Each Special Unit of Beneficial Interest (“SUBI”) issued by Financial Services Vehicle Trust will constitute a beneficial interest in specified assets of Financial Services Vehicle Trust, including certain leases and the motor vehicles relating to those leases. The SUBIs are not being offered to investors hereunder. Each Special Unit of Beneficial Interest Certificate (the “SUBI Certificate”) issued by Financial Services Vehicle Trust and representing the related SUBI will be transferred to the applicable Issuing Entity. The SUBI Certificates are not being offered to investors hereunder

(4) Not applicable.

(5) $2,750,000,000 aggregate principal amount of Asset-Backed Securities registered by the Registrant under Registration Statement No. 333-143394 on Form S-3 and not previously sold are consolidated into this Registration Statement pursuant to Rule 429 and Rule 457. All registration fees in connection with such unsold amount of Asset-Backed Securities have been previously paid by the Registrant under the foregoing Registration Statement. Accordingly, the total amount registered under this Registration Statement as so consolidated as of the date of this filing is $5,000,000,000.  In addition, a fee of $160,425.00 was paid in connection with the filing of the Registration Statement on Form S-3 on April 26, 2010 and with the filing of Amendment No.2 to the Registration Statement on Form S-3 on June 29, 2010.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

INTRODUCTORY NOTE

THIS REGISTRATION STATEMENT CONTAINS (I) A PROSPECTUS RELATING TO THE OFFERING OF ONE OR MORE SERIES OF ASSET BACKED NOTES BY VARIOUS TRUSTS CREATED FROM TIME TO TIME BY BMW AUTO LEASING LLC AND (II) A FORM OF PROSPECTUS SUPPLEMENT RELATING TO THE OFFERING BY EACH SEPARATE TRUST OF A PARTICULAR SERIES OF ASSET BACKED NOTES DESCRIBED IN THE PROSPECTUS SUPPLEMENT. THE FORM OF PROSPECTUS SUPPLEMENT RELATES ONLY TO THE SECURITIES DESCRIBED THEREIN AND IS A FORM WHICH MAY BE USED BY BMW AUTO LEASING LLC TO OFFER ASSET BACKED NOTES UNDER THIS REGISTRATION STATEMENT.

In addition, if and to the extent required by applicable law, the Prospectus and the related Prospectus Supplement will also be used after the completion of the related offering in connection with certain offers and sales related to market-making transactions in the offered securities.  In order to register under Rule 415 those securities which may be offered and sold in market-making transactions, the appropriate box on the cover page of the Registration Statement has been checked and the undertakings required by Item 512(a) of Regulation S-X have been included in Item 17 of Part II.

This document is subject to completion and amendment.  We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective.  This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state or foreign jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED [____], 20[__]

Prospectus Supplement

(To Prospectus dated [______], 20[__])

BMW Vehicle Lease Trust 20[__]-[_]

Issuing Entity

BMW Auto Leasing LLC

Depositor

BMW Financial Services NA, LLC

Sponsor, Servicer and Administrator

$[________] ASSET BACKED NOTES

[__]% Class A-1 Notes due [_______], [__]

[__]% Class A-2 Notes due [_______], [__]

[__]% Class A-3 Notes due [_______], [__]

[__]% Class A-4 Notes due [_______], [__]

•

The issuing entity’s main sources for payment of the notes will be lease payments generated by a portfolio of retail lease contracts and the proceeds from the sale of the BMW passenger cars and BMW light trucks currently leased under those contracts.

•

SEE “RISK FACTORS” BEGINNING ON PAGE S-[__] FOR A DISCUSSION OF RISKS THAT YOU SHOULD CONSIDER IN CONNECTION WITH AN INVESTMENT IN THE NOTES.

•

The prospectus supplement does not contain complete information about the offering of the notes. No one may use this prospectus supplement to offer and sell the notes unless it is accompanied by the prospectus. Only the notes are being offered with this prospectus supplement.

•

The notes are asset backed securities and represent the obligations of the issuing entity only and do not represent the obligations of or an interest in the sponsor, the depositor or any of their affiliates.  Neither the notes nor the retail lease contracts are insured or guaranteed by any government agency.

•

Credit enhancement for the notes consists of overcollateralization and the reserve fund.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of the notes or determined that this prospectus supplement and the accompanying prospectus are truthful or complete.  Any representation to the contrary is a criminal offense.

	Initial Principal Balance	Interest Rate	Accrual Method	Expected Final Payment Date	Final Scheduled Payment Date
Class A-1 Notes	$[_____]	[___]%	[___]	[___]	[___]
Class A-2 Notes	$[_____]	[___]%	[___]	[___]	[___]
Class A-3 Notes	$[_____]	[___]%	[___]	[___]	[___]
Class A-4 Notes	$[_____]	[___]%	[___]	[___]	[___]
Total	$[_____]

	Final Scheduled Payment Date	Initial Price to Public	Underwriting Discount	Proceeds to Depositor(1)
Class A-1 Notes	[___]	[___]%	[___]%	[___]%
Class A-2 Notes	[___]	[___]%	[___]%	[___]%
Class A-3 Notes	[___]	[___]%	[___]%	[___]%
Class A-4 Notes	[___]	[___]%	[___]%	[___]%
Total		$[_____]	$[_____]	$[_____]

(1)      Before deducting expenses expected to be $[______].

The issuing entity will pay interest and principal on the notes on the __ day of each month (or, if the __ day is not a business day, the next business day). The first payment date, which is the first expected distribution date for purposes of Item 1102(g) of Regulation AB, will be [___], 20[__].

The notes will not be listed on any securities exchange.  Currently, there is no public market for the notes.

We expect that delivery of the notes, in book-entry form, will be made to investors through The Depository Trust Company against payment in immediately available funds, on or about [___], 20[__].

Underwriters

[______]	[______]

Co-Managers

[______]                      [_______]                       [_______]                       [_______]

[___], 20[__]

TABLE OF CONTENTS

Page

SUMMARY OF TRANSACTION

S-1

SUMMARY OF MONTHLY DEPOSITS TO AND WITHDRAWALS FROM ACCOUNTS*

S-2

SUMMARY OF MONTHLY DISTRIBUTIONS OF AVAILABLE AMOUNTS

S-2

SUMMARY OF MONTHLY DISTRIBUTIONS OF AVAILABLE AMOUNTS

S-3

Summary of Terms

S-3

Summary of Terms

S-4

Risk Factors

S-19

Defined Terms

S-26

Overview of the Transaction

S-26

The Issuing Entity

S-27

Formation

S-27

Property of the Issuing Entity

S-28

Capitalization of the Issuing Entity

S-29

The Depositor

S-29

The Sponsor, Administrator and Servicer

S-30

General

S-30

Securitization Experience

S-30

Servicing

S-31

Affiliations and Related Transactions

S-31

The Owner Trustee and The Indenture Trustee

S-31

The Vehicle Trust and The Vehicle Trustee

S-32

The Subi

S-32

General

S-32

Transfers of the Subi Certificate

S-33

The Specified Leases

S-33

General

S-33

Characteristics

S-34

Residual Values

S-39

Calculation of the Securitization Value of the Specified Leases

S-39

ii

Delinquencies, Repossessions and Loss Information

S-40

Static Pools

S-42

Maturity, Prepayment and Yield Considerations

S-42

Weighted Average Lives of the Notes

S-43

Note Factors

S-49

Use if Proceeds

S-49

Statements to Noteholders

S-49

BMW FS’ Financing Program

S-49

Description of the Notes

S-50

General

S-50

Interest

S-50

Principal

S-51

[Revolving Period]

S-52

[Prefunding Period]

S-52

Optional Purchase

S-52

Book-Entry Registration

S-53

Indenture

S-53

Notices

S-53

Governing Law

S-53

Payments on the Notes

S-53

Determination of Available Funds

S-54

Priority of Payments

S-54

The Certificates

S-56

Credit Enhancement

S-56

Overcollateralization

S-56

Reserve Fund

S-57

[Credit Enhancement Provider]

S-58

Description of the [Derivative Contract]

S-58

Description of the Transaction Documents

S-58

Transfer, Assignment and Pledge of the Subi Certificate

S-58

Accounts

S-58

Collections

S-59

Advances

S-60

Servicing Compensation

S-61

Net Deposits

S-61

Optional Purchase

S-61

Sales Proceeds and Termination Proceeds

S-61

Extensions and Pull-Ahead Program

S-63

Notification of Liens and Claims

S-63

Servicer Defaults

S-63

Removal of Servicer

S-63

Modification of the Transaction Agreements

S-64

Duties of the Vehicle Trustee, the Owner Trustee and the Indenture Trustee

S-64

Fees And Expenses

S-67

iii

Legal Proceedings

S-67

Material Income Tax Consequences

S-67

Tax Characterization of the Trust

S-67

Treatment of the Notes as Indebtedness

S-68

Erisa Considerations

S-68

Prohibited Transactions

S-68

“Look-Through” Rule under the Plan Assets Regulation

S-68

Treatment of Notes as Debt

S-69

Ratings of the Notes

S-69

Plan of Distribution

S-70

Notice to Investors

S-71

Selling Restrictions Addressing Additional United Kingdom Securities Laws

S-71

Public Offer Selling Restriction Under The Prospectus Directive

S-71

Legal Opinions

S-72

Index of Principal Terms

S-73

APPENDIX A  Static Pool Information

S-71

ANNEX A  Global Clearance, Settlement and Tax Documentation Procedures

A-1

iv

Important Notice About Information Presented in this
Prospectus Supplement and the Accompanying Prospectus

Information about the securities is provided in two separate documents that provide varying levels of detail:  (1) the accompanying prospectus, which provides general information, some of which may not apply to a particular class of securities, including your securities; and (2) this prospectus supplement, which describes the specific terms of your securities.

Cross-references are included in this prospectus supplement and in the accompanying prospectus which direct you to more detailed descriptions of a particular topic.  You can also find references to key topics in the Table of Contents beginning on page ii in this prospectus supplement and the Table of Contents beginning on page I in the accompanying prospectus.  The information set forth in Appendix A and Annex A is deemed to be a part of this prospectus supplement and the registration statement of which this prospectus supplement is a part.

In making your investment decision, you should rely only on the information contained or incorporated by reference in this prospectus supplement and the accompanying prospectus.  We and the underwriters have not authorized anyone to provide you with any other information.  If you receive any other information, you should not rely on it.

We and the underwriters are offering to sell the notes only in places where offers and sales are permitted.

You should not assume that the information contained or incorporated by reference in this prospectus supplement or the accompanying prospectus is accurate as of any date other than the date on the front cover of this prospectus supplement.

Whenever we use words like “intends,” “anticipates” or “expects” or similar words in this prospectus supplement, we are making a forward-looking statement, or a projection of what we think will happen in the future.  Forward-looking statements are inherently subject to a variety of circumstances, many of which are beyond our control and could cause actual results to differ materially from what we anticipate.  Any forward-looking statements in this prospectus supplement speak only as of the date of this prospectus supplement.  We do not assume any responsibility to update or review any forward-looking statement contained in this prospectus supplement to reflect any change in our expectation about the subject of that forward-looking statement or to reflect any change in events, conditions or circumstances on which we have based any forward-looking statement.

v

SUMMARY OF TRANSACTION

This chart provides only a simplified overview of the relations between the key parties to the transaction.  Refer to this prospectus supplement and the accompanying prospectus for a further description.

•

The special unit of beneficial interest, or SUBI, represents a beneficial interest in specific Vehicle Trust assets.

•

The SUBI represents a beneficial interest in a pool of closed-end BMW vehicle leases and the related BMW leased vehicles.

SUMMARY OF MONTHLY DEPOSITS TO AND
WITHDRAWALS FROM ACCOUNTS*

Depositor
Servicer
Payments on Specified Leases
Lessees Lease Payments
Proceeds From Sale Of Specified Vehicles
Purchasers of Lease Vehicles
Payments on Specified Leases & Sale of Specified Vehicles
Servicer Advances
Reimbursement of Servicer Advances
Repurchase Payments & Reallocation Payments
Total Servicing Fees
Collection Account
Withdrawals from Reserve Fund
Deposits to Reserve Fund
Reserve Fund
Interest and Principal
Payments on Certificates
Excess Funds from Reserve Fund
[Depositor] [Certificateholder]
Noteholders
Certificate-holder

*

This chart provides only a simplified overview of the monthly flow of funds.  Refer to this prospectus supplement and the prospectus and for a further description.

SUMMARY OF MONTHLY DISTRIBUTIONS OF AVAILABLE AMOUNTS

SUBI COLLECTION ACCOUNT
1st
SERVICER
(Servicing Fee and Servicer advance reimbursements)
2nd
(pro rata, based on amounts to each such class of notes)
NOTEHOLDERS
(accrued and unpaid interest for the related interest period)
3rd
(first to the Class A-1 Notes until paid in full, second to the Class A-2 Notes until paid in full, third to the Class A-3 Notes until paid in full and fourth to the Class A-4 Notes until paid in full)
NOTEHOLDERS
(First Priority Principal Distribution Amount)
4th
RESERVE ACCOUNT
(amount, if any, necessary to achieve the Reserve Fund Requirement)
5th
NOTEHOLDERS
(Regular Principal Distribution Amount)
6th
OWNER TRUSTEE AND INDENTURE TRUSTEE
(any fees, expenses and indemnities not paid by the Servicer)
7th
CERTIFICATEHOLDER
(any remaining amounts)

*

This chart provides only a simplified overview of the monthly flow of funds.  Refer to this prospectus supplement and the prospectus and for a further description.

SUMMARY OF TERMS

The following summary contains a brief description of the notes.  You will find a detailed description of the terms of the offering of the notes following this summary.  You should carefully read this entire document and the accompanying prospectus to understand all of the terms of the offering of the notes.  You should consider both documents when making your investment decision.

RELEVANT PARTIES
Issuing Entity	BMW Vehicle Lease Trust 20[__]-[_], which we refer to as the “issuing entity” or the “trust”, is a Delaware statutory trust. The issuing entity will be established by the trust agreement.
Depositor	BMW Auto Leasing LLC. The depositor’s address and phone number are 300 Chestnut Ridge Road, Woodcliff Lake, New Jersey, (201) 307-4000.
Sponsor, Seller, Servicer and Administrator	BMW Financial Services NA, LLC. The sponsor’s address and phone number are 300 Chestnut Ridge Road, Woodcliff Lake, New Jersey 07677, (201) 307-4000.
Indenture Trustee	[_______].
Owner Trustee	[_______].
Vehicle Trust (and issuing entity with respect to the SUBI Certificate)	Financial Services Vehicle Trust.
Vehicle Trustee	BNY Mellon Trust of Delaware.
UTI Beneficiary	BMW Manufacturing L.P.
RELEVANT AGREEMENTS
Indenture	The indenture between the issuing entity and the indenture trustee. The indenture provides for the terms relating to the notes.
Trust Agreement

The trust agreement, as amended and restated, between the depositor and the owner trustee.  The trust agreement governs the creation of the trust and provides for the terms relating to the certificates.

Servicing Agreement

The basic servicing agreement between the servicer and the vehicle trust, as supplemented by the servicing agreement among the vehicle trust, the UTI Beneficiary and the servicer.  The servicing agreement governs the servicing of the leases and the leased vehicles by the servicer.

Administration Agreement

The administration agreement among the administrator, the depositor, the issuing entity and the indenture trustee.  The administration agreement governs the provision of reports by the administrator and the performance by the administrator of other administrative duties for the issuing entity.

SUBI Trust Agreement

Collectively, the vehicle trust agreement, as amended and restated, between BMW Manufacturing L.P. and the vehicle trustee, which governs the vehicle trust, and the SUBI supplement thereto between BMW Manufacturing L.P. and the vehicle trustee, under which the SUBI is issued.

SUBI Certificate Transfer Agreement	The SUBI certificate transfer agreement between BMW Manufacturing L.P. and the depositor, under which the SUBI certificate is conveyed to the depositor.
Issuer SUBI Certificate Transfer Agreement

The issuer SUBI certificate transfer agreement between the depositor and the issuing entity, under which the depositor’s right, title and interest in the SUBI certificate is transferred to the issuing entity.

RELEVANT DATES
Closing Date	Expected to be _______, 20__.
Cutoff Date	Close of business on _______, 20__.
Collection Period

For any payment date other than the initial payment date, the month immediately preceding the month in which the related payment date occurs.  The collection period for the _______ 20__. payment date will begin on _______, 20__.and end on _______, 20__..

Payment Dates

The trust will pay interest and principal on the notes on the __ day of each month with amounts received during the immediately preceding collection period, less amounts, if any, due to the servicer, and other amounts available for such purpose in the applicable trust accounts. If the __ day of the month is not a business day, payments on the notes will be made on the next business day.  The date that any payment is made is called a payment date.  The first payment date is expected to be _______, 20__..

Final Scheduled Payment Dates	The final principal payment for each class of notes is due and payable on the final scheduled payment dates indicated for each class of notes on the cover of this prospectus supplement.
Expected Final Payment Dates	The final principal payment for each class of notes is expected to be made on or prior to the applicable expected final payment date specified on the front cover of this prospectus supplement.  However, due to a variety of factors described herein, there can be no assurance that your class of notes will be paid in full on an earlier or on a later payment date.  We refer you to “Risk Factors” in this prospectus supplement and the accompanying prospectus for discussions of certain of these factors.

Record Date

So long as the notes are in book-entry form, the issuing entity will make payments on the notes to the holders of record at the close of business on the business day immediately preceding the payment date or redemption date, as applicable.  If the notes are issued in definitive form, the record date will be the last business day of the month preceding the payment date or the redemption date, as applicable.

DESCRIPTION OF THE ASSETS OF THE ISSUING ENTITY
Assets

The primary assets of the issuing entity will consist of the SUBI certificate, which represents the beneficial interest in a pool of closed-end BMW leases, the related BMW leased vehicles and related assets, including the right to receive monthly payments under the specified leases and the amounts realized from sales of the related specified vehicles, together with amounts in various accounts, including a reserve fund.

The information presented in this prospectus supplement is based on a portfolio of [____] leases and related leased vehicles.  As of the cutoff date, the portfolio of the specified leases presented in this prospectus supplement had the following characteristics:

•

the aggregate securitization value, based on the securitization rate, of the specified leases and specified vehicles was $[______];

•

the discounted aggregate residual value (based on the securitization rate) of the specified leases being financed was $[______]  (which is approximately [__]% of the aggregate securitization value);

•

the weighted average original number of monthly payments of the specified leases was [__] months; and

•

the weighted average remaining number of monthly payments of the specified leases was [__] months.

The securitization value of the specified leases will equal the sum of (i) the present value of the remaining monthly payments payable under the specified leases and (ii) the present value of the residual values of the related specified vehicles as determined by Automotive Lease Guide at the time the related lease contract was originated, each determined using a discount rate equal to the securitization rate.  The “securitization rate” for any specified lease and the related specified vehicle is [__]%.  The securitization rate is established based on, among other things, market interest rates and the assumed interest rates on the notes.

[If any lease added to the asset pool would be an exception to the underwriting criteria set forth below, the nature of such exception and data on the number of such lease contracts will be included here and under “Composition of the Portfolio of Specified Leases” in this prospectus supplement.]

The SUBI Certificate

On the closing date, the vehicle trust will issue a special unit of beneficial interest, which is also called a SUBI, which will constitute a beneficial interest in the specified leases and the related specified vehicles.

The SUBI certificate will evidence a beneficial interest in the related SUBI assets, and not a direct ownership interest in those SUBI assets. The SUBI assets are the specified leases and specified vehicles. By holding the SUBI certificate, the issuing entity will be entitled to receive an amount equal to all payments made in respect of the SUBI assets.

The SUBI certificate will be transferred to the issuing entity on the closing date. The SUBI certificate will not be offered to you under this prospectus supplement.

The SUBI certificate will not evidence an interest in any vehicle trust assets other than the SUBI assets, and payments made on or in respect of all other vehicle trust assets will not be available to make payments on the notes or the certificates.

For more information regarding the issuing entity’s property, see “The Issuing Entity—Property of the Issuing Entity,” “The SUBI” and “The Specified Leases” in this prospectus supplement.

Removal of Assets

The servicer may be required to reallocate from the SUBI certain leases and leased vehicles if, among other things, (i) there is a breach of the representations and warranties relating to those leases or leased vehicles and such breach materially and adversely affects the interests of the issuing entity and such breach is not timely cured or (ii) the servicer extends a lease so that it matures later than the final scheduled payment date of the latest maturing class of notes.  In addition, the servicer may purchase any leased vehicle for which the related lease has reached its maturity date pursuant to the terms of the servicing agreement.
[Modification of Assets] [Exceptions to Underwriting Criteria]

[Insert information on the nature of any modifications made to leases added to the asset pool or to exceptions made to BMW FS’ underwriting criteria, if any, and provide data regarding the number of such modified leases or leases that represent an exception to BMW FS’ underwriting criteria in the asset pool.]

DESCRIPTION OF THE SECURITIES
General

The notes consist of:

•

the Class A-1 Notes,

•

the Class A-2 Notes,

•

the Class A-3 Notes, and

•

the Class A-4 Notes.

The initial principal balance of each class of notes is specified on the front cover of this prospectus supplement.

The issuing entity will also issue certificates representing the equity interest in the issuing entity.  The certificates will initially be held by [the depositor].  The depositor currently does not expect to sell the certificates, but is not prohibited from doing so.  The depositor is not offering the certificates by this prospectus supplement.  Any information in this prospectus supplement relating to the certificates is presented solely to provide you with a better understanding of the notes.

Terms of the Notes

In general, noteholders will receive payments of interest and principal from the issuing entity only to the extent that collections from trust assets are sufficient to make those payments.  Collections from trust assets will be divided among the various classes of securities in specified proportions.  The issuing entity will pay interest and principal to noteholders of record as of the preceding record date.

Interest. The interest rate for each class of notes will be a fixed rate, as set forth on the cover of this prospectus supplement.

The Class A-1 Notes will accrue interest on an actual/360 basis from (and including) the previous payment date to (but excluding) the related payment date, except that the first interest accrual period will be from (and including) the closing date to (but excluding) _______, 20__. This means that the interest due on each payment date will be the product of:
• the outstanding principal balance of the Class A-1 Notes,
• the related interest rate, and
• the actual number of days since and including the previous payment date (or, in the case of the first payment date, the actual number of days since and including the closing date) divided by 360.

The Class A-2 Notes, Class A-3 Notes and Class A-4 Notes will accrue interest on a 30/360 basis from (and including) the [__] day of each calendar month to (but excluding) the [__] day of the succeeding calendar month except that the first interest accrual period will be from (and including) the closing date to (but excluding) _______, 20__. This means that the interest due on each payment date will be the product of:

• the outstanding principal balance of the related class of notes,
• the related interest rate, and
• 30 (or, in the case of the first payment date, [__]) divided by 360.

Each class of notes will be entitled to interest at the same level of priority with all other classes of notes.  If noteholders of any class do not receive all interest owed to them on a payment date, the issuing entity will make payments of interest on later payment dates to make up the shortfall together with interest on those amounts, to the extent funds from specified sources are available to cover the shortfall.

Principal. The trust generally will pay principal sequentially to the earliest maturing class of Class A Notes then outstanding until that class is paid in full.
Priority of Distributions

From collections collected or received in respect of the SUBI assets during the prior calendar month and, in the event of a shortfall in making the payments described in clauses 1 through 4, amounts withdrawn from the reserve fund, the issuing entity will pay the following amounts on each payment date in the following order of priority:

1. to the servicer, the payment date advance reimbursement,
2. to the servicer, the servicing fee and all unpaid servicing fees from prior collection periods,

3. to the note distribution account, for distribution to the noteholders, the accrued interest on the notes,

4.

to the note distribution account, the “first priority principal distribution amount”, which will generally be an amount equal to the excess of the aggregate outstanding amount of the notes over the aggregate securitization value as of the last day of the related collection period, which amount will be allocated to pay principal on the notes in the order of priority under “Distributions from the Note Distribution Account” and “Change in Priority of Distribution upon Certain Events of Default or an Acceleration of the Notes” below.

5.

to the reserve fund, the amount, if any, necessary to cause the amount on deposit in the reserve fund to equal the reserve fund requirement, which is [__]% of the aggregate securitization value of the specified leases as of the cutoff date or, on any payment date occurring on or after the date on which the aggregate principal balance of the notes has been reduced to zero, zero;

6.

to the note distribution account, the “regular principal distribution amount”, which will generally be an amount equal to the excess of:

•

the aggregate outstanding amount of the notes over

•

the excess of (i) the aggregate securitization value of the last day of the related collection period over (ii) the overcollateralization target amount; provided, that the amount will be reduced by any amounts previously deposited in the note distribution account pursuant to clause (4) above; which amount will be allocated to pay principal on the notes in the order of priority under “Distributions from the Note Distribution Account” and “Change in Priority of Distribution upon Certain Events of Default or an Acceleration of the Notes” below.

The “overcollateralization target amount” is equal to [__]% of the aggregate securitization value of the specified leases as of the cutoff date.

`

7.

to the indenture trustee and the owner trustee, the expenses or indemnities and owner trustee fee, expenses or indemnities, respectively, to the extent not paid by the servicer, in its capacity as administrator, and all unpaid indenture trustee expenses or indemnities and owner trustee fees, expenses or indemnities from prior collection periods to the extent not otherwise paid by the servicer, in its capacity as administrator, and
8. to the holders of the certificates, all remaining amounts.

On the final scheduled payment date of any class of notes, the amount required to be allocated to the note distribution account will include the amount necessary to reduce the principal balance of that class of notes to zero.

Distributions from the Note Distribution Account	From deposits made to the note distribution account, the issuing entity will generally pay principal on the notes in the following order of priority:

•

to the Class A-1 Notes until they are paid in full,

•

to the Class A-2 Notes until they are paid in full,

•

to the Class A-3 Notes until they are paid in full, and

•

to the Class A-4 Notes until they are paid in full.

Change in Priority of Distribution upon Certain Events of Default or an Acceleration of the Notes

Following the occurrence of any of the following events of default, the indenture trustee (at the direction of the holders of a majority of the aggregate outstanding amount of the notes) may accelerate the notes to become immediately due and payable:

• a default for five days or more in payment of interest on the notes that has resulted in an acceleration of the notes,
• a default in the payment of principal on any note when due that has resulted in an acceleration of the notes,

•

a default in the observance or performance of any covenant or agreement of the issuing entity or breach of any representation or warranty of the issuing entity (that is not cured or eliminated) under the indenture or in connection therewith; or

• an insolvency or a bankruptcy with respect to the issuing entity. provided that a delay in or failure of performance referred to under the first bullet point above for a period of 45 days, under the second bullet point above for a period of 60 days or under the fourth bullet point above for a period of 120 days, will not constitute an event of default if that failure or delay was caused by a force majeure or other similar occurrence.

See “Payments on the Notes” and “Description of the Notes—Indenture—Indenture Defaults and Remedies” in this prospectus supplement.

Also, upon an event of default and acceleration of the notes, the indenture trustee may liquidate or sell the assets of the issuing entity; provided that if such event of default is not caused by a failure to pay interest or principal, then the following conditions must be met:

•

the proceeds of the sale or liquidation of the trust assets would be sufficient to repay the noteholders in full;

•

100% of the noteholders consent to such sale or liquidation; or

•

the indenture trustee has determined pursuant to the provisions of the indenture that the assets of the issuing entity will be insufficient to continue to make all required payments of principal and interest on the notes when due and payable, and at least 66 2/3% of the aggregate principal amount of notes outstanding consent to such sale or liquidation.

Following the acceleration of the notes or the liquidation of the assets of the issuing entity, the issuing entity will pay principal first, to the Class A-1 Notes until the Class A-1 Notes are paid in full, and second, pro rata to the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes until each such class is paid in full.

Following the occurrence of an event of default that has not resulted in an acceleration of the notes, no change will be made in the priority of payments on the notes on each payment date.

[Revolving Period]

[From the closing date and on or prior to [●], all or [___]% of the amounts that represent principal collections on the related specified leases that otherwise would become principal distributable amounts on the next related payment date will instead be used to purchase a beneficial interest in additional leases and the related leased vehicles until the payment date in [_____].  Beneficial interests in additional leases and related leased vehicles purchased during the revolving period will equal approximately [___]% of the aggregate securitization value as of the cutoff date.  Additional SUBIs in a maximum amount of $[_____] may be acquired during the revolving period.  These notes would then be subject to an interest only period or limited amortization period, which we refer to as a revolving period, which will be followed by an amortization period, during which principal on the notes would be paid.  The revolving period may terminate prior to the payment date in [_____] and result in earlier than expected principal repayment of the notes upon occurrence of [__________].]

[Insert any additional limitations on the ability of the issuing entity to acquire additional receivables and the requirements for such additional receivables in accordance with Item 1103(a)(5) and Item 1111(g) of Regulation AB.]

[We refer you to “Description of the Notes—Revolving Period” in this prospectus supplement for more information.]

[Prefunding Period]

[On the closing date, $[_____] received from the sale of the applicable notes will be deposited into a segregated prefunding account.  This amount will represent [___]% of the aggregate securitization value as of the cutoff date.  Following the closing date, and continuing until the payment date in [__________], commonly referred to as the prefunding period, the issuing entity will have the ability to purchase beneficial interests in additional leases and leased vehicles to the extent there are sufficient funds on deposit in the prefunding account.  If all amounts on deposit in the prefunding account are not used by the end of the prefunding period, all remaining amounts will be applied as a mandatory prepayment of the class [___] notes.  The prefunding period may terminate prior to the payment date in [_____] and result in earlier than expected principal repayment of the class [_____] notes upon occurrence of [_____].]

[Insert any additional limitations on the ability of the issuing entity to acquire additional receivables and the requirements for such additional receivables in accordance with Item 1103(a)(5) and Item 1111(g) of Regulation AB.]

[We refer you to “Description of the Notes—Prefunding Period” in this prospectus supplement for more information.]

Minimum Denominations, Registration, Clearance and Settlement

The notes of each class shall be issued in U.S. Dollars in minimum denominations of $1,000 and integral multiples of $1,000 in excess thereof.  The notes will be issued in book-entry form and will be registered in the name of Cede & Co., as the nominee of The Depository Trust Company, the clearing agency.
Optional Purchase

The servicer may, at its option, purchase the interest in the SUBI evidenced by the SUBI certificate from the issuing entity on any payment date if, either before or after giving effect to any payment of principal required to be made on such payment date, the note balance is less than or equal to 10% of the initial aggregate principal balance of the notes.

We refer you to “Description of the Transaction Documents—Optional Purchase” in this prospectus supplement for more detailed information.
Credit Enhancement

Credit enhancement is intended to protect you against losses and delays in payments on your securities by absorbing credit losses on the leases, residual losses on the related leased vehicles and other shortfalls in cash flows.  The available credit enhancement is limited.  Losses on the leases and related leased vehicles in excess of available credit enhancement will not result in a write down of the principal balances of the notes.  Instead, if losses on the leases and related leased vehicles exceed the amount of available credit enhancement, the amount available to make payments on the notes will be reduced to the extent of such losses.

The credit enhancement for the notes will include:

• overcollateralization, and
• the reserve fund.

If the credit enhancement is not sufficient to cover all amounts payable on the notes, notes having a later scheduled final payment date generally will bear a greater risk of loss than notes having an earlier final scheduled payment date. See “Risk Factors—Payment priorities increase risk of loss or delay in payment to certain classes of notes,” “Risk Factors—Because the issuing entity has limited assets, there is only limited protection against potential losses” and “Payments to Noteholders.”

Overcollateralization. Overcollateralization represents the amount by which the aggregate securitization value of the specified leases exceeds the aggregate principal amount of the notes outstanding. The aggregate securitization value of the specified leases as of the cutoff date is expected to exceed the initial aggregate principal amount of the notes by approximately [__]% of the aggregate securitization value of the specified leases as of the cutoff date.  The overcollateralization will be available to absorb credit losses on the leases and residual losses on the related leased vehicles.

Reserve Fund.  As an additional source of credit enhancement, the depositor will establish a reserve fund.

On each payment date, the issuing entity will use funds in the reserve fund to cover shortfalls in payments due to the servicer and interest and the first priority principal distribution amount required to be paid on the notes.

The reserve fund will be funded as follows:

•

on the closing date, the depositor will make an initial deposit to the reserve fund of an amount equal to __% of the aggregate securitization value of the specified leases as of the cutoff date; and

•

on each payment date, amounts needed to increase the reserve fund balance to the  required reserve fund balance will be deposited into the reserve fund after payments of higher priority have been made.

On each payment date, after all required distributions have been made, the amount on deposit in the reserve fund in excess of the reserve fund requirement will be released to the certificateholder.

For more detailed information about the reserve fund, we refer you to “Credit Enhancement—Reserve Fund” in this prospectus supplement.
[Credit Enhancement Provider]

[_____] will be the credit enhancement provider under the [_____].  The credit enhancement provider is a [_____] and is involved in the business of [_____].  The credit enhancement provider under the [derivative contract] provides protection against losses on the related notes.

[Insert any additional information on the credit enhancement provider in accordance with Item 1103(a)(3)(ix), Item 1114 and Item 1115 of Regulation AB, as applicable.]
[Derivative Contracts]

[On the closing date, for the class [__] notes, if any, the issuing entity will enter into a transaction under a [derivative contract] with [__________], as [derivative] counterparty.  Under each [derivative] transaction, if any, on each payment date the issuing entity will be obligated to [insert specific details of the derivative contract as required by item 1115 of Regulation AB] and the [derivative] counterparty will be obligated to [insert specific details of the derivative contract as required by item 1115 of Regulation AB].  Payments on the [derivative] transactions, if any, will be made on a net basis between the issuing entity and the [derivative] counterparty.

If the [derivative] counterparty’s long-term or short-term ratings cease to be at the levels required by [the relevant rating agencies], the [derivative] counterparty will be obligated to assign the [derivative contract], provide an eligible guarantee, post collateral or establish other arrangements satisfactory to those rating agencies to secure its obligations under the [derivative contract], arrange for an eligible substitute [derivative] counterparty satisfactory to the issuing entity or perform a combination of the aforementioned actions.]

[Insert any additional information on the derivative contract in accordance with Item 1103(a)(3)(ix), Item 1114 and Item 1115 of Regulation AB, as applicable.]
Advances

The servicer (i) is required to advance to the issuing entity lease payments that are due but unpaid by the lessees and (ii) may, at its option, advance to the issuing entity an amount equal to the securitization value on leased vehicles for which the related leases have terminated during the related collection period and that the servicer has not sold.  The servicer will not be required to make any advance if it determines that it will not be able to recover an advance from future payments on the related lease or leased vehicle.

Servicer Compensation

As compensation for its roles as servicer and administrator, BMW Financial Services NA, LLC, will be entitled to receive a servicing fee for each collection period in an amount equal to [_]% per annum of the outstanding aggregate securitization value of the specified leases as of the first day of the collection period; provided that in the case of the first payment date, the servicing fee will be an amount equal to the sum of (a) [_]% per annum of the outstanding aggregate securitization value of the specified leases as of the cutoff date and (b) [_]% per annum of the outstanding aggregate securitization value of the specified leases as of [______].  In addition, as additional servicing compensation, the servicer will be entitled to retain any and all expense reimbursements, late payment fees, extension fees, early termination fees, prepayment charges, administrative fees or similar charges received with respect to any lease other than excess wear and tear or excess mileage charges.  The servicing fee will be payable on each payment date prior to any other distributions.  For more detailed information about additional servicing compensation, we refer you to “Description of the Transaction Documents—Servicing Compensation” in

this prospectus supplement.
Trustee Fees and Expenses

Each trustee will be entitled to a fee (and will be entitled to be reimbursed for all costs and expenses incurred) in connection with the performance of its respective duties.

The indenture trustee will be entitled to the investment earnings on amounts on deposit in the note distribution account.

The owner trustee will be entitled to an annual fee equal to $[_____].

The owner trustee fee and other costs, expenses and indemnities of the trustees will be paid directly by the servicer, in its capacity as administrator, from amounts received as the servicing fee.

CUSIP Numbers	Class A-1 Notes: [_____ ___ _] Class A-2 Notes: [_____ ___ _] Class A-3 Notes: [_____ ___ _] Class A-4 Notes: [_____ ___ _]
Tax Status

Special tax counsel to the depositor is of the opinion that although there is no authority with respect to a transaction closely comparable to that contemplated herein:

•

notes sold on the closing date to parties unrelated to the initial holders of the certificates will constitute indebtedness for federal income tax purposes, and

•

the issuing entity will not constitute an association or a publicly traded partnership taxable as a corporation for federal income tax purposes.

By accepting a note, each holder or beneficial owner will be deemed to have agreed to treat the notes as indebtedness. You should consult your own tax advisor regarding the federal tax consequences of the purchase, ownership and disposition of the notes, and the tax consequences arising under the laws of any state or other taxing jurisdiction.

We refer you to “Material Income Tax Consequences” in this prospectus supplement and “Material Income Tax Consequences” in the accompanying prospectus.

ERISA Considerations

The notes are generally eligible for purchase by employee benefit plans and individual retirement accounts, subject to those considerations discussed under “ERISA Considerations” in this prospectus supplement and in the accompanying prospectus.

We refer you to “ERISA Considerations” in this prospectus supplement and in the accompanying prospectus.  If you are a benefit plan fiduciary considering purchase of the notes you should, among other things, consult with your counsel in determining whether all required conditions have been satisfied.

Eligibility for Purchase by Money Market Funds

[The Class A-1 Notes have been structured to be eligible securities for purchase by money market funds under Rule 2a-7 under the Investment Company Act of 1940. However, money market funds contemplating a purchase of Class A-1 Notes should consult their counsel before making a purchase.]

Ratings	It is a condition to the issuance of the securities that the notes will receive the following ratings from [___________] (“[___]”) and [___________] (“[___]”):
Class [___] [___] A-1 [___] [___] A-2 [___] [___] A-3 [___] [___] A-4 [___] [___]
None of the sponsor, depositor, servicer, administrator, indenture trustee, owner trustee or any of their affiliates will be required to monitor any changes to the ratings on these securities.

RISK FACTORS

You should consider the following risk factors (and the risk factors set forth under “Risk Factors” in the accompanying prospectus) in deciding whether to purchase the notes:

Because the issuing entity has limited assets, there is only limited protection against potential losses.

The only sources of funds for payments on the notes are the assets of the issuing entity and the reserve fund.  The notes are not obligations of, and will not be insured or guaranteed by, any governmental agency or the depositor, the sponsor, the vehicle trust, the servicer, any trustee or any of their affiliates.  You must rely solely on payments on the leases and related leased vehicles and amounts on deposit in the reserve fund for payments on the notes.  Although funds in the reserve fund will be available to cover shortfalls in payments of interest and principal on each payment date, the amounts deposited in the reserve fund will be limited.  If the entire reserve fund has been used, the issuing entity will depend solely on current collections on the leases and related leased vehicles to make payments on the notes.  Any excess amounts released from the reserve fund to the certificateholders will no longer be available to noteholders on any later payment date.  We refer you to “Credit Enhancement—Reserve Fund” in this prospectus supplement.

Occurrence of events of default under the indenture may result in insufficient funds to make payments on your notes.

Payment defaults or the insolvency or dissolution of the issuing entity may result in prepayment of the notes if the assets of the issuing entity are liquidated, which may result in losses.  If the issuing entity fails to pay principal on the notes when due, or fails to pay interest on the notes within five days of the due date, an event of default will occur.  If this happens and the notes are accelerated, the indenture trustee, subject to the terms of the indenture may sell or may be directed by holders of 100% of the aggregate principal amount of the notes outstanding to sell the assets of the issuing entity and prepay the notes.  In the event the indenture trustee sells the assets of the issuing entity under adverse market conditions, proceeds from such sale may not be sufficient to repay all of the notes and you may suffer a loss.

You may have difficulty selling your notes or obtaining your desired sales price.

The notes will not be listed on any securities exchange. The underwriters intend to make a secondary market for the notes. The underwriters will do so by offering to buy the notes from investors that wish to sell. However, the underwriters will not be obligated to make offers to buy the notes and may stop making offers at any time. In addition, the prices offered, if any, may not reflect prices that other potential purchasers would be willing to pay, were they to be given the opportunity.

Recent and continuing events in the global financial markets, including the failure, acquisition or government seizure of several major financial institutions, the establishment of government bailout programs for financial institutions, problems related to subprime mortgages and other financial assets, the de-valuation of various assets in secondary markets, the forced sale of asset-backed and other securities as a result of the de-leveraging of structured investment vehicles, hedge funds, financial institutions and other entities, and the lowering of ratings on certain asset-

backed securities, have caused a significant reduction in liquidity in the secondary market for asset-backed securities.  This period of illiquidity may continue, and even worsen, and may adversely affect the market value of your notes.  As a result, you may be unable to obtain the price that you wish to receive for your notes or you may suffer a loss on your investment.

The notes are subject to risk because payments on the notes are subordinated to servicing fees and other payments.

The notes are subject to risk because payments of principal and interest on the notes on each payment date are subordinated to the basic servicing fee and the payment date advance reimbursement amount due to the servicer.

This subordination could result in reduced or delayed payments of principal and interest on the notes.

The concentration of leased vehicles to particular models could negatively affect the pool assets.

The [____], [____] and [____] models represent approximately [__]%, [__]% and [__]%, respectively, of the aggregate securitization value of the leased vehicles allocated to the SUBI as of the cutoff date. Any adverse change in the value of a specific model type would reduce the proceeds received at disposition of a related leased vehicle. As a result, you may incur a loss on your investment.

The residual value of leased vehicles may be adversely affected by discount pricing incentives, marketing incentive programs and recent economic developments.

Historical residual value loss experience on lease vehicles is partially attributable to new vehicle pricing policies of all manufacturers. Discount pricing incentives or other marketing incentive programs on new vehicles by BMW of North America, LLC or by its competitors that effectively reduce the prices of new vehicles may have the effect of reducing demand by consumers for used vehicles. Although BMW of North America, LLC currently does not have any marketing incentive program that reduces the prices of the new vehicles, it may introduce such programs in the future. The reduced demand for used vehicles resulting from discount pricing incentives or other marketing incentive programs introduced by BMW of North America, LLC or any of its competitors may reduce the prices consumers will be willing to pay for used vehicles, including leased vehicles included in the pool assets at the end of the related leases and thus reduce the residual value of such leased vehicles.

In addition, the United States has experienced a period of economic slowdown. Rising unemployment and continued lack of availability of credit may lead to increased default rates on the specified leases. This period may be accompanied by decreased consumer demand for vehicles and declining values of off-lease vehicles, which increases the amount of a loss in the event of default by a lessee. Significant increases in the inventory of used vehicles during periods of economic slowdown or recession may also depress the prices at which off-lease vehicles may be sold or delay the timing of these sales.

As a result of these incentive plans or the economic slowdown, the proceeds received by the vehicle trust upon disposition of leased vehicles may be reduced and may not be sufficient to pay amounts owing on the notes.

Payment priorities increase risk of loss or delay in payment to certain notes.

Classes of notes that receive payments, particularly principal payments, before other classes will be repaid sooner than the other classes and payments to these other classes may be delayed if collections and amounts on deposit in the reserve fund are inadequate to pay all amounts payable on all classes of notes on any payment date.  In addition, because principal of each class of notes will be paid sequentially, certain classes of notes will be outstanding longer and therefore will be exposed to the risk of losses during periods after other classes have been receiving most or all amounts payable on their notes.

As a result, the yields of the later maturing classes of notes will be more sensitive to losses on the leases and related leased vehicles and the timing of those losses.  If the actual rate and amount of losses exceeds historical levels, and if the available overcollateralization and available amounts from the reserve fund are insufficient to cover the resulting shortfalls, the yield to maturity on your notes may be lower than anticipated, and you could suffer a loss.

Classes of notes that receive payments of principal later than expected are exposed to greater risk of loss.  In such case, the yields on your notes could be materially and adversely affected.

The geographic concentration of the specified leases and performance of the specified leases and related specified vehicles may increase the risk of loss on your investment.

Economic conditions, such as unemployment, interest rates, inflation rates and consumer perceptions of the economy, in the states where obligors reside may affect delinquencies, losses and prepayments on the specified leases.  If there is a concentration of vehicle registrations in particular states, these or any adverse economic conditions in those states may affect the rate of prepayment and defaults on the specified leases and the ability to sell or dispose of the related specified vehicles for an amount at least equal to their Automotive Lease Guide residual values.  In addition, adverse economic conditions as a result of the current recession, including the decline in home values in many states, may affect payments on the leases from lessees residing in the affected states.

As of the cutoff date, the servicer’s records indicate that the aggregate securitization value of the leases and leased vehicles allocated to the SUBI was concentrated in the following states:

Percentage of

Aggregate Securitization

State

Value as of the Cutoff Date

[____]

[__]%

 [____]

[__]%

[____]

[__]%

 [____]

[__]%

No other state, based on the addresses of the state of residence of the lessees, accounted for more than 5.00% of the aggregate securitization value of the leases and related leased vehicles allocated to the SUBI as of the cutoff date. A large number of manufacturers and providers of high technology equipment and services are headquartered in California.  A renewed downturn in this sector could have a substantial impact on the California economy and on the performance of leases originated in that state.

For a discussion of the breakdown of the specified leases and specified vehicles by state, we refer you to “The Specified Leases” in this prospectus supplement.

Certain lessees’ ability to make timely payments on the leases and related leased vehicles may be adversely affected by extreme weather conditions or other natural disasters.

Extreme weather conditions or other natural disasters could cause substantial business disruptions, economic losses, unemployment and an economic downturn. As a result, the related lessees’ ability to make timely payments could be adversely affected. The issuing entity’s ability to make payments on the notes could be adversely affected if the related lessees were unable to make timely payments.

The return on your notes could be reduced by shortfalls due to the Servicemembers Civil Relief Act.

The Servicemembers Civil Relief Act, as amended (the “Relief Act”), and similar laws of many states may provide relief to lessees who enter active military service and to lessees in reserve status who are called to active duty after the originations of their leases.  Current U.S. military operations, including in the Middle East, the instability of Afghanistan and rising tensions in other regions such as Korea and Iran may continue to involve military operations that will increase the number of citizens who have been called or will be called to active duty.  The Relief Act provides, generally, that the lessor may not terminate the lease contract for breach of the terms of the contract, including nonpayment. Furthermore, under the Relief Act, a lessee may terminate a lease of a vehicle at anytime after the lessee’s entry into military service or the date of the lessee’s military orders (as described below) if (i) the lease is executed by or on behalf of a person who subsequently enters military service under a call or order specifying a period of not less than 180 days (or who enters military service under a call or order specifying a period of 180 days or less and who, without a break in service, receives orders extending the period of military service to a period of not less than 180 days); or (ii) the lessee, while in the military, executes a lease of a vehicle and thereafter receives military orders for a permanent change of station outside of the continental United States or to deploy with a military unit for a period of not less than 180 days. No early termination charge may be imposed on the lessee for such termination.

Any interest shortfall resulting from application of the Relief Act will be paid in subsequent periods to the extent of available amounts before payments of principal are made on the notes and may result in extending the anticipated maturity of your class of notes or possibly result in a loss in the absence of sufficient credit enhancement.  In addition, pursuant to the laws of many states, under certain circumstances, residents called into active duty with the reserves can apply to a court to delay payments on retail installment contracts, including the leases.

The Relief Act also limits the ability of the servicer to repossess a defaulted vehicle during the related lessee’s period of active duty and, in some cases, may require the servicer to extend the maturity of the lease, lower the monthly payments and readjust the payment schedule for a period of time after the completion of the lessee’s military service.  As a result, there may be delays in payment and increased losses on the leases.  Those delays and increased losses will be borne primarily by the certificates, but if such losses are greater than anticipated, you may suffer a loss.

The servicer is not required to advance any shortfall due to the application of the Relief Act.

While there are not a significant number of obligors in active military service as of the cutoff date the servicer does not maintain data as to the number of obligors in the military reserves.

The timing of principal payments is uncertain.

The amount of distributions of principal on the notes and the time when you receive those distributions depend on the rate of payments and losses relating to the specified leases and the specified vehicles, which cannot be predicted with certainty. Those principal payments may be regularly scheduled payments or unscheduled payments like those resulting from prepayments or liquidations of defaulted specified leases. Additionally, the servicer may be required to make payments relating to specified leases and specified vehicles under some circumstances, and will have the right to purchase all assets of the trust pursuant to an optional redemption of the notes. Each of these payments will have the effect of shortening the average lives of the notes. You will bear any reinvestment risks resulting from a faster or slower rate of payments of the specified leases and the specified vehicles.

Prepayments on leases, reallocations of leases and leased vehicles and the servicer’s optional purchase of the SUBI Certificate may cause prepayments on the notes, resulting in reinvestment risk to you.

You may receive payment of principal on your notes earlier than you expected.  If that happens, you may not be able to reinvest the principal you receive at a rate as high as the rate on your notes.  Prepayments on the leases will shorten the lives of the notes to an extent that cannot be predicted.  Prepayments may occur for a number of reasons.  Some prepayments may be caused by the lessees under the leases.  For example, lessees may:

• default, resulting in the repossession and sale of the leased vehicle, or
• damage the vehicle or become unable to pay due to death or disability, resulting in payments to the servicer under any existing physical damage, credit life or other insurance.

Some prepayments may be caused by the servicer.  For example, the servicer will make representations and warranties regarding the leases and related leased vehicles, and will agree to take or refrain from taking certain actions with respect to such leases and leased vehicles.  If the servicer breaches a representation or warranty and the breach is material and cannot be remedied, it will be required to reallocate the related lease and leased vehicle from the issuing entity.  This will result in the prepayment of the purchased leases.

The servicer has the option to purchase the interest in the SUBI evidenced by the SUBI certificate from the issuing entity when the aggregate principal balance of the notes is less than or equal to 10% of the initial aggregate principal balance of the notes.

The rate of prepayments on the leases and related leased vehicles may be influenced by a variety of economic, social and other factors.  The depositor maintains limited historical data with respect to prepayments.  For these reasons, the depositor cannot predict the actual prepayment rates for the leases and related leased vehicles.

Withdrawal or downgrading of the initial ratings of the notes will affect the prices for the notes upon resale.

A security rating is not a recommendation to buy, sell or hold securities.  Similar ratings on different types of securities do not necessarily mean the same thing.  A rating agency may change its rating of the notes after the notes are issued if that rating agency believes that circumstances have changed.  Any subsequent change in a rating will likely affect the price that a subsequent purchaser would be willing to pay for the notes and your ability to resell your notes.

Additionally, we note that it may be perceived that a rating agency has a conflict of interest where, as is the industry standard and the case with the ratings of the notes, the sponsor or the trust pays the fee charged by the rating agency for its rating services

The notes are not suitable investments for all investors.

The notes are not a suitable investment for any investor that requires a regular or predictable schedule of payments or payment on specific dates.  The notes are complex investments that should be considered only by sophisticated investors.  We suggest that only investors who, either alone or with their financial, tax and legal advisors, have the expertise to analyze the prepayment, reinvestment and default risks, the tax consequences of an investment and the interaction of these factors should consider investing in the notes.

Recent economic developments may adversely affect the performance and market value of your notes.

The United States is in the midst of a severe economic downturn that may adversely affect the performance of the specified leases.  Rising unemployment, decreases in home values and lack of available credit may lead to increased delinquency and default rates by user-lessees, as well as decreased consumer demand for leased vehicles, increased turn-in rates and declining market values of the leased vehicles securing the specified leases, which may weaken collateral coverage and increase the amount of a loss in the event of user-lessee defaults.  Significant increases in the inventory of used automobiles during periods of economic recession may also depress the prices at which prematurely turned-in automobiles may be released or delay the timing of these transactions.  If the economic downturn worsens, or continues for an extended period of time, delinquencies and losses on the specified leases could continue to increase, which could result in losses on your notes.

Delinquencies and losses with respect to automobile retail lease contracts generally have increased in recent months and may continue to increase.  These increases in delinquencies and losses may be related to the weakness in the residential housing market where increasing numbers of individuals have defaulted on their residential mortgage loans.  See “Delinquencies, Repossessions and Loss Information” and “Static Pools” in this prospectus supplement for delinquency and loss information regarding certain automobile lease contracts originated and serviced by BMW Financial Services NA, LLC.

No prediction or assurance can be made as to the effect of an economic downturn on the rate of delinquencies, prepayments and/or losses on the specified leases.

Defined Terms

You can find a listing of the pages where the principal terms are defined under “Index of Principal Terms” beginning on page S-[__].

Overview of the Transaction

Please refer to page S-1 for a diagram providing an overview of the transaction described in this prospectus supplement.

BMW passenger car centers and BMW light truck centers (collectively referred to as “Centers”) have assigned, and will assign, vehicle leases and the related vehicles to Financial Services Vehicle Trust, a Delaware statutory trust (the “Vehicle Trust”). The Vehicle Trust was created in August 1995 to facilitate the titling of passenger cars, light trucks and motorcycles in connection with the securitization of passenger car, light truck and motorcycle leases. The Vehicle Trust has issued to BMW Manufacturing L.P. (“BMW LP” or the “UTI Beneficiary”) a beneficial interest in the undivided trust interest (the “UTI”). The UTI represents the entire beneficial interest in assets of the Vehicle Trust that have not been allocated to special units of beneficial interest such as the ones described in this prospectus. The trustee of the Vehicle Trust will be directed by the UTI Beneficiary:

•

to establish a special unit of beneficial interest (the “[____]-[_] SUBI”); and

•

to allocate a separate portfolio of leases (the “Specified Leases”), the vehicles that are leased under the Specified Leases (the “Specified Vehicles”) and the related assets of the Vehicle Trust, including the cash proceeds (or other such equivalent proceeds) associated with such Specified Leases to the [____]-[_] SUBI.

The SUBI will represent the entire beneficial interest in the Specified Leases and Specified Vehicles (collectively, the “SUBI Assets”). Upon creation of the [____]-[_] SUBI, the related SUBI Assets will no longer be a part of the assets of the Vehicle Trust represented by the UTI, and the interest in the Vehicle Trust Assets represented by the UTI will be reduced accordingly. The [____]-[_] SUBI will evidence an indirect beneficial interest, rather than a direct legal interest, in the SUBI Assets. The [____]-[_] SUBI will not represent a beneficial interest in any Vehicle Trust Assets other than the SUBI Assets. Payments made on or in respect of any Vehicle Trust Assets other than the SUBI Assets will not be available to make payments on the Notes or the Certificates. The UTI Beneficiary may from time to time cause special units of beneficial interest other than the [____]-[_] SUBI (each, an “Other SUBI”) to be created out of the UTI. The Issuing Entity (and, accordingly, its securityholders) will have no interest in the UTI, any Other SUBI or any assets of the Vehicle Trust Assets evidenced by the UTI or any Other SUBI. See “The SUBI” and “The Vehicle Trust” in the accompanying prospectus.

BMW LP will sell, transfer and assign its interest in the [____]-[_] SUBI to BMW Auto Leasing LLC (the “Depositor”). The Depositor will in turn transfer and assign the certificate representing its interest in the [____]-[_] SUBI (the “SUBI Certificate”) to BMW Vehicle Lease Trust [____]-[_] (which is referred to in this prospectus supplement as the “Trust” or the “Issuing Entity”). The Issuing Entity will issue four classes of asset backed notes (the “Notes”) in an aggregate principal amount of $[_________] (the “Initial Note Balance”). The Issuing Entity will also issue one class of asset backed certificates (the “Certificates”), which represent the residual interest in the Issuing Entity. The Issuing Entity will pledge the SUBI Certificate to the Indenture Trustee as security for the Notes. The Notes and the Certificates are collectively referred to as the “Securities” and the holders of Securities are referred to as “Securityholders”. The holders of the Notes are referred to as the “Noteholders” and the holders of the Certificates are referred to as the “Certificateholders.” Each Note will represent an obligation of, and each Certificate will represent a fractional undivided interest in, the Trust. Payments in respect of the Certificates will be subordinated to payments in respect of the Notes to the extent described in this prospectus supplement. The Notes are the only securities being offered hereby.  The Certificates are not being offered to you in this offering.

As a condition to the issuance of the Notes, [______] and [_____] (together the “Rating Agencies” and each a “Rating Agency”) must each rate the Class A-1 Notes in their highest short-term rating category, and the remaining classes of Notes in their highest long-term rating category. See “Ratings of the Notes” in this prospectus supplement for further information concerning the ratings assigned to the Notes, including the limitations of such ratings.

The Issuing Entity

Formation

The Issuing Entity has been formed under the laws of the State of Delaware solely for the purposes of the transactions described in this prospectus supplement and the accompanying prospectus. The Issuing Entity will be governed by a trust agreement (the “Trust Agreement”), dated as of the date of issuance of the Notes (the “Closing Date”), between the Depositor and [_________], as owner trustee (which is referred to in this prospectus supplement as the “Owner Trustee”).

The Issuing Entity will issue the Notes under an indenture, dated as of the Closing Date (the “Indenture”), between the Issuing Entity and [_________], as indenture trustee (which is referred to in this prospectus supplement as the “Indenture Trustee”). The Certificates will be issued under the Trust Agreement.

The Issuing Entity will not engage in any activity other than as duly authorized in accordance with the terms of the Trust Agreement. On the Closing Date, the authorized purposes of the Issuing Entity will be limited to:

•

issuing the Securities;

•

acquiring the SUBI Certificate and the other property of the Issuing Entity with the net proceeds from the sale of the Notes and the Certificates;

•

assigning and pledging the property of the Issuing Entity to the Indenture Trustee;

•

making payments on the Securities;

•

entering into and performing its obligations under the Transaction Documents to which it is a party; and

•

engaging in other transactions, including entering into agreements, that are necessary, suitable or convenient to accomplish, or that are incidental to or connected with, any of the foregoing activities.

Approval of additional activities and purposes may be requested by holders of at least 75% of the certificate percentage interest of the Certificates and will require (a) that (i) [______] has been notified of such additional activities and purposes and has not confirmed in writing within 10 Business Days (or such shorter period as is practicable or acceptable to [______]) that such additional activities and purposes would cause any of its then-current ratings of the Notes to be qualified, reduced or withdrawn and (ii) [______] has been notified of such additional activities and purposes and has confirmed in writing within 10 Business Days (or such shorter period as is practicable or acceptable to [______]) that such additional activities and purposes would not cause any of its then-current ratings of the Notes to be qualified, reduced or withdrawn, and (b) approval by holders of at least 75% of the aggregate principal amount of the Notes outstanding.

The Issuing Entity may not issue securities other than the Notes and Certificates.  Except for the Securities, the Issuing Entity is also prohibited from borrowing money or making loans to any other person.

The term “Transaction Documents” refers to the Indenture, together with the SUBI Trust Agreement, the Servicing Agreement, the Administration Agreement, the Trust Agreement, the SUBI Certificate Transfer Agreement and the Issuer SUBI Certificate Transfer Agreement.

Notes owned by the Issuing Entity, the Depositor, the Servicer and their respective affiliates will be entitled to all benefits afforded to the Notes except that they generally will not be deemed outstanding for the purposes of making requests, demands, authorizations, directions, notices, consents or other action under the Transaction Documents.

BMW FS, the sponsor of this transaction (which is sometimes referred to in this prospectus supplement as the “Sponsor”) will be appointed to act as the servicer (which is sometimes referred to in this prospectus supplement as the “Servicer”) of the Specified Leases and the related Specified Vehicles.  The Servicer will service the leases and related leased vehicles pursuant to (i) a servicing agreement, dated as of August 30, 1995, as amended by a supplement to be dated as of the Closing Date (as amended or supplemented from time to time, referred to in this prospectus supplement as the “Servicing Agreement”), among the Vehicle Trust, the UTI Beneficiary, and BMW FS, as Servicer, (ii) the Trust Agreement and (iii) the issuer administration agreement dated as of the Closing Date (which is referred to in this prospectus supplement as the “Administration Agreement”) among BMW FS, as administrator (which is sometimes referred to in this prospectus supplement as the “Administrator”), the Trust, the Depositor and the Indenture Trustee, and will be compensated for those services as described under “Description of the Transaction Documents—Servicing Compensation” in this prospectus supplement and “Description of the Transaction Documents—Servicing Compensation” in the accompanying prospectus.

The Issuing Entity’s principal offices will be in Wilmington, Delaware, in care of the Owner Trustee, at the address listed below under “The Owner Trustee and the Indenture Trustee”.  The Issuing Entity’s fiscal year end will occur on the 31st day of December each year.

Property of the Issuing Entity

On the Closing Date, the Depositor will transfer the SUBI Certificate to the Issuing Entity pursuant to the Issuer SUBI Certificate Transfer Agreement. The Issuing Entity will then pledge its interest in the SUBI Certificate to the Indenture Trustee under the Indenture. See “The SUBI—Transfers of the SUBI Certificate” in this prospectus supplement and the accompanying prospectus.

After giving effect to the transactions described in this prospectus supplement, the property of the Issuing Entity (the “Trust Estate”) will include:

•

the SUBI Certificate, evidencing a beneficial interest in the assets allocated to the [____]-[_] SUBI, including the right to payments thereunder from certain Termination Proceeds and Recovery Proceeds on deposit in the SUBI Collection Account and net investment earnings, if any;

•

the rights of the Issuing Entity as secured party under a back-up security agreement with respect to the SUBI Certificate and the undivided interest in the SUBI Assets;

•

the rights of the Issuing Entity to funds on deposit from time to time in the SUBI Collection Account, the Note Distribution Account and any other account or accounts established pursuant to the Indenture and net investment earnings thereon, if any, other than net investment earnings on amounts on deposit in the Note Distribution Account;

•

the rights of the Depositor, as transferee, under the SUBI Certificate Transfer Agreement;

•

the rights of the Trust, as transferee, under the Issuer SUBI Certificate Transfer Agreement;

•

the rights of the Vehicle Trust under any related dealer agreements;

•

the security interest of the Issuing Entity in the Reserve Fund (including investment earnings, net of losses and investment expenses, on amounts on deposit therein);

•

the rights of the Issuing Entity as a third party beneficiary of the Servicing Agreement and the SUBI Trust Agreement; and

•

all proceeds of the foregoing, which shall include Sales Proceeds (to the extent vehicles are sold outside of BMW FS’ Like Kind Exchange Program (the “LKE Program”)) and an amount equal to Sales Proceeds deposited by the Servicer in lieu of actual Sales Proceeds in connection with the LKE Program.  For additional information, see “Additional Information Regarding the Securities — Like Kind Exchange Program” in the accompanying prospectus.

The Indenture will require the Trust Estate to be pledged by the Issuing Entity to the Indenture Trustee.

Because the [____]-[_] SUBI will represent a beneficial interest in the SUBI Assets, Securityholders will be dependent on payments made on the Specified Leases and proceeds received in connection with the sale or other disposition of Specified Vehicles for the payment of interest on and principal of the related Securities. The Issuing Entity will not, except to the extent of the back-up security interest as discussed in “Certain Legal Aspects of the Leases and the Leased Vehicles—Back-up Security Interests” in the accompanying prospectus, have a direct ownership interest in the Specified Leases or a direct ownership interest or perfected security interest in the Specified Vehicles, which will be titled in the name of the Vehicle Trust or the Vehicle Trustee.  Therefore, it is possible that a claim or lien in respect of the Specified Vehicles or the Vehicle Trust could limit the amounts payable in respect of the SUBI Certificate to less than the amounts received from the lessees of the Specified Vehicles (each, a “User-Lessee”) or received from the sale or other disposition of Specified Vehicles. To the extent that a claim or lien were to delay the disposition of the Specified Vehicles or reduce the amount paid to the holders of the SUBI Certificate in respect of their beneficial interests in the SUBI Assets, Noteholders could experience delays in payment or losses on their investment. See “Risk Factors—The bankruptcy of BMW Financial Services NA, LLC (servicer) or BMW Auto Leasing LLC (depositor) could result in losses or delays in payments on your securities”, “The SUBI”, “Certain Legal Aspects of the Vehicle Trust and the SUBI—The SUBI” and “Certain Legal Aspects of the Specified Leases and the Specified Vehicles—Back-up Security Interests” in the accompanying prospectus.

Capitalization of the Issuing Entity

The following table illustrates the approximate expected assets of the Issuing Entity as of the Closing Date:

[____]-[_] SUBI Certificate	$[______]
Reserve Fund	$[______]
Total	$[______]

The following table illustrates the approximate capitalization of the Issuing Entity as of the Closing Date, as if the issuance and sale of the Notes had taken place on that date:

Notes	$[______]
Overcollateralization	$[______]
Total	$[______]

The Issuing Entity will also issue the Certificates which represents the residual interest in the Issuing Entity.   The Certificates are not offered by this prospectus supplement, and initially will be retained by the Depositor.

The Depositor

BMW Auto Leasing LLC, referred to in this prospectus supplement as the Depositor, is a wholly owned, limited purpose subsidiary of BMW FS and was formed in August 2000 in the State of Delaware.  The principal office of the Depositor is located at 300 Chestnut Ridge Road, Woodcliff Lake, New Jersey 07677 and its telephone number is (201) 307-4000.  Additional information regarding the Depositor may be found in the accompanying prospectus under the caption “The Depositor.”

For the time period that the Issuing Entity is required to report under the Exchange Act, reports filed under the Exchange Act with respect to the Issuing Entity will be available on the Indenture Trustee’s website presently located at [_______] as soon as reasonably practicable after such reports are filed with the SEC.

The Sponsor, Administrator and Servicer

General

BMW Financial Services NA, Inc. (“BMW FS”), the predecessor of BMW Financial Services NA, LLC, was incorporated on April 23, 1984 in the State of Delaware and, on May 1, 2000, was converted into a limited liability company organized under the laws of the State of Delaware.  The national executive headquarters of BMW FS are located at 300 Chestnut Ridge Road, Woodcliff Lake, New Jersey 07677.  Its telephone number is (201) 307-4000.  Its Customer Service Center is located at 5550 Britton Parkway, Hilliard, Ohio 43016.  Additional information regarding the Sponsor may be found in the accompanying prospectus under “The Sponsor, Administrator and Servicer.”

The Sponsor is responsible for pooling and servicing the pool assets and structuring the securitization transaction.  In its roles as Administrator and Servicer, BMW FS plays a primary role in the management of the Issuing Entity and the Specified Leases and Specified Vehicles.  In addition, as Servicer, BMW FS will be authorized to exercise certain discretionary powers with regard to the administration of the Specified Leases and the Specified Vehicles, as described under “The Sponsor, Administrator and Servicer—Servicing Experience” in the accompanying prospectus.

Securitization Experience

In 1993, BMW FS began originating retail lease contracts.  In 1993, BMW FS began selling retail installment sale contracts to asset-backed commercial paper conduits.  In 1999, BMW FS began sponsoring securitization trusts.  Since 2000, in its capacity as Sponsor, BMW FS has sponsored three public securitization trusts backed by motor vehicle leases, where the trusts issued approximately $4,720,160,000 of securities in public markets to date, none of which defaulted, experienced any trigger events or failed to pay principal in full at maturity. In addition, since 1996, BMW FS has sponsored [_] securitization trusts backed by motor vehicle leases, which trusts have issued approximately $[______] of securities in private markets to date.  Over the last five years, the number of BMW motor vehicles leased by BMW FS in the United States has increased at an average rate of 5.1% per year.  [To the extent material, at the time of a transaction, include information regarding the size and composition of BMW FS’ portfolio of assets of the type to be securitized, in accordance with Item 1104(c) of Regulation AB.]

BMW FS has never defaulted in its payment obligations under its term securitization offerings, and none of these ABS securities have defaulted, or otherwise been accelerated due to the occurrence of an early amortization or other performance triggering event.  BMW FS has never failed to pay principal in full at maturity on any of its securities issued in a term securitization and has not defaulted in its payment obligations under its term securitization offerings.  BMW FS only securitizes leases that it has originated and it selects such leases based on the selection criteria specified in this prospectus supplement.

In addition to securitizing motor vehicle leases similar to the Specified Leases, since 1996, BMW FS has sponsored [_] securitization trusts backed by retail installment sales contracts, which trusts have issued approximately $[______] of securities in public markets to date and other securitization entities backed by pools of wholesale “floorplan” loans to automobile retailers, which entities have issued approximately $2,143,000,000 in securities in private markets to date.  Affiliates of BMW FS have also sold pools of leases to commercial paper conduits.  None of the securities sponsored by BMW FS or its affiliates in those transactions have defaulted, experienced any trigger events or failed to pay principal in full at maturity.

BMW FS expects that ABS debt offerings will continue to be a material funding source for BMW FS. For additional information regarding BMW FS’s overall procedures for originating or acquiring and securitizing assets similar to the Specified Leases, you should refer to “BMW FS’ Lease Financing Program” and “The Leases” in the accompanying prospectus.  For information regarding BMW FS’s experience in securitizing other types of assets, you should refer to “The Sponsor, Administrator and Servicer” in the accompanying prospectus.

Servicing

BMW FS, in its capacity as Servicer, began servicing operations in 1993.  In addition to servicing motor vehicle leases similar to the Specified Leases, BMW FS also services the retail installment sale contracts and wholesale floorplan loans securitized in the transactions described above.  [To the extent material, at the time of a transaction, include information regarding the composition of BMW FS’ portfolio of serviced assets of the type to be securitized, in accordance with Item 1108(b)(2)].

BMW FS is the servicer for all of the loans and leases that it finances. As the servicer, BMW FS generally handles all collections, administers defaults and delinquencies and otherwise services the loans, the leases and the related vehicles.

The tables set forth below under “Delinquencies, Repossession and Loss Information” show BMW FS’ servicing experience for its entire portfolio of retail lease contracts on automobiles, including contracts sold in securitizations, that BMW FS continues to service, as further described under “Delinquencies, Repossession and Loss Information” in this prospectus supplement.  Additional information regarding BMW FS in its capacities as Sponsor, Administrator and Servicer may be found under “The Sponsor, Administrator and Servicer” and “Description of the Transaction Documents” in the accompanying prospectus.

Affiliations and Related Transactions

The Vehicle Trust, the UTI Beneficiary and the Depositor are affiliates of the Sponsor, the Servicer and the Administrator.  There is not currently, and there was not during the past two years, any material business relationship, agreement, arrangement, transaction or understanding that is or was entered into outside the ordinary course of business or is or was on terms other than would be obtained in an arm’s length transaction with an unrelated third party, between any of the Depositor, the Trust, the UTI Beneficiary and the Sponsor.

The [Owner Trustee] [Indenture Trustee] is an affiliate of [______], an underwriter of the Notes.

The Owner Trustee and the Indenture Trustee

[____________] is the Owner Trustee under the trust agreement.  [_______] is a [_____] banking corporation, and its Corporate Trust Office is located at [_____________________], Attn:  [______________].  The Depositor, the Servicer and its affiliates may maintain normal commercial banking relations with the Owner Trustee and its affiliates.  The fees and expenses of the Owner Trustee will be paid by the Administrator.  [Note: Description of experience serving as owner trustee for ABS transactions involving motor vehicle leases for BMW FS and others will be provided by owner trustee]

[___________] is the Indenture Trustee under the Indenture (the Indenture Trustee and the Owner Trustee are collectively referred to in this prospectus supplement as the Trustees).  [_______________] is a banking association organized under the laws of the United States and its principal executive offices are located at (i) solely for purposes of surrender or exchange of notes, [_____________], Attention:  [_________________] and (ii) for all other purposes, [______________], Attention:  [_________________].The fees and expenses of the Indenture Trustee will be paid by [_____________]. The Depositor, the Servicer and their respective affiliates may maintain normal commercial banking relations with the Indenture Trustee and its affiliates.  [Note: Description of experience serving as Indenture Trustee for ABS transactions involving motor vehicle leases for BMW FS and others will be provided by the Indenture Trustee]

For a description of the roles and responsibilities of the Owner Trustee, see “Description of the Transaction Documents” and “—Administration Agreement” in the accompanying prospectus and “Description of the Transaction Documents—Duties of the Vehicle Trustee, the Owner Trustee and the Indenture Trustee” in this prospectus supplement. For a description of the roles and responsibilities of the Indenture Trustee, see “The Notes—The Indenture” in the accompanying prospectus and “Description of the Transaction Documents—Duties of the Vehicle Trustee, the Owner Trustee and the Indenture Trustee” in this prospectus supplement.

The Vehicle Trust and the Vehicle Trustee

The Vehicle Trust is a Delaware statutory trust and is governed by a trust agreement, dated as of August 30, 1995, as amended and restated as of September 27, 1996, and as further amended and restated as of May 25, 2000 and December 1, 2006 (the “Vehicle Trust Agreement”), between the UTI Beneficiary and BNY Mellon Trust of Delaware (f/k/a The Bank of New York (Delaware)), as trustee (the “Vehicle Trustee”). The primary business purpose of the Vehicle Trust is to acquire leases, including the Specified Leases, and serve as record holder of title to vehicles, including the Specified Vehicles, in connection with asset backed securities issuance transactions.  Additional information regarding the Vehicle Trust may be found in the accompanying prospectus under the caption “The Vehicle Trust.”

BNY Mellon Trust of Delaware (f/k/a The Bank of New York (Delaware)) is the Vehicle Trustee under the Vehicle Trust Agreement.  BNY Mellon Trust of Delaware (f/k/a The Bank of New York (Delaware)) is a Delaware banking corporation and its principal offices are located at 100 White Clay Center, Route 273, Newark, Delaware 19711.  The Depositor, the Servicer and their affiliates may maintain normal commercial banking relations with the Vehicle Trustee and its affiliates.  [Note: Description of experience of vehicle trustee will be provided by vehicle trustee]

The SUBI

General

The [____]-[_] SUBI will be issued by the Vehicle Trust under a supplement to the Vehicle Trust Agreement, dated as of the Closing Date by and between the UTI Beneficiary and the Vehicle Trust (the “SUBI Supplement” and, together with the Vehicle Trust Agreement, the “SUBI Trust Agreement”). The [____]-[_] SUBI will not represent a direct interest in the SUBI Assets or an interest in any Vehicle Trust Assets other than the SUBI Assets. The Issuing Entity and the Securityholders will have no interest in the UTI, any Other SUBI or any Vehicle Trust Assets evidenced by the UTI or any Other SUBI. Payments made on or in respect of Vehicle Trust Assets not represented by the SUBI will not be available to make payments on the Securities. For further information regarding the Vehicle Trust, see “The Vehicle Trust” in the accompanying prospectus.

The SUBI Certificate will evidence a beneficial interest in the SUBI Assets, which will consist of the Specified Leases, the Specified Vehicles and all proceeds of or payments on the Specified Leases and the Specified Vehicles received on or after the close of business on [________] (which is referred to in this prospectus supplement as the “Cutoff Date”) and all other related SUBI Assets, including:

•

amounts in the SUBI Collection Account received in respect of the Specified Leases,

•

amounts in the SUBI Collection Account received in respect of the sale of the Specified Vehicles,

•

certain monies payable in respect of the Specified Leases and Specified Vehicles on or after the Cutoff Date, including the right to receive payments made to BMW FS, the Depositor, the Vehicle Trust, the Vehicle Trustee or the Servicer under any insurance policies related to the Specified Leases and Specified Vehicles or the related User-Lessees, and

•

all proceeds of the foregoing.

Transfers of the SUBI Certificate

Simultaneously with the issuance of the SUBI Certificate to BMW LP, BMW LP will convey the SUBI Certificate to the Depositor pursuant to a transfer agreement, dated as of the Closing Date (the “SUBI Certificate Transfer Agreement”). BMW LP will covenant to treat the conveyance of the SUBI Certificate to the Depositor as an absolute sale, transfer and assignment for all purposes.

Immediately after the transfer of the SUBI Certificate to the Depositor, the Depositor will:

•

transfer to the Trust, without recourse, all of its right, title and interest in and to the SUBI Certificate under a transfer agreement, dated as of the Closing Date (the “Issuer SUBI Certificate Transfer Agreement”); and

•

deliver the SUBI Certificate to the Trust.

In exchange, the Issuing Entity will transfer to the Depositor the Notes and will issue to the Depositor the Certificates.

Immediately following the transfer of the SUBI Certificate to the Issuing Entity, the Issuing Entity will pledge its interest in the Trust Estate, which includes the SUBI Certificate, to the Indenture Trustee as security for the Notes. The Issuing Entity will deliver the SUBI Certificate to the Indenture Trustee to perfect the pledge of the SUBI Certificate. For additional information about the transfer of the SUBI Certificate, see “Description of the Transaction Documents” in the accompanying prospectus.

The Specified Leases

General

The Specified Leases and the related Specified Vehicles will be described in a schedule appearing as an exhibit to the SUBI Trust Agreement.  Under the Servicing Agreement, the Servicer will represent and warrant as to certain characteristics of each Specified Lease and Specified Vehicle as described under “The Leases—General” and “—Representations, Warranties and Covenants” in the accompanying prospectus.

Each of the Specified Leases was originated by a Center in the ordinary course of such Center’s business and assigned to the Vehicle Trust on or prior to the Cutoff Date, in accordance with the underwriting procedures described under “BMW FS’ Lease Financing Program” in the accompanying prospectus. As of the date of this prospectus supplement, the Specified Leases are operating leases under International Financial Reporting Standards and U.S. generally accepted accounting principles and have been selected based upon the criteria specified in the SUBI Trust Agreement and described under “—Characteristics” below and “The Leases—Representations, Warranties and Covenants” in the accompanying prospectus. All Specified Vehicles relating to the Specified Leases will be titled in the name of the Vehicle Trust or the Vehicle Trustee.  Approximately [_]% of the Specified Leases by Aggregate Securitization Value as of the Cutoff Date are evidenced by electronic contracts.

The Specified Leases and the related Specified Vehicles selected from the Vehicle Trust’s portfolio will consist of a pool of [______] Leases that had an Aggregate Securitization Value as of the Cutoff Date of $[_________].  The Aggregate Securitization Value for any date will mean an amount calculated as of the close of business on such day equal to the sum of the Securitization Values of all Specified Leases.  For more information regarding how the Securitization Value for each Specified Lease is calculated, you should refer to “—Calculation of the Securitization Value of the Specified Leases” below.

Each Specified Lease provides for equal Monthly Payments that are allocated between principal and Rent Charges. The “Rent Charge” portion of each Monthly Payment is the amount the User-Lessee is charged on the Lease Balance and is calculated on a constant yield basis at an imputed interest rate (the “Lease Rate”). The “Lease Balance” of a Specified Lease equals the present value of the remaining Monthly Payments owed by the User Lessee and the present value of the Contract Residual Value of the related Specified Vehicle, each determined using a discount rate equal to the Lease Rate. The initial Lease Balance of a Specified Lease (the “Initial Lease Balance”) equals the adjusted capitalized cost set forth in the Lease. The adjusted capitalized cost of a Specified Lease represents the initial value of the Specified Lease and the related Specified Vehicle (which value may exceed the manufacturer’s suggested retail price and may include certain fees and costs related to the origination of the Specified Lease). The Initial Lease Balance amortizes over the term of the Specified Lease to an amount equal to the Contract Residual Value.

All of the Specified Leases will be closed-end leases. Under a “closed-end lease,” at the end of its term, if the User-Lessee does not elect to purchase or re-lease the related leased vehicle by exercise of the purchase or re-lease option contained in such BMW lease contract, the User-Lessee is required to return the leased vehicle to or upon the order of BMW FS, as Servicer on behalf of the Vehicle Trust, at which time the User-Lessee will then owe (in addition to unpaid Monthly Payments) only incidental charges for excess mileage, excessive wear and use and other items as may be due under such lease.

Each User-Lessee will be permitted to purchase or re-lease the Specified Vehicle at the scheduled termination date specified in the related Specified Lease (the “Maturity Date”) or upon the early termination of the related Specified Lease. The purchase price (the “Purchase Option Price”) is the amount payable by a User-Lessee upon the exercise of its option to purchase a Specified Vehicle which amount equals (a) with respect to a Matured Vehicle, the Contract Residual Value plus any fees, taxes and other charges imposed in connection with such purchase and (b) with respect to a Specified Vehicle for which the related Specified Lease has been terminated early by the User-Lessee, the sum of (i) any due but unpaid Monthly Payments, (ii) any fees, taxes and other charges imposed in connection with the Specified Lease and (iii) the Actuarial Payoff. In addition, so long as a User-Lessee is not in default under a Specified Lease, a User-Lessee may terminate the Specified Lease and not exercise its option to purchase a Specified Vehicle at any time upon payment in full of a payoff amount (the “Early Termination Cost”). The Early Termination Cost is the sum of (a) any due but unpaid Monthly Payments; (b) any fees and taxes assessed or billed in connection with the Specified Lease and any other amount charged to the User-Lessee under the Specified Lease, including repair charges at termination; (c) a disposition fee; and (d) the Actuarial Payoff; minus (e) the estimated value of the vehicle as determined by Black Book Wholesale Average Condition, or if unavailable, the N.A.D.A. Official Used Car Guide Wholesale Average Condition (or, in California, the Kelly Blue Book Auto Market Report). The “Actuarial Payoff” is the excess of the sum of the Monthly Payments remaining until the end of the Specified Lease and the Contract Residual Value over the remaining unearned Rent Charges, calculated using the actuarial method.

Each Specified Lease will provide that BMW FS, as Servicer on behalf of the Vehicle Trust, may terminate the Specified Lease and repossess the related Specified Vehicle following an event of default by the related User-Lessee (each, a “Lease Default”). Typical Lease Defaults include, but may not be limited to, failure of the User-Lessee to make payments when due, certain events of bankruptcy or insolvency of the User-Lessee, failure to maintain required insurance or failure to comply with any other term or condition of the Specified Lease. BMW FS regularly tracks User-Lessees’ compliance with their payment and insurance obligations and monitors User-Lessees for noncompliance as more fully described under “BMW FS’ Lease Financing Program—Physical Damage and Liability Insurance” and “—Servicing” in the accompanying prospectus.  For additional disclosure about the rights of BMW FS in the case of a Lease Default, see “The Leases” in the accompanying prospectus.

In the event of termination of a Specified Lease where the related User-Lessee is in default following a casualty of the related Specified Vehicle, amounts collected with respect to the Specified Lease and Specified Vehicle, after deducting costs and other sums retained by the Servicer in connection therewith may be less than the Securitization Value of the Specified Lease. In the event that any of the foregoing shortfalls are not covered from available monies on deposit in the SUBI Collection Account and Reserve Fund, investors in the Notes could suffer a loss on their investment.

Characteristics

The Specified Leases were selected by reference to several criteria, including, that as of the Cutoff Date, each Specified Lease:

•

applied to a Specified Vehicle that was a new BMW vehicle at the time of origination of the Specified Lease;

•

applied to a Specified Vehicle that has a model year of [____]or later;

•

was originated for a User-Lessee with a United States address;

•

provides for level payments that fully amortize the Initial Lease Balance of the Specified Lease at the related Lease Rate to the related Contract Residual Value over the lease term;

•

was originated on or after [________];

•

had a Maturity Date on or after the [______] Payment Date and no later than the [______] Payment Date;

•

has an original term of not more than [__] months; and

•

was not more than 29 days past due.

[Insert information on the nature of any modifications made to leases added to the asset pool or to exceptions made to BMW FS’ underwriting criteria, if any, and provide data regarding the number of such modified leases or leases that represent an exception to BMW FS’ underwriting criteria in the asset pool.]

The pool of Specified Leases and Specified Vehicles presented in this prospectus supplement consists of [______] leases and related leased vehicles.  The characteristics of the Specified Leases and the related Specified Vehicles in the pool as of the Cutoff Date are as set forth in the following tables. We refer you to “The Leases” in the accompanying prospectus for a further description of the characteristics of the Leases, including the Specified Leases.

Composition of the Portfolio of the Specified Leases
(As of the Cutoff Date)

Aggregate Securitization Value
Number of Specified Leases
Aggregate Automotive Lease Guide (“ALG”) Residual Value
Aggregate of ALG Residual Values as a Percentage of Aggregate Securitization Value
Aggregate of Discounted ALG Residual Value as a Percentage of Aggregate Securitization Value
Percentage BMW Passenger Cars(1)
Percentage BMW Light Trucks(1)
Weighted Average FICO Scores(1)

	Average	Minimum	Maximum

Securitization Value
Original Number of Monthly Payments
Remaining Number of Monthly Payments
Seasoning
ALG Residual Value

____________________________________

(1)  Weighted by Securitization Value as of the Cutoff Date.

The FICO Score of an Obligor is calculated as the average of all available FICO Scores at the time of application.  A “FICO Score” is a measurement determined by Fair, Isaac & Company using information collected by the major credit bureaus to assess credit risk.  Data from an independent credit reporting agency, such as a FICO Score, is one of several factors that may be used by BMW FS in its credit scoring system to assess the credit risk associated with each applicant.  See “BMW FS’ Lease Financing Program” in the accompanying prospectus.  Additionally, FICO Scores are based on independent third party information.  BMW FS does not calculate the FICO scores and does not have access to the information used by the independent credit reporting agencies which provide the FICO scores to BMW FS.  FICO Scores should not necessarily be relied upon as a meaningful predictor of the performance of the Specified Leases.

Distribution of the Specified Leases by Aggregate Securitization Value as of the Cutoff Date

As of the Cutoff Date, the distribution of the Specified Leases by Aggregate Securitization Value was as follows:

Aggregate Securitization Value as of the Cutoff Date	Number of Specified Leases	Percentage of Total Number of Specified Leases(1)	Aggregate Securitization Value as of the Cutoff Date	Percentage of Aggregate Securitization Value as of the Cutoff Date(1)
[______]
[______]
[______]
[______]
[______]
[______]
[______]
[______]
[______]
[______]
Total:				100.00%

____________________________________

(1) Percentages may not add to 100.00% due to rounding.

Distribution of the Specified Leases by Original Term to Maturity

As of the Cutoff Date, the distribution of the Specified Leases by the term to original maturity was as follows:

Original Term to Maturity (months)	Number of Specified Leases	Percentage of Total Number of Specified Leases(1)	Aggregate Securitization Value as of the Cutoff Date	Percentage of Aggregate Securitization Value as of the Cutoff Date(1)
[______]
[______]
[______]
[______]
Total:				100.00%

____________________________________

(1) Percentages may not add to 100.00% due to rounding.

Distribution of the Specified Leases by Remaining Term to Maturity

As of the Cutoff Date, the distribution of the Specified Leases by the number of months until the Maturity Date was as follows:

Remaining Term to Maturity (months)	Number of Specified Leases	Percentage of Total Number of Specified Leases(1)	Aggregate Securitization Value as of the Cutoff Date	Percentage of Aggregate Securitization Value as of the Cutoff Date(1)
[______]
[______]
[______]
[______]
Total:				100.00%

_______________________

(1) Percentages may not add to 100.00% due to rounding.

Distribution of the Specified Vehicles by State

As of the Cutoff Date, the distribution of the Specified Vehicles based on the state in which the related Specified Vehicle is titled, was as follows:

State	Number of Specified Leases	Percentage of Total Number of Specified Leases(1)	Aggregate Securitization Value as of the Cutoff Date	Percentage of Aggregate Securitization Value as of the Cutoff Date(1)
[______]
[______]
[______]
[______]
[______]
[______]
[______]
[______]
[______]
[______]
[______]
[______]
[______]
[______]
[______]
[______]
[______]
Total:				100.00%

_______________________

(1) Percentages may not add to 100.00% due to rounding.

No state other than [_____],[_____],[_____] and [_____] accounts for 5% or more of the Aggregate Securitization Value of the Specified Leases and the related Specified Vehicles as of the Cutoff Date.  Adverse economic conditions in any of these states may have a disproportionate impact on the performance of the Specified Leases and Specified Vehicles.  See “Risk Factors—The geographic concentration of the specified leases and performance of the specified leases and related specified vehicles may increase the risk of loss on your investment” in this prospectus supplement.

Distribution of the Specified Vehicles by Model

As of the Cutoff Date, the distribution of the Specified Vehicles by model was as follows:

Model	Number of Specified Leases	Percentage of Total Number of Specified Leases(1)	Aggregate Securitization Value as of the Cutoff Date	Percentage of Aggregate Securitization Value as of the Cutoff Date(1)
[______]
[______]
[______]
[______]
[______]
[______]
[______]
[______]
Total:				100.00%

_______________________

(1) Percentages may not add to 100.00% due to rounding.

Distribution of the Specified Vehicles by Year and Quarter of Maturity

As of the Cutoff Date, the distribution of the Specified Vehicles based on the year and quarter of maturity was as follows:

Quarter of Maturity	Number of Specified Vehicles	Percentage of Total Number of Specified Leases(1)	Aggregate Securitization Value as of the Cutoff Date	Percentage of Aggregate Securitization Value as of the Cutoff Date(1)
[______]
[______]
[______]
[______]
[______]
[______]
[______]
[______]
[______]
[______]
[______]
[______]
Total:				100.00%

_______________________

(1) Percentages may not add to 100.00% due to rounding.

Residual Values

BMW FS conducts a broad analysis of different factors that may affect the residual values of the Leased Vehicles.  However, the residual values of the Specified Vehicles for purposes of calculation of the Securitization Value will be calculated by the Servicer using ALG residual values of the Specified Vehicles at the scheduled termination of the related Specified Leases at the time the related Specified Lease was signed (the “ALG Residual Value”).  ALG is an independent publisher of lease residual value percentages and is frequently used for comparison purposes by the vehicle leasing industry.

As part of BMW NA sales support programs, BMW FS distributes to Centers residual value percentages for certain vehicles that are higher than those determined pursuant to the methods described above. As a result, the residual value set forth in a Specified Lease (the “Contract Residual Value”) may be higher than the residual value determined using ALG Residual Values. The Securitization Values have been and will be calculated by the Servicer based upon ALG Residual Values. As a result, the excess of the Contract Residual Value over ALG Residual Values will not be financed in the transaction described herein. However, the Purchase Option Prices (which if paid are part of Collections available to the Trust) for the Specified Vehicles at the Maturity Dates of the related Specified Leases will be the Contract Residual Values.  For additional information, see “BMW FS’ Lease Financing Program—Determination of Residual Values” in the accompanying prospectus.

Calculation of the Securitization Value of the Specified Leases

Under the Servicing Agreement, the Servicer will calculate a “securitization value” (the “Securitization Value”) for each Specified Lease equal to:

(a) as of the Cutoff Date or any date other than the Maturity Date of such Specified Lease, the sum of (i) the present value (discounted at the Securitization Rate) of the aggregate Monthly Payments remaining on such Specified Lease (including Monthly Payments due and not yet paid for which the Servicer has never made a Monthly Payment Advance) and (ii) the present value (discounted at the Securitization Rate) of the ALG Residual Value of the related Specified Vehicle and

(b) as of the Maturity Date of such Specified Lease, the ALG Residual Value of the related Specified Vehicle; provided, however, that the Securitization Value of a Liquidated Lease is equal to zero.

The “Securitization Rate” for any Specified Lease and the related Specified Vehicle is [__]%.

The initial Securitization Value represents the amount of financing that will be raised for each Specified Vehicle and related Specified Lease. The Securitization Value at any given time during the term of a Specified Lease represents the principal amount of Securities that can be amortized by the sum of the Monthly Payments due in respect of the Specified Lease over the remaining lease term, plus the ALG Residual Value of the related Specified Vehicle.

The “Monthly Payment” is the fixed lease payment payable monthly by the User-Lessee and does not include other amounts payable by the User-Lessee, such as late charges, returned check fees, taxes and similar items (all of which will be payable to the Servicer).

A “Liquidated Lease” means a Specified Lease for which any of the following has occurred during a Collection Period (or, with respect to clause (d) below, on the Deposit Date immediately following such Collection Period):

(a) the related Specified Vehicle was sold or otherwise disposed of by the Servicer following (i) such Specified Lease becoming a Defaulted Lease or (ii) the scheduled or early termination (including any early termination by the related User-Lessee) of such Specified Lease;

(b) such Specified Lease became a Defaulted Lease or such Specified Lease terminated or expired more than 90 days prior to the end of such Collection Period and the related Specified Vehicle was not sold;

(c) the Servicer’s records, in accordance with its customary servicing practices, disclose that all insurance proceeds expected to be received have been received by the Servicer following a casualty or other loss with respect to the related Specified Vehicle; or

(d) the Servicer shall have made a Sales Proceeds Advance with respect to such Specified Lease.

A “Defaulted Lease” will mean a Specified Lease terminated by the Servicer (a) following a default by or bankruptcy of the related User-Lessee or (b) because the related Specified Vehicle has been lost, stolen or damaged beyond economic repair.

Delinquencies, Repossessions and Loss Information

Set forth below is information concerning BMW FS’ experience with respect to its entire portfolio of leases.  Credit losses are an expected cost in the business of extending credit and are considered in BMW FS’ rate-setting process.  The following tables set forth the historical delinquency experience, net credit loss and repossession experience and residual loss value experience of BMW FS’ portfolio of leases.

Delinquency, repossession and loss experience may be influenced by a variety of economic, social and geographic conditions and other factors beyond the control of BMW FS.  There is no assurance that BMW FS’ delinquency, repossession and loss experience with respect to its motor vehicle leases, or the experience of the Issuing Entity with respect to the Specified Leases, will be similar to that set forth below.  If economic conditions in the future differ from those during the periods referenced in the tables below, BMW FS’ delinquency, repossession and loss experience may be adversely affected.

The percentages in the tables below have not been adjusted to eliminate the effect of the growth of BMW FS’ portfolio.  Accordingly, the delinquency, repossession and net loss percentages would be expected to be higher than those shown if a group of leases were isolated at a period in time and the delinquency, repossession and net loss data showed the activity only for that isolated group over that period.

In the table below, the period of delinquency for the partial years ended [_____] and [_____] and for the years ended December 31, [_____], [_____], [_____], [_____] and [_____] is based on the number of days more than 20% of a scheduled payment is contractually past due.  The information included below under the heading “Lease Contracts Delinquent—151 Days or More” excludes vehicles that have been repossessed.  There is no assurance that the performance of the Specified Leases will be comparable to BMW FS’ experience shown in the following tables.

BMW FS MANAGED NEW LEASE PORTFOLIO
DELINQUENCY EXPERIENCE (1)(2)(3)
(Dollars in Thousands)
	At [_____],				At December 31,
	[___]		[___]		[___]		[___]	[___]	[___]		[___]
Lease Contracts Outstanding - Dollars
Number of Lease Contracts Outstanding
	Dollars	%	Dollars	%	Dollars	%	Dollars %	Dollars	%	Dollars	%	Dollars	%
Lease Contracts Delinquent
31-60 Days
61-90 Days
91-120 Days
121-150 Days
151 Days or More(4)
TOTAL

(1) Data presented in the table is based upon Lease Balance for new BMW vehicles including those that have been sold but are serviced by BMW FS.

(2) An account is considered delinquent if 20% or more of the scheduled monthly payment is past due.

(3) Percentages and numbers may not add to total due to rounding.

(4) Leases are charged off when they become 150 days delinquent, except when BMW FS is prohibited by applicable law to charge-off such leases, including when the related lessor is the subject of bankruptcy proceedings.

BMW FS MANAGED NEW LEASE PORTFOLIO
NET CREDIT LOSS AND REPOSSESSION EXPERIENCE (1)(2)
(Dollars in Thousands)

	For the [__] months ended [____],		For the year ended December 31,
	[___]	[___]	[___]	[___]	[___]	[____]	[___]
Lease Contracts Outstanding ($)
Average Lease Contracts Outstanding ($)
Number of Lease Contracts Outstanding
Average Number of Lease Contracts Outstanding

Number of Repossessions Sold
Number of Repossessions Sold as a Percentage of the Average Number of Lease Contracts Outstanding (3)	(6)	(6)

Charge-offs (4) ($)
Recoveries (5) ($)
Net Losses ($)
Net Losses as a Percentage of Average Dollar Amount of Lease Contracts Outstanding	(6)	(6)

(1) Data presented in the table is based upon Lease Balance for new BMW vehicles including those that have been sold but are serviced by BMW FS.  Averages are computed by taking a simple average of month end outstanding amounts for each period presented.

(2) Percentages and numbers may not add to total due to rounding.

(3) “Number of Repossessions Sold” means the number of repossessed leased vehicles that have been sold by BMW FS in a given period.

(4) Charge-offs represent the total aggregate Lease Balance determined to be uncollectible in the period less proceeds from disposition of the related leased vehicles, other than recoveries described in Note (5).

(5) Recoveries generally include amounts received with respect to lease contracts previously charged off, net of the proceeds realized in connection with the sale of the related leased vehicles.

(6)  Annualized.

BMW FS MANAGED NEW LEASE PORTFOLIO
RESIDUAL VALUE LOSS EXPERIENCE (1)(2)

	For the [_] months ended [____],		For the year ended December 31,
	2009	2008	2008	2007	2006	2005	2004
Total Number of Vehicles Scheduled to Terminate (1)
Total Initial ALG Residual on Vehicles Scheduled to Terminate (3)
Number of Vehicles Returned to BMW FS (4)
Number of Vehicles Going to Full Term (5)
Vehicles Returned to BMW FS Ratio
Total Gain/(Loss) on ALG Residuals on Vehicles Returned to BMW FS (6)
Average Gain/(Loss) on ALG Residuals on Vehicles Returned to BMW FS (6)
Total ALG Residual on Vehicles Returned to BMW FS (3)
Total Gain/(Loss) on ALG Residuals on Vehicles Returned to BMW FS as a Percentage of ALG Residuals of Returned Vehicles sold by BMW FS
Total Gain/(Loss) on ALG Residuals on Vehicles Returned to BMW FS as a Percentage of ALG Residuals of Vehicles Scheduled to Terminate

(1) Includes leases for new BMW vehicles including those that have been sold but are serviced by BMW FS.  These leases are grouped by scheduled lease maturity date. Excludes leases that have been terminated pursuant to a lessee default (including, but not limited to, as a result of the lessee's failure to maintain insurance coverage required by the lease, the failure of the lessee to timely or properly perform any obligation under the lease, or any other act by the lessee constituting a default under applicable law).

(2) Percentages and numbers may not add to total due to rounding.

(3) ALG Residual adjusted for applicable mileage and term.

(4) Excludes repossessions, early terminations, and vehicles in inventory.

(5) Includes all vehicles terminating at scheduled maturity, terminating past scheduled maturity and terminating within 120 days prior to scheduled maturity.

(6) Residual loss is net of remarketing expenses and end of lease collections.

Static Pools

Attached to this prospectus supplement as Appendix A, we have included charts that reflect (i) the static pool performance of previous, recent securitizations of the sponsor and (ii) the static pool performance of all Leases for new BMW vehicles originated by either Centers or BMW FS and included in BMW FS’ managed lease portfolio by vintage origination year.  The static pool information, other than the static pool information that relates to any vintages established before January 1, 2006 is deemed to be a part of this prospectus supplement and the registration statement of which this prospectus supplement is a part.  We caution you that the Specified Leases may not perform in a similar manner to the Leases presented in Appendix A.

Maturity, Prepayment and Yield Considerations

For more detailed information regarding maturity and prepayment considerations with respect to the Notes, see “Weighted Average Lives of the Securities” in the accompanying prospectus and “Risk Factors—You may experience reduced returns on your investments resulting from prepayments on the leases, events of default, optional redemption, reallocation of the leases and the leased vehicles from the SUBI or early termination of the issuing entity” in the accompanying prospectus.  Except upon the occurrence of an event of default that results in an acceleration of the Notes or the liquidation of the assets of the Issuing Entity, no principal payments will be made on the Class A-3 Notes until the Class A-2 Notes have been paid in full; and no principal payments will be made on the Class A-4 Notes until the Class A-3 Notes have been paid in full.  We refer you to “Payments on the Notes” in this prospectus supplement.  However, following an event of default and an acceleration of the Notes or the liquidation of the assets of the Issuing Entity, principal payments will be made first to the holders of the Class A-1 Notes until they have been paid in full and after the Class A-1 Notes have been paid in full, principal payments will be made to the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes on a pro rata basis, based on the outstanding principal balance of those classes of Notes, until such classes have been paid in full.  We refer you to “Description of the Notes—Indenture—Indenture Defaults and Remedies” in this prospectus supplement and “The Notes—The

Indenture—Indenture Defaults; Rights Upon an Indenture Default” in the accompanying prospectus for a more detailed description of events of default.

The proceeds of any liquidation of the assets of the Issuing Entity may be insufficient to pay in full all accrued interest on and principal of each outstanding class of Notes.

In addition, because the rate of payment of principal of each class of Notes depends primarily on the rate of payment (including prepayments) on the Specified Leases, final payment of any class of Notes could occur significantly earlier than their respective final scheduled payment dates specified on the front cover of this prospectus supplement for each class of Notes (each, a “Final Scheduled Payment Date”).  Noteholders will bear the risk of being able to reinvest principal payments on the Notes at yields at least equal to the yield on their respective classes of Notes.  No prediction can be made as to the rate of prepayments on the Specified Leases in either stable or changing interest rate environments.

Weighted Average Lives of the Notes

The following information is provided solely to illustrate the effect of prepayments of the Specified Leases on the unpaid principal amounts of the Notes and the weighted average life of the Notes under the assumptions stated below, and is not a prediction of the prepayment rates that might actually be experienced with respect to the Specified Leases.

Prepayments on motor vehicle lease contracts may be measured by a prepayment standard or model. The prepayment model used in this prospectus supplement is based on a prepayment assumption (the “Prepayment Assumption”) expressed in terms of percentages of the Absolute Prepayment Model (“ABS”). ABS refers to a prepayment model that assumes a constant percentage of the original number of lease contracts in a pool prepay each month. However, as used in this prospectus supplement, a [__]% Prepayment Assumption assumes that, based on the assumptions below, the Initial Lease Balance of a contract will prepay as follows:

(1)  [__]% ABS in month one, increasing by [__]% (precisely [__] %/[__]) ABS in each subsequent month until reaching [__]% ABS in the 16th month of the life of the lease;

(2)  [__]% ABS in month 16, increasing by 0.01% (precisely [__]%/[__]) ABS in each subsequent month until reaching [__]% ABS in the 31st month of the life of the lease;

(3)  [__]% ABS in month 31, increasing by [__]% (precisely [__]%/5) ABS in each subsequent month until reaching [__]% ABS in the 36th month of the life of the lease;

(4)  [__]% ABS in month 36 and 37, decreasing to [__]% in month 38 and 39; and

(5)  [__]% ABS in month 40 and remain at that level until the Initial Lease Balance of the lease contract has been paid in full.

Neither ABS nor the Prepayment Assumption purports to be a historical description of prepayment experience or a prediction of the anticipated rate of prepayment of lease contracts, including the Specified Leases. There can be no assurance that the Specified Leases will prepay at the indicated levels of the Prepayment Assumption or at any other rate.

The tables below were prepared on the basis of certain assumptions regarding the Specified Leases and the related Specified Vehicles, including that:

•

all Monthly Payments are timely received and no Specified Lease is ever delinquent;

•

the interest on the Class A-1 Notes is [__]% based on an actual/360 day count, on the Class A-2 Notes is [__]% based on a 30/360 day count, on the Class A-3 Notes is [__]% based on a 30/360 day count and on the Class A-4 Notes is [--}% based on a 30/360 day count;

•

no Reallocation Payment is made in respect of any Specified Lease;

•

there are no losses in respect of the Specified Leases;

•

distributions of principal of and interest on the Notes are made on the [__] of each month, whether or not the day is a Business Day;

•

the Servicing Fee is [_]% per annum of the Aggregate Securitization Value as of the first day of the Collection Period; provided that in the case as of the first Payment Date, the Servicing Fee will be an amount equal to the sum of (a) [_]% per annum of the Aggregate Securitization Value as of the Cutoff Date and (b) [_]% per annum of the Aggregate Securitization Value as of [______];

•

the Reserve Fund is funded with an amount equal to the Initial Deposit;

•

the Residual Value for each Specified Vehicle is received one month after the maturity date of  the related Specified Lease;

•

all prepayments are prepayments in full; and

•

the Closing Date is [_____].

No representation is made as to what the actual levels of losses and delinquencies on the Specified Leases will be. Because payments on the Specified Leases will differ from those used in preparing the following tables, distributions of principal of the Notes may be made earlier or later than as set forth in the tables. Investors are urged to make their investment decisions on a basis that includes their determination as to anticipated prepayment rates under a variety of the assumptions discussed herein.

The following tables set forth the percentages of the unpaid principal amount of the Notes that would be outstanding after each of the dates shown, based on a prepayment rate equal to [__]%,[__]%,[__]%, [__]%,[__]% and [__]% of the Prepayment Assumption. As used in the table, “0% Prepayment Assumption” assumes no prepayments on a Specified Lease, “[__]% Prepayment Assumption” assumes that a Specified Lease will prepay at [__]% of the Prepayment Assumption, and so forth.

Percentage of Class A-1 Note Balance Outstanding(1)

Payment Date	Prepayment Assumption
	[__]%	[__]%	[__]%	[__]%	[__]%	[__]%
Closing Date
[_____]
[_____]
[_____]
[_____]
[_____]
[_____]
[_____]
[_____]
[_____]

Weighted Average Life to Maturity (years)(2)
Weighted Average Life to Call (years)(2)(3)

_________________________

(1)

Percentages assume that no Optional Purchase occurs.

(2)

The weighted average life of the Class A-1 Notes is determined by (a) multiplying the amount of each distribution in reduction of principal amount by the number of years from the Closing Date to the date indicated, (b) adding the results and (c) dividing the sum by the aggregate distributions in reduction of principal amount referred to in clause (a).

(3)

The weighted average life to call assumes that an Optional Purchase occurs (i) at the earliest possible opportunity and is exercised on such Payment Date and (ii) before giving effect to any payment of principal required to be made on that Payment Date.

In calculating the expected final payment date shown on the cover to this prospectus supplement, a [__]% Prepayment Assumption was utilized.  The actual Payment Date on which the Class A-1 Notes are paid in full may be before or after this date depending on the actual payment experience of the Specified Leases.

Percentage of Class A-2 Note Balance Outstanding(1)

Payment Date	Prepayment Assumption
	[__]%	[__]%	[__]%	[__]%	[__]%	[__]%
Closing Date
[_____]
[_____]
[_____]
[_____]
[_____]
[_____]
[_____]
[_____]
[_____]
[_____]
[_____]
[_____]
[_____]
[_____]
[_____]
[_____]

Weighted Average Life to Maturity (years)(2)
Weighted Average Life to Call (years)(2)(3)

________________________

(1)

Percentages assume that no Optional Purchase occurs.

(2)

The weighted average life of the Class A-2 Notes is determined by (a) multiplying the amount of each distribution in reduction of principal amount by the number of years from the Closing Date to the date indicated, (b) adding the results and (c) dividing the sum by the aggregate distributions in reduction of principal amount referred to in clause (a).

(3)

The weighted average life to call assumes that an Optional Purchase occurs (i) at the earliest possible opportunity and is exercised on such Payment Date and (ii) before giving effect to any payment of principal required to be made on that Payment Date.

In calculating the expected final payment date shown on the cover to this prospectus supplement, a [__]% Prepayment Assumption was utilized.  The actual Payment Date on which the Class A-2 Notes are paid in full may be before or after this date depending on the actual payment experience of the Specified Leases.

Percentage of Class A-3 Note Balance Outstanding(1)

Payment Date	Prepayment Assumption
	[__]%	[__]%	[__]%	[__]%	[__]%	[__]%
Closing Date
[_____]
[_____]
[_____]
[_____]
[_____]
[_____]
[_____]
[_____]
[_____]
[_____]
[_____]
[_____]
[_____]
[_____]
[_____]
[_____]
[_____]
[_____]
[_____]
[_____]
[_____]
[_____]
[_____]
[_____]
[_____]
[_____]
[_____]

Weighted Average Life to Maturity (years)(2)
Weighted Average Life to Call (years)(2)(3)

__________________________

(1)

Percentages assume that no Optional Purchase occurs.

(2)

The weighted average life of the Class A-3 Notes is determined by (a) multiplying the amount of each distribution in reduction of principal amount by the number of years from the Closing Date to the date indicated, (b) adding the results and (c) dividing the sum by the aggregate distributions in reduction of principal amount referred to in clause (a).

(3)

The weighted average life to call assumes that an Optional Purchase occurs (i) at the earliest possible opportunity and is exercised on such Payment Date and (ii) before giving effect to any payment of principal required to be made on that Payment Date.

In calculating the expected final payment date shown on the cover to this prospectus supplement, a [__]% Prepayment Assumption was utilized.  The actual Payment Date on which the Class A-3 Notes are paid in full may be before or after this date depending on the actual payment experience of the Specified Leases.

Percentage of Class A-4 Note Balance Outstanding(1)

Payment Date	Prepayment Assumption
	[__]%	[__]%	[__]%	[__]%	[__]%	[__]%
Closing Date
[_____]
[_____]
[_____]
[_____]
[_____]
[_____]
[_____]
[_____]
[_____]
[_____]
[_____]
[_____]
[_____]
[_____]
[_____]
[_____]
[_____]
[_____]
[_____]
[_____]
[_____]
[_____]
[_____]
[_____]
[_____]
[_____]
[_____]
[_____]

Weighted Average Life to Maturity (years)(2)
Weighted Average Life to Call (years)(2)(3)

__________________________

(1)

Percentages assume that no Optional Purchase occurs.

(2)

The weighted average life of the Class A-4 Notes is determined by (a) multiplying the amount of each distribution in reduction of principal amount by the number of years from the Closing Date to the date indicated, (b) adding the results and (c) dividing the sum by the aggregate distributions in reduction of principal amount referred to in clause (a).

(3)

The weighted average life to call assumes that an Optional Purchase occurs (i) at the earliest possible opportunity and is exercised on such Payment Date and (ii) before giving effect to any payment of principal required to be made on that Payment Date.

In calculating the expected final payment date shown on the cover to this prospectus supplement, a [__]% Prepayment Assumption was utilized.  The actual Payment Date on which the Class A-4 Notes are paid in full may be before or after this date depending on the actual payment experience of the Specified Leases.

Note Factors

The “Note Factor” for each class of Notes will be a two-digit decimal that the Servicer will compute for each Payment Date, which will represent the remaining outstanding principal amount of that class of Notes as of that Payment Date, after giving effect to payments made on the Payment Date, expressed as a fraction of the initial outstanding principal amount of that class of Notes. The Note Factor for each class of Notes will initially be 1.00, and will thereafter decline to reflect reductions in the unpaid principal amount of that class of Notes. A Noteholder’s portion of the principal amount of a particular class of Notes, will be the product of (a) the original denomination of that class of Notes and (b) the applicable Note Factor.

Use of Proceeds

The net proceeds from the sale of the Notes, which equal the proceeds of the public offering minus expenses relating thereto in the amount of $[_____], together with the net proceeds from the private placement of the Certificates, will be applied by the Issuing Entity to acquire the SUBI Certificate from the Depositor.  The Depositor will then use the proceeds paid to the Depositor by the Issuing Entity to pay BMW LP the purchase price for the SUBI Certificate and to make the required deposit to the Reserve Fund.  [Expenses incurred in connection with the selection and acquisition of the pool assets in the amount of $[_____] were paid from the proceeds of the sale of the Notes to [_____].]

Statements to Noteholders

Pursuant to the Indenture, the Servicing Agreement, the Administration Agreement and the Trust Agreement, the Noteholders will receive monthly reports concerning the payments received on the Specified Leases and the related Specified Vehicles, the Securitization Value, the related Note Factor and various other items of information pertaining to the Trust.

In addition, the Indenture Trustee will furnish the Noteholders of record during each calendar year such information as may be reasonably requested in writing (and reasonably available to the Indenture Trustee) to enable such holder to prepare its federal and state income tax returns.

The Indenture Trustee will make the foregoing statements available to the Noteholders each month via its Internet website, which is presently located at [_____].

We refer you to “Description of the Transaction Documents—Statements to Securityholders” in the accompanying prospectus for a more detailed description of the reports to be sent to Noteholders.

BMW FS’ Financing Program

Leases are originated or purchased in accordance with underwriting procedures that are intended to assess the applicant’s ability to pay the amounts due on the lease.  BMW FS utilizes credit score analysis and approval authority levels as credit controls.

BMW FS requires applicants to complete an application form providing various items of financial information, credit and employment history and other personal information.  Applications are accepted for new and used vehicles from approved retailers via facsimile, personal delivery or InfoBahn—a BMW intranet system linking Centers and BMW FS.  The application is reviewed for completeness.  Independent verification of information in the application generally is not required.  However, BMW FS will seek verification of some information, including employment, income and/or residence, under some circumstances, such as discovery of a discrepancy between information in the application and information in a credit bureau report.  For the year ended December 31 2009, 84.5% of applications were approved.

A credit buyer reviews each application that is not automatically approved through the use of a system of rules and scorecards, as further described under the caption “BMW FS’ Lease Financing Program—Underwriting” in the accompanying prospectus.

Additional information regarding BMW FS’ Financing Program is set forth under the caption “BMW FS’ Lease Financing Program” in the accompanying prospectus.

Description of the Notes

General

The Notes will be issued pursuant to the terms of the Indenture, a form of which has been filed as an exhibit to the registration statement.  A copy of the final signed Indenture will be filed with the SEC.  The following summary describes the material terms of the Notes and the Indenture.  The summary does not purport to be complete and is subject to, and is qualified in its entirety by reference to, all the provisions of the Notes and the Indenture.  The following summary supplements the description of the general terms and provisions of the Notes and the related Indenture set forth in the accompanying prospectus.

The Notes will be issued in minimum denominations of $1,000 and integral multiples of $1,000 in excess thereof in book-entry form. The Notes initially will be represented by certificates registered in the name of Cede, the nominee of DTC. No Note Owner will be entitled to receive a certificate representing that owner’s Note, except as set forth below. Unless and until Notes are issued in fully registered certificated form (the “Definitive Notes”) under the limited circumstances described below, all references herein to distributions, notices, reports and statements to Noteholders will refer to the same actions made with respect to DTC or Cede, as the case may be, for the benefit of Note Owners in accordance with DTC procedures. See “—Book-Entry Registration” below and “Additional Information Regarding the Securities—Book-Entry Registration” and “—Definitive Securities” in the accompanying prospectus.

Distributions in respect of the Certificates will be subordinated to distributions in respect of the Notes to the extent described under “Payments on the Notes.”

Interest

Interest on the unpaid principal amount of the Notes will be paid in monthly installments on the [__] day of each month or, if such day is not a Business Day, the next succeeding Business Day, beginning [_____] (each, a “Payment Date”) to the Noteholders of record as of the day immediately preceding the Payment Date (each such date, a “Record Date”), and will cease to accrue on the Payment Date on which the principal amount of the related class of Notes is reduced to zero. A “Business Day” will be any day other than a Saturday, a Sunday or a day on which banking institutions in the states of Delaware, Ohio, New Jersey or New York are authorized or obligated by law, executive order or government decree to be closed.

The interest rate for each class of Notes will be a fixed rate, as set forth on the cover of this prospectus supplement.  Interest on the outstanding principal amount of the Class A-1 Notes will accrue at the related interest rate from and including the most recent Payment Date on which interest has been paid (or from and including the Closing Date with respect to the first Payment Date) to but excluding the current Payment Date (which is referred to as an “Accrual Period”).  Interest on the Class A-2 Notes, Class A-3 Notes and Class A-4 Notes will accrue at the related interest rate from and including the [__] day of the month (or from and including the Closing Date with respect to the first Payment Date) to but excluding the [__] day of the following calendar month.

Interest on the Class A-1 Notes will be calculated on the basis of the actual number of days elapsed, but assuming a 360-day year. Interest on the Class A-2 Notes, Class A-3 Notes and Class A-4 Notes will be calculated on the basis of a 360-day year consisting of twelve 30-day months.

As more fully described under “Payments on the Notes” in this prospectus supplement, interest payments on the Notes on a Payment Date generally will be made from the sum of:

•

Available Funds remaining after the Servicer has been paid the Payment Date Advance Reimbursement and the Servicing Fee, and

•

the Reserve Fund Draw Amount, if any.

Interest payments to holders of the Class A-1 Notes, Class A-2 Notes, Class A-3 Notes and Class A-4 Notes will have the same priority.  If the sum of Available Funds (after the payment of the Issuing Entity’s obligations with higher priorities) and the Reserve Fund Draw Amount, if any, for such Payment Date is insufficient, the amount available for interest payments could be less than the amount of interest due and payable on the Class A-1 Notes, Class A-2 Notes, Class A-3 Notes and Class A-4 Notes on any Payment Date, in which case the holders of such classes of Notes will receive their ratable share (based upon the aggregate amount of interest due to that class) of the aggregate amount available to be distributed in respect of interest on such Notes.

Principal

Noteholders are entitled to receive, to the extent of funds available for payment, on each Payment Date an amount (the “Principal Distribution Amount”) equal to the sum of the First Priority Principal Distribution Amount and the Regular Principal Distribution Amount not to exceed the outstanding Note Balance.  The Final Scheduled Payment Date, and expected final payment date for each class of Notes, is set forth on the cover of this prospectus supplement.

For the purposes of this prospectus supplement, the following terms will have the following meanings:

“First Priority Principal Distribution Amount” will mean, with respect to any Payment Date, an amount not less than zero, equal to (a) the aggregate principal amount of the Notes outstanding as of the preceding Payment Date (after giving effect to any principal payments made on the Notes on that preceding Payment Date), minus (b) the Aggregate Securitization Value at the end of the Collection Period preceding that Payment Date; provided, however, that the First Priority Principal Distribution Amount on and after the Final Scheduled Payment Date of any class of the Notes will not be less than the amount that is necessary to reduce the aggregate outstanding principal amount of that class of Notes to zero.

“Regular Principal Distribution Amount” will mean, with respect to any Payment Date, an amount not less than zero, equal to the difference between (a) the excess, if any, of (i) the aggregate principal amount of the Notes outstanding as of the preceding Payment Date (after giving effect to any principal payments made on the Notes on that preceding Payment Date) over (ii) the Targeted Note Balance and (b) the First Priority Principal Distribution Amount, if any, with respect to that Payment Date.

“Targeted Note Balance” will mean, with respect to any Payment Date, the excess, if any, of (x) the Aggregate Securitization Value at the end of the Collection Period preceding any Payment Date over (y) the Overcollateralization Target Amount.

On each Payment Date, unless the maturity of the Notes has been accelerated following an event of default or the assets of the Issuing Entity have been liquidated if an event of default has occurred and is continuing,  principal payments shall be made sequentially, in the following order of priority:

1.

to the Class A-1 Notes until paid in full,

2.

to the Class A-2 Notes until paid in full,

3.

to the Class A-3 Notes until paid in full, and

4.

to the Class A- 4 Notes until paid in full.

On each Payment Date after the maturity of the Notes has been accelerated following an event of default or the assets of the Issuing Entity have been sold by the Indenture Trustee if an event of default has occurred and is continuing in accordance with the Indenture, principal will be allocated, first, to the Class A-1 Notes until paid in full and second, pro rata among all other outstanding classes of Notes. See “Payments on the Notes” and “Description of the Notes—Indenture—Indenture Defaults and Remedies” in this prospectus supplement.

The principal amount of each class of Notes, to the extent not paid, will be due on the related Final Scheduled Payment Date. If the principal amount of a class of Notes has not been paid in full on or prior to its Final

Scheduled Payment Date, as shown on the front cover of this prospectus supplement, the Principal Distribution Amount for that Payment Date will, to the extent the remaining Available Funds and the Reserve Fund Draw Amount are sufficient, include an amount sufficient to reduce the unpaid principal amount of that class of Notes to zero on that Payment Date.  The actual date on which a class of Notes is paid may be earlier than its Final Scheduled Payment Date based on a variety of factors, including the factors described under “Risk Factors—The timing of principal payments is uncertain” and “Maturity, Prepayment and Yield Considerations” in this prospectus supplement.

“Aggregate Securitization Value” for any date will mean the amount calculated as of the close of business on such day equal to the sum of the Securitization Values of all Specified Leases.

On any Payment Date, the “Note Balance” will equal the initial Note Balance reduced by all payments of principal made on the Notes on or prior to such Payment Date.

[Revolving Period]

[From the Closing Date and on or prior to [______], all or [___]% of the amounts that represent principal collections on the related Specified Leases that otherwise would become principal distributable amounts on the next related Payment Date will instead be used to purchase a beneficial interest in additional Leases and the related Leased Vehicles until the Payment Date in [_____].  Beneficial interests in additional Leases and related Leased Vehicles purchased during the revolving period will equal approximately [___]% of the aggregate Securitization Value as of the Cutoff Date.  Additional SUBIs in a maximum amount of $[_____] may be acquired during the revolving period.  These Notes would then be subject to an interest only period or limited amortization period, which we refer to as a revolving period, which will be followed by an amortization period, during which principal would be paid.  The revolving period may terminate prior to the Payment Date in [_____] and result in earlier than expected principal repayment of the Notes upon occurrence of [__________].]

[Insert any additional limitations on the ability of the issuing entity to acquire additional receivables and the requirements for such additional receivables in accordance with Item 1103(a)(5) and Item 1111(g) of Regulation AB.]

[Prefunding Period]

[On the Closing Date, $[_____] received from the sale of the applicable Notes will be deposited into a segregated prefunding account.  This amount will represent [___]% of the aggregate Securitization Value as of the Cutoff Date.  Following the Closing Date, and continuing until the Payment Date in [__________], commonly referred to as the prefunding period, the Issuing Entity will have the ability to purchase beneficial interests in additional Leases and Leased Vehicles to the extent there are sufficient funds on deposit in the prefunding account.  If all amounts on deposit in the prefunding account are not used by the end of the prefunding period, all remaining amounts will be applied as a mandatory prepayment of the Class [___] Notes.  The prefunding period may terminate prior to the Payment Date in [_____] and result in earlier than expected principal repayment of the Class [_____] Notes upon occurrence of [_____].]

[Insert any additional limitation on the ability of the issuing entity to acquire additional receivables and the requirements for such additional receivables in accordance with Item 1103(a)(5) and Item 1111(g) of Regulation AB.]

Optional Purchase

The Notes may be redeemed in whole, but not in part, by the Servicer on any Payment Date when an Optional Purchase can be exercised. The redemption price for each class of Notes will equal the Note Balance for such class plus accrued and unpaid interest thereon at the applicable interest rate up to but not including the Payment Date fixed for redemption.  See “Description of the Transaction Documents—Optional Purchase” in this prospectus supplement.

Book-Entry Registration

The Notes will be issued in book-entry form. For additional information regarding the book-entry registration, see “Additional Information Regarding the Securities—Book-Entry Registration” in the accompanying prospectus.

Indenture

Indenture Defaults and Remedies.  The Indenture Trustee may sell the assets of the Trust Estate subject to the conditions and procedures set forth in the Indenture following an event of default.  In the case of an event of default not involving any default in payment of principal of or interest on a Note, the Indenture Trustee is prohibited from selling the assets of the Trust Estate unless one of the conditions set forth in the accompanying prospectus under “The Notes—The Indenture—Indenture Default; Rights Upon an Indenture Default” has been satisfied.  In the event of a sale of the assets of the Trust Estate at the direction of the Indenture Trustee or 100% of the Noteholders following the occurrence of an event of default and the acceleration of the Notes, the proceeds of such sale (net of liquidation costs), including available monies on deposit in the Reserve Fund, will be distributed first, pro rata, to the Indenture Trustee and the Owner Trustee for amounts due as compensation, expense reimbursement or indemnity payments pursuant to the terms of the Indenture and the Trust Agreement respectively; second, to the Servicer for any Payment Date Advance Reimbursement; third, to the Servicer for amounts due in respect of unpaid Servicing Fees; fourth, to the Noteholders to pay due and unpaid interest, including any overdue interest and, to the extent permitted under applicable law, interest on any overdue interest at the related interest rate; fifth, to the holders of the Class A-1 Notes to pay due and unpaid principal on the Class A-1 Notes until paid in full; sixth, to the holders of all other classes of Notes to pay due and unpaid principal on those classes of Notes, which shall be allocated to such classes of Notes on a pro rata basis; and seventh, to the Certificateholder, any remaining amounts.

Notices

Noteholders will be notified in writing by the Indenture Trustee of any event of default promptly upon a responsible officer of the Indenture Trustee obtaining actual knowledge of such an events.  The Servicer will notify Noteholders of a Servicer Default.  If Notes are issued other than in book-entry form, those notices will be mailed to the addresses of Noteholders as they appear in the register maintained by the Indenture Trustee prior to mailing.  Notices given by the Servicer will be deemed to have been given on the date of that publication or mailing.

Governing Law

The Indenture and the Notes are governed by and shall be construed in accordance with the laws of the State of New York applicable to agreements made in and to be performed wholly within that jurisdiction.

Payments on the Notes

On the second Business Day preceding each Payment Date (each of which is referred to as a “Determination Date”), the Servicer will inform the Vehicle Trustee, the Indenture Trustee and the Owner Trustee of, among other things, the amount of (a) Collections, (b) Advances to be made by the Servicer and (c) the Servicing Fee payable to the Servicer, in each case with respect to the month immediately preceding the month in which the Payment Date occurs (which is referred to as the “Collection Period”). On or before each Determination Date, the Servicer will also determine the First Priority Principal Distribution Amount, the Regular Principal Distribution Amount, and, based on Available Funds and other amounts available for distribution on the related Payment Date as described below, the amount to be distributed to the Securityholders.

The Indenture Trustee, as paying agent, will make distributions from the SUBI Collection Account to the Note Distribution Account, Certificate Distribution Account, Reserve Fund, the Indenture Trustee and the Owner Trustee. The Indenture Trustee will make distributions to the Noteholders out of amounts on deposit in the Note Distribution Account and the Reserve Fund and the Owner Trustee (or the paying agent, on its behalf) will make distributions to the Certificateholders out of amounts on deposit in the Certificate Distribution Account. The amount to be distributed to the Securityholders will be determined in the manner described below.  For as long as BMW FS is Servicer, amounts owed to the Servicer on any Payment Date will be retained by the Servicer as described under “Description of the Transaction Documents—Net Deposits” in this prospectus supplement.

Determination of Available Funds

The amount of funds available for distribution on a Payment Date will generally equal the sum of Available Funds and the Reserve Fund Draw Amount.

“Available Funds” for a Payment Date and the related Collection Period will equal the sum of the following amounts: (a) Collections, (b) Advances made by the Servicer, (c) in the case of an Optional Purchase, the Optional Purchase Price and (d) net investment earnings on amounts on deposit in the SUBI Collection Account.

The “Available Funds Shortfall Amount” for a Payment Date and the related Collection Period will equal the amount by which the amount necessary to make the distributions in clauses (a) through (d) under “—Priority of Payments—SUBI Collection Account” below exceeds the Available Funds.

Priority of Payments

SUBI Collection Account.  On each Deposit Date, the Servicer will allocate Available Funds on deposit in the [____]-[_] SUBI Collection Account with respect to the related Collection Period as described below and will instruct the Indenture Trustee, to cause the following distributions to be made on the related Payment Date in the following amounts and order of priority:

(a)

first, to the Servicer, the Payment Date Advance Reimbursement;

(b)

second, to the Servicer, the Servicing Fee, together with any unpaid Servicing Fees in respect of one or more prior Collection Periods;

(c)

third, to the Note Distribution Account, to pay interest due on each class of the Notes outstanding on that Payment Date, and, to the extent permitted under applicable law, interest on any overdue interest at the related interest rate;

(d)

fourth, to the Note Distribution Account, the First Priority Principal Distribution Amount, which will be allocated to pay principal on the Notes in the amounts and order of priority described under “Description of the Notes—Principal” in this prospectus supplement;

(e)

fifth, to the Reserve Fund, the amount necessary to cause the amount on deposit in the Reserve Fund to equal the Reserve Fund Requirement;

(f)

sixth, to the Note Distribution Account, the Regular Principal Distribution Amount, which will be allocated to pay principal on the Notes in the amounts and order of priority described under “Description of the Notes—Principal” in this prospectus supplement;

(g)

seventh, to the Indenture Trustee and the Owner Trustee, any accrued and unpaid expenses, indemnities and owner trustee fees, in each case to the extent the fees, expenses and indemnities have not been previously paid by the Servicer, in its capacity as Administrator; and

(h)

eighth, to the Certificate Distribution Account, any remaining amounts.

See “Description of the Transaction Documents—Accounts” in the accompanying prospectus.

Reserve Fund. On each Payment Date, after taking into account amounts available to be distributed to Securityholders from the SUBI Collection Account, the Servicer will allocate the amounts necessary to pay clauses (a) through (d) under “—Priority of Payments—SUBI Collection Account” above, if any, to the extent of amounts on deposit in the Reserve Fund with respect to the related Collection Period and will instruct the Indenture Trustee to make the following deposits and distributions in the following amounts and order of priority:

(a)

to the Servicer, any remaining Payment Date Advance Reimbursement and the Servicing Fee, together with any remaining unpaid Servicing Fees in respect of one or more prior Collection Periods;

(b)

to the Note Distribution Account, to pay any remaining interest due on each class of Notes outstanding on that Payment Date, and, to the extent permitted under applicable law, interest on any overdue interest at the applicable interest rate; and

(c)

to the Note Distribution Account, the remaining First Priority Principal Distribution Amount, which will be allocated to pay principal on the Notes in the amounts and order of priority described above under “Description of the Notes—Principal”.

On each Payment Date, if, after giving effect to the distributions set forth above, the amount on deposit in the Reserve Fund exceeds the Reserve Fund Requirement, any such excess shall be released to the Certificateholder.  See “Description of the Transaction Documents—Accounts” in the accompanying prospectus.

The “Payment Date Advance Reimbursement” for a Payment Date will equal the sum of all outstanding Sales Proceeds Advances and Monthly Payment Advances that have been outstanding as of the end of the related Collection Period for at least 90 days and with respect to Specified Vehicles that have become Residual Value Loss Vehicles during the related Collection Period, the aggregate Sales Proceeds Advances over the aggregate Sales Proceeds and Termination Proceeds.

“Residual Value Loss Vehicle” will mean a Specified Vehicle that has been sold and for which (i) the Servicer has made a Sales Proceeds Advance and (ii) the Sales Proceeds Advance exceeds the Sales Proceeds or Terminated Proceeds, as the case may be.

The final distribution to any Noteholder will be made only upon surrender and cancellation of the certificate representing its Notes at an office or agency of the Issuing Entity specified in the notice of termination. Any funds remaining in the Trust, after the related Indenture Trustee has taken certain measures to locate the related Noteholders and those measures have failed, will be distributed to the Depositor.

Amounts properly distributed to any Securityholder or the Servicer will not have to be refunded.

The Certificates

The Certificates are not being offered pursuant to this prospectus supplement and all information presented regarding the Certificates is given to further a better understanding of the Notes.  The Certificates will be issued pursuant to the terms of a Trust Agreement, a form of which has been filed as an exhibit to the registration statement.  A copy of the final signed Trust Agreement will be filed with the SEC.  The Certificates will evidence undivided ownership interests in the Trust created pursuant to the Trust Agreement.

The Trust Agreement and the Certificates are governed by and shall be construed in accordance with the laws of the State of Delaware applicable to agreements made in and to be performed wholly within that jurisdiction.

Credit Enhancement

The protection afforded to the Noteholders will be effected both by the preferential right of such Noteholders to receive, to the extent described in this prospectus supplement, current distributions, the subordination of the Certificateholder’s right to receive distributions, overcollateralization and the establishment of the Reserve Fund.  The available credit enhancement is limited.  Losses on the Specified Leases and residual losses on the related Specified Vehicles in excess of available credit enhancement will not result in a write down of the principal balances of the Notes.  Instead, if credit losses on the Specified Leases and residual losses on the related Specified Vehicles exceed the amount of available credit enhancement, the amount available to make payments on the Notes will be reduced to the extent such losses result in shortfalls.  If the available credit enhancement is exhausted by losses on the Specified Leases and related Specified Vehicles, there may be insufficient funds to pay in full the accrued interest and principal amounts of the Notes and Notes having a later scheduled final payment date generally will bear a greater risk of loss than notes having an earlier final scheduled payment date.  See “Risk Factors—Payment priorities increase risk of loss or delay in payment to certain classes of notes” and “Risk Factors—Because the issuing entity has limited assets, there is only limited protection against potential losses.”

Overcollateralization

Overcollateralization represents the amount by which the Aggregate Securitization Value of the Specified Leases exceeds the outstanding principal amount of the Notes. The Aggregate Securitization Value of the Specified Leases as of the Cutoff Date is expected to exceed the initial aggregate principal amount of the Notes by approximately [__]% of the Aggregate Securitization Value of the Specified Leases as of the Cutoff Date.  The

overcollateralization will be available to absorb losses on the Specified Leases that are not otherwise covered by excess collections on the Specified Leases, if any.

The “Overcollateralization Target Amount” with respect to any Payment Date is equal to [__]% of the Aggregate Securitization Value of the Specified Leases as of the Cutoff Date.

Reserve Fund

On or before the Closing Date, the Depositor will establish and the Indenture Trustee will maintain a trust account in the name of the Indenture Trustee for the benefit of the Securityholders (the “Reserve Fund”). The Reserve Fund will be established to provide additional security for payments on the Notes. On each Payment Date, amounts on deposit in the Reserve Fund, together with Available Funds, will be available to make the distributions described under “Payments on the Notes—Priority of Payments—Reserve Fund” in this prospectus supplement.

The Reserve Fund initially will be funded by the Depositor with a deposit of an amount equal to [__]% of the Aggregate Securitization Value of the Specified Leases as of the Cutoff Date (the “Initial Deposit”), and the amounts on deposit in the Reserve Fund will be pledged to the Trust.  On each Payment Date, monies on deposit in the Reserve Fund will be supplemented by the deposit of:

•

payments, to the extent necessary to cause the amount therein to equal the Reserve Fund Requirement, as described under “Payments on the Notes—Priority of Payments” in this prospectus supplement; and

•

income received on the investment of funds on deposit in the Reserve Fund.

On each Payment Date, a withdrawal will be made from the Reserve Fund in an amount (the “Reserve Fund Draw Amount”) equal to the lesser of (a) the Available Funds Shortfall Amount, calculated as described above under “Payments on the Notes—Determination of Available Funds” for that Payment Date, and (b) the amount on deposit in the Reserve Fund after giving effect to all deposits thereto on the Business Day immediately preceding the related Payment Date (the “Deposit Date”) or that Payment Date.

On any Payment Date on which the amount on deposit in the Reserve Fund, after giving effect to all withdrawals therefrom and deposits thereto in respect of that Payment Date, exceeds the Reserve Fund Requirement, any such excess will be released to the Certificateholder.

On any Payment Date, the “Reserve Fund Requirement” will equal:

•

[__]% of the Aggregate Securitization Value as of the Cutoff Date, or

•

on any Payment Date occurring on or after the date on which the Note Balance has been reduced to zero.

[Credit Enhancement Provider]

[[_____] will be the credit enhancement provider under the [_____].  The credit enhancement provider is a [_____] and is involved in the business of [_____].  The credit enhancement provider under the [derivative contract] provides protection against losses on the related notes.]  [Financial information for the credit enhancement provider, if any, will be provided if the entity is liable or contingently liable to provide payments representing 10% or more of the cashflow supporting any offered class of Notes].

[Insert any additional information on the credit enhancement provider in accordance with Item 1103(a)(3)(ix), Item 1114 and Item 1115 of Regulation AB, as applicable.]

Description Of The [Derivative Contract]

[On the closing date, for the class [__] notes, the issuing entity will enter into a transaction under a [derivative contract] with [__________], as [derivative] counterparty.  Under each [derivative] transaction, if any, on each payment date the issuing entity will be obligated to [insert specific details of the derivative contract as required by item 1115 of Regulation AB] and the [derivative] counterparty will be obligated to [insert specific details of the derivative contract as required by item 1115 of Regulation AB].  Payments on the [derivative] transactions, if any, will be made on a net basis between the issuing entity and the [derivative] counterparty.

If the [derivative] counterparty’s long-term or short-term ratings cease to be at the levels required by the Rating Agencies, the [derivative] counterparty will be obligated to assign the [derivative contract], provide an eligible guarantee, post collateral or establish other arrangements satisfactory to the Rating Agencies to secure its obligations under the [derivative contract], arrange for an eligible substitute [derivative] counterparty satisfactory to the issuing entity or perform a combination of the aforementioned actions.]

[Insert any additional information on the derivative contract in accordance with Item 1103(a)(3)(ix), Item 1114 and Item 1115 of Regulation AB, as applicable.]

Description of the Transaction Documents

The following summary of the Transaction Documents describes the material terms of the Transaction Documents.  The description of the terms of the Transaction Documents in this prospectus supplement does not purport to be complete and is subject to, and qualified in its entirety by reference to, all the provisions of the Transaction Documents.  Forms of the Transaction Documents have been filed as exhibits to the registration statement.  Copies of the final signed Transaction Documents will be filed as current reports on Form 8-K with the SEC.  We refer you to “Where You Can Find More Information About Your Securities—The Depositor” in the accompanying prospectus for additional information regarding reports required to be filed by the Depositor.

Transfer, Assignment and Pledge of the SUBI Certificate

On or prior to the closing date, the UTI Beneficiary will direct the Vehicle Trust to create the [____]-[_] SUBI in connection with the Specified Leases and Specified Vehicles.  Pursuant to the terms of the SUBI Certificate Transfer Agreement, the UTI Beneficiary will sell, transfer and assign its interest in the [____]-[_] SUBI to the Depositor. On the closing date, the Depositor will in turn transfer and assign the SUBI Certificate to the Issuing Entity pursuant to the Issuer SUBI Certificate Transfer Agreement.  The Issuing Entity will pledge its interest in the SUBI Certificate to the Indenture Trustee as security for the Noteholders.  See “The SUBI—Transfers of the SUBI Certificate” in this prospectus supplement.  The net proceeds received from the sale of the Securities will be applied to make the required initial deposit into the Reserve Fund and to purchase the SUBI Certificate from the UTI Beneficiary.

Accounts

On or prior to the Closing Date, the Servicer will establish and the Indenture Trustee will maintain a trust account in the name of the Vehicle Trust for the benefit of the holders of interests in the [____]-[_] SUBI, into which collections on or in respect of the Specified Leases and the Specified Vehicles will generally be deposited

(the “SUBI Collection Account”) together with income received on the investment of funds on deposit in the SUBI Collection Account.

As more fully described under “ — Collections” below and “Additional Information Regarding the Securities — Like Kind Exchange Program” in the accompanying prospectus, the Servicer may reallocate a Specified Vehicle returned to the Servicer at the scheduled end of the related Specified Lease or in connection with an early termination initiated by the related User-Lessee or a Specified Vehicle returned to, or repossessed by, the Servicer from the [____]-[_] SUBI to the UTI for purposes of implementing the Servicer’s Like Kind Exchange Program. In connection with such reallocation, the Servicer shall deposit or shall cause to be deposited into the SUBI Collection Account an amount equal to Sales Proceeds for the related Specified Vehicle no later than two Business Days after the reallocation, unless the Monthly Remittance Condition is satisfied, in which case the Servicer shall be permitted to retain such amount received during a Collection Period until the Business Day immediately preceding the next Payment Date.

On the Closing Date, (a) the Indenture Trustee will establish a trust account in its name on behalf of the Noteholders, into which amounts released from the SUBI Collection Account and, when necessary, from the Reserve Fund, for distribution to the Noteholders will be deposited and from which all distributions to the Noteholders will be made (the “Note Distribution Account”) and (b) the Owner Trustee will establish (or will cause the Indenture Trustee to establish) a trust account in its name on behalf of the Certificateholders, into which amounts released from the SUBI Collection Account for distribution to the Certificateholders will be deposited and from which all distributions to the Certificateholders will be made (the “Certificate Distribution Account”).

The Note Distribution Account, the Certificate Distribution Account, the SUBI Collection Account, the Reserve Fund and any other trust account will be an account (i) maintained in a depository institution in which such accounts are fully insured to the limits established by the FDIC, (ii) maintained with the corporate trust department of a federal or state chartered depository institution or (iii) otherwise acceptable to each Rating Agency (an “Eligible Account”).  The “Required Deposit Rating” means either (a) the short-term unsecured debt obligations of the depository institution or trust company are rated in the highest short-term rating category by each Rating Agency, (b) the depository institution or trust company is a depository institution or trust company having a long-term unsecured debt rating acceptable to each Rating Agency and corporate trust powers or (c) the related trust account is maintained in the corporate trust department of the Indenture Trustee.

Each of the foregoing accounts will be segregated trust accounts. If the Indenture Trustee at any time does not have the Required Deposit Rating, the Servicer shall, with the assistance of the Indenture Trustee, as necessary, cause the related account to be moved to a depository institution or trust company organized under the laws of the United States or any State that has the Required Deposit Rating.

On the Payment Date on which all Securities have been paid in full and following payment of any remaining obligations of the Depositor under the Transaction Documents, any amounts remaining on deposit in the trust accounts, after giving effect to all withdrawals therefrom and deposits thereto in respect of that Payment Date, will be paid to the Depositor.

Except to the extent, if at all, covered under the annual accountants’ attestation report described under “Evidence of Compliance” in the accompanying prospectus, there will not be any independent verification of the trust accounts or the activity in those accounts.

For additional information regarding the various accounts, see “Description of the Transaction Documents—Accounts” in the accompanying prospectus.

Collections

The Transaction Documents generally require that the Servicer deposit all Collections received into the SUBI Collection Account not later than two Business Days after receipt. However, if the Monthly Remittance Condition is satisfied, the Servicer may retain such amounts received during a Collection Period until the related Deposit Date.  As of the date of this prospectus supplement, the Monthly Remittance Condition is not satisfied.  “Collections” with respect to any Collection Period will include all net collections collected or received in respect of the SUBI Assets during the Collection Period that are allocable to the Securities, including:

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Monthly Payments made by User-Lessees, net of Daily Advance Reimbursements;

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Reallocation Payments made by the Servicer;

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Sales Proceeds;

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Termination Proceeds;

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Recovery Proceeds; and

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The price paid by the Servicer for certain Specified Leases and Specified Vehicles on or after the Maturity Dates of such Specified Vehicles.

The “Monthly Remittance Condition” will be satisfied if (a)(1) the short-term unsecured debt rating of the commercial paper of BMW US Capital, LLC (or the entity that is the Servicer) is rated in the highest rating category of, or is otherwise acceptable to, each Rating Agency and (2) no Servicer Default has occurred or (b)(1) the Servicer obtains a letter of credit, surety bond or insurance policy under which demands for payment may be made to secure timely remittance of monthly collections to the SUBI Collection Account and (2) the Indenture Trustee is provided with written confirmation from each Rating Agency to the effect that the use of such alternative remittance schedule will not result in the qualification, reduction or withdrawal of its then-current rating on any class of Notes or the Certificates (or, in the case of [____], such Rating Agency has not provided written confirmation that such action will result in the qualification, reduction or withdrawal of its then-current rating on any class of Notes or the Certificates). Pending deposit into the SUBI Collection Account, Collections may be used by the Servicer at its own risk and for its own benefit and will not be segregated from its own funds.

Advances

On or before each Deposit Date, the Servicer will be obligated to make, by deposit into the SUBI Collection Account, a Monthly Payment Advance in respect of the unpaid Monthly Payments of certain Specified Leases and may, at its option, make a Sales Proceeds Advance equal to the Securitization Value of Specified Leases relating to certain Specified Vehicles for which the Specified Lease has terminated. An “Advance” refers to either a Monthly Payment Advance or a Sales Proceeds Advance. The Servicer will be required to make an Advance only to the extent that it determines that such Advance will be recoverable from future payments on or in respect of the related Specified Lease or Specified Vehicle.  All Advances will be reimbursable to the Servicer, without interest.

A “Monthly Payment Advance” means an advance made by the Servicer due to the failure of an User-Lessee to make a Monthly Payment billed to the User-Lessee for the related Collection Period.  The Servicer will offset, on an ongoing basis, from amounts collected or received in respect of the SUBI Assets, an amount to repay Monthly Payment Advances where a Monthly Payment Advance amount has been recovered in a subsequent payment made by the related User-Lessee of the Monthly Payment due (the “Daily Advance Reimbursement”), or if a Monthly Payment Advance has been outstanding for at least 90 days after the related Collection Period, it will be reimbursed as part of the Payment Date Advance Reimbursement.

A “Sales Proceeds Advance” means an advance made by the Servicer, at its option, of an amount equal to the Securitization Value of the related Specified Lease if, during a Collection Period, the Servicer has not sold a Specified Vehicle for which the Specified Lease terminated during that Collection Period.  After the Servicer makes a Sales Proceeds Advance for a Specified Vehicle, the Issuing Entity will have no claim against or interest in that Specified Vehicle or any Sales Proceeds or Termination Proceeds, as the case may be, resulting from its sale or other disposition except for any Sales Proceeds or Termination Proceeds, as the case may be, in excess of the Securitization Value. If the Servicer sells or otherwise disposes of a Specified Vehicle after making a Sales Proceeds Advance, the Issuing Entity will retain the related Sales Proceeds Advance, and the Servicer will retain the Sales Proceeds or Termination Proceeds, as the case may be, up to the Securitization Value of the related Specified Lease, and will deposit any Sales Proceeds or Termination Proceeds, as the case may be, in excess of the Securitization Value into the SUBI Collection Account.

If the Servicer has not sold a Specified Vehicle within 90 days after it has made a Sales Proceeds Advance, it will be reimbursed for that Sales Proceeds Advance as part of the Payment Date Advance Reimbursement. Within 30 days of receiving that reimbursement, if the related Specified Vehicle has not been sold, the Servicer shall cause that Specified Vehicle to be sold at auction and shall remit the proceeds associated with the disposition of that Specified Vehicle to the SUBI Collection Account.

We refer you to “Description of the Transaction Documents—Advances” in the accompanying prospectus.

Servicing Compensation

The Servicing Fee, together with any previously unpaid Servicing Fee, will be paid to the Servicer on each Payment Date solely to the extent of Available Funds and to the extent available, the Reserve Fund Draw Amount.  The Servicer will be entitled to collect and retain as additional servicing compensation in respect of each Collection Period any expense reimbursement, administrative fees, late payment fees, extension fees, early termination fees, prepayment charges or other similar charges collected during that Collection Period.  We refer you to “Description of the Transaction Documents—Servicing Compensation” in the accompanying prospectus.  The Servicer will be paid the Servicing Fee for each Collection Period on the following Payment Date related to that Collection Period.  The Servicing Fee will be paid from Available Funds in accordance with the priority of payments set forth above under “Payments on the Notes—Priority of Payments.” in this prospectus supplement.”

Net Deposits

For so long as BMW FS is the Servicer, the Servicer will be permitted to deposit into the SUBI Collection Account only the net amount distributable to the Issuing Entity on the related Deposit Date. The Servicer will, however, account to the Issuing Entity, the Indenture Trustee, the Owner Trustee and the Noteholders and Certificateholders as if all of the deposits and distributions described herein were made individually.  We refer you to “Description of the Transaction Documents—Net Deposits” in the accompanying prospectus.

Optional Purchase

The Servicer will be permitted at its option to purchase from the Issuing Entity the SUBI Certificate on any Payment Date if, either before or after giving effect to any payment of principal required to be made on that Payment Date, the Note Balance is less than or equal to 10% of the Initial Note Balance.  The exercise of that option by the Servicer is referred to in this prospectus supplement as an “Optional Purchase.” The purchase price for the SUBI Certificate will equal the Note Balance together with accrued interest thereon to the date fixed for redemption (the “Optional Purchase Price”), which amount will be deposited by the Servicer into the SUBI Collection Account on the Deposit Date related to the Payment Date fixed for redemption.  In connection with an Optional Purchase, the Notes will be redeemed on that Payment Date in whole, but not in part, for the Redemption Price.  The “Redemption Price” for a class of Notes will equal the Note Balance for the related class, plus accrued and unpaid interest thereon at the applicable interest rate, to but not including the Payment Date fixed for redemption.  The Administrator or the Issuing Entity will provide at least 45 days’ prior notice of the redemption of the Notes to the Indenture Trustee and the Owner Trustee, and the Indenture Trustee will provide at least 30 days’ notice thereof to the Noteholders.  On the Payment Date fixed for redemption, the Notes will be due and payable at the Redemption Price, and no interest will accrue on the Notes after the Payment Date if paid in full.

For additional information regarding termination of the Issuing Entity, see “Description of the Transaction Documents—Termination” in the accompanying prospectus.

Sales Proceeds and Termination Proceeds

Under the Servicing Agreement, the Servicer, on behalf of the Issuing Entity, will sell or otherwise dispose of Specified Vehicles related to Specified Leases that have reached their respective Maturity Dates (a “Matured Vehicle”), related to Specified Leases where the User-Lessee has terminated the Specified Lease or related to Defaulted Leases (each, a “Defaulted Vehicle”).  In connection with the sale or other disposition of a Matured Vehicle or a Defaulted Vehicle, the Servicer will deposit into the SUBI Collection Account all Sales Proceeds, Termination Proceeds and Recovery Proceeds from Specified Vehicles received during the related Collection Period within two business days.  However, so long as the Monthly Remittance Condition is satisfied, the Servicer may retain such amounts until the related Deposit Date.

“Disposition Expenses” will mean expenses and other amounts reasonably incurred by the Servicer in connection with the sale or other disposition of a Matured Vehicle or a Defaulted Vehicle, including but not limited to sales commissions, and expenses incurred in connection with making claims under any Contingent and Excess Liability Insurance or other applicable insurance policies. Disposition Expenses will be reimbursable to the Servicer from amounts otherwise included in Sales Proceeds, Insurance Proceeds and Termination Proceeds.

“End of Lease Term Liability” will mean with respect to a Matured Vehicle returned to the Servicer by the User-Lessee, the amount paid by such User-Lessee including any disposition fee, unpaid Monthly Payments due, excess mileage payments, excess wear and use payments and any fees and taxes.

“Insurance Proceeds” will include recoveries or proceeds collected by the Servicer net of related Disposition Expenses under any insurance policy, including any self-insurance, and also including any vehicle liability insurance policy required to be obtained and maintained by the related User-Lessees pursuant to the Specified Leases, any blanket or supplemental vehicle casualty insurance policy maintained by the Servicer and any other insurance policy relating to the Specified Leases or the related User-Lessees, in each case in connection with damage to a Specified Vehicle or its loss, destruction or theft, except to the extent required to be paid to a User-Lessee.

“Recovery Proceeds” will mean any Insurance Proceeds, any security deposit applied to an amount owed by a User-Lessee, any Total Loss Payoff, Early Termination Cost and End of Lease Term Liability received from a User-Lessee and any other net recoveries recovered by the Servicer with respect to Specified Leases that have been charged-off minus amounts included in such items that represent third-party charges paid or payable (such as fees, taxes and repair costs).

“Sales Proceeds” with respect to a Specified Vehicle will mean all proceeds received from the sale at auction of such Specified Vehicle, net of related Disposition Expenses or an amount equal to Sales Proceeds deposited by the Servicer in lieu of actual Sales Proceeds in connection with the LKE Program.

“Termination Proceeds” will mean any Purchase Option Price received upon the purchase of a Specified Vehicle by the related User-Lessee or the price received from the sale of a Specified Vehicle to a dealer minus amounts included in either such price that represent reimbursement for third-party charges paid or payable (such as fees and taxes).

“Total Loss Payoff” will mean with respect to a Specified Vehicle that has been lost, stolen or damaged beyond economic repair, an amount paid by the User-Lessee generally equal to the deductible under the related insurance policy, unpaid Monthly Payments due, and any official fees and taxes and any other charges owed under the Specified Lease.

The Servicer will be required to purchase or cause to be purchased a Specified Vehicle before the Maturity Date of the related Specified Lease and remit to the SUBI Collection Account an amount equal to the Securitization Value of that Specified Lease as of the effective date of termination if the Servicer agrees with the User-Lessee to a change in the Lease Rate applicable to that Specified Vehicle and that change results in a change in the Contract Residual Value and/or the lease term.

After the sale of the SUBI Certificate to the Issuing Entity, the Servicer will be obligated to repurchase from the Issuing Entity, any Specified Vehicles covered by Specified Leases not meeting certain representations and warranties by depositing or causing to be deposited into the SUBI Collection Account an amount equal to the Securitization Value of the Specified Lease not meeting such representations and warranties made by the Servicer that materially and adversely affect the interests of the Issuing Entity in the Specified Vehicle or Specified Lease  and that are not timely cured (the “Reallocation Payment”).  See “The Leases—Representations, Warranties and Covenants” in the accompanying prospectus for a description of the representations and warranties made by the Servicer in respect of the Specified Leases and the Servicer’s obligations to reallocate certain Specified Vehicles.

Extensions and Pull-Ahead Program

The Servicing Agreement will provide that consistent with its customary servicing practices, the Servicer may, in its discretion, modify or extend the term of a Specified Lease.  If any such extension of a Maturity Date exceeds six months, the Servicer will be required to repurchase the Specified Lease by making a Reallocation Payment. to the SUBI Collection Account and by directing the Vehicle Trustee to reallocate such Specified Lease and the related Specified Vehicle to the UTI.  The Servicer will be required to make a Reallocation Payment for any extension that causes the Specified Leases to mature after the last day of the collection period preceding the Class A-4 Note Final Scheduled Maturity Date.

The Servicer may also permit a User-Lessee to terminate a Specified Lease prior to its maturity in order to allow that User-Lessee, among other things, (1) to enter into a new lease contract for a different vehicle, (2) to purchase a different vehicle or (3) to finance a different vehicle.  For additional information, see “BMW FS’ Lease Financing Program—Extensions and Pull-Ahead Program” in the accompanying prospectus.

Notification of Liens and Claims

The Servicer will be required to immediately notify the Depositor, in the event that BMW FS is not acting as the Servicer, the Indenture Trustee and the Vehicle Trustee of all liens or claims of any kind of a third party that would materially and adversely affect the interests of the Depositor, the Vehicle Trust or the Issuing Entity in any Specified Lease or Specified Vehicle.

Servicer Defaults

The occurrence and continuation of a Servicer Default under the Servicing Agreement (each, a  “Servicer Default”) as defined in the accompanying prospectus under “Description of the Transaction Documents—Servicer Defaults”, with respect to the [____]-[_] SUBI will be a Servicer Default only with respect to the [____]-[_] SUBI and will not be a Servicer Default with respect to the UTI or any Other SUBI.

Upon the occurrence of any Servicer Default, the sole remedy available to the holders of the UTI, the [____]-[_] SUBI and any Other SUBIs will be to remove the Servicer and appoint a successor Servicer. However, if the commencement of a bankruptcy or similar case or proceeding were the only default, the Servicer or its trustee-in-bankruptcy might have the power to prevent that removal. See “—Removal of Servicer” below.

Removal of Servicer

The Vehicle Trustee may, and at the direction of the holder of the SUBI Certificate (which shall be the Indenture Trustee, acting at the direction of Noteholders evidencing not less than 66 2/3% of the aggregate principal amount of the Notes outstanding) shall, terminate the rights and obligations of the Servicer under the Servicing Agreement with respect to the SUBI Assets upon the occurrence and continuance of a Servicer Default and will appoint a successor Servicer.  The Vehicle Trustee will have the right to approve that successor Servicer, and that approval may not be unreasonably withheld.

Under those circumstances, authority and power shall, without further action, pass to and be vested in the successor Servicer appointed by the Vehicle Trustee under the Servicing Agreement.  The successor Servicer will succeed to all the responsibilities, duties and liabilities of the Servicer in its capacity under the Servicing Agreement.  Notwithstanding termination under this section, the Servicer shall be entitled to payment of amounts payable to it, for services rendered prior to termination.  For additional information regarding the removal of the Servicer during the occurrence or continuation of a Servicer Default, see “Description of the Transaction Documents—Rights Upon Servicer Default” in the accompanying prospectus.

The Vehicle Trustee will effect that termination by delivering notice thereof to the Servicer, with a copy to each Rating Agency or any other securities based on any Other SUBIs affected by that Servicer Default.  Upon the termination of the Servicer with respect to the SUBI Assets, the Servicer subject to that termination or removal will continue to perform its functions as Servicer until the date on which a successor servicer shall have been appointed under the Servicing Agreement.  The Servicer will promptly reimburse the Issuing Entity and the Administrator for all reasonable expenses incurred by such entity in connection with the transfer of servicing of the Specified Leases.

Upon appointment of a successor Servicer, the successor Servicer will assume all of the rights and obligations of the Servicer under the Servicing Agreement; provided, however, that no successor Servicer will have any responsibilities with respect to making Advances. If a bankruptcy trustee or similar official has been appointed for the Servicer, that trustee or official may have the power to prevent the Indenture Trustee, the Owner Trustee, the Noteholders or the Certificateholders from effecting that transfer of servicing. The predecessor Servicer will have the right to be reimbursed for any outstanding Advances made with respect to the SUBI Assets to the extent funds are available therefor in respect of the Advances made.

Modification of the Transaction Agreements

The Transaction Documents may be amended or supplemented under the circumstances described in the accompanying prospectus under the headings “The Notes—The Indenture” and “Description of the Transaction Documents — Amendment.’’

Duties of the Vehicle Trustee, the Owner Trustee and the Indenture Trustee

The Vehicle Trustee will make no representations as to the validity or sufficiency of the [____]-[_] SUBI or the SUBI Certificate (other than the execution and authentication of the SUBI Certificate) or of any Specified Lease, Specified Vehicle or related document, will not be responsible for performing any of the duties of the UTI Beneficiary or the Servicer and will not be accountable for the use or application by any owners of beneficial interests in the Vehicle Trust Assets of any funds paid in respect of the Vehicle Trust Assets or the investment of any of such monies before such monies are deposited into the accounts relating to the [____]-[_] SUBI, any Other SUBI and the UTI. The Vehicle Trustee will not independently verify the Specified Leases or the Specified Vehicles. The duties of the Vehicle Trustee will generally be limited to the acceptance of assignments of Leases, the creation of the [____]-[_] SUBI, Other SUBIs and the UTI and the receipt of the various certificates, reports or other instruments required to be furnished to the Vehicle Trustee under the SUBI Trust Agreement, in which case the Vehicle Trustee will only be required to examine them to determine whether they conform to the requirements of the SUBI Trust Agreement.

The Owner Trustee will make no representations as to the validity or sufficiency of the Trust Agreement, the SUBI Certificate, the Notes or Certificates (other than the authentication of the Certificates) or of any Specified Leases or related documents and is not accountable for the use or application by the Depositor or the Servicer of any funds paid to the Depositor or the Servicer in respect of the Notes, the Certificates or the SUBI Certificate, or the investment of any monies by the Servicer before those monies are deposited into the SUBI Collection Account.  The Owner Trustee will not independently verify the Specified Leases.  The Owner Trustee is required to perform only those duties specifically required of it under the Trust Agreement.  In addition to making distributions to the Certificateholder, those duties generally are limited to the receipt of the various certificates, reports or other instruments required to be furnished to the Owner Trustee under the Trust Agreement, in which case it will only be required to examine them to determine whether they conform to the requirements of the Trust Agreement.

The Owner Trustee will not be required to perform any of the obligations of the Trust under the Trust Agreement or the other Transaction Documents that are required to be performed by

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the Servicer under the Servicing Agreement or the SUBI Trust Agreement;

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the Administrator under the Trust Agreement, the Trust Administration Agreement or the Indenture;

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the Depositor under the SUBI Certificate Transfer Agreement, the Trust Agreement or the Back-up Security Agreement; or

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the Indenture Trustee under the Indenture.

In addition, the Owner Trustee will be under no obligation to exercise any of the rights or powers vested in it by the Trust Agreement or to make any investigation of matters arising under the Trust Agreement or to institute, conduct or defend any litigation under the Trust Agreement or in relation thereto or to any other Transaction Document at the request, order or direction of any of the Certificateholders, unless those Certificateholders have offered to the Owner Trustee security or indemnity reasonably satisfactory to the Owner Trustee against the costs, expenses and liabilities that may be incurred by the Owner Trustee in connection with the exercise of those rights.

The Owner Trustee will administer the Trust in the interest of the Certificateholders, subject to the lien of the Indenture and the obligations of the Trust with respect to the Notes, in accordance with the Trust Agreement and the other Transaction Documents.

The Indenture Trustee will make no representations as to the validity or sufficiency of the Indenture, the Notes (other than authentication of the Notes) or of the SUBI Certificate or related documents, and is not accountable for the use or application by the Depositor or the Servicer of any funds paid to the Depositor or the Servicer in respect of the Notes or the SUBI Certificate, or the investment of any monies by the Servicer before those monies are deposited into the SUBI Collection Account.  The Indenture Trustee will not independently verify the Specified Leases.  If no event of default has occurred, the Indenture Trustee is required to perform only those duties specifically required of it under the Indenture.  In addition to making distributions to the Noteholders, those duties generally are limited to the receipt of the various certificates; reports or other instruments required to be furnished to the Indenture Trustee under the Indenture, in which case it will only be required to examine them to determine whether they conform to the requirements of the Indenture.  The Indenture provides that the Indenture Trustee will not be deemed to have knowledge about any event unless a responsible officer of the Indenture Trustee has actual knowledge of the event or has received written notice of the event.

If required by the TIA, the Indenture Trustee will mail to all Noteholders a brief report relating to its eligibility and qualification to continue as Indenture Trustee under the Indenture.  For additional information regarding such reports, see “The Notes—The Indenture” in the accompanying prospectus.

The Indenture Trustee will be under no obligation to exercise any of the rights or powers vested in it by the Indenture or to make any investigation of matters arising under the Indenture or to institute, conduct or defend any litigation under the Indenture or in relation to the Indenture or that litigation at the request, order or direction of any of the Noteholders, unless those Noteholders have offered to the Indenture Trustee security or indemnity satisfactory to it against the costs, expenses and liabilities that may be incurred by the Indenture Trustee, its agents and its counsel in connection with the exercise of those rights.  A Noteholder’s right to institute any proceeding with respect to the Indenture Trustee is conditioned upon the Noteholder providing the Indenture Trustee with written notice of the event of default and the holders of the Notes outstanding evidencing not less than 25% of the aggregate principal amount of the Notes outstanding, voting together as a single class, have made written request upon the Indenture Trustee to institute that proceeding in its own name as the Indenture Trustee under the Indenture, the Indenture Trustee has for 60 days failed to institute that proceeding and no direction inconsistent with such written request has been given to the Indenture Trustee during such 60 day period by Noteholders evidencing a majority of the aggregate principal amount of the Notes outstanding.  No obligation of the Indenture Trustee shall arise unless the Noteholders have offered to the Indenture Trustee indemnity satisfactory to it.

Upon the continuance of an event of default of which a responsible officer of the Indenture Trustee shall have knowledge, the Indenture Trustee will be required to exercise the rights and powers vested in it by the Indenture and use the same degree of care and skill in the exercise thereof as a prudent person would exercise or use under the circumstances in the conduct of that person’s own affairs.

The Owner Trustee and the Indenture Trustee

[_____] will be the Owner Trustee under the Trust Agreement.  [_____] will be the Indenture Trustee under the Indenture.  The Owner Trustee, the Indenture Trustee and any of their respective affiliates may hold Notes in their own names or as pledgees.

For the purpose of meeting the legal requirements of some jurisdictions, the Depositor and the Owner Trustee, acting jointly, or the Indenture Trustee (or in some instances, the Owner Trustee acting alone), will have the power to appoint co-trustees or separate trustees of all or any part of the assets of the Issuing Entity.  In the event of an appointment of co-trustees or separate trustees, all rights, powers, duties and obligations conferred or imposed upon the Owner Trustee or the Indenture Trustee by the Transaction Documents will be conferred or imposed upon the Owner Trustee or the Indenture Trustee and each of their respective separate trustees or co-trustees jointly, or, in any jurisdiction in which the Owner Trustee or the Indenture Trustee will be incompetent or unqualified to perform specified acts, singly upon that separate trustee or co-trustee who will exercise and perform those rights, powers, duties and obligations solely at the direction of the Owner Trustee or the Indenture Trustee.

The Owner Trustee and the Indenture Trustee may resign at any time, in which event the Depositor or the Issuing Entity, respectively, will be obligated to appoint a successor Owner Trustee or Indenture Trustee, as applicable.  The Depositor or Issuing Entity may also remove the Owner Trustee or the Indenture Trustee, respectively, if either ceases to be eligible to continue as trustee under the Trust Agreement or the Indenture, as the case may be, becomes legally unable to act or becomes insolvent.  In those circumstances, the Depositor or Issuing Entity will be obligated to appoint a successor Owner Trustee or Indenture Trustee, respectively, as applicable.  Any resignation or removal of the Owner Trustee or the Indenture Trustee and appointment of a successor Owner Trustee or Indenture Trustee, as applicable, will not become effective until acceptance of the appointment by the successor.  Any costs associated with the resignation or removal of the Indenture Trustee will be paid by the Servicer, in its capacity as Administrator.

The Servicer, in its capacity as Administrator, will be obligated to pay the fees and expenses of the Owner Trustee and the expenses of the Indenture Trustee in connection with their duties under the Trust Agreement and Indenture, respectively.  The Owner Trustee will be entitled to indemnification by the Depositor for, and will be held harmless against, any loss, liability, fee, disbursement or expense incurred by the Owner Trustee not resulting from its own willful misconduct, bad faith or gross negligence.  The Indenture Trustee will be entitled to indemnification by the Servicer, in its capacity as Administrator, for, and will be held harmless against, any loss, liability, fee, disbursement or expense incurred by the Indenture Trustee not resulting from its own willful misconduct, bad faith or negligence.

The Vehicle Trustee will be entitled to indemnification by the Servicer for, and will be held harmless against any loss, liability, fee, disbursement or expense incurred by it in connection with its acceptance of the trusts and duties contained in the Vehicle Trust Agreement.

Fees and Expenses

The table below sets forth the fees and expenses payable by the trust on each payment date.

Fee	Amount
Servicing Fee(1)

[_]% per annum of the Aggregate Securitization Value as of the first day of the Collection Period; provided that in the case of the first Payment Date, the Servicing Fee will be an amount equal to the sum of (a) [_]% per annum of the Aggregate Securitization Value as of the Cutoff Date and (b) [_]% per annum of the Aggregate Securitization Value as of [______].

Indenture Trustee Fee	the investment earnings on amounts on deposit in the Note Distribution Account
Owner Trustee Fee(2)(3)	$[____] per annum

(1)  To be paid before any amounts are distributed to Noteholders.  A portion of the Servicing Fee will be paid to the Administrator as the administrator fee.

(2) In the event that such fees are not paid, such fees will be paid pursuant to clause (g) under “Payments on the Notes—Priority of Payments—SUBI Collection Account” in this prospectus supplement.  After an event of default, such fees will be paid before any amounts are distributed to Noteholders.

(3)  To be paid by the Servicer, in its capacity as Administrator, from the Servicing Fee.

Legal Proceedings

To the knowledge of the Sponsor and the Depositor, there are no legal proceedings pending, or governmental proceedings contemplated, against the Sponsor, the Depositor, the UTI Beneficiary, the Indenture Trustee, the Vehicle Trustee, the Servicer or the Issuing Entity that would be material to holders of any Notes or Certificates.

Material Income Tax Consequences

In the opinion of Bingham McCutchen LLP, tax counsel to the Issuing Entity, under current law and assuming execution of, and compliance with, the Indenture and the Trust Agreement, (i) Notes sold on the Closing Date to parties unrelated to the initial holders of the Certificates will be classified as debt for U. S. federal income tax purposes and any Notes retained by the initial holders of the Certificates or parties related to such holders, if later sold to a party unrelated to the holder of the Certificates for cash, will be classified as debt instruments for U.S. federal income tax purposes as of the date of such sale, based on certain assumptions (including that the ratings of the Notes as of the Closing Date have not declined below investment grade) and (ii) the Issuing Entity will not be characterized as an association (or a publicly traded partnership) taxable as a corporation for U.S. federal income tax purposes.

In addition, tax counsel to the Issuing Entity has prepared or reviewed the statements under the heading “Summary of Terms—Tax Status” as they relate to federal income tax matters and under the heading “Material Income Tax Consequences” in this prospectus supplement and in the prospectus.  The discussion is counsel’s opinion of the law and counsel is of the opinion that, to the extent they relate to matters of law or legal conclusions,  such statements are correct in all material respects.  Such statements are intended as an explanatory discussion of the possible effects of the classification of the Issuing Entity as a partnership for federal income tax purposes on investors generally and of related tax matters affecting investors generally, but do not purport to furnish information in the level of detail or with the attention to the investor’s specific tax circumstances that would be provided by an investor’s own tax adviser.  Accordingly, each investor is advised to consult its own tax advisor with regard to the tax consequences to it of investing in Notes.

Tax Characterization of the Trust

The Depositor and the Servicer will agree, and the beneficial owners of the Certificates (which we refer to in this prospectus supplement as the ‘‘Certificate Owners’’) will agree by their purchase of the Certificates, to treat the Issuing Entity (i) as a partnership for purposes of U.S. federal income tax and any other tax measured in whole or in part by income, with the assets of the partnership being the assets held by the Issuing Entity, the partners of the partnership being the Certificate Owners, and the Notes being debt of the partnership, or (ii) if the Depositor owns all of the Certificates and none of the Notes are characterized as equity interests in the Issuing Entity, as disregarded as an entity separate from the Depositor for purpose of U.S. federal and state income tax and any other tax measured in whole or in part by income, with the assets of the Issuing Entity and the Notes treated as assets and indebtedness of the Certificate Owner. However, the proper characterization of the arrangement involving the Issuing Entity, the Notes, the Depositor and the Servicer is not clear because there is no authority on transactions closely comparable to the transaction described in this prospectus supplement.

Treatment of the Notes as Indebtedness

The Depositor, any Certificateholders and the Certificate Owners will agree, and the beneficial owners of the Notes (which we refer to in this prospectus supplement as the ‘‘Note Owners’’) will agree by their purchase of the Notes, to treat the Notes as debt for purposes of U.S. federal income tax and any other tax measured in whole or in part by income.

ERISA Considerations

Section 406 of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and Section 4975 of the Code prohibit pension, profit-sharing and other employee benefit plans, as well as individual retirement accounts and certain types of Keogh Plans from engaging in certain transactions with persons that are “parties in interest” under ERISA or “disqualified persons” under the Code with respect to such  Plan. Title I of ERISA also requires that fiduciaries of an employee benefit plan subject to ERISA make investments that are prudent, diversified (except if prudent not to do so) and in accordance with governing plan documents. Under ERISA, any person who exercises any authority or control with respect to the management or disposition of the assets of an employee benefit plan is considered to be a fiduciary of such plan (subject to certain exceptions not here relevant). A violation of these “prohibited transaction” rules and fiduciary requirements may result in liability under ERISA and the Code for such persons.

Prohibited Transactions

The prohibited transaction provisions of ERISA and Section 4975 of the United States Internal Revenue Code (“Prohibited Transactions”) generally restrict a broad range of transactions directly or indirectly involving any employee benefit plans or plans or any entity which may be deemed to hold assets of any such plans (collectively, “Plans”), and any “party in interest” or “disqualified person” (as those terms are defined in ERISA or Section 4975 of the Code, respectively) with respect to such Plans. In particular, a sale or exchange of property or an extension of credit between a Plan and a party in interest or disqualified person with respect to such Plan might constitute a Prohibited Transaction unless an exemption applies. In the case of indebtedness, the prohibited transaction provisions continually apply throughout the term of such indebtedness (and not only on the date of the initial borrowing). An excise tax is imposed under Section 4975 of the Code upon any disqualified person which engages in a non-exempt Prohibited Transaction, and penalties or other liabilities may be imposed under ERISA upon any fiduciary which causes a Plan to engage in a transaction that the fiduciary knows or should know constitutes a Prohibited Transaction or upon certain other persons who were involved in the Prohibited Transaction.

Employee benefit plans that are governmental plans (as defined in Section 3(32) of ERISA) and certain church plans (as defined in Section 3(33) of ERISA) are not subject to ERISA requirements; however, such plans may be subject to comparable state or local law restrictions (“Similar Laws”).  Plans, together with such plans, are collectively referred to as “Benefit Plans”.

“Look-through” Rule under the Plan Assets Regulation

The United States Department of Labor (the “DOL”) has issued a regulation (the “Plan Assets Regulation”) describing what constitutes the assets of a Plan when the Plan acquires an equity interest in another entity. Under a “look-through” rule set forth in the Plan Assets Regulation, the underlying assets owned by an entity (such as an Issuing Entity) in which a Plan has an equity interest might be treated as if they were plan assets of such Plan. However, the “look-through” rule does not, by its terms, apply to an entity in which a Plan only owns debt of such entity and not an equity interest. The Plan Assets Regulation provides that an instrument constituting debt under applicable local law and lacking substantial equity features is not treated as an equity interest for purposes of such Regulation as of any date of determination.

Treatment of Notes as Debt

Although there is little guidance on the subject, the Notes should be treated as indebtedness without substantial equity features for purposes of the Plan Assets Regulation.  This determination is based in part upon (i) tax counsel’s opinion that Notes transferred on the Closing Date to parties unrelated to the initial holders of the Certificates will be classified as debt for U. S. federal income tax purposes and that any Notes retained by parties related to the initial holders of the Certificates, if later sold to a party unrelated to the holder of the Residual Interest Certificates for cash, will be classified as debt instruments for U.S. federal income tax purposes as of the date of such sale, based on certain assumptions (including that the rating of the Notes as of the Closing Date has not declined below investment grade) and (ii) the traditional debt features of the Notes, including the reasonable expectation of purchasers of the Notes that they will be repaid when due, as well as the absence of conversion rights, warrants and other typical equity features.  Based upon the foregoing and other considerations, subject to the considerations described below, the Notes may be purchased by a Plan.

However, without regard to whether the Notes are treated as an equity interest for purposes of the Regulation, the acquisition or holding of the Notes by or on behalf of a Plan could be considered to give rise to a Prohibited Transaction in the event that the Issuing Entity becomes 50% owned by a disqualified person or party in interest with respect to a Plan, the Issuing Entity itself, as an entity owned by party in interest, may be deemed a party in interest with respect to a Plan and a Prohibited Transaction may be deemed to occur by reason of the extension of credit by a particular Plan to a party in interest, among other things. The Depositor can make no assurances that equity interests in the Issuing Entity will not be purchased by a party in interest to any particular Plan.  Certain exemptions from the prohibited transaction rules could be applicable to the purchase and holding of the Notes by a Plan depending on the type and circumstances of the plan fiduciary making the decision to acquire such Notes. Included among these exemptions are: Prohibited Transaction Class Exemption (“PTCE”) 96-23, regarding transactions effected by “in-house asset managers”; PTCE 95-60, regarding investments by insurance company general accounts; PTCE 91-38, regarding investments by bank collective investment funds; PTCE 90-1, regarding investments by insurance company pooled separate accounts; PTCE 84-14, regarding transactions effected by “qualified professional asset managers”; and PTCE 75-1 regarding transactions effected by broker-dealers or the non-fiduciary servicer provider exemptions under Section 408(b)(17) of ERISA and Section 4975(d)(2) of the Code. By acquiring a Note, each purchaser will be deemed to represent that (A) either (i) it is not acquiring the Notes with the assets of a Benefit Plan; or (ii) the acquisition and holding of the Notes will not give rise to a nonexempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code and (B) it will not transfer any Notes to a Benefit Plan unless the acquisition and holding of such Notes by the transferee does not result in a non-exempt prohibited transaction or cause a non-exempt violation of any Similar Law.

Neither the Issuing Entity, the Servicer, the Administrator nor any of their respective affiliates, agents or employees will act as a fiduciary to any Plan with respect to the Plan’s decision to invest in the Notes.  Prospective Plan investors should consult with their legal advisors concerning the impact of ERISA and Section 4975 of the Code or any Similar Law, the effect of the assets of the Issuing Entity being deemed “plan assets” and the applicability of any applicable exemption prior to making an investment in the Notes.   Each Plan fiduciary should determine whether under the fiduciary standards of investment prudence and diversification, an investment in the Notes is appropriate for the  Plan, also taking into account the overall investment policy of the Plan and the composition of the Plan’s investment portfolio.

Ratings of the Notes

The Notes will be issued only if the Class A-1 Notes are rated in the highest short-term rating category and the other Notes are rated in the highest long-term rating category by each Rating Agency. The ratings of the Notes will be based primarily upon the value of the Specified Leases and the Specified Vehicles and the Reserve Fund. There can be no assurance that any such rating will not be lowered or withdrawn by the assigning Rating Agency if, in its judgment, circumstances so warrant. In the event that a rating with respect to the Notes is qualified, reduced or withdrawn, no person or entity will be obligated to provide any additional credit enhancement with respect to the Notes.

The ratings of the Notes should be evaluated independently from similar ratings on other types of securities. A rating is not a recommendation to buy, sell or hold the Notes, inasmuch as such a rating does not comment as to market price or suitability for a particular investor. The ratings of the Notes address the likelihood of the payment of principal of and interest on the Notes pursuant to their terms.

There can be no assurance as to whether any agency other than the assigning Rating Agency will rate the Notes or, if one does, what rating will be assigned by such other rating agency. A rating on the Notes by another rating agency, if assigned at all, may be lower than the ratings assigned to the Notes by the assigning Rating Agency.

None of the Sponsor, Depositor, Servicer, Administrator, Indenture Trustee, Owner Trustee or any of their affiliates will be required to monitor any changes to the ratings on these securities.

Plan of Distribution

Subject to the terms and conditions set forth in an underwriting agreement relating to the Notes, the Depositor has agreed to sell to the underwriters named below, for whom [______] is acting as representative, and the underwriters have agreed to purchase, severally but not jointly, the following principal amounts of the Notes.

Underwriter	Class A-1 Notes	Class A-2 Notes	Class A-3 Notes	Class A-4 Notes
[_____]
[_____]
[_____]
[_____]
[_____]
[_____]
Total

The underwriting agreement provides, subject to conditions precedent, that the underwriters will be obligated to purchase all the Notes if any are purchased. The underwriting agreement provides that if there is an event of default by an underwriter, in some circumstances the purchase commitments of the non-defaulting underwriters may be increased or the underwriting agreement may be terminated.

The Depositor has been advised that the underwriters propose initially to offer the Notes to the public at the respective offering prices set forth on the cover hereof and to certain dealers at such prices less a selling concession not to exceed the percentage of the principal amount of the Notes set forth below, and that the underwriters may allow and such dealers may reallow a reallowance discount not to exceed the percentage of the principal amount of the Notes set forth below.  After the initial public offering of the Notes, the public offering prices and concessions referred to in this paragraph may change.

Class of Notes	Selling Concession	Reallowance Discount
Class A-1%		%
Class A-2%		%
Class A-3%		%
Class A-4%		%

The Depositor and BMW FS have jointly and severally agreed to indemnify the underwriters against certain liabilities, including civil liabilities under the Securities Act of 1933, as amended, or contribute to payments which the underwriters may be required to make in respect thereof.  In the ordinary course of their respective businesses, the underwriters and their respective affiliates have engaged and may engage in various financial advisory, investment banking and commercial banking transactions from time to time with BMW FS and its affiliates.

The Notes are new issues of securities with no established trading market.  The Depositor has been advised by the underwriters that they intend to make a market in the Notes as permitted by applicable laws and regulations.  The underwriters are not obligated, however, to make a market in the Notes, and that market-making may be discontinued at any time without notice at the sole discretion of the underwriters.  Accordingly, no assurance can be given as to the liquidity of, or trading markets for, the Notes of any class.

In connection with the offering of the Notes, the underwriters may engage in overallotment, stabilizing transactions and syndicate covering transactions.  Overallotment involves sales in excess of the offering size which creates a short position for the underwriters.  Stabilizing transactions involve bids to purchase the Notes in the open market for the purpose of pegging, fixing or maintaining the price of the Notes.  Syndicate covering transactions involve purchases of the Notes in the open market after the distribution has been completed in order to cover short positions.  Stabilizing transactions and syndicate covering transactions may cause the price of the Notes to be higher than it would otherwise be in the absence of those transactions.  If the underwriters engage in stabilizing or syndicate covering transactions, they may discontinue them at any time.

Upon receipt of a request by an investor who has received an electronic prospectus from an underwriter or a request by that investor’s representative within the period during which there is an obligation to deliver a prospectus, BMW FS, the Depositor or the underwriters will promptly deliver, or cause to be delivered, without charge, a paper copy of the prospectus.

Notice to Investors

Selling Restrictions Addressing Additional United Kingdom Securities Laws

Each underwriter will represent that:

•

it has only communicated or caused to be communicated, and will only communicate or cause to be communicated an invitation or inducement to engage in investment activity (within the meaning of Section 21 of the Financial Services and Markets Act 2000 (the “FSMA”)) received by it in connection with the issue or sale of the Notes in circumstances in which Section 21(1) of the FSMA does not apply to the Issuing Entity; and

•

it has complied and will comply with all applicable provisions of the FMSA with respect to anything done by it in relation to the Notes in, from or otherwise involving the United Kingdom.

Public Offer Selling Restriction Under The Prospectus Directive

In relation to each Member State of the European Economic Area which has implemented the Prospectus Directive (each, a “Relevant Member State”), each Underwriter has represented and agreed that with effect from and including the date on which the Prospectus Directive is implemented in that Relevant Member State (the “Relevant Implementation Date”) it has not made and will not make an offer of Notes which are the subject of the offering contemplated by this prospectus supplement to the public in that Relevant Member State other than:

(a)

to legal entities which are authorized or regulated to operate in the financial markets or, if not so authorized or regulated, whose corporate purpose is solely to invest in securities;

(b)

to any legal entity which has two or more of (1) an average of at least 250 employees during the last financial year; (2) a total balance sheet of more than €43,000,000; and (3) an annual net turnover of more than €50,000,000, as shown in its last annual or consolidated accounts;

(c)

to fewer than 100 natural or legal persons (other than qualified investors as defined in the Prospectus Directive) subject to obtaining the prior consent of the Underwriters; or

(d)

in any other circumstances falling within Article 3(2) of the Prospectus Directive,

provided that no such offer of Notes shall require the Issuing Entity or any Underwriter or Co-Manager to publish a prospectus pursuant to Article 3 of the Prospectus Directive.

For the purposes of this provision, the expression “an offer of Notes to the public” in relation to any Notes in any Relevant Member State means the communication in any form and by any means of sufficient information on the terms of the offer and the Notes to be offered so as to enable an investor to decide to purchase or subscribe the Notes, as the same may be varied in that Member State by any measure implementing the Prospectus Directive in that Member State and the expression “Prospectus Directive” means Directive 2003/71/EC and includes any relevant implementing measure in each Relevant Member State.

Legal Opinions

In addition to the legal opinions described in the accompanying prospectus, legal matters relating to the Notes and federal income tax and other matters will be passed upon for the Issuing Entity by Bingham McCutchen LLP. Certain legal matters will be passed upon for the underwriters by [_______].

Index of Principal Terms

Set forth below is a list of capitalized terms used in this prospectus supplement and the pages on which the definitions of those terms may be found.

Term	Pages(s)	Term	Page(s)

0% Prepayment Assumption

S-44

2009-1 SUBI

S-26

50% Prepayment Assumption

S-44

ABS

S-43

Accrual Period

S-50

Actuarial Payoff

S-34

Administration Agreement

S-28

Administrator

S-28

Advance

S-60

Aggregate Securitization Value

S-52

ALG Residual Value

S-39

Available Funds

S-54

Available Funds Shortfall Amount

S-54

Benefit Plans

S-68

BMW FS

S-30

BMW LP

S-26

Business Day

S-50

Centers

S-26

Certificate Distribution Account

S-59

Certificate Owners

S-67

Certificateholders

S-26

Certificates

S-26

Clearstream, Luxembourg

0-1

Closing Date

S-27

Collection Period

S-53

Collections

S-59

Contract Residual Value

S-39

Cutoff Date

S-32

Daily Advance Reimbursement

S-60

Defaulted Lease

S-40

Defaulted Vehicle

S-61

Definitive Notes

S-50

Deposit Date

S-57

Depositor

S-26

Determination Date

S-53

Disposition Expenses

S-62

DOL

S-68

DTC

0-1

Early Termination Cost

S-34

Eligible Account

S-59

End of Lease Term Liability

S-62

ERISA

S-68

Euroclear

0-1

Final Scheduled Payment Date

S-43

First Priority Principal Distribution

     Amount

S-51

FSMA

S-71

Global Securities

0-1

Indenture

S-27

Indenture Trustee

S-27

Initial Deposit

S-57

Initial Lease Balance

S-34

Initial Note Balance

S-26

Insurance Proceeds

S-62

Issuer SUBI Certificate Transfer Agreement

S-33

Issuing Entity

S-26

Lease Balance

S-33

Lease Default

S-34

Lease Rate

S-33

Liquidated Lease

S-40

LKE Program

S-29

Matured Vehicle

S-61

Maturity Date

S-34

Monthly Payment

S-40

Monthly Payment Advance

S-60

Monthly Remittance Condition

S-60

Non-U.S. Person

0-4

Note Balance

S-52

Note Distribution Account

S-59

Note Factor

S-49

Note Owners

S-68

Noteholders

S-26

Notes

S-26

Optional Purchase

S-61

Optional Purchase Price

S-61

Other SUBI

S-26

Overcollateralization Target Amount

S-57

Owner Trustee

S-27

Payment Date

S-50

Payment Date Advance Reimbursement

S-56

Plan Assets Regulation

S-68

Plans

S-68

Prepayment Assumption

S-43

Principal Distribution Amount

S-51

Prohibited Transactions

S-68

Prospectus Directive

S-72

PTCE

S-69

Purchase Option Price

S-34

Rating Agencies

S-27

Rating Agency

S-27

Reallocation Payment

S-62

Record Date

S-50

Recovery Proceeds

S-62

Redemption Price

S-61

Regular Principal Distribution Amount

S-51

Relief Act

S-22

Rent Charge

S-33

Required Deposit Rating

S-59

S-73

Reserve Fund

S-57

Reserve Fund Draw Amount

S-57

Reserve Fund Requirement

S-57

Residual Value Loss Vehicle

S-56

Sales Proceeds

S-62

Sales Proceeds Advance

S-60

Securities

S-26

Securitization Value

S-39

Securityholders

S-26

Servicer

S-28

Servicer Defaults

S-63

Servicing Agreement

S-28

Servicing Fee

S-67

Similar Laws

S-68

Specified Leases

S-26

Specified Vehicles

S-26

Sponsor

S-28

SUBI Assets

S-26

SUBI Certificate

S-26

SUBI Certificate Transfer Agreement

S-33

SUBI Collection Account

S-59

SUBI Supplement

S-32

SUBI Trust Agreement

S-32

Targeted Note Balance

S-51

Termination Proceeds

S-62

Total Loss Payoff

S-62

Transaction Documents

S-27

Trust

S-26

Trust Agreement

S-27

Trust Estate

S-28

User-Lessee

S-29

UTI

S-26

UTI Beneficiary

S-26

Vehicle Trust

S-26

Vehicle Trust Agreement

S-32

Vehicle Trustee

S-32

S-74

Appendix A

Static Pool Information

BMW Financial Services NA, LLC

20[__] New BMW Vehicle Lease Portfolio

Static Pool Data

Composition of Original Pool Receivables

Closing Date	Original Number of Payments
Cutoff Date	Weighted Average Original Number of Payments
Number of Receivables	Longest Original Number of Payments
Aggregate Principal Balance	Shortest Original Number of Payments

Remaining Term
Weighted Average Remaining Number of Payments
Original Principal Balance	Longest Remaining Number of Payments
Average Original Principal Balance	Shortest Remaining Number of Payments
Highest Original Principal Balance	Composition of Top 5 States
Lowest Original Principal Balance	[_____]
[_____]
[_____]
Percentage New and Used Composition	[_____]
New	[_____]

Weighted Average FICO

Month	Date	End of Period Balance ($)	31 - 60 Days Delinquent ($)	% by $ of Ending Pool Balance	61 - 90 Days Delinquent ($)	% by $ of Ending Pool Balance	91 - 120 Days Delinquent ($)	% by $ of Ending Pool Balance	121 - 150 Days Delinquent ($)	% by $ of Ending Pool Balance	151+ Days Delinquent ($)	% by $ of Ending Pool Balance
1	[_____]
2	[_____]
3	[_____]
4	[_____]
5	[_____]
6	[_____]
7	[_____]
8	[_____]
9	[_____]
10	[_____]
11	[_____]
12	[_____]
13	[_____]
14	[_____]
15	[_____]
16	[_____]
17	[_____]
18	[_____]
19	[_____]
20	[_____]
21	[_____]
22	[_____]
23	[_____]
24	[_____]
25	[_____]
26	[_____]
27	[_____]
28	[_____]
29	[_____]
30	[_____]

*Certain reclassifications were made to Static Pool Data prior to August 31, 2007 due to internal risk reporting requirements that apply recoveries resulting from end of lease charges and credit terminations to the  appropriate date of liquidation or loss which affected data presented under “Cumulative Net Credit Gain/(Loss)” and “Cumulative Net Residual Gain/(Loss).”  The reclassifications were not in a material amount.

Month	Date	Cumulative Net Credit Gain/(Loss)($)	% by $ of Original Pool Balance	Cumulative Net Residual Gain/(Loss) ($)	% by $ of Original Pool Balance	Prepayments ($)
1	[_____]
2	[_____]
3	[_____]
4	[_____]
5	[_____]
6	[_____]
7	[_____]
8	[_____]
9	[_____]
10	[_____]
11	[_____]
12	[_____]
13	[_____]
14	[_____]
15	[_____]
16	[_____]
17	[_____]
18	[_____]
19	[_____]
20	[_____]
21	[_____]
22	[_____]
23	[_____]
24	[_____]
25	[_____]
26	[_____]
27	[_____]
28	[_____]
29	[_____]
30	[_____]

*Certain reclassifications were made to Static Pool Data prior to August 31, 2007 due to internal risk reporting requirements that apply recoveries resulting from end of lease charges and credit terminations to the  appropriate date of liquidation or loss which affected data presented under “Cumulative Net Credit Gain/(Loss)” and “Cumulative Net Residual Gain/(Loss).”  The reclassifications were not in a material amount.

BMW Financial Services NA, LLC

BMW Vehicle Lease Trust [____]-[_]

Static Pool Data

Composition of Original Pool Receivables

Closing Date	Original Number of Monthly Payments
Cutoff Date	Weighted Average Original Number of Monthly Payments*
Number of Receivables	Maximum Number of Monthly Payments
Aggregate Securitization Value	Minimum Number of Monthly Payments
Aggregate ALG Securitization Value
Aggregate ALG Residual Values as a Percentage of Aggregate Securitization Value	Remaining Number of Payments
Weighted Average Remaining Number of Payments*
Securitization Value of Receivables	Maximum Remaining Number of Payments
Average Securitization Value	Minimum Remaining Number of Payments
Maximum Securitization Value	Composition of Top 5 States
Minimum Securitization Value	[_____]
ALG Residual Value	[_____]
Average Residual Value	[_____]
Maximum Residual Value	[_____]
Minimum Residual Value	[_____]

Weighted Average FICO
Percentage New and Used Composition
New

* Weighted by Securitization Value as of the Cutoff Date.

Month	Date	End of Period Aggregate Securitization Value ($)	31 – 60 Days Delinquent ($)	% by $ of Ending Aggregate Securitization Value	61 - 90 Days Delinquent ($)	% by $ of Ending Aggregate Securitization Value	91 - 120 Days Delinquent ($)	% by $ of Ending Aggregate Securitization Value	121 - 150 Days Delinquent ($)	% by $ of Ending Aggregate Securitization Value	151+ Days Delinquent ($)	% by $ of Ending Aggregate Securitization Value
1	[_____]
2	[_____]
3	[_____]
4	[_____]
5	[_____]
6	[_____]
7	[_____]
8	[_____]
9	[_____]
10	[_____]
11	[_____]
12	[_____]
13	[_____]
14	[_____]
15	[_____]
16	[_____]
17	[_____]
18	[_____]
19	[_____]
20	[_____]
21	[_____]
22	[_____]
23	[_____]
24	[_____]
25	[_____]
26	[_____]
27	[_____]
28	[_____]
29	[_____]
30	[_____]

*Certain reclassifications were made to Static Pool Data prior to August 31, 2007 due to internal risk reporting requirements that apply recoveries resulting from end of lease charges and credit terminations to the  appropriate date of liquidation or loss which affected data presented under “Cumulative Net Credit Gain/(Loss)” and “Cumulative Net Residual Gain/(Loss).”  The reclassifications were not in a material amount.

Month	Date	Cumulative Net Credit Gain/(Loss)($)	% by $ of Original Aggregate Securitization Value	Cumulative Net Residual Gain/(Loss) ($)	% by $ of Original Aggregate Securitization Value	Prepayments ($)(1)
1	[_____]
2	[_____]
3	[_____]
4	[_____]
5	[_____]
6	[_____]
7	[_____]
8	[_____]
9	[_____]
10	[_____]
11	[_____]
12	[_____]
13	[_____]
14	[_____]
15	[_____]
16	[_____]
17	[_____]
18	[_____]
19	[_____]
20	[_____]
21	[_____]
22	[_____]
23	[_____]
24	[_____]
25	[_____]
26	[_____]
27	[_____]
28	[_____]
29	[_____]
30	[_____]

*Certain reclassifications were made to Static Pool Data prior to August 31, 2007 due to internal risk reporting requirements that apply recoveries resulting from end of lease charges and credit terminations to the  appropriate date of liquidation or loss which affected data presented under “Cumulative Net Credit Gain/(Loss)” and “Cumulative Net Residual Gain/(Loss).”  The reclassifications were not in a material amount.

(1) Data presented under “Prepayments ($)” represents the actual prepayments received for the related month, discounted at the securitization rate.

ANNEX A

Global Clearance, Settlement and Tax Documentation Procedures

Except in specified circumstances, the globally offered Notes (the “Global Securities”) will be available only in book-entry form.  Investors in the Global Securities may hold the Global Securities through The Depository Trust Company (“DTC” ), Clearstream Banking, societe anonyme (“Clearstream, Luxembourg”) or the Euroclear System (“Euroclear”).  The Global Securities will be tradeable as home market instruments in both the European and U.S. domestic markets.  Initial settlement and all secondary trades will settle in same-day funds.

Secondary market trading between investors holding Global Securities through Clearstream, Luxembourg and Euroclear will be conducted in the ordinary way in accordance with their normal rules and operating procedures and in accordance with conventional eurobond practice (i.e., three calendar day settlement).

Secondary market trading between investors holding Global Securities through DTC will be conducted according to the rules and procedure applicable to U.S. corporate debt obligations and asset-backed securities issues.

Secondary cross-market trading between Clearstream, Luxembourg or Euroclear and DTC Participants holding securities will be effected on a delivery-against-payment basis through the depositaries of Clearstream, Luxembourg and Euroclear (in that capacity) and as DTC Participants.

Non-U.S. holders (as described below) of Global Securities will be subject to U.S. withholding taxes unless those holders meet specified requirements and deliver appropriate U.S. tax documents to the securities clearing organizations or their participants.

Initial Settlement

All Global Securities will be held in book-entry form by DTC in the name of Cede & Co. as nominee of DTC.  Investors’ interests in the Global Securities will be represented through financial institutions acting on their behalf as direct and indirect Participants in DTC.  As a result, Clearstream, Luxembourg and Euroclear will hold positions on behalf of their participants through their depositaries, which in turn will hold those positions in accounts as DTC Participants.

Investors electing to hold their Global Securities through DTC will follow DTC settlement practice.  Investor securities custody accounts will be credited with their holdings against payment in same-day funds on the settlement date.

Investors electing to hold their Global Securities through Clearstream, Luxembourg or Euroclear accounts will follow the settlement procedures applicable to conventional eurobonds, except that there will be no temporary global security and no “lock-up” or restricted period.  Global Securities will be credited to securities custody accounts on the settlement date against payment in same-day funds.

Secondary Market Trading

Since the purchaser determines the place of delivery, it is important to establish at the time of the trade where both the purchaser’s and seller’s accounts are located to ensure that settlement can be made on the desired value date.

Trading between DTC Participants.   Secondary market trading between DTC Participants will be settled using the procedures applicable to prior asset-backed securities issues in same-day funds.

Trading between Clearstream, Luxembourg and/or Euroclear Participants.  Secondary market trading between Clearstream, Luxembourg Participants or Euroclear Participants will be settled using the procedures applicable to conventional eurobonds in same-day funds.

Trading between DTC Depositor and Clearstream, Luxembourg or Euroclear Participants.  When Global Securities are to be transferred from the account of a DTC Participant to the account of a Clearstream, Luxembourg Participant or a Euroclear Participant, the purchaser will send instructions to Clearstream, Luxembourg or Euroclear through a Clearstream, Luxembourg Participant or Euroclear Participant at least one business day prior to settlement.  Clearstream, Luxembourg or Euroclear will instruct the respective Depositary, as the case may be, to receive the Global Securities against payment.  Payment will include interest accrued on the Global Securities from and including the last coupon payment date to and excluding the settlement date, on the basis of the actual number of days in that accrual period and a year assumed to consist of 360 days.  For transactions settling on the 31st of the month, payment will include interest accrued to and excluding the first day of the following month.  Payment will then be made by the respective Depositary to the DTC Participant’s account against delivery of the Global Securities.  After settlement has been completed, the Global Securities will be credited to the respective clearing system and by the clearing system, in accordance with its usual procedures to the Clearstream, Luxembourg Participant’s or Euroclear Participant’s account.  The securities credit will appear the next day (European time) and the cash debt will be back-valued to, and the interest on the Global Securities will accrue from, the value date (which would be the preceding day when settlement occurred in New York).  If settlement is not completed on the intended value date (i.e., the trade fails), the Clearstream, Luxembourg or Euroclear cash debt will be valued instead as of the actual settlement date.

Clearstream, Luxembourg Participants and Euroclear Participants will need to make available to the respective clearing systems the funds necessary to process same-day funds settlement.  The most direct means of doing so is to pre-position funds for settlement, either from cash on hand or existing lines of credit, as they would for any settlement occurring within Clearstream, Luxembourg or Euroclear.  Under this approach, they may take on credit exposure to Clearstream, Luxembourg or Euroclear until the Global Securities are credited to their accounts one day later.

As an alternative, if Clearstream, Luxembourg or Euroclear has extended a line of credit to them, Clearstream, Luxembourg Participants or Euroclear Participants can elect not to pre-position funds and allow that credit line to be drawn upon to finance settlement.  Under this procedure, Clearstream Bank Participants or Euroclear Participants purchasing Global Securities would incur overdraft charges for one day, assuming they clear the overdraft when the Global Securities are credited to their accounts.  However, interest on the Global Securities would accrue from the value date.  Therefore, in many cases the investment income on the Global Securities earned during that one-day period may substantially reduce or offset the amount of those overdraft charges, although this result will depend on each Clearstream, Luxembourg Participant’s or Euroclear Participant’s particular cost-of-funds.

Since the settlement is taking place during New York business hours, DTC Participants can employ their usual procedures for sending Global Securities to the respective European Depositary for the benefit of Clearstream, Luxembourg Participants or Euroclear Participants.  The sale proceeds will be available to the DTC seller on the settlement date.  Thus, to the DTC Participants a cross-market transaction will settle no differently than a trade between two DTC Participants.

Trading between Clearstream, Luxembourg or Euroclear Depositor and DTC Purchaser.  Due to time zone differences in their favor, Clearstream, Luxembourg Participants and Euroclear Participants may employ their customary procedures for transactions in which Global Securities are to be transferred by the respective clearing system, through the respective Depositary, to a DTC Participant.  The seller will send instructions to Clearstream, Luxembourg or Euroclear through a Clearstream, Luxembourg Participant or Euroclear Participant at least one business day prior to settlement.  In these cases, Clearstream, Luxembourg or Euroclear will instruct the Relevant Depositary, as appropriate, to deliver the Global Securities to the DTC Participant’s account against payment.  Payment will include interest accrued on the Global Securities from and including the last coupon payment to and excluding the settlement date on the basis of the actual number of days in that accrual period and a year assumed to consist of 360 days.  For transactions settling on the 31st of the month, payment will include interest accrued to and excluding the fast day of the following month.  The payment will then be reflected in the account of the Clearstream, Luxembourg Participant or Euroclear Participant the following day, and receipt of the cash proceeds in the Clearstream, Luxembourg Participant’s or Euroclear Participant’s account would be back-valued to the value date (which would be the preceding day, when settlement occurred in New York).  Should the Clearstream, Luxembourg Participant or Euroclear Participant have a line of credit with its respective clearing system and elect to be in debt in anticipation of receipt of the sale proceeds in its account, the back valuation will extinguish any overdraft incurred over that one-day period.  If settlement is not completed on the intended value date (i.e., the trade fails), receipt of the cash proceeds in the Clearstream, Luxembourg Participant’s or Euroclear Participant’s account would instead be valued as of the actual settlement date.

Finally, day traders that use Clearstream, Luxembourg or Euroclear and that purchase Global Securities from DTC Participants for delivery to Clearstream, Luxembourg Participants or Euroclear Participants should note that these trades would automatically fail on the sale side unless affirmative action were taken.  At least three techniques should be readily available to eliminate this potential problem:

1.

borrowing through Clearstream, Luxembourg or Euroclear for one day (until the purchase side of the day trade is reflected in their Clearstream, Luxembourg or Euroclear accounts) in accordance with the clearing system’s customary procedures;

2.

borrowing the Global Securities in the U.S. from a DTC Participant no later than one day prior to settlement, which would give the Global Securities sufficient time to be reflected in their Clearstream, Luxembourg or Euroclear account in order to settle the sale side of the trade; or

3.

staggering the value dates for the buy and sell sides of the trade so that the value date for the purchase from the DTC Participant is at least one day prior to the value date for the sale to the Clearstream, Luxembourg Participant or Euroclear Participant.

Material U.S. Federal Income Tax Documentation Requirements

A beneficial owner of Global Securities holding securities through Clearstream, Luxembourg or Euroclear (or through DTC if the holder has an address outside the U.S.) will be subject to withholding tax that generally applies to payments of interest (including original issue discount) on registered debt issued by U.S. Persons (as defined in the accompanying prospectus), unless (1) each clearing system, bank or other financial institution that holds customers’ securities in the ordinary course of its trade or business in the chain of intermediaries between that beneficial owner and the U.S. entity required to withhold tax complies with applicable certification requirements and (2) that beneficial owner takes one of the following steps to obtain an exemption or reduced tax rate:

Exemption for Non-U.S. Persons (Form W-8BEN).  Beneficial owners of Global Securities that are Non-U.S. Persons generally can obtain a complete exemption from the withholding tax by filing a signed Form W-8BEN (Certificate of Foreign Status of Beneficial Owner for United States Withholding).  If the information shown on Form W-8BEN changes, a new Form W-8BEN or other appropriate form must be filed within 30 days of that change.

Exemption for non-U.S. Persons with effectively connected income (Form W-8ECI).  A Non-U.S. Person, including a non-U.S. corporation or bank with a U.S. branch, for which the interest income is effectively connected with its conduct of a trade or business in the United States, generally can obtain an exemption from the withholding tax by filing Form W-8ECI (Certificate of Foreign Person’s Claim for Exemption from Withholding on Income Effectively Connected with the Conduct of a Trade or Business in the United States).  If the information shown on Form W-8ECI changes, a new Form W-8ECI or other appropriate form must be filed within 30 days of that change.

Exemption or reduced rate for non-U.S. Persons resident in treaty countries (Form W-8BEN). Non-U.S. Persons residing in a country that has a tax treaty with the United States generally can obtain an exemption or reduced tax rate depending on the treaty terms by filing Form W-8BEN.  Form W-8BEN may be filed by the Noteowners or their authorized agents.

Exemption for U.S. Persons (Form W-9).  U.S.  Persons can obtain a complete exemption from the withholding tax by filing Form W-9 (Payer’s Request for Taxpayer Identification Number and Certification).

U.S. Federal Income Tax Reporting Procedure.  The beneficial owner of a Global Security files by submitting the appropriate form to the person through whom it holds (the clearing agency, in the case of persons holding directly on the books of the clearing agency).  A Form W-8BEN on which the beneficial owner of a Global Security provides a U.S. taxpayer identification number generally remains in effect until a change in circumstances causes any of the information on the form to be incorrect.  A W-8BEN on which a U.S. taxpayer identification is not provided and a Form W-8ECI generally remain in effect until the end of the third calendar year beginning after the form was last signed, absent a change in circumstances causing any information on the form to be incorrect.

The term “Non-U.S. Person” means any person who is not a U.S. Person (as defined in the accompanying prospectus).

This summary does not deal with all aspects of U.S. federal income tax withholding that may be relevant to foreign holders of Global Securities.  It is suggested that investors consult their tax advisors for specific tax advice concerning their holding and disposing of Global Securities.

BMW Auto Leasing LLC Depositor	BMW Vehicle Lease Trust [____]-[_] Issuing Entity
PROSPECTUS SUPPLEMENT
BMW Financial Services NA, LLC Sponsor, Administrator and Servicer	Underwriters [________] [________] Co-Managers [________] [________]
[________] [________], 20[__]

Dealer prospectus delivery obligation.  Until [________], which is ninety days following the date of this prospectus supplement, all dealers that effect transactions in these notes, whether or not participating in the offering, may be required to deliver a prospectus.  This is in addition to the dealers’ obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

PROSPECTUS

BMW Vehicle Lease Trusts

Asset Backed Notes

BMW Auto Leasing LLC

Depositor

BMW Financial Services NA, LLC

Servicer, Administrator and Sponsor

______________________

The Issuing Entities:

1.	A new issuing entity will be formed to issue each series of securities and a particular trust may issue multiple classes of securities
2.	The property of each issuing entity will consist of:
•

a certificate evidencing a 100% beneficial interest in a pool of BMW, MINI and Rolls-Royce retail lease contracts, the related leased vehicles and all of the dealers’ rights with respect to those lease contracts and leased vehicles;

	•	one or more of the items representing credit enhancement described in this prospectus which will be specified in the applicable prospectus supplement;
	•	other assets described in this prospectus which will be specified in the applicable prospectus supplement; and
	•	all proceeds of the foregoing.

The Notes:

1.	will be asset-backed notes sold periodically in one or more series,
2.	will be paid only from the assets of the related issuing entity and any form of credit enhancement, and
3.	will be issued as part of a designated series that may include one or more classes.

You should review carefully the factors set forth under “Risk Factors” beginning on page 8 of this prospectus.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined that this prospectus or the applicable prospectus supplement is truthful or complete. Any representation to the contrary is a criminal offense.

The amounts, prices and terms of each offering of notes will be determined at the time of sale and will be described in a prospectus supplement that will be attached to this prospectus.

This prospectus may be used to offer and sell any series of notes only if accompanied by the prospectus supplement for that series.

The date of this prospectus is [_______].

Table of Contents

Page

Risk Factors

8

Defined Terms

18

The Sponsor, Administrator and Servicer

18

Securitization Experience

18

Servicing Experience

18

The Depositor

19

The Trustees

20

Formation of the Issuing Entities

20

Property of the Issuing Entities

21

The Vehicle Trust

22

General

22

The UTI Beneficiary

23

The Vehicle Trustee

24

Lease Origination and the Titling of Leased Vehicles

25

The SUBI

25

General

25

Transfers of the SUBI Certificate

26

The Leases

26

General

26

Representations, Warranties and Covenants

28

BMW FS’ Lease Financing Program

29

General

29

Underwriting

30

Servicing

30

Physical Damage and Liability Insurance; Additional Insurance Provisions

31

Contingent and Excess Liability Insurance

31

Leased Vehicle Maintenance

32

Remarketing

32

End of Lease Term; Vehicle Disposition

32

Extensions and Pull-Ahead Program

34

Determination of Residual Values

34

Use of Proceeds

34

Where You Can Find More Information About Your Securities

35

Weighted Average Lives of the Securities

36

Note Factors, Certificate Factor and Trading Information

37

The Notes

37

General

37

Principal and Interest on the Notes

38

i

The Indenture

38

The Certificates

44

General

44

Payments of Principal and Interest

44

Additional Information Regarding the Securities

44

Fixed Rate Securities

44

Floating Rate Securities

44

Revolving Period

52

Prefunding Period

52

Derivative Arrangements

52

Like Kind Exchange Program

52

Book-Entry Registration

53

Definitive Securities

56

Description of the Transaction Documents

57

Transfer, Assignment and Pledge of the SUBI Certificate

57

Representations and Warranties

57

Accounts

57

Servicing Procedures

59

Custody of Lease Documents and Certificates of Title

60

Insurance on the Leased Vehicles

60

Collections

60

Sales Proceeds and Termination Proceeds

61

Advances

61

Realization Upon Charged-off Leases

62

Servicing Compensation

62

Distributions on the Securities

62

Credit and Cash Flow Enhancement

63

Statements to Securityholders

65

Evidence as to Compliance

66

Certain Matters Regarding the Servicer

67

Servicer Defaults

67

Rights Upon Servicer Default

68

Insolvency Event

68

Termination

69

Administration Agreement

69

Amendment

71

Notes Owned by the Issuing Entity, the Depositor, the Servicer and their Affiliates

71

Certain Legal Aspects of the Vehicle Trust and the SUBI

71

The Vehicle Trust

71

The SUBI

73

Insolvency-Related Matters

73

Certain Legal Aspects of the Leases and the Leased Vehicles

74

Back-up Security Interests

75

Vicarious Tort Liability

76

Repossession of Specified Vehicles

76

Deficiency Judgments

77

Consumer Protection Laws

77

Other Limitations

78

Material Income Tax Consequences

78

Treatment of the Notes as Debt

79

Possible Alternative Characterization

80

Interest Income to U.S. Noteholders

80

Sale or Exchange of Notes by U.S. Noteholders

81

Non-U.S. Note Owners

81

Information Reporting and Backup Withholding

82

State and Local Tax Considerations

83

ERISA Considerations

83

Prohibited Transactions

83

“Look-through” Rule under the Plan Assets Regulation

83

Treatment of Notes as Debt

83

Plan of Distribution

84

Legal Opinions

85

Index of Principal Terms

86

Important Notice about Information Presented in this Prospectus and the
Accompanying Prospectus Supplement

We provide information to you about the securities in two separate documents that progressively provide varying levels of detail:

•

This prospectus, which provides general information, some of which may not apply to a particular series of securities, including your series, and

•

The accompanying prospectus supplement, which will describe the specific terms of the offered securities.

We have started with an introductory section describing the trust and the securities in abbreviated form, followed by a more complete description of the terms.  The introductory section is the Summary of Terms which gives a brief introduction to the securities to be offered.

Whenever we use words like “intends,” “anticipates” or “expects” or similar words in this prospectus, we are making a forward-looking statement, or a projection of what we think will happen in the future.  Forward-looking statements are inherently subject to a variety of circumstances, many of which are beyond our control and could cause actual results to differ materially from what we anticipate.  Any forward-looking statements in this prospectus speak only as of the date of this prospectus.  We do not assume any responsibility to update or review any forward-looking statement contained in this prospectus to reflect any change in our expectation about the subject of that forward-looking statement or to reflect any change in events, conditions or circumstances on which we have based any forward-looking statement, except to the extent required by law.

The disclosure in this prospectus may be enhanced by the disclosure in the prospectus supplement.

Incorporation of Certain Documents by Reference

The Securities and Exchange Commission (which we refer to in this prospectus as the “SEC”) allows us to “incorporate by reference” information filed with it by BMW Auto Leasing LLC on behalf of a trust, which means that we can disclose important information to you by referring you to those documents.  The information incorporated by reference is considered to be part of this prospectus.  Information that we file later with the SEC will automatically update the information in this prospectus.  In all cases, you should rely on the later information over different information included in this prospectus or the related prospectus supplement.  We incorporate by reference any future annual, monthly or special SEC reports and proxy materials filed by or on behalf of a trust until we terminate our offering of the securities by that trust.

Copies of the Documents

You may receive a free copy of any or all of the documents incorporated by reference in this prospectus or incorporated by reference into the accompanying prospectus supplement if:

•

you received this prospectus and the prospectus supplement and

•

you request such copies from BMW Auto Leasing LLC at 300 Chestnut Ridge Road, Woodcliff Lake, New Jersey 07677 and its telephone number is (201) 307-4000.

This offer only includes the exhibits to such documents if such exhibits are specifically incorporated by reference in such documents You may also read and copy these materials at the public reference facilities of the SEC in Washington, D.C. located at 100 F Street, N.E., Washington, D.C.  20549 (telephone 1-800-732-0330).

SUMMARY OF TERMS

The following summary highlights selected information from this prospectus and provides a general overview of relevant terns of the securities.  You should read carefully this entire document and the accompanying prospectus supplement to understand all of the terms of the offering.

Issuing Entity:	The trust to be formed for each series of securities. The issuing entity will be formed for each series by a trust agreement between the depositor and the trustee of the issuing entity.

Depositor:	BMW Auto Leasing LLC, a Delaware limited liability company.

Sponsor, Servicer and Administrator:

BMW Financial Services NA, LLC, a direct wholly owned subsidiary of BMW of North America, LLC.  BMW of North America, LLC is the exclusive distributor of BMW passenger cars, BMW light trucks, BMW motorcycles and BMW parts and accessories (“BMW Products”) and MINI passenger cars and MINI parts and accessories (“MINI Products”) in the United States and is an indirect wholly owned subsidiary of Bayerische Motoren Werke Aktiengesellschaft, a corporation organized under the laws of Germany (“BMW AG”). Rolls-Royce Motor Cars NA, LLC is engaged in the wholesale distribution of Rolls-Royce passenger cars and Rolls-Royce parts and accessories (“Rolls-Royce Products”) throughout the United States and is an indirect wholly owned subsidiary of BMW AG.

Indenture Trustee:	The indenture trustee under the indenture pursuant to which the notes of each series will be issued will be named in the prospectus supplement for that series.

Owner Trustee:	The owner trustee for the issuing entity issuing each series of notes will be named in the prospectus supplement for that series.

Originator and Vehicle Trust:	Financial Services Vehicle Trust, a Delaware statutory trust.

Vehicle Trustee:	BNY Mellon Trust of Delaware.

Securities Offered:

Notes: Notes of a series may include one or more classes, and will be issued pursuant to an indenture. Some of the notes issued by the issuing entity may not be offered to the public. The applicable prospectus supplement will specify the class or classes of notes that are being offered by it.

Certificates: The issuing entity will also issue one or more classes of certificates, which may or may not have a stated certificate balance, representing all of the beneficial ownership interests in the issuing entity.  These certificates will not be offered to the public and will be retained by the depositor or will be sold in one or more private placements. Other than those certificates, no other series or classes of securities will be backed by the same asset pool or otherwise have claims on the same assets as the notes.

The applicable prospectus supplement will describe the priority of payments:

•

between the notes and the certificates;

•

among different classes of notes; and

•

among different classes of certificates.

Terms—The terms of each class of notes and certificates in a series described in the applicable prospectus supplement will include the following:

•

the stated principal amount of each class of notes and the stated certificate balance, if any, of each class of certificates; and

•

the interest rate (which may be fixed, variable, adjustable or some combination of these rates) or method of determining the interest rate.

A class of notes may differ from other classes of notes and a class of certificates may differ from other classes of certificates in one or more aspects, including:

•

timing and priority of payments;

•

seniority;

•

allocation of losses;

•

interest rate or formula for determining interest rate;

•

amount of interest or principal payments;

•

whether interest or principal will be payable to holders of the class if specified events occur; and

•

the ability of holders of a class to direct the trustee to take specified remedies.

The notes will be the only securities being offered to you. The depositor will either retain the certificates or sell them in one or more private placements.  Payment on the certificates, if any are issued, will be subordinated to payment on the notes, to the extent described in the applicable prospectus supplement.

The SUBI Certificate:

BMW passenger car centers, BMW light truck centers, BMW motorcycle dealers, MINI passenger car dealers and Rolls-Royce passenger car dealers have assigned motor vehicle retail lease contracts and the related leased vehicles to Financial Services Vehicle Trust. The leases have been or will be underwritten using the underwriting criteria described in this prospectus under “BMW FS’ Lease Financing Program—Underwriting.”

On or before the date the notes of a series are issued, Financial Services Vehicle Trust will establish a special unit of beneficial interest, which is also called a SUBI, and allocate to such SUBI certain leases and related leased vehicles owned by Financial Services Vehicle Trust. Each lease and the related leased vehicle allocated to the SUBI will be selected based on criteria specified in a servicing agreement between BMW Financial Services NA, LLC, as servicer, and Financial Services Vehicle Trust. These criteria will be described in the applicable prospectus supplement.

Each SUBI will be represented by a SUBI certificate representing a beneficial interest in that SUBI. Upon the creation of a SUBI, Financial Services Vehicle Trust will issue the related SUBI certificate to BMW Manufacturing L.P., the beneficiary of Financial Services Vehicle Trust. BMW Manufacturing L.P. will then sell, transfer and assign the SUBI certificate to BMW Auto Leasing LLC pursuant to a SUBI certificate transfer agreement. BMW Auto Leasing LLC will then transfer and assign the SUBI certificate to the related issuing entity pursuant to an issuer SUBI certificate transfer agreement. The transfer of the SUBI certificate from BMW Auto Leasing LLC to the related issuing entity in exchange for the notes and certificates issued by such issuing entity will be described in the applicable prospectus supplement.

The Issuing Entity’s Property:

 The property of each issuing entity:

•

will be described in the applicable prospectus supplement,

•

will be primarily the SUBI certificate and the proceeds received on the related assets, including the right to receive monthly payments under the leases and the amounts realized from sales of the related leased vehicles on or after a specified cut-off date, and

•

will include other related assets such as:

o

amounts deposited in specified trust accounts,

o

proceeds of any derivative arrangements or similar agreement described in this prospectus applicable to the related issuing entity and the rights of the related issuing entity under such agreement,

o

any other enhancement items described in this prospectus which are issued with respect to any particular series or class, and

o

the rights of the depositor and the issuing entity in the related transaction agreements.

For more information regarding assets of the issuing entity, you should refer to “Property of the Issuing Entities” in this prospectus and “The Issuing Entity — Property of the Issuing Entity” in the applicable prospectus supplement.

Prefunding:

If specified in a prospectus supplement, on the applicable closing date, the depositor will make a deposit into a prefunding account from proceeds received from the sale of the related securities, in an amount that will be specified in the related prospectus supplement, but not to exceed 50% of the proceeds of the offering.  Amounts on deposit in the prefunding account will be used to purchase a beneficial interest in additional leases and leased vehicles, which will be required to have the same eligibility criteria and general characteristics as the initial leases and leased vehicles during the period to be specified in the related prospectus supplement, which may not exceed one year from the date of issuance of the related securities.  Any amounts remaining on deposit in the prefunding account following the end of the specified prefunding period will be transferred to the related collection account and included as part of available amounts on the next succeeding payment date or applied to specific classes of securities as described in the prospectus supplement.

Revolving Period:

If specified in a prospectus supplement, during the period beginning on the related closing date and ending on the payment date to be specified in the related prospectus supplement, which may not exceed three years from the date of issuance of the related securities, all amounts that represent principal collections on the leases that otherwise would become principal distributable amounts on the next related payment date will instead be used to purchase a beneficial interest in additional leases and the related leased vehicles, which will be required to have the same eligibility criteria and general characteristics as the initial pool of leases and leased vehicles or such other characteristics as described in the related prospectus supplement.

An issuing entity may have both a prefunding account and revolving period.  In this event, the prospectus supplement will specify which funds will be applied first to the purchase of beneficial interests in additional leases and the related leased vehicles.

Credit and Cash Flow Enhancement:

The issuing entities may include features designed to provide protection to one or more classes of notes. These features are referred to as “credit and cash flow enhancement.” Credit and cash flow enhancement may include any one or more of the following:

•

subordination of one or more other classes of securities;

•

one or more reserve funds;

•

letters of credit;

•

excess interest;

•

overcollateralization;

•

cash deposits;

•

a credit or liquidity facility;

•

repurchase obligations;

•

a yield supplement account;

•

a cash collateral account;

•

surety bond or insurance policies; or

•

guaranteed investment contracts, interest rate cap or floor agreements, or interest rate or currency swap agreements.

The specific terms of any credit or cash flow enhancement applicable to an issuing entity or to the notes issued by an issuing entity will be described in detail in the applicable prospectus supplement. See “Description of the Transaction Documents — Credit and Cash Flow Enhancement” in this prospectus for general terms applicable to the different forms of credit and cash flow enhancement that may be used by the issuing entities.

Servicing Fee:

BMW Financial Services NA, LLC, as the servicer, will be responsible for servicing the leases, handling the disposition of the related vehicles when the leases terminate or when vehicles relating to defaulted leases are repossessed, and collecting amounts due in respect of the leases. In addition, BMW Financial Services NA, LLC will act as administrative agent for the issuing entity. The issuing entity will pay BMW Financial Services NA, LLC a monthly fee equal to a percentage of the aggregate value of the retail lease contracts included in the trust property at the beginning of the preceding month, as specified in the applicable prospectus supplement.  The servicer may also receive additional servicing compensation in the form of, among other things, expense reimbursement, administrative fees, late payment fees, extension fees, early termination fees, prepayment charges and similar charges received with respect to any lease other than excess wear and tear or excess mileage charges.

Advances:

The servicer will be required to advance to the issuing entity lease payments that are due but unpaid by the user-lessee.  The servicer may, at its option, advance to the issuing entity proceeds from expected sales of leased vehicles for which the related leases have terminated during the related collection period, to the extent provided in the applicable prospectus supplement. The servicer will not be required to make any advance if it determines that it will not be able to recover an advance from future payments on the related lease or leased vehicle.  All advances will be reimbursable to the servicer to the extent described herein.

For more detailed information regarding advances made by the servicer and reimbursement of advances, you should refer to “Description of the Transaction Documents—Advances” in this prospectus and in the applicable prospectus supplement.

Optional Purchase:

The servicer has the option to purchase all of the assets of the issuing entity on any payment date when the combined unpaid principal amount of the notes and certificates is less than or equal to 10% of the total initial balance of the notes and certificates as of the cutoff date.

You should refer to “Description of the Transaction Documents—Termination” in this prospectus and “Description of the Transaction Documents—Optional Purchase” in the applicable prospectus supplement for more detailed information regarding the optional purchase of the assets of an issuing entity.

Changes in Payment Priorities:	Each prospectus supplement will provide a description of the conditions under which changes in the priority of payments to noteholders would be made on any given payment date.

Reallocation of Leases and Leased Vehicles from the SUBI:

With respect to each series of notes, the servicer will be obligated to deposit or cause to be deposited into the related SUBI collection account an amount equal to the securitization value of any leases and related leased vehicles that breach certain representations and warranties and such breach materially and adversely affects the related issuing entity and is not timely cured. In addition, the servicer will be obligated to deposit or cause to be deposited into the related SUBI collection account an amount equal to the securitization value of any leases for which a user-lessee changes the domicile of or title to the related leased vehicle to any jurisdiction in which the vehicle trust is not qualified and licensed to do business and does not become qualified within 90 days of the date on which the servicer is aware of such move or any other jurisdiction specified in the applicable prospectus supplement.

For more information regarding the representations and warranties made by the servicer for each series of notes, you should refer to “The Leases—General,” “—Representations, Warranties and Covenants” in this prospectus and “The Specified Leases—Characteristics” in the applicable prospectus supplement. For more information regarding the obligation of the servicer to reallocate leases and the related leased vehicles from the SUBI for each series of notes, you should refer to “Description of the Transaction Documents—Sales Proceeds and Termination Proceeds” in this prospectus.

Tax Status:

Special tax counsel to the depositor and issuing entity will be required to deliver an opinion that, although there is no authority directly on point with respect to transactions similar to those contemplated in this prospectus:

•

the notes will constitute indebtedness for federal income tax purposes when owned by parties unrelated to the applicable issuing entity, and

•

the trust will not constitute an association or a publicly traded partnership taxable as a corporation for federal income tax purposes.

By accepting a note, each holder or beneficial owner will be deemed to have agreed to treat the notes as indebtedness for tax purposes. You should consult your own tax advisor regarding the federal tax consequences of the purchase, ownership and disposition of the notes, and the tax consequences arising under the laws of any state or other taxing jurisdiction.

We refer you to “Material Income Tax Consequences” in this prospectus and the applicable prospectus supplement for more detailed information on the application of federal income tax laws.

ERISA Considerations:

Notes—Notes will generally be eligible for purchase by employee benefit plans.  The limitations to, and the requirements for, such purchase will be set forth in the related prospectus supplement, including certain representations with respect to prohibited transactions, which will be required.

Certificates—Certificates will not be eligible for purchase by an employee benefit plan, governmental plan, foreign plan or individual retirement account unless the related prospectus supplement states otherwise.

We refer you to “ERISA Considerations” in this prospectus and the applicable prospectus supplement for more detailed information regarding the ERISA eligibility of any class of securities.

Risk Factors

You should consider the following risk factors and the risks described in the section captioned “Risk Factors” in the applicable prospectus supplement in deciding whether to purchase notes of any class.

You must rely for repayment only upon the issuing entity’s assets which may not be sufficient to make full payments on your notes

Your notes are asset backed securities issued by and represent obligations of the issuing entity only and do not represent obligations of or interest in BMW Financial Services NA, LLC, BMW Auto Leasing LLC or any of their respective affiliates. Distributions on any class of securities will depend solely on the amount and timing of payments and other collections in respect of the related leases and leased vehicles and any credit enhancement for the notes of a series specified in the applicable prospectus supplement. We cannot assure you that these amounts will be sufficient to make full and timely distributions on your notes. The notes and the leases will not be insured or guaranteed, in whole or in part, by the United States or any governmental entity or, unless specifically set forth in the applicable prospectus supplement, by any provider of credit enhancement.

Turn-in rates may increase losses

Under each lease, the user-lessee may elect to purchase the related vehicle at the expiration of the lease for an amount generally equal to the stated residual value established at the inception of the lease.  User-lessees who decide not to purchase their leased vehicles at lease termination will expose the related issuing entity to possible losses if the sale prices of such vehicles in the used car market are less than their respective stated residual values. The level of turn-ins at lease termination could be adversely affected by user-lessee views on vehicle quality, the relative attractiveness of new models available to the user-lessees, sales and lease incentives offered with respect to other vehicles (including those offered by BMW FS), the level of the purchase option prices for the related leased vehicles compared to new and used vehicle prices and economic conditions generally. The grant of extensions and the early termination of leases allocated to the SUBI certificate for your series of notes by user-lessees may affect the number of turn-ins in a particular month. If losses resulting from increased turn-ins exceed the credit enhancement available for your series of notes, you may suffer a loss on your investment.

You may experience reduced returns on your investments resulting from prepayments on the leases, events of default, optional redemption, reallocation of the leases and the leased vehicles from the SUBI or early termination of the issuing entity

You may receive payment of principal on your notes earlier than you expected for the reasons set forth below. As a result, you may not be able to reinvest the principal paid to you earlier than you expected at a rate of return that is equal to or greater than the rate of return on your notes.  Prepayments on the leases by the related user-lessees and purchases of the leases and related leased vehicles by the servicer will shorten the lives of the notes to an extent that cannot be fully predicted.

In addition, an issuing entity may contain a feature known as a prefunding account from which specified funds will be used to purchase a beneficial interest in additional leases and leased vehicles after the date the notes are issued.  To the extent all of those funds are not used by the end of the specified period to purchase new beneficial interests, those funds will be used to make payments on the notes.  In that event, you would receive payments on your notes earlier than expected.  Unless otherwise set forth in the related prospectus supplement, BMW Financial Services NA, LLC, as servicer, may be required to reallocate from the related SUBI certain leases and leased vehicles if it breaches its servicing obligations with respect to those leases and leased vehicles or if there is a breach of the representations and warranties relating to those leases or leased vehicles and such breach materially and adversely affects the interest of the related issuing entity and such breach is not timely cured. In connection with such reallocation, the servicer will be obligated to pay the related issuing entity an amount equal to (i) the present value of the monthly payments remaining to be made under the affected lease, discounted at a rate specified in the applicable prospectus supplement and (ii) the present value of the residual value of the affected leased vehicle discounted at a rate specified in the applicable prospectus supplement.  The servicer may also be permitted to purchase all of the assets of the issuing entity when the aggregate principal amount of the notes and certificates or a series is 10% or less of the initial aggregate principal amount of the notes and certificates of a series on the related cutoff date.

Further, the leases allocated to the SUBI for a series of notes may be prepaid, in full or in part, voluntarily or as a result of defaults, theft of or damage to the related leased vehicles or for other reasons. The rate of prepayments on the leases allocated to the SUBI for a series of notes may be influenced by a variety of economic, social and other factors in addition to those described above.  The servicer has limited historical experience with respect to prepayments on the leases.  In addition, the servicer is not aware of publicly available industry statistics that detail the prepayment experience for contracts similar to the leases. For these reasons, the servicer cannot predict the actual prepayment rates for the leases. You will bear any reinvestment risks resulting from prepayments on the leases and the corresponding acceleration of payments on the related notes.

The final payment of each class of notes is expected to occur prior to its scheduled final payment date because of the prepayment and purchase considerations described above.  If sufficient funds are not available to pay any class of notes in full on its final scheduled payment date, an event of default will occur and final payment of that class of notes may occur later than that date.

Interests of other persons in the leases and the leased vehicles could be superior to the issuing entity’s interest, which may result in delayed or reduced payment on your notes

Because each SUBI will represent a beneficial interest in the related SUBI assets, you will be dependent on payments made on the leases allocated to the SUBI for your series of notes and proceeds received in connection with the sale or other disposition of the related leased vehicles for payments on your notes. Except to the extent of the back-up security interest as discussed in this prospectus under “Certain Legal Aspects of the Leases and the Leased Vehicles — Back-up Security Interests,” the issuing entity of a series will not have a direct ownership interest in the related leases or a direct ownership interest or perfected security interest in the related leased vehicles, which will be titled in the name of the vehicle trust or the vehicle trustee on behalf of the vehicle trust. It is therefore possible that a claim against or lien on the leased vehicles or the other assets of the vehicle trust could limit the amounts payable in respect of the related

SUBI certificate to less than the amounts received from the user-lessees of the related leased vehicles or received from the sale or other disposition of the related leased vehicles.

Further, liens in favor of and/or enforceable by the Pension Benefit Guaranty Corporation could attach to the leases and leased vehicles owned by the vehicle trust (including the leases and the leased vehicles allocated to the SUBI for your series of notes) and could be used to satisfy unfunded ERISA obligations of any member of a controlled group that includes BMW Financial Services NA, LLC and its affiliates. Because these liens could attach directly to the leases and leased vehicles allocated to the SUBI for your series of notes and because no issuing entity will have a prior perfected security interest in the assets of the related SUBI, these liens could have priority over the interest of the issuing entity for a series of notes in the assets of the related SUBI.

To the extent a third-party makes a claim against, or files a lien on, the assets of the vehicle trust, including the leased vehicles allocated to the SUBI for your series of notes, it may delay the disposition of those leased vehicles or reduce the amount paid to the holder of the related SUBI certificate. If that occurs, you may experience delays in payment or losses on your investment.

We refer you to “Certain Legal Aspects of the Leases and the Leased Vehicles — Back-up Security Interests” in this prospectus.

Leases that fail to comply with consumer protection laws may be unenforceable, which may result in losses on your investment

Numerous federal and state consumer protection laws, including the federal Consumer Leasing Act of 1976 and Regulation M promulgated by the Board of Governors of the Federal Reserve System, impose requirements on retail lease contracts. California has enacted comprehensive vehicle leasing statutes that, among other things, regulate the disclosures to be made at the time a vehicle is leased.  The failure by the vehicle trust to comply with these requirements may give rise to liabilities on the part of the vehicle trust (as lessor under the leases) or the issuing entity of a series (as owner of the related SUBI certificate). Further, many states have adopted “lemon laws” that provide vehicle users certain rights in respect of substandard vehicles. A successful claim under a lemon law could result in, among other things, the termination of the related lease and/or the requirement that all or a portion of payment previously paid by the user-lessee be refunded. BMW FS will make representations and warranties that each lease complies with all requirements of applicable law in all material respects. If any such representation and warranty proves incorrect, has certain material and adverse affects on the related issuing entity, and is not timely cured, BMW FS will be required to make a reallocation payment in respect of the related lease and leased vehicle and reallocate the related lease and related leased vehicle out of the related SUBI.  To the extent that BMW FS fails to make such repurchase, or to the extent that a court holds the vehicle trust or the applicable issuing entity liable for violating consumer protection laws regardless of such a repurchase, a failure to comply with consumer protection laws could result in required payments by the vehicle trust or the related issuing entity. If sufficient funds are not available to make both payments to user-lessees and on your notes, you may suffer a loss on your investment in the notes.

We refer you to “Certain Legal Aspects of the Leases and the Leased Vehicles — Consumer Protection Laws” in this prospectus.

The bankruptcy of BMW Financial Services NA, LLC (servicer) or BMW Auto Leasing LLC (depositor) could result in losses or delays in payments on your securities

Following a bankruptcy or insolvency of the servicer or the depositor, a court could conclude that the SUBI certificate for your series of notes is owned by the servicer or the depositor, instead of the related issuing entity. This conclusion could be either because the transfer of that SUBI certificate from the depositor to the issuing entity was not a “true sale” or because the court concluded that the depositor or the related issuing entity should be consolidated with the servicer or the depositor for bankruptcy purposes. If this were to occur, you could experience delays in payments due to you, or you may not ultimately receive all amounts due to you as a result of:

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the “automatic stay”, which prevents a secured creditor from exercising remedies against a debtor in bankruptcy without permission from the court, and provisions of the United States bankruptcy code that permit substitution for collateral in limited circumstances,

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tax or government liens on the servicer’s or the depositor’s property (that arose prior to the transfer of the related SUBI certificate to the issuing entity) having a prior claim on collections before the collections are used to make payments on the notes, and

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the fact that neither the issuing entity nor the indenture trustee for your series of notes has a perfected security interest in the leased vehicles allocated to the related SUBI and may not have a perfected security interest in any cash collections of the leases and leased vehicles allocated to the SUBI held by the servicer at the time that a bankruptcy proceeding begins.

The depositor will take steps in structuring each transaction described in this prospectus and the applicable prospectus supplement to minimize the risk that a court would consolidate the depositor with BMW Financial Services NA, LLC for bankruptcy purposes or conclude that the transfer of the SUBI certificate was not a “true sale.”

We refer you to “Certain Legal Aspects of the Vehicle Trust and the SUBI—Insolvency-Related Matters” in this prospectus.

A servicer default may result in additional costs, increased servicing fees by a substitute servicer or a diminution in servicing performance, any of which may have an adverse effect on your notes

If a servicer default occurs, the vehicle trustee, at the direction of the indenture trustee (acting on behalf of 66 2/3% of the related noteholders of a given series of notes) may remove the servicer without the consent of the owner trustee or the certificateholders.  In the event of the removal of the servicer and the appointment of a successor servicer, we cannot predict:

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the cost of the transfer of servicing to the successor;

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the ability of the successor to perform the obligations and duties of the servicer under the servicing agreement; or

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the servicing fees charged by the successor.

Furthermore, the related indenture trustee or the related noteholders may experience difficulties in appointing a successor servicer and during any transition phase it is possible that normal servicing activities could be disrupted.

Paying the servicer a fee based on a percentage of the securitization value of the related leases may result in the inability to obtain a successor servicer

Because the servicer is paid its base servicing fee based on a percentage of the aggregate securitization value of the related leases, the fee the servicer receives each month will be reduced as the size of the pool decreases over time.  At some point, if the need arises to obtain a successor servicer, the fee that such successor servicer would earn might not be sufficient to induce a potential successor servicer to agree to assume the duties of the servicer with respect to the remaining related leases and leased vehicles.  If there is a delay in obtaining a successor servicer, it is possible that normal servicing activities could be disrupted during this period.

The bankruptcy of the servicer could delay the appointment of a successor servicer or reduce payments on your notes

In the event of default by the servicer resulting solely from certain events of insolvency or the bankruptcy of the servicer, a court, conservator, receiver or liquidator may have the power to prevent either the indenture trustee or the noteholders from appointing a successor servicer or prevent the servicer from appointing a sub-servicer, as the case may be, and delays in the collection of payments on the receivables may occur.  Any delay in the collection of payments on the receivables may delay or reduce payments to noteholders.

Proceeds of the liquidation of the assets of the related issuing entity may not be sufficient to pay your notes in full

If so directed by the holders of the requisite percentage of outstanding notes of a series, following an acceleration of the notes upon an event of default, the related indenture trustee will liquidate the assets of the related issuing entity only in limited circumstances.  However, there is no assurance that the amount received from liquidation will be equal to or greater than the aggregate principal amount of the outstanding notes of that series. Therefore, upon an event of default, there can be no assurance that sufficient funds will be available to repay you in full.  This deficiency will be exacerbated in the case of notes where the aggregate principal amount of the securities exceeds the aggregate securitization value.

Failure to pay principal on your notes will not constitute an event of default until maturity

The amount of principal required to be paid to noteholders will be limited to amounts available for those purposes in the collection account (and the reserve fund, if any, or other forms of credit enhancement, if any). Therefore, the failure to pay principal on your notes generally will not result in the occurrence of an event of default until the final scheduled payment date for your notes.  We refer you to “The Notes—The Indenture—Indenture Defaults; Rights Upon an Indenture Default” in this prospectus.

If ERISA liens are placed on the vehicle trust assets, you could suffer a loss on your investment

Liens in favor of and/or enforceable by the Pension Benefit Guaranty Corporation could attach to the leases and leased vehicles owned by the vehicle trust and could be used to satisfy unpaid ERISA obligations of any member of a controlled group that includes BMW FS and its affiliates. Because these liens could attach directly to the leases and leased vehicles and because no issuing entity will have a prior perfected security interest in the assets included in a related SUBI, these liens could have priority over the interest of the issuing entity in the assets included in each related SUBI. As of the date of this prospectus, neither BMW FS nor any of its affiliates had any material unfunded liabilities with respect to their respective defined benefit pension plans. Moreover, the depositor believes that the likelihood of this liability being asserted against the assets of the vehicle trust or, if so asserted, being successfully pursued, is remote. However, you cannot be sure the leases and leased vehicles will not become subject to an ERISA liability.

Commingling by the servicer may result in delays and reductions in payments on your notes

So long as BMW Financial Services NA, LLC is the servicer, no servicer default has occurred and is continuing and BMW US Capital, LLC meets certain requirements established by the rating agencies that are rating the notes of a series, the servicer will not have to deposit collections (or an amount equal to sales proceeds that are deposited under BMW Financial Services NA, LLC’s Like-Kind Exchange Program (the “LKE Program”) into the related collection account until the business day preceding the related payment date.

Until any collections or proceeds (or an amount equal to sales proceeds that are deposited under the LKE Program) are deposited into a collection account, the servicer will be able to use those funds for its own benefit and will not segregate those funds from its own assets, and the proceeds of any investment of those funds will accrue to the servicer.  The servicer will pay no fee to any issuing entity or noteholder for any use by the servicer of such collections or proceeds.  If the servicer were to become insolvent, the servicer’s failure to deposit such collections and proceeds (or an amount equal to sales proceeds that are deposited under the LKE Program, for which the related indenture trustee will not have a security interest in the actual leased vehicle sales proceeds held by the qualified intermediary) in the related collection account may result in delays and reductions in payments on the notes of the related series and investors may suffer a loss.

If the issuing entity enters into an interest rate cap or floor agreement or an interest rate or currency swap agreement, payments on the notes will be dependent on payments made under the interest rate cap or floor agreement or the interest rate or currency swap agreement

If the issuing entity enters into an interest rate cap or floor agreement or an interest rate or currency swap agreement, its ability to protect itself from shortfalls in cash flow caused by interest rate changes will depend to a large extent on the terms of the cap/floor agreement or swap agreement, as applicable, and whether the applicable counterparty performs its obligations under the related cap, floor or swap. If the issuing entity does not receive the payments it expects from the applicable counterparty, the issuing entity may not have adequate funds to make all payments to noteholders when due, if ever.

Termination of a swap agreement and the inability to locate a replacement swap counterparty may cause termination of the issuing entity

A swap agreement may be terminated if particular events occur.  Most of these events are generally beyond the control of the issuing entity or the swap counterparty.  If an event of default under a swap agreement occurs and the trustee is not able to assign the swap agreement to another party, obtain a swap agreement on substantially the same terms or is unable to establish any other arrangement satisfactory to the rating agencies, the trustee may terminate the swap agreement.  In addition, the issuing entity may terminate and the trustee would then sell the assets of the trust.  It is impossible to predict how long it would take to sell the assets of the trust.  Some of the possible adverse consequences of a sale of the assets of the issuing entity are:

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the proceeds from the sale of assets under those circumstances may not be sufficient to pay all amounts owed to you:

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amounts available to pay you will be further reduced if the issuing entity is required to make a termination payment to the swap counterparty;

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termination of the swap agreement may expose the issuing entity to currency or interest rate risk, further reducing amounts available to pay you;

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the sale may result in payments to you significantly earlier than expected; and

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a significant delay in arranging a sale of the trust’s assets could result in a delay in principal payments.  This would, in turn, increase the weighted average lives of the securities and could reduce the return on your securities.

Additional information about termination of the issuing entity and sale of the trust’s assets, including a description of how the proceeds of a sale would be distributed will be included in the applicable prospectus supplement.  Any swap agreement involves risk.  An issuing entity will be exposed to this risk should it use this mechanism.  For this reason, only investors capable of understanding these risks should invest in the securities.  You are strongly urged to consult with your financial advisors before deciding to invest in the securities if a swap is involved.

The rating of a third party credit enhancement provider may affect the ratings of the notes

If an issuing entity enters into any third party credit enhancement arrangement, the rating agencies that rate the notes will consider the provisions of such arrangement and the rating of the related third party credit enhancement provider in rating the notes. If a rating agency downgrades the debt rating of any third party credit enhancement provider, it is also likely to downgrade the rating of the notes. Any downgrade in the rating of the notes could have severe adverse consequences on their liquidity or market value.

You may have difficulty selling your notes and/or obtaining your desired price due to the absence of a secondary market

The notes are not expected to be listed on any securities exchange.  Therefore, in order to sell your notes, you must first locate a willing purchaser.  In addition, currently, no secondary market exists for the notes.  We cannot assure you that a secondary market will develop.  The underwriters of any series of notes may make a secondary market for the notes by offering to buy the notes from investors that wish to sell.  However, any underwriters agreeing to do so will not be obligated to offer to buy the notes and they may stop making offers at any time.

Because the notes are in book-entry form, your rights can only be exercised indirectly

Because the notes will be issued in book-entry form, you will be required to hold your interest in your notes through The Depository Trust Company in the United States, or Clearstream Banking, société anonyme, or the Euroclear System in Europe.  Transfers of interests in the notes within The Depository Trust Company, Clearstream, Luxembourg or Euroclear must be made in accordance with the usual rules and operating procedures of those systems.  So long as the notes are in book-entry form, you will not be entitled to receive a physical note representing your interest.  The notes will remain in book-entry form except in the limited circumstances described in this prospectus under the caption “Additional Information Regarding the Securities—Book-Entry Registration.” Unless and until the notes cease to be held in book-entry form, the trustee will not recognize you as a “noteholder” or “certificateholder.”  As a result, you will only be able to exercise the rights of securityholders indirectly through The Depository Trust Company (if in the United States) and its participating organizations, or Clearstream, Luxembourg and Euroclear (in Europe) and their participating organizations.  Holding the notes in book-entry form could also limit your ability to pledge your notes to persons or entities that do not participate in The Depository Trust Company, Clearstream, Luxembourg or Euroclear and to take other actions that require a physical note representing the notes.  Interest and principal on the notes will be paid by the issuing entity to The Depository Trust Company as the record holder of the notes while they are held in book-entry form.  The Depository Trust Company will credit payments received from the issuing entity to the accounts of its participants which, in turn, will credit those amounts to securityholders either directly or indirectly through indirect participants.  This process may delay your receipt of principal and interest payments from the issuing entity.

Used car market factors may increase the risk of loss for all investors

The used car market could be adversely affected by factors such as changes in consumer tastes, discovery of defects, styling changes, an overabundance of used cars in the marketplace and economic conditions generally.  Any such adverse change could result in reduced proceeds upon the liquidation or other disposition of specified vehicles, and therefore could result in increased residual value losses. Discount pricing incentives or other marketing incentive programs on new cars, including those offered by BMW Financial Services NA, LLC or by its competitors, that effectively reduce the prices of new cars may have the effect of reducing demand by consumers for used cars.  The market for used luxury vehicles may respond differently to changes in economic conditions than the market for other used cars.  Other factors that are beyond the control of the issuing entity, the depositor and the servicer could also have a negative impact on the value of a vehicle. The servicer manages the market for used BMW, MINI and Rolls-Royce vehicles through certain programs described herein, but there can be no assurance that such efforts will continue to be successful.

In addition, the used car market for any particular model of vehicle could be adversely affected by factors not affecting other model types, such as changes in consumer tastes, discovery of defects in respect of such model or an overabundance of that model in the used car market.  Any such adverse change with respect to a specific model type could result in reduced proceeds upon the liquidation or other disposition of leased vehicles of such model type, and therefore could result in increased residual value losses. If such losses exceed the credit enhancement available for your series of notes, you may suffer a loss on your investment.

Vicarious tort liability may result in a loss

Some states allow a party that incurs an injury involving a leased vehicle to sue the owner of the vehicle merely because of that ownership. Most states, however, either prohibit these vicarious liability suits or limit the lessor’s liability to the amount of liability insurance that the user-lessee was required to carry under applicable law but failed to maintain.

On August 10, 2005, President Bush signed into law the Safe Accountable, Flexible, and Efficient Transportation Equity Act of 2005 (the “Transportation Act”), Pub. L. No. 109-59. The Transportation Act provides that an owner of a motor vehicle that rents or leases the vehicle to a person shall not be liable under the law of a state or political subdivision by reason of being the owner of the vehicle, for harm to persons or property that results or arises out of the use, operation, or possession of the vehicle during the period of the rental or lease, if (i) the owner (or an affiliate of the owner) is engaged in the trade or business of renting or leasing motor vehicles; and (ii) there is no negligence or criminal wrongdoing on the part of the owner (or an affiliate of the owner). This provision of the Transportation Act was effective upon enactment and applies to any action commenced on or after August 10, 2005. The Transportation Act is intended to preempt state and local laws that impose possible vicarious tort liability on entities owning motor vehicles that are rented or leased and it is expected that the Transportation Act should reduce the likelihood of vicarious liability being imposed on the vehicle trust.

State and federal courts considering whether the Transportation Act preempts state laws permitting vicarious liability have generally concluded that such laws are preempted with respect to cases commenced on or after August 10, 2005. One New York lower court, however, has reached a contrary conclusion in a recent case, concluding that the preemption provision in the Transportation Act was an unconstitutional exercise of congressional authority under the Commerce Clause of the United States Constitution and, therefore, did not preempt New York law regarding vicarious liability.

BMW FS maintains, on behalf of the vehicle trust contingent liability, insurance coverage against third party claims that provides coverage at a minimum of $10 million per accident and permits multiple claims in any policy period. Claims could be imposed against the assets of the vehicle trust if such coverage were exhausted and damages were assessed against the vehicle trust. In that event, investors in the notes of a series could incur a loss on their investment.

If vicarious liability imposed on the vehicle trust exceeds the coverage provided by BMW FS’ primary and excess liability insurance policies, or if lawsuits are brought against either the vehicle trust or BMW FS involving the negligent use or operation of a leased vehicle, you could experience delays in payments due to you or you may ultimately suffer a loss.

We refer you to “Certain Legal Aspects of the Leases and the Leased Vehicles—Vicarious Tort Liability” in this prospectus.

Possible prepayment due to inability to acquire subsequent special units of beneficial interest

If so disclosed in the applicable prospectus supplement, an issuing entity may agree to buy a beneficial interest in additional leases and leased vehicles after the closing date. If the full amount deposited on the closing date for the purpose of purchasing such additional beneficial interests cannot be used for that purpose during the specified period, all remaining monies will be applied as a mandatory prepayment of a designated class or classes of notes.  We refer you to “Additional Information Regarding the Securities—Prefunding Period” in this prospectus.

Defined Terms

You can find a listing of the pages where the principal terms are defined under “Index of Principal Terms” beginning on page 86.

The Sponsor, Administrator and Servicer

BMW Financial Services NA, Inc., the predecessor of BMW Financial Services NA, LLC (“BMW FS”), was incorporated on April 23, 1984 in the State of Delaware and, on May 1, 2000, was converted into a limited liability company organized under the laws of the State of Delaware.  BMW FS is a wholly owned subsidiary of BMW of North America, LLC (“BMW NA”).  BMW FS provides retail and wholesale financing, retail leasing and other financial services to authorized centers and their customers throughout the United States.  BMW NA is based in Woodcliff Lake, New Jersey and is engaged in the wholesale distribution of BMW passenger cars, BMW light trucks, BMW motorcycles and BMW parts and accessories as well as MINI passenger cars and MINI parts and accessories throughout the United States.  BMW NA is an indirect wholly owned subsidiary of BMW AG, a German corporation that is an international manufacturer and distributor of passenger cars, light trucks and motorcycles.  Rolls-Royce Motor Cars NA, LLC is engaged in the wholesale distribution of Rolls-Royce passenger cars and Rolls-Royce parts and accessories throughout the United States.  Rolls-Royce Motor Cars NA, LLC is an indirect wholly owned subsidiary of BMW AG.

The national executive headquarters of BMW FS are located at 300 Chestnut Ridge Road, Woodcliff Lake, New Jersey 07677.  Its telephone number is (201) 307-4000.  Its Customer Service Center is located at 5550 Britton Parkway, Hilliard, Ohio 43016.

BMW FS serves as sponsor, administrator and servicer in its securitization program.

Securitization Experience

BMW FS sponsors securitization programs for retail lease and receivables contracts and has sold lease and retail installment sales contracts to asset-backed commercial paper conduits since 1993.  BMW FS has had an active public securitization program involving retail installment sales contracts since 1999 and sponsored its first public securitized lease transaction in 2000. Additionally, BMW FS has been privately securitizing its wholesale automotive dealer inventory accounts since 2000 in private 144A floorplan transactions.

For a description of the selection criteria used in selecting the Leases to be securitized, see “The Leases” in this prospectus.  BMW FS engages one of the selected underwriters of the related securities to assist in structuring the transaction based on the forecasted cash flows of the pool and to determine class sizes and average lives based on current market conditions.

Servicing Experience

BMW FS has been the servicer for its public retail securitization program since 1999 and its lease securitization program since 2000.  BMW FS will be responsible for all servicing functions for the Leases, as well as handling the disposition of the related vehicles when the Leases terminate or when vehicles relating to defaulted leases are repossessed, and collecting amounts due in respect of the Leases.  We refer to BMW FS in this capacity as the servicer.  In addition, the servicer, at its discretion and in accordance with its customary servicing practices, has the option to waive any late payment charge, extension fee or any other similar fees that may be collected in the ordinary course of servicing any lease.  In addition, the servicer shall not grant an extension except that, at its discretion and in accordance with its customary servicing practices, the servicer may extend up to six months the final payment date on any lease, as specified in the applicable Servicing Agreement.  All required information regarding any material third-party providers will be disclosed either in the related prospectus supplement or in subsequent required filings with the SEC.

Information concerning BMW FS’ experience pertaining to delinquencies, repossessions and net losses on its portfolio of motor vehicle leases (including leases owned by BMW FS or the Vehicle Trust which BMW FS continues to service) will be set forth in each prospectus supplement.  There can be no assurance that the delinquency, repossession and net loss experience on any pool of Leases will be comparable to prior experience or to the information in any prospectus supplement.

For a description of BMW FS’ servicing experience for its entire portfolio of Leases and Leased Vehicles, including Leases and Leased Vehicles sold in securitizations, that BMW FS continues to service, see “The Sponsor, Administrator and Servicer” in the related prospectus supplement.

The Depositor

BMW Auto Leasing LLC, referred to in this prospectus as the Depositor, is a limited liability company that was formed under the laws of Delaware in August, 2000. BMW FS is the managing member of the Depositor. The principal office of the Depositor is located at 300 Chestnut Ridge Road, Woodcliff Lake, New Jersey 07677 and its telephone number is (201) 307-4000.  Since its formation in August 2000, BMW Auto Leasing LLC has been the Depositor in each of BMW FS’ lease securitization transactions, and has not participated in or been a party to any other financing transactions.

The Depositor was organized solely for the purpose of acquiring interests in SUBIs and Other SUBIs, causing securities to be issued and engaging in related transactions. The Depositor’s limited liability company agreement limits the activities of the Depositor to the foregoing purposes and to any activities related to, incidental to, and necessary, convenient or advisable for those purposes, including the following:

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acquire from, or sell to, BMW FS or its dealers or affiliates its rights and interest in and to (including any beneficial interests in and to) receivables or leases arising out of or relating to the sale or lease of BMW, MINI and Rolls-Royce vehicles, monies due under the receivables and the leases, security interests in the related financed or leased vehicles and proceeds from claims on the related insurance policies and any related rights (collectively, the “Receivables”),

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acquire from BMW FS or any of its affiliates as the holder of the UTI or one or more SUBIs and act as the beneficiary of any such SUBIs, and sell to BMW FS or reallocate to the UTI certain of the Leased Vehicles and related Leases comprising such SUBIs,

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acquire, own and assign the Receivables and SUBIs, the collateral securing the Receivables and SUBIs, related insurance policies, agreements with Dealers or lessors or other originators or servicers of the Receivables and any proceeds or rights thereto (the “Collateral”),

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transfer the Receivables and SUBIs and/or related Collateral to a trust pursuant to one or more trust agreements, sale and servicing agreements or other agreements to be entered into by, among others, BMW Auto Leasing LLC, the related trustee and the servicer of the Receivables or SUBIs,

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authorize, sell and deliver any class of certificates or notes issued by the Issuing Entity under the related agreement,

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acquire from BMW FS the certificates or notes issued by one or more trusts to which BMW FS or one of its subsidiaries transferred the Receivables,

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perform its obligations under the related Trust Agreement, Indenture and any other related agreements, and

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engage in any activity and exercise any powers permitted to limited liability companies under the laws of the State of Delaware that are related or incidental to the foregoing.

Other than the obligation to obtain the consent of the Depositor with respect to amendments to the related trust agreement or other consent rights given to the holder of the residual interest in the related trust, the payment of organizational expenses of the related trust, the maintenance and establishment of certain trust accounts, the maintenance of books and records, the perfection of the security interest created by the Trust Agreement and the appointment of a successor owner trustee for the related trust, the Depositor will have no ongoing duties with respect to each trust.

The limited liability company agreement of the Depositor includes requirements for its special member to have at least one independent director, extensive corporate separateness covenants and restrictions on its permitted corporate functions (including on its ability to borrow money or incur debts), all of which are designed to prevent the consolidation of the assets of the Depositor with those of either BMW FS or any affiliate of BMW FS in the event of a bankruptcy or insolvency proceeding of BMW FS or such other affiliated entity.  In addition, the Depositor itself may not file a voluntary petition for bankruptcy or insolvency protection in either Federal or any state court without the consent of the all of its members, including the independent directors of its special member.

The Trustees

The owner trustee for each Issuing Entity (the “owner trustee”) and the trustee under any Indenture pursuant to which notes are issued (the “indenture trustee”) will be specified in the applicable prospectus supplement.  The owner trustee’s or the indenture trustee’s liability in connection with the issuance and sale of the related Securities is limited solely to the express obligations of that owner trustee or indenture trustee set forth in the related Trust Agreement or Indenture, as applicable.  An owner trustee or indenture trustee may resign at any time, in which event the depositor, in the case of the owner trustee, and the Issuing Entity, in the case of the indenture trustee, will be obligated to appoint a successor owner trustee or indenture trustee, respectively.  The administrator, Depositor or the certificateholders of an Issuing Entity may also remove an owner trustee that becomes insolvent or otherwise ceases to be eligible to continue in that capacity under the related Trust Agreement.  The related Issuing Entity may also remove an indenture trustee that becomes insolvent or otherwise ceases to be eligible to continue in that capacity under the related Indenture.  In those circumstances, the Depositor or the Issuing Entity, as the case may be, will be obligated to appoint a successor owner trustee or indenture trustee, respectively.  Any resignation or removal of an owner trustee or indenture trustee and appointment of a successor trustee will not become effective until acceptance of the appointment by the successor.

The Depositor is required under the Transaction Documents to indemnify the related owner trustee for any loss, liability, fee, disbursement or expense incurred by it in connection with the performance of its duties under Transaction Documents.  The Depositor need not reimburse any expense or indemnify against any loss, liability or expense incurred by the applicable owner trustee through the owner trustee’s own willful misconduct, gross negligence or bad faith.

Each Issuing Entity is required under the Transaction Documents to cause BMW FS, in its capacity as administrator, to indemnify the related indenture trustee against any and all loss, liability or expense (including attorneys’ fees and expenses) incurred by it in connection with the administration of the applicable Issuing Entity and the performance of its duties under Transaction Documents. The indenture trustee shall notify the related Issuing Entity and the administrator promptly of any claim for which it may seek indemnity; provided, that, failure by the indenture trustee to provide such notification shall not relieve the related Issuing Entity or the administrator of its obligations under the indenture if no prejudice to the Issuing Entity or the administrator shall have resulted from such failure.  Neither the issuing entity nor the administrator need reimburse any expense or indemnify against any loss, liability or expense incurred by the applicable indenture trustee through the indenture trustee’s own willful misconduct, negligence or bad faith.

The owner trustee may resign at any time by so notifying the administrator, the servicer, each Rating Agency, the Depositor, the related indenture trustee and the certificateholders.  The Depositor may remove the owner trustee if the owner trustee is adjudged a bankrupt or insolvent, a receiver or other public officer takes charge of the owner trustee or its property, or the owner trustee otherwise becomes incapable of acting.  No resignation or removal of the owner trustee and no appointment of a successor owner trustee shall become effective until the acceptance of appointment by the successor owner trustee pursuant to the trust agreement.

The indenture trustee may resign at any time by so notifying the issuing entity, the servicer and each rating agency.  The related Issuing Entity will be required to remove the indenture trustee if the indenture trustee is adjudged a bankrupt or insolvent, a receiver or other public officer takes charge of the indenture trustee or its property, the indenture trustee otherwise becomes incapable of acting.  No resignation or removal of the indenture trustee and no appointment of a successor indenture trustee shall become effective until the acceptance of appointment by the successor indenture trustee pursuant to the indenture.

Formation of the Issuing Entities

With respect to each series of securities, BMW Auto Leasing LLC, referred to in this prospectus as the Depositor, will establish each issuing entity (each, an “Issuing Entity” or a “Trust”) under the laws of the State of Delaware pursuant to a trust agreement (as it may be amended and restated from time to time, each a “Trust Agreement”).

The terms of each series of notes (the “Notes”) and the certificates (the “Certificates,” and together with the Notes, the “Securities”) issued by the related Issuing Entity and specific information concerning the assets of the Issuing Entity and any credit or cash flow enhancement described in this prospectus which is applicable to the related Issuing Entity will be set forth in a prospectus supplement to this prospectus.

Under an administration agreement (the “Administration Agreement”), BMW FS, in its capacity as administrator (referred to in this capacity as the “administrator”) will perform the administrative obligations of the related Issuing Entity under the Trust Agreement and the Indenture.

It is expected that each Issuing Entity will be structured, and each document governing a transaction will contain non-petition clauses, whereunder all applicable parties covenant not to institute any bankruptcy or insolvency proceedings (or take any related actions) against either the applicable Issuing Entity or the Depositor at any time in connection with any obligations relating to the related Notes or any of the related transaction.

The Issuing Entity’s principal offices will be in Wilmington, Delaware, in care of the applicable owner trustee named in the related prospectus supplement for such Issuing Entity.

Property of the Issuing Entities

The property of each Issuing Entity will consist of an indirect beneficial interest in a pool of motor vehicle leases and the related leased vehicles originated on or after the date indicated in the applicable prospectus supplement.  BMW passenger car centers, BMW light truck centers, BMW motorcycle dealers, MINI passenger car dealers, Rolls-Royce passenger car dealers (collectively referred to as “Centers”) have assigned, and will assign, these motor vehicle leases and the related leased vehicles to Financial Services Vehicle Trust, a Delaware statutory trust (referred to in this prospectus as the “Vehicle Trust”). The Vehicle Trust was created in August 1995 to facilitate the titling of motor vehicles in connection with the securitization of motor vehicle leases.  See “The Vehicle Trust” in this prospectus.  The Vehicle Trust has issued to BMW Manufacturing L.P. (“BMW LP” or the “UTI Beneficiary”) a beneficial interest in the undivided trust interest (the “UTI”). The UTI represents the entire beneficial interest in assets of the Vehicle Trust that have not been allocated to special units of beneficial interest. On or before the initial issuance of any series of Notes (each, a “closing date”), the trustee of the Vehicle Trust will be directed by the UTI Beneficiary:

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to establish a special unit of beneficial interest (each a “SUBI”); and

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to allocate a separate portfolio of leases (the “Specified Leases”), the vehicles that are leased under the Specified Leases (the “Specified Vehicles”) and the related assets of the Vehicle Trust to the SUBI related to an Issuing Entity.

A SUBI for an Issuing Entity will represent the entire beneficial interest in the related Specified Leases and Specified Vehicles (collectively, the “SUBI Assets”). Upon creation of a SUBI, the related SUBI Assets will no longer be a part of the assets of the Vehicle Trust represented by the UTI, and the interest in the assets of the Vehicle Trust represented by the UTI will be reduced accordingly. A SUBI will evidence an indirect beneficial interest, rather than a direct legal interest, in the related SUBI Assets. A SUBI will not represent a beneficial interest in any assets of the Vehicle Trust other than the related SUBI Assets. Payments made on or in respect of any assets of the Vehicle Trust other than the SUBI Assets will not be available to make payments on the Notes or the Certificates of the related series. The UTI Beneficiary may from time to time cause special units of beneficial interest other than the SUBI (each, an “Other SUBI”) to be created out of the UTI. An Issuing Entity (and, accordingly, its securityholders) will have no interest in the UTI, any Other SUBI or any assets of the Vehicle Trust evidenced by the UTI or any Other SUBI. See “The SUBI” and “The Vehicle Trust” in this prospectus.

BMW LP will sell, transfer and assign its interest in the applicable SUBI to the Depositor. On the related closing date, the Depositor will transfer and assign the certificate representing its interest in the related SUBI (the “SUBI Certificate”) to the related Issuing Entity.  Such transfer and assignment will be described in the applicable prospectus supplement.  In exchange for the applicable SUBI Certificate, the related Issuing Entity will issue the Notes and Certificates of the related series. The Issuing Entity will pledge its interest in the SUBI Certificate to the related indenture trustee as security for the Notes of that series. See “The SUBI—Transfers of the SUBI Certificate.”  Each Note will represent an obligation of, and for some non-tax purposes each Certificate will represent a fractional undivided interest in, the related Issuing Entity.

After giving effect to the transactions described above, the property of the related Issuing Entity (the “Trust Estate”) will include:

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the related SUBI Certificate, evidencing a beneficial interest in the assets allocated to the related SUBI, including the right to payments thereunder from certain Termination Proceeds and Recovery Proceeds on deposit in the related SUBI Collection Account and investment earnings, net of losses and investment expenses, on amounts on deposit in such SUBI Collection Account;

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the rights of the Issuing Entity as secured party under a back-up security agreement with respect to the related SUBI Certificate and the undivided interest in the SUBI Assets;

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the rights of the Issuing Entity to funds on deposit from time to time in certain trust accounts established pursuant to the Indenture;

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the rights of the Depositor, as transferee, under the related SUBI Certificate Transfer Agreement;

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the rights of the Issuing Entity, as transferee, under the related Issuer SUBI Certificate Transfer Agreement;

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the rights of the Vehicle Trust under any related Dealer Agreements;

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the security interest of the Issuing Entity in amounts deposited in any reserve fund or similar account (including investment earnings, net of losses and investment expenses, on amounts on deposit therein);

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the rights of the Issuing Entity as a third-party beneficiary of the Servicing Agreement and the SUBI Trust Agreement;

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the rights of the Issuing Entity and the indenture trustee under any credit or cash flow enhancement issued with respect to any particular series or class;

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security deposits, if any; and

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all proceeds of the foregoing, which shall include Sales Proceeds (to the extent vehicles are sold outside of the LKE Program) and an amount equal to Sales Proceeds deposited by the servicer in lieu of actual Sales Proceeds in connection with the LKE Program.

The Indenture will require the Trust Estate to be pledged by the Issuing Entity to the indenture trustee.

The Vehicle Trust

General

The Vehicle Trust is a Delaware statutory trust and is governed by a trust agreement, dated as of August 30, 1995, as amended and restated as of September 27, 1996, as further amended and restated as of May 25, 2000 and December 1, 2006 (the “Vehicle Trust Agreement”), between the UTI Beneficiary and BNY Mellon Trust of Delaware (formerly known as The Bank of New York (Delaware)), as trustee (the “Vehicle Trustee”).

The assets of the Vehicle Trust (the “Vehicle Trust Assets”) consist of:

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closed-end retail lease contracts (the “Leases”) of BMW passenger cars, BMW light trucks, BMW motorcycles, MINI passenger cars and Rolls-Royce passenger cars (the “Leased Vehicles”), which Leases are or were originated by Centers pursuant to dealer agreements entered into with BMW FS, all monies due from user-lessees under such Leases and all proceeds thereof;

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the Leased Vehicles, together with all accessories, additions and parts constituting a part thereof and all accessions thereto and all proceeds thereof;

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proceeds from sales of the Leased Vehicles;

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the rights to proceeds from any physical damage, liability or other insurance policies, if any, covering the Leases or the related user-lessees or the Leased Vehicles, including but not limited to the Contingent and Excess Liability Insurance; and

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all proceeds of the foregoing.

From time to time after the date of this prospectus and any applicable prospectus supplement, the Centers may assign additional Leases to the Vehicle Trust and, as described below, title the related Leased Vehicles in the name of the Vehicle Trust or the Vehicle Trustee on behalf of the Vehicle Trust.

The primary business purpose of the Vehicle Trust is to acquire, and serve as record holder of title to, the Leases and Leased Vehicles, in connection with asset backed securities issuance transactions.

Under a servicing agreement, dated as of August 30, 1995 (as amended or supplemented from time to time, the “Servicing Agreement”), among the Vehicle Trust, the UTI Beneficiary, and BMW FS, as servicer, BMW FS will service the Leases and the Leased Vehicles.

Under the Vehicle Trust Agreement, the Vehicle Trust has not and will not:

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issue interests or securities other than the SUBI, the SUBI Certificate, Other SUBIs, one or more certificates representing each Other SUBI (the “Other SUBI Certificates”), the UTI and one or more certificates representing the UTI (the “UTI Certificates”);

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borrow money, except from BMW FS or the UTI Beneficiary in connection with funds used to acquire Leases and Leased Vehicles;

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make loans;

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invest in or underwrite securities;

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offer securities in exchange for Vehicle Trust Assets, with the exception of the SUBI Certificate issued in connection with a series of Securities, Other SUBI Certificates and the UTI Certificates; or

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repurchase or otherwise reacquire its securities, except as permitted by or in connection with financing or refinancing the acquisition of Leases and Leased Vehicles or as otherwise permitted by each such financing or refinancing.

For further information regarding the servicing of the Leases and the Leased Vehicles, see “Description of the Transaction Documents—Servicing Procedures” in this prospectus.

The UTI Beneficiary

BMW LP is the UTI Beneficiary under the Vehicle Trust Agreement. The sole general partner of BMW LP is BMW Facility Partners, LLC (“BMW Facility Partners”), a Delaware limited liability company. BMW FS is the limited partner of the UTI Beneficiary. The UTI Beneficiary was formed as a limited partnership under the laws of Indiana in September 1992. Currently, its sole purposes are being the initial beneficiary of the Vehicle Trust, holding the UTI and the UTI Certificate, acquiring interests in the SUBI and Other SUBIs and engaging in related transactions. The limited liability company agreement of BMW Facility Partners and the limited partnership agreement of the UTI Beneficiary limit their respective activities to the foregoing purposes and to any activities incidental thereto or necessary therefor. The principal office of BMW LP is located at 300 Chestnut Ridge Road, Woodcliff Lake, New Jersey 07677 and its telephone number is (201) 307-4000.

The UTI Beneficiary may from time to time assign, transfer, grant and convey, or cause to be assigned, transferred, granted and conveyed, to the Vehicle Trustee, in trust, Vehicle Trust Assets. At any time, the UTI Beneficiary may allocate all or a portion of the leases and the related vehicles held by the Vehicle Trust to an Other SUBI held by BMW Bank of North America (the “Bank SUBI”).  On or prior to the date that a SUBI related to an Issuing Entity is created, any leases held by the Bank SUBI will be released an assigned back to the UTI.  The UTI Beneficiary will hold the UTI, which represents a beneficial interest in all Vehicle Trust Assets except for (a) any Vehicle Trust Assets allocated to Other SUBIs (“Other SUBI Assets”) and (b) any SUBI Assets (those Vehicle Trust Assets to be referred to as the “UTI Assets”). The UTI Beneficiary may in the future pledge the UTI as security for obligations to third-party lenders and may in the future create and sell or pledge Other SUBIs in connection with financings similar to the transaction described in this prospectus and the related prospectus supplement. Each holder or pledgee of the UTI will be required to expressly waive any claim to the Vehicle Trust Assets other than the UTI Assets and to fully subordinate any such claims to those other Vehicle Trust Assets in the event that the waiver is not given full effect. Each holder or pledgee of any Other SUBI will be required to expressly waive any claim to the Vehicle Trust Assets, except for the related Other SUBI Assets, and to fully subordinate those claims to the Vehicle Trust Assets or any other SUBI in the event that waiver is not given effect. Except under the limited circumstances described under “Certain Legal Aspects of the Vehicle Trust and the SUBI—The SUBI,” no SUBI Assets will be available to make payments in respect of, or pay expenses relating to, the UTI or any Other SUBI.

The Vehicle Trustee

BNY Mellon Trust of Delaware (formerly known as The Bank of New York (Delaware)) is the Vehicle Trustee for the Vehicle Trust. BNY Mellon Trust of Delaware is a Delaware banking corporation and its principal offices are located at 100 White Clay Center, Route 273, P.O. Box 6995, Newark, Delaware 19711. For additional information regarding BNY Mellon Trust of Delaware as Vehicle Trustee, see “The Vehicle Trust and the Vehicle Trustee” in the applicable prospectus supplement.

The Depositor, the servicer and their affiliates may maintain normal commercial banking relationships with the Vehicle Trustee and its affiliates.

The Vehicle Trustee will make no representations as to the validity or sufficiency of a SUBI or the related SUBI Certificate (other than with regard to the execution and authentication of such SUBI Certificate) or of any Specified Lease, Specified Vehicle or related document, will not be responsible for performing any of the duties of the UTI Beneficiary or the servicer and will not be accountable for the use or application by any owners of beneficial interests in the Vehicle Trust Assets or the investment of any of such monies before such monies are deposited into the accounts relating to any SUBI, any Other SUBI and the UTI. The Vehicle Trustee will not independently verify any Specified Leases or the related Specified Vehicles. The duties of the Vehicle Trustee will generally be limited to the acceptance of assignments of Leases, the creation of the SUBI, Other SUBIs and the UTI and the receipt of the various certificates, reports or other instruments required to be furnished to the Vehicle Trustee under the related SUBI Trust Agreement, in which case the Vehicle Trustee will only be required to examine them to determine whether they conform to the requirements of the related SUBI Trust Agreement.

The Vehicle Trustee will be under no obligation to exercise any of the rights or powers vested in it by a SUBI Trust Agreement, to make any investigation of any matters arising thereunder or to institute, conduct or defend any litigation thereunder or in relation thereto at the request, order or direction of the UTI Beneficiary, the servicer or the holders of a majority in interest in the related SUBI, unless such party or parties have offered to the Vehicle Trustee reasonable security or indemnity against any costs, expenses or liabilities that may be incurred therein or thereby. The reasonable expenses of every such exercise of rights or powers or examination will be paid by the party or parties requesting such exercise or examination or, if paid by the Vehicle Trustee, will be a reimbursable expense of the Vehicle Trustee.

The Vehicle Trustee may enter into one or more agency agreements with such person or persons, including without limitation any affiliate of the Vehicle Trustee, as are by experience and expertise qualified to act in a trustee capacity and otherwise acceptable to the UTI Beneficiary and any assignee or pledgee of a SUBI Certificate.

The Vehicle Trustee may resign at any time by providing written notice of such resignation to the UTI Beneficiary.  The UTI Beneficiary will be required to remove the Vehicle Trustee if at any time the Vehicle Trustee ceases to be (i) a bank or trust company organized under the laws of the United States or any state or (ii) have a principal place of business, or shall have appointed an agent with a principal place of business, in the State of Delaware. In addition, the UTI Beneficiary may remove the Vehicle Trustee if (A) any representation or warranty made by the Vehicle Trustee under any SUBI Trust Agreement was untrue in any material respect when made, and the Vehicle Trustee fails to resign upon written request by the UTI Beneficiary or the assignee or pledgee of any UTI Certificate or SUBI Certificate, (B) at any time the Vehicle Trustee is legally unable to act, or adjudged bankrupt or insolvent, (C) a receiver of the Vehicle Trustee or its property has been appointed or (D) any public officer has taken charge or control of the Vehicle Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation.

Upon the removal of the Vehicle Trustee, the UTI Beneficiary will promptly appoint a successor vehicle trustee. Any resignation or removal of the Vehicle Trustee and appointment of a successor vehicle trustee will not become effective until acceptance of appointment by the successor vehicle trustee. Any successor vehicle trustee will execute and deliver to the servicer, the predecessor vehicle trustee, the UTI Beneficiary and the holder of all SUBI Certificates written acceptance of its appointment as Vehicle Trustee.

The Vehicle Trustee will be indemnified and held harmless by BMW FS or out of and to the extent of the Vehicle Trust Assets (other than the SUBI Assets) with respect to any loss, liability, claim, damage or reasonable expense, including reasonable fees and expenses of counsel and reasonable expenses of litigation arising out of or incurred in connection with (a) any of the Vehicle Trust Assets, including without limitation any such fees and expenses relating to Leases or Leased Vehicles, any personal injury or property damage claims arising with respect to any such Leased Vehicle or any fees and expenses relating to any tax arising with respect to any Vehicle Trust Asset, or (b) the Vehicle Trustee’s acceptance or performance of the trusts and duties contained in a SUBI Trust Agreement. Notwithstanding the foregoing, the Vehicle Trustee will not be indemnified or held harmless out of the Vehicle Trust Assets as to such fees and expenses:

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for which BMW FS shall be liable under a Servicing Agreement,

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incurred by reason of the Vehicle Trustee’s willful misfeasance, bad faith or negligence, or

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incurred by reason of the Vehicle Trustee’s breach of its respective representations and warranties made in a SUBI Trust Agreement or a Servicing Agreement.

Lease Origination and the Titling of Leased Vehicles

All Leases have been or will be underwritten using the underwriting criteria described under “BMW FS’ Lease Financing Program—Underwriting.”  Under each Lease, the Vehicle Trust, or the Vehicle Trustee on behalf of the Vehicle Trust, will be listed as the owner of the related Leased Vehicle on the Leased Vehicle’s certificate of title. Liens will not be placed on the certificates of title, nor will new certificates of title be issued, to reflect the interest of an Issuing Entity or Other SUBI, as holder of the related SUBI Certificate, in the Specified Vehicles.

All Leased Vehicles owned by the Vehicle Trust will be held for the benefit of entities that from time to time hold beneficial interests in the Vehicle Trust. Those interests will be evidenced by the related SUBI, the UTI or the Other SUBIs.  Entities holding beneficial interests in the Vehicle Trust will not have a direct ownership in the related Leases or a direct ownership or perfected security interest in the related Leased Vehicles.

The certificates of title for the Specified Vehicles will not reflect the indirect interest of the related Issuing Entity in the Specified Vehicles by virtue of its beneficial interest in the related SUBI Assets. Therefore, an Issuing Entity will not have a direct perfected lien in the related Specified Vehicles, but will have filed a financing statement to perfect the security interest in the related SUBI Assets, but only to the extent that the security interest may be perfected by filing under the Uniform Commercial Code (the “UCC”). The servicer has agreed to file or cause to be filed a financing statement and any appropriate continuing statements in each of the appropriate jurisdictions. For further information regarding the titling of the Specified Vehicles and the interest of the related Issuing Entity therein, see “Certain Legal Aspects of the Leases and the Leased Vehicles—Back-up Security Interests” in this prospectus.

BMW FS may use programs developed and maintained by BMW FS that allow BMW FS to complete the entire contracting process electronically. The electronic contracts created by the programs will be electronically signed by the related user-lessees and will be stored in an electronic vault maintained by BMW FS or third parties.  BMW FS does not expect to maintain physical copies of the electronic contracts.

The SUBI

General

On or prior to the closing date for each series of Securities, the SUBI relating to that series of Notes will be issued by the Vehicle Trust pursuant to a supplement to the Vehicle Trust Agreement (the “SUBI Supplement” and, together with the Vehicle Trust Agreement, the “SUBI Trust Agreement”). The SUBI Certificate related to each Issuing Entity will not represent a direct interest in the related SUBI Assets or an interest in any related Vehicle Trust Assets other than the related SUBI Assets.  The related Issuing Entity and its Securityholders will have no interest in the UTI, any Other SUBI or any assets of the Vehicle Trust evidenced by the UTI or any Other SUBI. Payments made on or in respect of Vehicle Trust Assets not represented by the SUBI will not be available to make payments on the related

Securities. For further information regarding the Vehicle Trust, see “The Vehicle Trust” in this prospectus.

The SUBI Certificate related to an Issuing Entity will evidence a beneficial interest in the assets allocated to the related SUBI (the “SUBI Assets”), which will generally consist of the related Specified Leases, the related Specified Vehicles and all proceeds of or payments on such Specified Leases and Specified Vehicles received on or after the applicable cutoff date (each, a “Cutoff Date”) and all other related SUBI Assets, including:

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amounts in the related SUBI Collection Account received in respect of the Specified Leases and the sale of the related Specified Vehicles (or an amount equal to the Sales Proceeds deposited by the servicer in lieu of actual Sales Proceeds in connection with the LKE Program).  For additional information, see “Additional Information Regarding the Securities — Like Kind Exchange Program” in this prospectus.

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certain monies due under or payable in respect of the related Specified Leases and Specified Vehicles on or after the Cutoff Date, including the right to receive payments made to BMW FS, the Depositor, the Vehicle Trust, the Vehicle Trustee or the servicer under any insurance policies relating to the Specified Leases, the Specified Vehicles or the related user-lessees, and

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all proceeds of the foregoing.

On or prior to the closing date for a series of Notes, the Vehicle Trust will issue the related SUBI Certificate to or upon the order of BMW LP, as UTI Beneficiary.

Transfers of the SUBI Certificate

Simultaneously with the issuance of the SUBI Certificate to the UTI Beneficiary, the UTI Beneficiary will convey that SUBI Certificate to the Depositor pursuant to a transfer agreement (the “SUBI Certificate Transfer Agreement”). The UTI Beneficiary will covenant to treat each conveyance of a SUBI Certificate to the Depositor as a true sale, transfer and assignment for all purposes.

Immediately after the transfer of a SUBI Certificate to the Depositor, the Depositor will transfer and assign such SUBI Certificate to the related Issuing Entity pursuant to a transfer agreement (the “Issuer SUBI Certificate Transfer Agreement”), as described in the applicable prospectus supplement under the caption “The SUBI—Transfers of the SUBI Certificate.”

The Leases

General

Each of the Leases in the Vehicle Trust will have been originated by a Center in the ordinary course of that Center’s business and assigned to the Vehicle Trust on or prior to the related Cutoff Date, in accordance with the underwriting procedures described herein under “BMW FS’ Lease Financing Program.” The Leases are operating leases under generally accepted accounting principles and have been selected by the sponsor based upon the criteria specified in the SUBI Trust Agreement and described below and under “—Representations, Warranties and Covenants.”

These selection criteria provide that each Lease:

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relates to a BMW passenger car, BMW light truck, BMW motorcycle, MINI passenger car or Rolls-Royce passenger car,

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was originated in the United States,

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provides for level payments that fully amortize the initial Lease Balance of the Lease at the related Lease Rate to the related Contract Residual Value over the lease term and, in the event of an user-lessee initiated early termination, provides for payment of the Early Termination Cost and

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satisfies the other selection criteria, if any, set forth in the applicable prospectus supplement.

In addition, currently, BMW FS only securitizes Leases that were originated in the following states: Alaska, Arizona, Arkansas, California, Colorado, Connecticut, Delaware, Florida, Georgia, Hawaii, Idaho, Illinois, Indiana, Kansas, Kentucky, Louisiana, Maine, Maryland, Massachusetts, Michigan, Minnesota, Mississippi, Montana, Nebraska,

Nevada, New Jersey, New Mexico, New York, North Carolina, North Dakota, Ohio, Oklahoma, Oregon, Pennsylvania, South Carolina, South Dakota, Tennessee, Texas, Utah, Vermont, Virginia and Washington.  From time to time, BMW FS may revise this list of states to include or omit certain states.  Any such change will be disclosed in the related prospectus supplement.

BMW FS will represent and warrant that aside from such criteria, it used no adverse selection procedures in selecting the Specified Leases from the pool of Leases for allocation to the related SUBI as SUBI Assets and that aside from such criteria, it is not aware of any bias in the selection of the Specified Leases that would cause delinquencies or losses on the Specified Leases to be worse than any other Leases held by the Vehicle Trust. However, there can be no assurance as to actual delinquencies or losses on the Specified Leases. All Specified Vehicles relating to the Specified Leases will be titled in the name of the Vehicle Trust or the Vehicle Trustee on behalf of the Vehicle Trust.

Each Lease provides for equal, fixed lease payment payable monthly by the user-lessee (each, a “Monthly Payment”), that does not include other amounts payable by the user-lessee, such as late charges, returned check fees, taxes and similar items (all of which will be payable to the servicer), that are allocated between principal and Rent Charges. The “Rent Charge” portion of each Monthly Payment is the amount the user-lessee is charged on the Lease Balance and is calculated on a constant yield basis at an imputed interest rate (the “Lease Rate”). The “Lease Balance” of a Lease equals the present value of the remaining Monthly Payments owed by the user-lessee and the present value of the Contract Residual Value of the related Leased Vehicle, each determined using a discount rate equal to the Lease Rate. The initial Lease Balance of a Lease equals the adjusted capitalized cost set forth in the Lease. The adjusted capitalized cost of a Lease represents the initial value of the Lease and the related Leased Vehicle (which value may exceed the manufacturer’s suggested retail price and may include certain fees and costs related to the origination of the Lease). The initial Lease Balance amortizes over the term of the Lease to an amount equal to the Contract Residual Value.

All of the Leases will be closed-end leases. Under a “closed-end lease,” at the end of its term, if the user-lessee does not elect to purchase or re-lease the related Leased Vehicle by exercise of the purchase or re-lease option contained in such lease contract, the user-lessee is required to return the Leased Vehicle to or upon the order of BMW FS, at which time the user-lessee will then owe (in addition to unpaid monthly payments) only incidental charges for excess mileage, excessive wear and use and other items as may be due under such lease. In contrast, under an “open-end lease,” the user-lessee is also obligated to pay at the end of the lease term any deficit between the fair market value of the Leased Vehicle at that time and the Contract Residual Value.

Each user-lessee will be permitted to purchase or re-lease the Leased Vehicle at the scheduled termination date specified in the related Lease (the “Maturity Date”) or upon the early termination of the related Lease. The purchase price (the “Purchase Option Price”) is the amount payable by an user-lessee upon the exercise of its option to purchase a Leased Vehicle which amount equals (a) with respect to a Matured Vehicle, the Contract Residual Value plus any fees, taxes and other charges imposed in connection with such purchase and (b) with respect to a Leased Vehicle for which the related Lease has been terminated early by the user-lessee, the sum of (i) any due but unpaid Monthly Payments, (ii) any fees, taxes and other charges imposed in connection with the Lease and (iii) the excess of the sum of the Monthly Payments remaining until the end of the Lease and the Contract Residual Value over the remaining unearned Rent Charges, calculated using the actuarial method (the “Actuarial Payoff”).  In addition, so long as an user-lessee is not in default under a Lease, an user-lessee may terminate the Lease and not exercise its option to purchase a Leased Vehicle at any time upon payment in full of a payoff amount (the “Early Termination Cost”). The Early Termination Cost is the sum of (a) any due but unpaid Monthly Payments; (b) any fees and taxes assessed or billed in connection with the Specified Lease and any other amount charged to the user-lessee under the Lease, including repair charges at termination; (c) a disposition fee; and (d) the Actuarial Payoff; minus (e) the estimated value of the vehicle as determined by Black Book Wholesale Average Condition, or if unavailable, the N.A.D.A. Official Used Car Guide Wholesale Average Condition (or, in California, the Kelly Blue Book Auto Market Report).

Each Lease will provide that BMW FS may terminate the Lease and repossess the related Leased Vehicle following an event of default by the related user-lessee (each, a “Lease Default”). Typical Lease Defaults include, but may not be limited to, failure of the user-lessee to make payments when due, certain events of bankruptcy or insolvency of the user-lessee, failure to maintain required insurance, failure to comply with any other term or condition of the Specified Lease or any other act by the user-lessee constituting a default under applicable law. Currently, BMW FS regularly tracks user-lessees’ compliance with their payment and insurance obligations and monitors user-lessees for noncompliance as more fully described herein under “BMW FS’ Lease Financing Program—Physical Damage and Liability Insurance; Additional Insurance Provisions.”  BMW FS may continue to track the status of such insurance, but is not and shall not be required to do so.

If an user-lessee is in default of a Lease, BMW FS may do any or all of the following: (i) take any reasonable measures to correct the default or save BMW FS from loss; (ii) terminate the Lease and the user-lessee’s rights to use and possess the Leased Vehicle, and if the user-lessee does not voluntarily return the Leased Vehicle, take possession of the Leased Vehicle by any method permitted by law; (iii) determine the user-lessee’s “early termination liability,” which is the sum of the Early Termination Cost, all collection costs, and to the extent permitted by law, court costs and reasonable attorney’s fees; or (iv) pursue any other remedy permitted by law. The user-lessee is also liable for all related expenses, fees, legal cost and attorney’s fees incurred by BMW FS to repossess, store, restore and/or dispose of the Leased Vehicle.

Representations, Warranties and Covenants

The servicer will represent and warrant that each Lease or, to the extent applicable, the related Leased Vehicle or user-lessee:

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was originated in the United States for a user-lessee with a U.S. address and in compliance with BMW FS’ customary credit policies and practices;

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is a U.S. dollar-denominated obligation;

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provides for constant Monthly Payments to be made by the user-lessee over the term of the Lease;

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is a closed-end lease as to which no selection procedure aside from those specified in the Servicing Agreement was used that was believed to be adverse to the holders of interests in the Vehicle Trust, the related SUBI or any Other SUBI;

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was created in compliance in all material respects with all applicable federal and state laws, including consumer credit, truth in lending, equal credit opportunity and applicable disclosure laws;

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as of the date assigned to the Vehicle Trust, (a) is a legal, valid and binding payment obligation of the user-lessee, enforceable against the user-lessee in accordance with its terms, as amended, (b) has not been satisfied, subordinated, rescinded, canceled or terminated, (c) no right of rescission, setoff, counterclaim or defense has been asserted or threatened in writing and (d) no written default notice has been transmitted to BMW FS;

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an electronic executed copy of the documentation associated therewith is located at one of BMW FS’s offices;

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requires the user-lessee to obtain physical damage and liability insurance that names BMW FS or the lessor as loss payee covering the related Leased Vehicle as required under the Lease;

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has been validly assigned to the Vehicle Trust by the related Center and is owned by the Vehicle Trust, free of all liens, encumbrances or rights of others other than liens relating to administration of title and tax issues;

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all material consents, licenses, approvals or authorizations of, or registrations or declarations with, any governmental authority required to be obtained, effected or given by the Vehicle Trust and the Vehicle Trustee in connection with (i) the origination of such Lease and (ii) the execution, delivery and performance by the Vehicle Trust of the Lease have been duly obtained, effected or given and are in full force and effect as of the date of the origination of such Lease;

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the related Center, BMW FS and the Vehicle Trust have each satisfied all obligations required to be fulfilled on its part with respect thereto;

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the related user-lessee has a billing address in a state in which the Vehicle Trust has all licenses, if any, necessary to own and lease vehicles and is not BMW FS, the Depositor or any of their respective affiliates;

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the related certificate of title is registered in the name of the Vehicle Trust or the Vehicle Trustee (or a properly completed application for such certificate of title has been submitted to the appropriate titling authority);

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is fully assignable and does not require the consent of the user-lessee as a condition to any transfer, sale or assignment of the rights of the originator;

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has not been extended or otherwise modified except in accordance with BMW FS’ normal credit and collection policies and practices;

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is not an Other SUBI Asset; and

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to the knowledge of BMW FS, the related user-lessee is not currently the subject of a bankruptcy proceeding and the Lease constitutes “tangible chattel paper” or “electronic chattel paper” for purposes of the UCC.

The servicer will be required to deposit or cause to be deposited into the related SUBI Collection Account for a series of Securities an amount equal to the Securitization Value of a Specified Lease (the “Reallocation Payment”) if:

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the related user-lessee moves to a state that is not a state in which the Vehicle Trust has all licenses, if any, necessary to own and lease vehicles and the Vehicle Trustee does not have such licenses for such state within 90 days of the servicer becoming aware of such move; or

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the Vehicle Trustee, the servicer or the indenture trustee discovers a breach of any representation, warranty or covenant referred to in the preceding paragraph that materially and adversely affects the related Issuing Entity’s interests in a Specified Lease or Specified Vehicle and gives prompt written notice of such breach to the servicer and the breach is not cured in all material respects within 60 days after the servicer discovers the breach or is given notice of it.

In the case of the first bullet point of this paragraph, the Reallocation Payment must be made by the servicer on the business day immediately preceding the next payment date (each such date, a “Deposit Date”) following the end of such 90-day period.  Otherwise, the Reallocation Payment must be made by the servicer as of the day on which the related cure period ended. Upon such payment, the related Specified Lease and Specified Vehicle shall no longer constitute SUBI Assets. The foregoing payment obligation will survive any termination of BMW FS as servicer under the Servicing Agreement.

BMW FS’ Lease Financing Program

General

BMW FS currently provides financing for a substantial portion of the motor vehicle consumer lease contracts in respect of BMW passenger cars, BMW light trucks, BMW motorcycles, MINI passenger cars and Rolls-Royce passenger cars (the “lease contracts”) originated by authorized Centers throughout the United States. BMW FS finances lease contracts in accordance with its established underwriting procedures, subject to the terms of its agreement (each, a “Dealer Agreement”) with each Center. Except as otherwise specified, the discussion below applies to all lease contracts, whether owned by BMW FS or the Vehicle Trust.  See “—Underwriting.”  [If any lease contract added to an asset pool would be an exception to the underwriting criteria set forth below, the applicable prospectus supplement will set forth the nature of such exception and data on the number of such lease contracts in both the “Summary of Terms” and the “Composition of the Portfolio of Specified Leases” sections.]

Each Dealer Agreement, among other things, obligates the related Center to repurchase any lease contract BMW FS financed for the outstanding lease balance thereof, if the Center breaches certain representations and warranties as set forth in the Dealer Agreement. The representations and warranties typically relate to the origination of the lease contract and the transfer of the related Leased Vehicles and not the creditworthiness of the user-lessee under the lease contract.

Underwriting

Lease contracts are acquired or financed by BMW FS in accordance with underwriting procedures that are intended to assess the applicant’s ability to pay the amounts due on the contract and the adequacy of the Leased Vehicle as collateral. BMW FS utilizes credit score analysis and approval authority levels as credit controls.

BMW FS requires applicants to complete an application form providing various items of financial information, credit and employment history and other personal information.  Applications are accepted for new and used vehicles from approved retailers via facsimile or InfoBahn - a BMW intranet system linking Centers and BMW FS.  The application is reviewed for completeness.  Independent verification of information in the application generally is not required.  However, BMW FS will seek verification of some information, including employment, income and/or residence, under some circumstances, such as discovery of a discrepancy between information in the application and information in a credit bureau report.

A credit buyer reviews each application that is not automatically approved through the use of a system of rules and scorecards.  Credit buyers have credit authority levels of “1”, “2,” “3,” “4,” “5,” “6,” “7” or “8,” depending on their level of seniority.  The credit buyer’s review includes an evaluation of the customer demographics income and collateral; review of a credit bureau report on the applicant from an independent credit bureau, use of internet verification tools and a review of the applicant’s credit score based on a credit scoring system or “scorecard” developed for BMW FS.  This internal scoring system, based on a combination of BMW FS’ own internal credit scoring process and the models developed by Fair Isaac and Company, Inc. and updated by Austin Logistics Incorporated in 2004, calculates a score based on data in a credit application that, based on the past performance of BMW FS’ contract portfolio, appear to be indicative of the degree of likelihood that an applicant will make scheduled payments to BMW FS.  BMW FS implemented electronic decision-making models in 2005 that have increased the percentage of contracts automatically approved.  This decision-making model evaluates the application, based on certain criteria, including the applicant’s credit history and likelihood of delinquency. This enhances BMW FS’ ability to review an application and establish the probability that the proposed lease contract will be paid in accordance with its terms.

Upon review of the application, the applicant’s credit score and credit bureau report, an assessment is made regarding the relative degree of credit risk.  The current application system used by BMW FS to process applications provides review/decline indicators to assist the credit buyer in the review of applications.  BMW FS’ guidelines provide that an applicant’s credit score will be highly considered by the credit buyer in determining whether to extend credit.  Besides the credit score, BMW FS also considers the applicant’s debt to income ratio, the applicant’s equity in the Leased Vehicle and other attributes as part of the decision making process.  BMW FS’ management sets limits on the approval of applications scoring below the company’s minimum scores.  In the case of a complete application scoring above a certain level of the scoring system, the application may be subject to an automated credit approval process which does not require review and approval by a credit buyer.  Applicants that score below a minimum score established by BMW FS management may not be approved by credit buyers with Level 1 credit authority.  These applicants may be approved by a credit buyer with Level 2 or Level 3 credit authority (or in some cases only by credit buyers with a higher level of authority) based on the presence of certain factors, up to and including a guarantee by the Center, the customer’s history with BMW FS, employment stability and additional security deposits.

In commercial transactions, BMW FS requires an individual to guarantee the business’ obligations under the lease contract; otherwise BMW FS may obtain two years of audited financial statements, bank account statements and credit references of the related business entity.

BMW FS generally does not provide financing to applicants with previous bankruptcies. However, BMW FS’ guidelines do permit such financing under some circumstances, such as if the customer has re-established credit for at least 24 months and has had no 30-day delinquencies in that period.

Upon the maturity of a lease contract, the user-lessee has the option to purchase or re-lease the Leased Vehicle from BMW FS. The same underwriting and credit procedures described above apply to any financing offered to these user-lessees.

Servicing

BMW FS measures delinquency by the number of days elapsed from the date a payment is due under the lease contract (each, a “Due Date”). BMW FS considers a payment to be past due or delinquent when a user-lessee fails to make at least 80% of a scheduled payment by the related Due Date. BMW FS generally begins collection activities with respect to a delinquent lease contract through telephone dialer contact that has payment self service capabilities. BMW FS assigns collectors to specific user-lessees and attempts to contact the delinquent user-lessee by telephone, letter or fax  based on a days-past-due risk combination.  BMW FS uses decision engine technology and scoring to accelerate or decelerate collection activities across days-past-due segments based on a variety of risk factors.  Repossession procedures can typically begin when a contract becomes 60 days delinquent. Repossessions are carried out pursuant to applicable state law and specific procedures adopted by BMW FS.

BMW FS’s current policy is generally to charge-off a lease contract on the earlier of (a) the date on which the proceeds of sale of the Leased Vehicle are applied to the lease contract balance or (b) the month in which the lease contract reaches its 150th day of delinquency.

Any deficiencies remaining after repossession and sale of the related Leased Vehicle or after full charge-off of the related lease contract are pursued by BMW FS to the extent practicable and legally permitted. User-lessees are contacted and, when warranted by individual circumstances, repayment schedules are established and monitored until the deficiencies are either paid in full or become impractical to pursue.

Physical Damage and Liability Insurance; Additional Insurance Provisions

Each lease contract requires the user-lessee to obtain physical damage insurance covering loss or damage to the Leased Vehicle, personal liability insurance, comprehensive liability insurance, including fire and theft, covering the actual value of the Leased Vehicle and collision liability insurance covering the actual value of the Leased Vehicle. The Dealer Agreements include a requirement that the Centers provide BMW FS with written evidence that physical damage and liability insurance covers the Leased Vehicle at least in the amount required by the lease contract at the time the lease contract is acquired by BMW FS. BMW FS requires the policy to include BMW FS as loss payee. Since user-lessees may choose their own insurers to provide the required coverage, the specific terms and conditions of policies vary.

Currently, BMW FS tracks the ongoing status of insurance and attempts to cause the user-lessees to reinstate such insurance in the event that it was allowed to lapse.  BMW FS may continue to track the status of such insurance, but is not and shall not be required to do so. If a user-lessee does not have appropriate insurance, BMW FS is entitled to treat this as a default of the lease and take appropriate remedial action including repossession of the related vehicle and termination of the lease. Nevertheless, there can be no assurance that each Leased Vehicle will continue to be covered by physical damage insurance for the entire term during which the related lease contract is outstanding or that BMW FS will continue to monitor insurance while the notes of a series remain outstanding. BMW FS does not “force place” insurance.

In addition, if a user-lessee’s vehicle is destroyed or irretrievably lost as a result of theft, an accident or other reason that meets BMW FS’ published criteria, and BMW FS determines that the user-lessee is in compliance with its insurance obligations, BMW FS will accept the actual cash value paid by the user-lessee’s insurance company as payment in full of the lease balance. However, a user-lessee will be obligated to pay certain amounts outstanding.

In addition, BMW FS may purchase residual value insurance on Leased Vehicles.  Such residual value insurance would insure the difference, if any, between the residual value originally estimated at the time that a lease contract was signed and the actual market value of the lease at lease termination. The related prospectus supplement for a series of Notes will describe such residual value insurance, if any, on the related Specified Leases.

Contingent and Excess Liability Insurance

In addition to the personal property and liability insurance coverage required to be obtained and maintained by the user-lessee pursuant to the Leases, and as additional protection in the event the user-lessee fails to maintain the required insurance, BMW FS maintains contingent liability insurance for the benefit of, among others, BMW FS, the Vehicle Trust, the UTI Beneficiary, the Depositor and the related Issuing Entity, which provides coverage for liability caused by any Leased Vehicle owned by the Vehicle Trust. BMW FS also maintains excess insurance coverage as to which the Vehicle Trustee is an additional named insured (together with the aforementioned primary contingent liability insurance policy, the “Contingent and Excess Liability Insurance”). These insurance policies collectively provide insurance coverage at a minimum of $10 million per accident and permit multiple claims in any policy period. Claims could be imposed against the assets of the Vehicle Trust if such coverage were exhausted and damages were assessed against the Vehicle Trust. In that event, investors in the Notes could incur a loss on their investment. See “Risk Factors—Vicarious tort liability may result in a loss”, “Certain Legal Aspects of the Vehicle Trust and the SUBI—The SUBI” and “Certain Legal Aspects of the Leases and the Vehicles—Vicarious Tort Liability” in this prospectus for a discussion of related risks.

With respect to damage to the Leased Vehicles, a user-lessee is required by the related Lease to maintain comprehensive and collision insurance. As more fully described under “—Physical Damage and Liability Insurance;

Additional Insurance Provisions” the servicer currently monitors the maintenance of required user-lessee insurance but may not do so in the future and shall not be required to do so in the Transaction Documents. In the event that the foregoing insurance coverage was exhausted and no third-party reimbursement for that damage was available, investors in the Notes could incur a loss on their investment.

The Servicing Agreement will provide that for so long as any Notes or Certificates are outstanding, neither the Vehicle Trustee nor BMW FS may terminate or cause the termination of any Contingent and Excess Liability Insurance policy that would reduce the liability limit below the minimum $10 million per accident unless (i) each rating agency rating the Notes or Certificates of the related series has been notified of such termination or any replacement insurance and each such rating agency confirms (or, if specified in the related Transaction Documents, such rating agency has not confirmed in writing) such termination or replacement insurance would not cause the then-current ratings of any class of Notes or Certificates of the related series to be qualified, reduced or withdrawn or (ii) BMW FS has determined that claims can no longer be brought against the Vehicle Trust as vehicle owner of the related Leased Vehicles, whether as a result of the expiration, revision or reinterpretation of any applicable state or federal statute or otherwise and each rating agency confirms (or, if specified in the related Transaction Documents, such rating agency has not confirmed in writing) that such termination would not cause the then-current ratings of any class of Notes or Certificates of the related series to be qualified, reduced or withdrawn. These obligations of BMW FS will survive any termination of BMW FS as servicer under the Servicing Agreement.

Leased Vehicle Maintenance

Each lease contract states that the user-lessee is responsible for all maintenance, repair, service, operating expenses and damage to the Leased Vehicle.  At the scheduled maturity date of a lease contract, if the user-lessee does not purchase the Leased Vehicle, the user-lessee is required to pay BMW FS (a) any applicable charges for excess mileage at the stated rate on the related lease contract (“Excess Mileage Payments”) and (b) any applicable charges for excess wear and tear (“Excess Wear and Use Payments”), as defined with the contract to be, but not limited to: (i) inoperative electrical or mechanical parts; (ii) dented, scratched, chipped, rusted, pitted, broken or mismatched body parts, paint, vehicle identification items, trim or grill work; (iii) non-functioning, scratched, cracked, pitted or broken glass or lights; (iv) missing equipment, parts, accessories or adornments; (v) torn, damaged, burned or stained interior; (vi) damage that makes the vehicle unlawful or unsafe to drive; (vii) damage due to installation or removal or non-manufacturer, after-market or replacement parts; (viii) damage, including damage to the engine, due to failure to maintain the vehicle in accordance with stated policies; and (ix) tires other than those with at least 1/8” tread remaining at the shallowest point, all the same grade, quantity and quality as those delivered with the Leased Vehicle.

Each of these above stated items is inspected during the vehicle inspection process as described under “—End of Lease Term; Vehicle Disposition.”

If applicable charges are billed to the user-lessee through the maturity billing process and not paid in a timely manner to BMW FS, collection activities are pursued through the BMW FS’ Recovery Department.

Remarketing

BMW FS handles all remarketing activities of Leased Vehicles, including, but not limited to customer service, collections, accounting, end of term process and titling.  This department is managed from BMW FS’ Call Center in Hilliard, Ohio, and Field Remarketing Managers are located at various auction sites throughout the United States.  All remarketing operations are handled electronically.

End of Lease Term; Vehicle Disposition

BMW FS’ Vehicle Sales Department handles vehicle sales for BMW FS, including those related to lease terminations, repossessions, company cars and maturity billing.

At 180 days prior to the expiration of a lease contract, BMW FS, through BMW NA, contacts each user-lessee through direct mail and provides each user-lessee a product brochure reviewing all new models and emails each user-lessee, inviting such user-lessee to a specially designed website which promotes the new product line.  If the user-lessee indicates an intention to purchase the Leased Vehicle, the user-lessee is provided with the necessary documents to complete the purchase.

At 90 days prior to the expiration of a lease contract, BMW FS contacts each user-lessee through direct mail, providing each such user-lessee with (i) an explanation of the end-of-lease options and the end-of-lease process, (ii) a brochure which provides in-depth information regarding the vehicle turn-in process, the inspection process, BMW FS’ excess wear and tear guidelines and vehicle inspection guidelines and (iii) the end-of-lease term inspection form.  An email is also sent to each user-lessee, inviting such user-lessee to a specially designed website addressing the end of term process.

At 60 days prior to the expiration of a lease contract, BMW FS’ Lease End department begins placing calls to the related user-lessee to: (i) obtain the user-lessee’s end of term intentions and document the current mileage on the Leased Vehicle; (ii) determine the date the user-lessee plans to return the Leased Vehicle and the retailer to which the Leased Vehicle will be returned; (iii) assist and educate the user-lessee regarding the end of lease process; (iv) advise the user-lessee of the inspection process, including the option to repair the Leased Vehicle after the inspection; (v) advise the user-lessee to schedule an appointment with the retailer for the return of the Leased Vehicle; (vi) answer questions and resolve issues with the user-lessee regarding the end of lease maturity billing statement; and (vii) advise the user-lessee to sign and retain a copy of the federal odometer statement completed at the retailer upon return of the Leased Vehicle.

Until a turn in decision is obtained from the user-lessee, follow up calls are placed to the user-lessee at 45, 30, and 15 days prior to lease termination.  Occasionally, BMW FS will extend a lease contract up to a maximum of six months. BMW FS only does so if the user-lessee has ordered another BMW vehicle that has not yet been delivered.  If the user-lessee has decided to purchase the Leased Vehicle, such user-lessee may do so at the stated residual value of the Leased Vehicle.

If the user-lessee has decided not to purchase or re-lease the Leased Vehicle, the related Center has the option to purchase such Leased Vehicle for its pre-owned inventory.  Most Centers participate in the “Full Circle Retail Program”, which is an annual contract that each Center has the option to sign.  If a Center elects to participate in the Full Circle Retail Program, such Center is obligated to keep and retail a majority of the vehicles for which such Center originated the lease and to purchase the related vehicles cars at the lower of current market value or stated residual value.  If a Center elects to join this program, BMW FS and BMW NA help such Center with many tactical retail assistance tools.  If a Center elects not to purchase the related vehicle, BMW FS has established standardized pickup procedures to retrieve the vehicle from the Center as quickly as possible. The vehicle is then delivered to a regional auction site for remarketing/sale.

Once a Leased Vehicle arrives at the regional auction site, a vehicle condition report is completed and the vehicle is prepped for sale.  BMW FS uses numerous auctions throughout the United States and monitors sale percentages, operational efficiencies and sale values.  The regional auctions currently used by BMW FS are “open” auctions, which means that any licensed dealer (not limited to Centers) may participate. A BMW FS representative is present at the auction and is responsible for handling BMW FS’ decisions at the auction, including approval of repairs on the vehicle and acceptance of auction bids.  While a majority of vehicles are sold in the physical auction lane, a Field Remarketing Manager may choose to place a vehicle for sale via auction internet sales systems, such as Manheim OVE or Adesa Dealerblock.  BMW FS communicates daily with each auction location via data feeds.  Upon completion of a sale, sale results are transmitted electronically in accordance with BMW FS’ policies and procedures.

The Certified Pre-Owned BMW Vehicle Program (“CPO”) was established by BMW NA in 1996 to create customer and Center demand for off-lease used BMW vehicles and to enhance the value of off-lease BMW vehicles. To qualify for CPO, a vehicle must pass an inspection conducted by the related Center based on standards set by BMW NA. For CPO vehicles, BMW NA provides a limited warranty for two years or 50,000 miles (whichever comes first) that becomes effective upon the expiration of the New Vehicle Warranty. Each CPO vehicle also is covered by the BMW Roadside Assistance Program which is identical to that offered on new vehicles. CPO is actively marketed by BMW NA through a separate sales force and is advertised using both broadcast and print media.

Occasionally, BMW FS offers to user-lessees, whose lease contracts are nearing expiration, incentives to lease new vehicles (“New Lease Incentives”). These incentives may include forgiveness of one or more monthly payments otherwise payable under the related lease contracts. In the event that a lease contract subject to such forgiveness is a Specified Lease, BMW FS has agreed in the Servicing Agreement to pay to the related Issuing Entity the Monthly Payments so forgiven.  New Lease Incentives may increase the turn-in rates for the related vehicles, including Specified Vehicles, and increase the exposure of securityholders to the risks associated with the market valuation of pre-owned vehicles.

Extensions and Pull-Ahead Program

On occasion, BMW FS may extend the term of a Lease if the user-lessee requests such extension and is not in default on any of its obligations under the Lease and if the user-lessee agrees to continue to make monthly payments. User-lessees at the end of a Lease who intend to lease or purchase another BMW, MINI or Rolls-Royce motor vehicle, but cannot do so at lease maturity due to awaiting delivery of a new vehicle, may qualify for a lease term extension of up to six months.

BMW FS, as servicer, may also permit a user-lessee to terminate a lease prior to its maturity in order to allow that user-lessee, among other things, (1) to enter into a new lease contract for a different BMW, MINI or Rolls-Royce motor vehicle, (2) to purchase a different BMW, MINI or Rolls-Royce motor vehicle or (3) to finance a different BMW, MINI or Rolls-Royce motor vehicle. However, an early termination with respect to any lease allocated to the related SUBI will not be permitted unless all pull-ahead amounts due and payable by the user-lessee under that lease on or before the date of the user-lessee’s election to terminate the lease have been paid by or on behalf of the user-lessee and are deposited in the collection account within the time period required for the servicer to deposit collections into the collection account. Following this early termination, the servicer will charge the user-lessee any applicable excess wear and use charges and excess mileage charges in accordance with its customary servicing practices with respect to leases that are terminated early by the related user-lessee in the absence of a “pull-ahead” or other marketing program.

Determination of Residual Values

The value of the Securities of a series being issued is based on the aggregate Securitization Value of the related Specified Leases and the related Specified Vehicles.  The term “Securitization Value” will have the meaning set forth in the applicable prospectus supplement.  The residual values (“Residual Value”) of the related Specified Vehicles will be calculated by the servicer using Automobile Lease Guide (“ALG”) residual values.  The calculation of such Residual Values and the Securitization Value will be more fully described in the applicable prospectus supplement.

The residual value set forth in a Specified Lease (the “Contract Residual Value”) may be higher than the residual value determined pursuant to the above methods (the “ALG Residual Value”). The Securitization Values have been and will be calculated by the servicer based upon ALG Residual Values. As a result, the excess of the Contract Residual Value over ALG Residual Values will not be financed in a securitization transaction. However, the Purchase Option Prices (which if paid are part of collections available to the related Issuing Entity) for the Specified Vehicles at the Maturity Dates of the related Specified Leases will be the Contract Residual Values.

All of the Leases and Leased Vehicles assigned to any SUBI have been originated under the residual value policies described above,  Notwithstanding the foregoing, no assurance can be given as to BMW FS’ future experience with respect to the return rates of BMW, MINI and Rolls-Royce motor vehicles relating to Leases originated under these policies. If the residual values of the Specified Vehicles relating to an Issuing Entity, as originally determined by BMW FS are substantially higher than the sales proceeds actually realized upon the sale of such Specified Vehicles, you may suffer losses on your investment. See “Risk Factors – Used car market factors may increase the risk of loss for all investors.” For more information regarding BMW FS’ procedures for realizing the residual value of Leased Vehicles, see “– End of Lease Term; Vehicle Disposition” above.

For each Issuing Entity, the aggregate Residual Value of the related Specified Vehicles will not exceed 65% of the aggregate Securitization Value of the related Specified Leases and Specified Vehicles assigned to the SUBI related to such Issuing Entity.

Use of Proceeds

Each Issuing Entity will use the net proceeds from the sale of the Securities of a given series to acquire the related SUBI Certificate from the Depositor and to fund any related Reserve Fund or other accounts of such Issuing Entity.  Unless specified in the related prospectus supplement, there are no other expenses incurred in connection with the selection and acquisition of the related Specified Leases and Specified Vehicles that will be payable from offering proceeds nor are there any such material expenses that would be paid by a transaction party.  If any such expenses are payable to the sponsor, servicer, Depositor, Issuing Entity, originator, underwriter or any of their respective affiliates, the related prospectus supplement will disclose the type and amount of such expenses, if any, and the party or parties to whom they are paid.

Where You Can Find More Information About Your Securities

The Issuing Entity—The Trustees will provide to securityholders (which shall be Cede & Co. (“Cede”) as the nominee of The Depository Trust Company (“DTC”), unless Definitive Securities are issued under the limited circumstances described in this prospectus) unaudited monthly and annual reports concerning the related Specified Leases and Specified Vehicles and other specified matters.  We refer you to “Description of the Transaction Documents—Statements to Securityholders” and “—Evidence as to Compliance” in this prospectus.  Unless definitive securities are issued under the limited circumstances described in this prospectus, the sole holder of record shall be Cede, as the nominee of DTC.   Copies of these reports may be obtained at no charge at the offices or the website specified in the applicable prospectus supplement.

The Depositor—BMW Auto Leasing LLC, as Depositor, has filed with the SEC a registration statement on Form S-3 under the Securities Act of 1933, as amended (the “Securities Act”) of which this prospectus forms a part.  The registration statement is available for inspection without charge at the public reference facilities maintained at the principal office of the SEC at 100 F Street, N.E., Washington, D.C. 20549.  You may obtain information on the operation of the SEC’s public reference rooms by calling the SEC at (800) SEC-0330.  You may obtain copies of SEC filings at prescribed rates by writing to the Public Reference Section of the SEC at 100 F Street, N.E., Washington, D.C. 20549.  The SEC also maintains a website (http://www.sec.gov) that contains reports, registration statements, proxy and information statements and other information regarding issuers that file electronically with the SEC using the SEC’s Electronic Data Gathering Analysis and Retrieval system (commonly known as EDGAR).  All reports filed by the Depositor may be found on EDGAR filed under registration number 333-166296, and all reports filed with respect to each Issuing Entity under that number plus the applicable serial tag number.   Copies of the operative agreements relating to the Securities will also be filed with the SEC on EDGAR under the registration number shown above or the specific number of the related Issuing Entity described below.

The Depositor on behalf of the Issuing Entity of the related series will file the reports required under Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  These reports include (but are not limited to):

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Reports on Form 8-K (Current Report), including as Exhibits to the Form 8-K the transaction agreements or other documents specified in the related prospectus supplement;

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Reports on Form 8-K (Current Report), following the occurrence of events specified in Form 8-K requiring disclosure, which are required to be filed within the time-frame specified in Form 8-K related to the type of event;

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Reports on Form 10-D (Asset-Backed Issuer Distribution Report), containing the distribution and pool performance information required on Form 10-D, which are required to be filed 15 days following the payment date specified in the related prospectus supplement; and

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Report on Form 10-K (Annual Report), containing the items specified in Form 10-K with respect to a fiscal year, and the items required pursuant to Items 1122 and 1123 of Regulation AB of the Act.

The Depositor does not intend to file with the SEC any reports required under Section 13(a), 13(c), 14 or 15(d) of the Exchange Act with respect to a trust following completion of the reporting period required by Rule 15d-1 or Regulation 15D under the Exchange Act.  Unless specifically stated in the report, the reports and any information included in the report will neither be examined nor reported on by an independent public accountant.  Each Issuing Entity formed by the Depositor will have a separate file number assigned by the SEC, which unless otherwise specified in the related prospectus supplement is not available until filing of the final prospectus supplement related to the series.  Reports filed with respect to an Issuing Entity with the SEC after the final prospectus supplement is filed will be available under that Issuing Entity’s specific number, which will be a series number assigned to the file number of the Depositor shown above.

The distribution and pool performance reports filed on Form 10-D will be forwarded to each securityholder as specified in “Description of the Transaction Documents—Statements to Securityholders” in this prospectus.  For the time period that each Issuing Entity is required to report under the Exchange Act, the Depositor, on behalf of each Issuing Entity, will file the Issuing Entity’s annual reports on Form 10-K, distribution reports on Form 10-D, any current reports on Form 8-K, and amendments to those reports with the SEC.  Such reports will be available on a website as indicated in the related prospectus supplement, as soon as reasonably practicable after such reports are filed with the SEC.

Static Pool Data—Static pool data with respect to the delinquency, cumulative loss and prepayment data for each Issuing Entity or the static pool performance of all Leases originated by either Centers or BMW FS and included in BMW FS’ managed Lease portfolio by vintage origination year will be attached as an appendix to each prospectus supplement or will be made available through a website.  If static pool data is available through a website, the prospectus supplement related to each series will contain the website address to obtain this information.  Except as stated below, the static pool data provided through any website will be deemed part of this prospectus and the registration statement of which this prospectus is a part from the date of the related prospectus supplement.

Notwithstanding the foregoing, the following information shall not be deemed part of the prospectus or the registration statement of which this prospectus is a part:

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with respect to information regarding prior securitized pools or vintage pools of the sponsor that do not include the currently offered pool, information regarding prior securitized pools or vintage pools that were established before January 1, 2006; and

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with respect to information regarding the pool described in the related prospectus supplement, information about the pool for periods before January 1, 2006.

Copies of the static pool data presented on a website and deemed part of this prospectus may be obtained upon written request by the securityholders of the related series at the address specified in the related prospectus supplement.  Copies of information related to the period prior to January 1, 2006 may also be obtained upon written request.

Weighted Average Lives of the Securities

Information regarding maturity and prepayment considerations with respect to each series of Notes will be set forth under “Weighted Average Lives of the Notes” in the applicable prospectus supplement and “Risk Factors — You may experience reduced returns on your investments resulting from prepayments on the leases, events of default, optional redemption, reallocation of the leases and the leased vehicles from the SUBI or early termination of the issuing entity” in this prospectus. The rate of payment of principal and yield to maturity of each class of Notes will be directly related to the rate at which payments on or in respect of the related Specified Leases and the Specified Vehicles are made (including scheduled payments on and prepayments and liquidations of the Specified Leases) and losses on those Specified Leases and Specified Vehicles, which cannot be predicted with certainty.

A prepayment of a Specified Lease in full may be in the form of:

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 payments resulting from a voluntary early termination of the Specified Lease;

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Sales Proceeds, Termination Proceeds or Recovery Proceeds following a default by or bankruptcy of the related user-lessee; or

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Reallocation Payments and other repurchases made by the servicer.

The rate of prepayments on the related Specified Leases may be influenced by a variety of economic, social and other factors, including competing automobile lessors and the conditions in the used automobile market.

BMW FS is not aware of any publicly available industry statistics setting forth termination rates for automobile leases similar to the Specified Leases. Neither BMW FS nor the Issuing Entity can assure that prepayments on the Specified Leases will conform to any historical experience, nor can they predict the actual prepayment rates that may be experienced on the Specified Leases. See “Delinquencies, Repossessions and Loss Information” in the related prospectus supplement.

The effective yield on, and average lives of, a series of Notes will depend on, among other things, the amount of scheduled payments on or in respect of the related Specified Leases and related the Specified Vehicles and the rate at which such payments are made to such noteholders. The timing of changes in the rate of payments in respect of the Specified Vehicles also may affect significantly an investor’s actual yield to maturity and the average lives of a series of

Notes. A substantial increase in the rate of payments on or in respect of the related Specified Leases and related Specified Vehicles (including liquidations of the related Specified Leases) may shorten the final maturities of, and may significantly affect the yields on, the related series of Notes.

An investor’s expected yield will be affected by:

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the price paid for the Notes of a series,

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the rate of prepayments of the related Specified Leases, and

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the investor’s assumed reinvestment rate.

These factors do not operate independently, but are interrelated. For example, if prepayments on the related Specified Leases are slower than anticipated, an investor’s yield may be lower if interest rates are higher than anticipated and higher if interest rates are lower than anticipated. Conversely, if prepayments on the related Specified Leases are faster than anticipated, an investor’s yield may be higher if interest rates are higher than anticipated and lower if interest rates are lower than anticipated.

In addition, if not previously paid prior to such time, the Notes of a series will be prepaid in full if the servicer has an option to purchase the related SUBI Certificate and other assets of the related Issuing Entity and exercises that option. See “Description of the Transaction Documents — Termination” in this prospectus and “Description of the Transaction Documents—Optional Purchase” in the applicable prospectus supplement.

Note Factors, Certificate Factor and Trading Information

The “Note Factor” for each class of Notes of a series will be a two-digit decimal that the servicer will compute for each payment date, which will represent the remaining outstanding principal amount of that class of Notes as of that payment date, after giving effect to payments made on the payment date, expressed as a fraction of the initial outstanding principal amount of that class of Notes. Unless otherwise specified in the applicable prospectus supplement, the Note Factor for each class of Notes of a series will initially be 1.0000000, and will thereafter decline to reflect reductions in the unpaid principal amount of that class of Notes. A noteholder’s portion of the principal amount of a particular class of Notes will be the product of (a) the original denomination of that class of Notes and (b) the applicable Note Factor.

The “Certificate Factor” for the Certificates of a series will be a seven-digit decimal that the servicer will compute for each payment date, which will represent the remaining outstanding principal amount of the Certificates as of that payment date, after giving effect to payments made on the payment date, expressed as a fraction of the initial outstanding principal amount of the Certificates. The Certificate Factor will initially be 1.0000000, and will thereafter decline to reflect reductions on the Certificate Balance.

The securityholders will receive monthly reports concerning payments received on the related Specified Leases and Specified Vehicles, each Certificate Factor and Note Factor, as applicable, and various other items of information.

The Notes

General

Each Issuing Entity will issue one or more classes (each, a “class”) of Notes pursuant to the terms of an indenture (the “Indenture”).  A form of the Indenture has been filed as an exhibit to the registration statement of which this prospectus is a part.  The following summary describes the material terms of the Notes and the Indenture.  The summary does not purport to be complete and is subject to, and is qualified in its entirety by reference to, all the provisions of the Notes and the Indenture.

Each class of Notes of a series will initially be represented by one or more notes, in each case registered in the name of the nominee of DTC, except as set forth below.  Notes will be available for purchase in the denominations specified in the applicable prospectus supplement in book-entry form only.  The Depositor has been informed by DTC that DTC’s nominee will be Cede, unless another nominee is specified in the applicable prospectus supplement.  Accordingly, that nominee is expected to be the sole holder of record of the Notes of each class of a series.  No noteholder will be entitled to receive a physical certificate representing a note until definitive securities are issued under the limited circumstances described in this prospectus or in the applicable prospectus supplement.  All references in this prospectus and in the applicable prospectus supplement to actions by noteholders refer to actions taken by DTC upon instructions from DTC Participants and all references in this prospectus and in the applicable prospectus supplement to payments, notices, reports and statements to noteholders refer to payments, notices, reports and statements to DTC or its nominee, as the registered holder of the Notes, for distribution to noteholders in accordance with DTC’s procedures.  We refer you to “Additional Information Regarding the Securities—Book-Entry Registration” and “—Definitive Securities” in this prospectus.

Principal and Interest on the Notes

The applicable prospectus supplement will describe the timing and priority of payment, seniority, allocations of losses, the interest rate and amount of or method of determining payments of principal and interest on each class of Notes of a given series.  The rights of holders of any class of Notes to receive payments of principal and interest may be senior or subordinate to the rights of holders of any other class or classes of Notes of that series.  Payments of interest on a class of Notes will generally be made prior to payments of principal on that class. A series may include one or more classes of Notes entitled to either principal payments with disproportionate, nominal or no interest payments or interest payments with disproportionate, nominal or no principal payments (which we refer to in this prospectus as the “Strip Notes”).  Each class of Notes of a series may have a different interest rate, which may be a fixed, variable or adjustable interest rate (and which may be zero for some classes of Strip Notes), or any combination of the foregoing.  The applicable prospectus supplement will specify the interest rate for each class of Notes of a given series or the method for determining the interest rate.  We refer you to “Additional Information Regarding the Securities—Fixed Rate Securities” and “—Floating Rate Securities” in this prospectus.  One or more classes of Notes of a series may be redeemable in whole or in part as a result of the servicer exercising its option to purchase the assets of the related Issuing Entity or other early termination of the related Issuing Entity.  No Notes of a series will be redeemable by the related Issuing Entity or the related noteholder.

One or more classes of Notes of a given series may have fixed principal payment schedules, in the manner and to the extent set forth in the applicable prospectus supplement.  Noteholders of those Notes would be entitled to receive as payments of principal on any given payment date the amounts set forth on that schedule with respect to those Notes.

One or more classes of Notes of a given Issuing Entity may have targeted scheduled payment dates, in the manner and to the extent set forth in the applicable prospectus supplement. Such Notes will be paid in full on their respective targeted scheduled payment dates to the extent the related Issuing Entity is able to issue certain variable pay term notes in sufficient principal amounts. The proceeds of issuance of such variable pay term notes, which may be issued publicly or privately, will be applied to pay the specified class of Notes, in the manner set forth in the applicable prospectus supplement, and such variable pay term notes will receive principal payments in the amounts and with the priority specified in the applicable prospectus supplement.

To the extent provided in the related prospectus supplement, payments of interest to noteholders of two or more classes of Notes within a series may have the same priority.  Under some circumstances, on any payment date the amount available for those payments could be less than the amount of interest payable on the Notes.  If this is the case, each class of noteholders will receive its ratable share (based upon the aggregate amount of interest due to that class of noteholders) of the aggregate amount of interest available for payment on such Notes.  We refer you to “Description of the Transaction Documents—Credit and Cash Flow Enhancement” in this prospectus.

If a series of Notes includes two or more classes of Notes, the sequential order and priority of payment in respect of principal and interest, and any schedule or formula or other provisions, of each of those classes will be set forth in the applicable prospectus supplement.  Payments of principal and interest within any class of Notes will be made on a pro rata basis among all the noteholders of that class.

The Indenture

Modification of Indenture.  An Issuing Entity and the indenture trustee may, with the consent of the holders of a majority of the outstanding Notes of the related series (or relevant class or classes of Notes of the series), execute a supplemental indenture to add provisions to, change in any manner or eliminate any provisions of, the related Indenture, or modify (except as provided below) in any manner the rights of the related noteholders.

Without the consent of the holder of each outstanding affected Note, no supplemental indenture will:

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change:

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the due date of any installment of principal of or interest on that Note or reduce the principal amount of that Note;

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the interest rate for that Note or the redemption price for that Note;

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provisions of the Indenture relating to the application of collections on, or proceeds of a sale of, the trust estate to payments of principal and interest on the Note; or

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any place of payment where or the coin or currency in which that Note or any interest on that Note is payable;

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impair the right to institute suit for the enforcement of specified provisions of the related Indenture regarding payment;

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reduce the percentage of the aggregate amount of the outstanding Notes of a series of Notes, the consent of the holders of which is required for any supplemental indenture or any waiver of compliance with specified provisions of the related Indenture or of specified defaults and their consequences as provided for in that Indenture;

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modify or alter the provisions of the related Indenture regarding the voting of Notes held by the applicable Issuing Entity, the administrator, the Depositor or an affiliate of any of them;

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reduce the percentage of the aggregate outstanding amount of Notes, the consent of the holders of which is required to direct the related indenture trustee to sell or liquidate the Trust Estate if the proceeds of that sale would be insufficient to pay the principal amount of and accrued but unpaid interest on the outstanding Notes of that series;

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reduce the percentage of the aggregate principal amount of Notes required to amend the sections of the related Indenture that specify the applicable percentages of aggregate principal amount of the Notes of a series necessary to amend the Indenture or other specified agreements; or

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permit the creation of any lien ranking prior to or on a parity with the lien of the related Indenture with respect to any of the collateral for that Note or, except as otherwise permitted or contemplated in the Indenture, terminate the lien of that Indenture on any of the collateral or deprive the holder of any Note of the security afforded by the lien of the Indenture;

provided that each rating agency rating the Notes or Certificates of the related series confirms in writing that such supplemental indenture shall not cause the then-current rating of any class of Notes or the Certificates to be qualified, reduced or withdrawn or, if otherwise specified in the related Transaction Documents, such rating agency has not confirmed in writing that such supplemental indenture shall cause the then-current rating of any class of Notes or the Certificates to be qualified, reduced or withdrawn.

The Issuing Entity and the indenture trustee may also enter into supplemental indentures, without the consent of the noteholders, and with written notice to each rating agency rating the Notes or Certificates of the related series, for any of the following purposes:

1.

to correct or amplify the description of any property at any time subject to the lien of the related Indenture, or better to assure, convey or confirm unto the related indenture trustee any property subject or required to be subjected to the lien of this Indenture, or to subject additional property to the lien of the related Indenture;

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to evidence the succession, in compliance with the applicable provisions of the related Indenture, of another Person to the related Issuing Entity and the assumption by any such successor of the covenants of such Issuing Entity contained in the related Indenture and in the Notes;

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to add to the covenants of an Issuing Entity for the benefit of the related Noteholders or to surrender any right or power under the related Indenture conferred upon the related Issuing Entity;

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to convey, transfer, assign, mortgage or pledge any property to or with the related indenture trustee;

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to cure any ambiguity, correct or supplement any provision in the related Indenture or in any supplemental indenture that may be defective or inconsistent with any other provision in such Indenture or in any supplemental indenture or make any other provisions with respect to matters or questions arising under such Indenture or in any supplemental indenture that shall not be inconsistent with the provisions of the applicable Indenture; provided that such other provisions shall not adversely affect the interests of the related Noteholders;

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to evidence and provide for the acceptance of the appointment under an Indenture by a successor trustee with respect to the Notes or to add to or change any of the provisions of such Indenture as shall be necessary to facilitate the administration of the trusts under the Indenture by more than one trustee, pursuant to the requirements set forth therein; or

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to modify, eliminate or add to the provisions of an Indenture to such extent as shall be necessary to effect the qualification of such Indenture under the TIA or under any similar federal statute hereafter enacted and to add to such Indenture such other provisions as may be expressly required by the TIA;

An Issuing Entity and the related indenture trustee may execute a supplemental indenture for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, the related Indenture or for the purpose of modifying in any manner (other than the modifications set forth above, which require the consent of the holder of each outstanding affected Note) the rights of the Noteholders under such Indenture; provided, that

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such action will not materially adversely affect the interests of any noteholder;

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each rating agency rating the Notes or Certificates of the related series confirms in writing that such supplemental indenture shall not cause the then-current rating of any class of Notes or the Certificates to be qualified, reduced or withdrawn or, if otherwise specified in the related Transaction Documents, such rating agency has not confirmed in writing that such supplemental indenture shall cause the then-current rating of any class of Notes or the Certificates to be qualified, reduced or withdrawn.

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an opinion of counsel as to certain tax matters is delivered.

Indenture Defaults; Rights Upon an Indenture Default.   With respect to the Notes of a given series, events of defaults under the related Indenture (each, an “Indenture Default”) will consist of the occurrence and continuation of any of the following:

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a default for five days or more in the payment of interest on the Notes of a series specified in the related prospectus supplement when the same becomes due and payable;

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a default in the payment of principal of a class of Notes of a series on the related final scheduled payment date as specified in the related prospectus supplement or on a payment date fixed for redemption of the Notes;

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a default in the observance or performance in any material respect of any covenant or agreement, or any representation or warranty made in the Indenture or in any certificate or writing delivered under the Indenture proves to have been incorrect in any material respect at the time made, and the continuation of that default for a period of 30 days after written notice thereof is given to that Issuing Entity by the indenture trustee or to that Issuing Entity and the indenture trustee by the holders of not less than 25% of the aggregate principal amount of the Notes of that series; or

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certain events of bankruptcy, insolvency, receivership or liquidation of that Issuing Entity.

Notwithstanding the foregoing, a delay in or failure of performance referred to under bullet (1) for a period of 45 days, under bullet (2) for a period of 60 days or under bullet (3) for a period of 120 days, will not constitute an Indenture Default if that failure or delay was caused by force majeure or other similar occurrence.

Noteholders holding at least a majority of the aggregate principal amount of the Notes of a series may waive any past default or Indenture Default as it relates to that series prior to the declaration of the acceleration of the maturity of the Notes, except a default in the payment of principal of or interest on any of the Notes, or in respect of any covenant or provision in the Indenture that cannot be modified or amended without unanimous consent of the noteholders.

If an Indenture Default occurs and is continuing, the indenture trustee, at the direction of the holders of a majority of the aggregate principal amount of the Notes of a series, may declare the principal of the Notes of such series to be immediately due and payable. This declaration may be rescinded by the holders of a majority of the aggregate principal amount of the Notes of such series before a judgment or decree for payment of the amount due has been obtained by the indenture trustee if:

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the related Issuing Entity has deposited with the indenture trustee an amount sufficient to pay (1) all interest on and principal of the Notes of that series as if the Indenture Default giving rise to that declaration had not occurred and (2) all amounts advanced by the indenture trustee and its costs and expenses, and

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all Indenture Defaults (other than the nonpayment of principal of the Notes of that series that has become due solely due to that acceleration) have been cured or waived.

If the Notes of a series have been declared due and payable following an Indenture Default, the related indenture trustee may institute proceedings to collect amounts due, exercise remedies as a secured party, including foreclosure or sale of the related Trust Estate, or elect to maintain the Trust Estate and continue to apply proceeds from the Trust Estate as if there had been no declaration of acceleration. A indenture trustee may not, however, sell the related Trust Estate following an Indenture Default (other than the occurrence of an Indenture Default described in the first two bullet points in the definition thereof) unless:

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100% of the noteholders of the related series consent thereto;

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the proceeds of that sale are sufficient to pay in full the principal of and the accrued interest on all outstanding Securities of that series, or

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the indenture trustee determines that the Trust Estate would not be sufficient on an ongoing basis to make all required payments of principal and interest on the Notes when due and payable and the indenture trustee obtains the consent of holders of at least 66 2/3% of the aggregate principal amount of the outstanding Notes of that series.

An indenture trustee may, but is not required to, obtain and rely upon an opinion of an independent accountant or investment banking firm as to the sufficiency of the Trust Estate to pay interest on and principal of the Notes of a series on an ongoing basis. Any sale of the Trust Estate of an Issuing Entity is subject to the requirement that an opinion of counsel be delivered to the effect that such sale will not cause the Vehicle Trust or an interest therein or a portion thereof to be classified as an association, or a publicly traded partnership, taxable as a corporation for federal income tax purposes.

In the event of a sale of a Trust Estate following the occurrence of an Indenture Default under the circumstances described in the prior paragraph, at the direction of the related indenture trustee, the proceeds of such sale, including any available monies on deposit in any Reserve Fund, will be distributed as described in the applicable prospectus supplement.

Subject to the provisions of the Indenture relating to the duties of the indenture trustee, if an Indenture Default occurs and is continuing, the indenture trustee will be under no obligation to exercise any of the rights or powers under the Indenture at the request or direction of any of the noteholders if the indenture trustee reasonably believes it will not be adequately indemnified against the costs, expenses and liabilities that might be incurred by it in complying with that request. Subject to such provisions for indemnification and some limitations contained in the Indenture, the holders of at least a majority of the aggregate principal amount of the Notes will have the right to direct the time, method and place of conducting any proceeding or any remedy available to the indenture trustee or exercising any trust power conferred on the indenture trustee.

No noteholder will have the right to institute any proceeding with respect to the Indenture unless:

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that noteholder previously has given the indenture trustee written notice of a continuing Indenture Default,

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noteholders holding not less than 25% of the aggregate principal amount of the outstanding Notes, voting together as a single class, have made written request of the indenture trustee to institute that proceeding in its own name as indenture trustee under the Indenture,

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the noteholder has offered the indenture trustee indemnity satisfactory to it,

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the indenture trustee has for 60 days failed to institute that proceeding, and

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no direction inconsistent with that written request has been given to the indenture trustee during that 60 day period by noteholders holding a majority of the aggregate principal amount of the outstanding Notes.

In addition, each indenture trustee and the related noteholders, by accepting the related Notes, will covenant that they will not at any time that is prior to one year and one day after the date upon which all obligations and payments under the related transaction documents have been paid in full, institute against the applicable Issuing Entity any bankruptcy, reorganization or other proceeding under any federal or state bankruptcy or similar law.

Any Notes owned by the Depositor, the servicer or any of their affiliates will be entitled to equal and proportionate benefits under the Transaction Documents, except that such Notes while unpledged will not be considered to be outstanding for the purpose of determining whether the requisite percentage of noteholders of a series have given any request, demand, authorization, direction, notice, consent or other action under the related Indenture.

With respect to any Issuing Entity, neither the related indenture trustee nor the related owner trustee in their respective individual capacities, nor any holder of a Certificate of a series, nor any of their respective owners, beneficiaries, agents, officers, directors, employees, successors or assigns will, in the absence of an express agreement to the contrary, be personally liable for the payment of interest on or principal of the Notes of the related series or for the agreements of that Issuing Entity contained in the applicable Indenture.

Particular Covenants.  Each Indenture will provide that the related indenture trustee may not consolidate with or merge into any other entity, or convey or transfer any of its assets, including those included in the assets of the Issuing Entity, unless, among other things,

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the entity formed by or surviving the consolidation or merger is organized under the laws of the United States or any state and meets certain requirements set forth in the related Indenture; and

2.

the indenture trustee provides each rating agency rating the Securities of the related series with written notice of any such merger or consolidation within 30 days of such consolidation or merger.

Each Issuing Entity will not, so long as any Notes are outstanding, among other things,

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except as expressly permitted by the applicable Indenture, the applicable Transaction Documents or other specified documents with respect to that Issuing Entity, sell, transfer, exchange or otherwise dispose of any of the assets of the Issuing Entity unless directed to do so by the indenture trustee;

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claim any credit on or make any deduction from the principal of and interest payable on the notes of the related series (other than amounts withheld under the Internal Revenue Code of 1986, as amended or applicable state law) or assert any claim against any present or former holder of those notes because of the payment of taxes levied or assessed upon the Issuing Entity;

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except as expressly permitted by the Transaction Documents, dissolve or liquidate in whole or in part;

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permit the validity or effectiveness of the related Indenture to be impaired or permit any person to be released from any covenants or obligations under the Indenture except as may be expressly permitted by the Indenture;

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permit any lien or other encumbrance (other than the lien of the related Indenture) to be created on or extend to or otherwise arise upon or burden the assets of the Issuing Entity or any part of the Issuing Entity, or any interest in the assets of the Issuing Entity or the proceeds of those assets; or

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assume, incur or guarantee any indebtedness other than the related Notes or as expressly permitted by the related Indenture or the Transaction Documents.

The Issuing Entity may not engage in any activities other than financing, acquiring, owning, leasing (subject to the lien of the Indenture), pledging and managing the related SUBI Certificate as contemplated by the Indenture and the other Transaction Documents.

Replacement of the Indenture Trustee.  An indenture trustee may resign at any time by so notifying the related Issuing Entity, the servicer and each rating agency rating the Notes or Certificates of the related series. An Issuing Entity may remove the related indenture trustee if the indenture trustee:

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ceases to be eligible to continue as the indenture trustee,

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is adjudged to be bankrupt or insolvent, or

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otherwise becomes incapable of acting.

Following that removal, the Issuing Entity of a series may appoint a successor indenture trustee. Any successor indenture trustee must at all times satisfy all applicable requirements of the Trust Indenture Act of 1939 (the “TIA”), and in addition, have a combined capital and surplus of at least $50,000,000 and a long-term debt rating of “A” or better by each rating agency rating the Notes or Certificates of the related series or be otherwise acceptable to each rating agency rating the  Notes or Certificates of the related series. Each rating agency rating the Notes or Certificates of the related series must confirm or not confirm in writing, as applicable, that the appointment of the successor indenture trustee would not cause the then-current rating on any class of related Notes or Certificates to be qualified, reduced or withdrawn.

Upon the resignation or removal of an indenture trustee, the applicable Issuing Entity will be required promptly to appoint a successor indenture trustee.

Annual Compliance Statement.  The Issuing Entity will be required to file an annual written statement with the indenture trustee certifying the fulfillment of its obligations under the Indenture.

Reports and Documents by Indenture Trustee to Noteholders.  If required by the TIA, the indenture trustee for each series of Notes will mail to the related noteholders of record a brief report relating to its eligibility and qualification to continue as indenture trustee under the related Indenture, any amounts advanced by it under the related Indenture, the outstanding principal amount, the Note Rate and the note final scheduled payment date in respect of each class of Notes, the indebtedness owing by the Issuing Entity to the indenture trustee in its individual capacity, the property and funds physically held by the indenture trustee and any action taken by the indenture trustee that materially affects the Notes of the related series and that has not been previously reported.

The indenture trustee for each series of Notes will also deliver, at the expense of the related Issuing Entity, to each noteholder of that series such information as may be reasonably requested (and reasonably available to the indenture trustee) to enable such holder to prepare its federal and state income tax returns.

The indenture trustee for each series of Notes will be required to furnish to any related noteholder promptly upon receipt of a written request by such noteholder (at the expense of the requesting noteholder) duplicates or copies of all reports, notices, requests, demands, certificates and any other documents furnished to the indenture trustee under the Transaction Documents.

If required by TIA Section 313(a), beginning in the year stated in the applicable prospectus supplement, the indenture trustee for each series of Notes will be required to mail to each noteholder as required by TIA Section 313(c) a brief report dated as of such date that complies with TIA Section 313(a).

Under the Servicing Agreement, each Issuing Entity will cause the servicer to deliver to the indenture trustee, the owner trustee and each paying agent, if any, on or prior to the related payment date, a report describing distributions to be made to the noteholders for the related collection period and accrual period. The form of such report will be described in the applicable prospectus supplement. The indenture trustee will make such reports available to the noteholders pursuant to the terms of the Indenture.

Satisfaction and Discharge of Indenture.  The Indenture will be discharged with respect to the collateral securing the Notes upon the delivery to the indenture trustee for cancellation of all of the Notes or, with some limitations (including receipt of certain opinions with respect to tax matters) upon deposit with the indenture trustee of funds sufficient for the payment in full of all of the Notes, including interest, and any fees, expenses and indemnities due and payable to the owner trustee or the indenture trustee.

The Certificates

General

Each Issuing Entity will issue one or more classes of Certificates pursuant to the terms of a Trust Agreement.  A form of the Trust Agreement has been filed as an exhibit to the registration statement of which this prospectus is a part.   The Certificates will not be offered pursuant to the applicable prospectus supplement.

It is anticipated that the Certificates will either be initially retained by the Depositor or sold in one or more private placements.  The applicable prospectus supplement will describe the timing and priority of payment on the Certificates as such payments relate to the Notes of the related series.

Payments of Principal and Interest

The timing and priority of payments, seniority, allocations of losses, the pass-through rate and interest rate and amount of or method of determining payments with respect to principal and interest of each class of Certificates will be described in the applicable prospectus supplement.  Payments of interest on those Certificates will be made on the related payment dates.  Payments of interest in respect of the Certificates of a given series shall be subordinate to payments of interest in respect of the Notes of that series as more fully described in the applicable prospectus supplement.  Payments of principal in respect of the Certificates of a given series shall be subordinate to payments of interest and principal in respect of the Notes of that series as more fully described in the applicable prospectus supplement.

The rights of holders of any class of Certificates to receive payments of principal and interest may also be senior or subordinate to the rights of holders of any other class or classes of Certificates of that series as more fully described in the applicable prospectus supplement.  Payments in respect of principal of and interest on any class of Certificates will be made on a pro rata basis among all the Certificateholders of that class.

Additional Information Regarding the Securities

Fixed Rate Securities

Any class of Securities (other than some classes of Strip Notes) may be Fixed Rate Securities or Floating Rate Securities, as more fully described below and in the applicable prospectus supplement.  A class of “Fixed Rate Securities” will be a security that bears interest at the applicable per annum interest rate specified in the applicable prospectus supplement.  Interest on each class of Fixed Rate Securities will be computed on the basis of a 360-day year consisting of twelve 30-day months or other day count basis as is specified in the applicable prospectus supplement.  We refer you to “The Notes—Principal and Interest on the Notes” in this prospectus.

Floating Rate Securities

Interest Rate Basis.  A class of “Floating Rate Securities” will be a security that bears interest during each applicable accrual period at a rate per annum (referred to in this prospectus as the “Base Rate”), which will be on an index, which shall be one or more of the following: (a) LIBOR (“LIBOR Securities”), (b) the Commercial Paper Rate (“Commercial Paper Rate Securities”), (c) the Treasury Rate (“Treasury Rate Securities”), (d) the Federal Funds Rate (“Federal Funds Rate Securities”), (e) the CD Rate (“CD Rate Securities”) or (f) the Prime Rate (“Prime Rate Securities”).  In addition, a Floating Rate Security may bear interest at a rate determined by reference to the lowest of two or more Base Rates.  The Base Rate for any Floating Rate Security will in turn be determined, if applicable, by reference to the Index Maturity specified in the applicable prospectus supplement.  The interest rate on each Floating Rate Security will be calculated by reference to such Base Rate, plus or minus the Spread, if any, and/or multiplied by the Spread Multiplier, if any, in each case as specified in the applicable prospectus supplement.

Interest Reset Dates.  Each applicable prospectus supplement will specify the date on which the Interest Rates will be reset (the “Interest Reset Date”) and the specified period, whether daily, weekly, monthly, quarterly, semiannually or annually during which the Interest Rate will be reset (the “Interest Reset Period”) for each class of Floating Rate Securities.  Unless otherwise specified in the applicable prospectus supplement, the Interest Reset Date will be, in the case of Floating Rate Securities which reset:

(1)

daily, each business day;

(2)

weekly, the Wednesday of each week (with the exception of weekly reset Treasury Rate Securities which will reset the Tuesday of each week except as described below);

(3)

monthly, the third Wednesday of each month;

(4)

quarterly, the third Wednesday of March, June, September and December of each year,

(5)

semiannually, the third Wednesday of the two months specified in the applicable prospectus supplement; or

(6)

annually, the third Wednesday of the month specified in the applicable prospectus supplement.

Unless otherwise specified in the related prospectus supplement, if any Interest Reset Date for any Floating Rate Security would otherwise be a day that is not a business day, the applicable Interest Reset Date will be postponed to the next succeeding day that is a business day, except that in the case of a floating Rate Security as to which LIBOR is an applicable Base Rate, if that business day falls in the next succeeding calendar month, that Interest Reset Date will be the immediately preceding business day.  In addition, in the case of a floating Rate Security for which the Treasury Rate is an applicable interest rate Basis, if the Interest Determination Date would otherwise fall on an Interest Reset Date, then the applicable Interest Reset Date will be postponed to the next succeeding business day.

The “Interest Determination Date” means the date on which the applicable interest rate for one or more classes of Floating Rate Securities will be determined for the next succeeding accrual period.  The Interest Determination Dates will be as follows:

•

The Interest Determination Date for the CD Rate, the Commercial Paper Rate and the Federal Funds Rate will be the second Business Day preceding each Interest Reset Date for the related Floating Rate Security;

•

The Interest Determination Date for LIBOR will be the second London Banking Day preceding each Interest Reset Date;

•

The Interest Determination Date for the Treasury Rate will be the day in the week in which the related Interest Reset Date falls on which day Treasury Bills, as defined below, are normally auctioned.  Treasury Bills are normally sold at auction on Monday of each week, unless that day is a legal holiday, in which case the auction is normally held on the following Tuesday, except that the auction may be held on the preceding Friday; provided, however, that if an auction is held on the Friday of the week preceding the related Interest Reset Date, the related Interest Determination Date will be that preceding Friday; and provided further, that if an auction falls on any Interest Reset Date, then the related Interest Reset Date will instead be the first Business Day following that auction.

Except as set forth above or in the applicable prospectus supplement, the interest rate in effect on each date will be:

•

if the date is an Interest Reset Date, the interest rate determined on the related Interest Determination Date, as defined below, immediately preceding that Interest Reset Date, or

•

if the day is not an Interest Reset Date, the interest rate determined on the related Interest Determination Date immediately preceding the most recent Interest Reset Date.

Interest Payments.  The interest payment dates will be specified in the applicable prospectus supplement.  Unless otherwise specified in the related prospectus supplement, if any payment date for a Floating Rate Security (other than the final payment date) would otherwise be a day that is not a business day, that payment date will be the next succeeding day that is a business day except that in the case of a Floating Rate Security as to which LIBOR is the applicable Base Rate, if the business day falls in the next succeeding calendar month, the applicable payment date will be the immediately preceding business day.  If the final payment date of a Floating Rate Security falls on a day that is not a business day, the payment of principal, premium, if any, and interest will be made on the next succeeding business day, and no interest on that payment shall accrue for the period from and after that scheduled payment date.

Floating Rate Securities may accrue interest on an “Actual/360” basis, an “Actual/Actual” basis, or a “30/360” basis, in each case as specified in the applicable prospectus supplement.  For Floating Rate Securities calculated on an Actual/360 basis and Actual/Actual basis, accrued interest for each accrual period will be calculated by multiplying:

(1)

the face amount of the Floating Rate Security;

(2)

the applicable interest rate; and

(3)

the actual number of days in the related accrual period, and dividing the resulting product by 360 or 365, as applicable (or, with respect to an Actual/Actual basis Floating Rate Security, if any portion of the related accrual period falls in a leap year, the product of (1) and (2) above will be multiplied by the sum of (x) the actual number of days in that portion of that accrual period falling in a leap year divided by 366 and (y) the actual number of days in that portion of that accrual period falling in a non-leap year divided by 365).

For Floating Rate Securities calculated on a 30/360 basis, accrued interest for an accrual period will be computed on the basis of a 360-day year consisting of twelve 30-day months, irrespective of how many days are actually in that accrual period.  With respect to any Floating Rate Security that accrues interest on a 30/360 basis, if any payment date, including the related final payment date, falls on a day that is not a business day, the related payment of principal or interest will be made on the next succeeding business day as if made on the date that payment was due, and no interest will accrue on the amount so payable for the period from and after that payment date.

Maximum and Minimum interest rates.  As specified in the applicable prospectus supplement, Floating Rate Securities of a given class may also have either or both of the following (in each case expressed as a rate per annum):

•

a maximum limitation, or ceiling, on the rate at which interest may accrue during any accrual period, which may be an available funds cap rate (referred to in this prospectus as the Maximum interest rate); and

•

a minimum limitation, or floor, on the rate at which interest may accrue during any accrual period (referred to in this prospectus as the Minimum interest rate).

In addition to any Maximum interest rate that may be applicable to any class of Floating Rate Securities, the interest rate applicable to any class of Floating Rate Securities will in no event be higher than the maximum rate permitted by applicable law, as the same may be modified by United States law of general application.

Calculation Agent.  If so disclosed in the related prospectus supplement, an Issuing Entity with respect to which a class of Floating Rate Securities will be issued will appoint, and enter into agreements with, a calculation agent (each, a “Calculation Agent”) to calculate interest rates on each class of Floating Rate Securities.  The applicable prospectus supplement will set forth the identity of the Calculation Agent for each class of Floating Rate Securities of a given series, which may be the related owner trustee or indenture trustee with respect to that series.  All determinations of interest by the Calculation Agent shall, in the absence of manifest error, be conclusive for all purposes and binding on the holders of Floating Rate Securities of a given class.  All percentages resulting from any calculation on Floating Rate Securities will be rounded to the nearest one hundred-thousandth of a percentage point, with five one millionths of a percentage point rounded upwards (e.g., 9.876545% (or .09876545) would be rounded to 9.87655% (or .0987655)), and all dollar amounts used in or resulting from that calculation on Floating Rate Securities will be rounded to the nearest cent (with one-half cent being rounded upwards).

CD Rate Securities.  Each CD Rate Security will bear interest at the rates calculated with reference to the CD Rate and the number of basis points to be added to or subtracted from the related Base Rate applicable to the applicable Floating Rate Securities (the “Spread”) or the percentage of the related Base Rate applicable to one or more classes of Floating Rate Securities by which that Base Rate will be multiplied to determine the applicable interest rate on those Floating Rate Securities (the “Spread Multiplier”), if any, specified in that CD Rate Security and in the applicable prospectus supplement.

Unless otherwise indicated in the applicable prospectus supplement, CD Rate will mean, with respect to any Interest Determination Date relating to a CD Rate Security or any Interest Determination Date for a Floating Rate Security for which the interest rate is determined with reference to the CD Rate,

(1)

the rate on the applicable Interest Determination Date for negotiable United States dollar certificates of deposit having the Index Maturity specified in the applicable prospectus supplement as published in H.15(519) under the heading “CDs (secondary market),” or

(2)

if the rate referred to in clause (1) above is not published prior to 3:00 P.M., New York City time, on the related Calculation Date, then the CD Rate on the applicable Interest Determination Date will be the rate for negotiable United States dollar certificates of deposit of the Index Maturity designated in the applicable prospectus supplement as published in H.15 Daily Update (as defined below), or other recognized electronic source used for the purpose of displaying the applicable rate, under the heading “CDs (secondary market).”

(3)

if the rate referred to in clause (2) above is not so published by 3:00 P.M., New York City time, on the related Calculation Date, then the CD Rate for the applicable Interest Determination Date will be the rate calculated by the Calculation Agent as the arithmetic mean of the secondary market offered rates as of 10:00 A.M., New York City time, on the applicable Interest Determination Date of three leading nonbank dealers in negotiable United States dollar certificates of deposit in The City of New York selected by the Calculation Agent for negotiable United States dollar certificates of deposit of major United States money market banks for negotiable certificates of deposit with a remaining maturity closest to the period to maturity of the instrument or obligation with respect to which the Base Rate will be calculated (the “Index Maturity” designated in the applicable prospectus supplement in an amount that is representative for a single transaction in that market at that time.

(4)

if the dealers selected by the Calculation Agent are not quoting as set forth in clause (3) above, the CD Rate on the applicable Interest Determination Date will be the rate in effect on the applicable Interest Determination Date.

Commercial Paper Rate Securities.  Each Commercial Paper Rate Security will bear interest at the rates calculated with reference to the Commercial Paper Rate and the Spread or Spread Multiplier, if any, specified in that Commercial Paper Rate Security and in the applicable prospectus supplement.

Unless otherwise indicated in the applicable prospectus supplement, Commercial Paper Rate will mean, with respect to any Interest Determination Date relating to a Commercial Paper Rate Security or any Interest Determination Date for a Floating Rate Security for which the interest rate is determined with reference to the Commercial Paper Rate,

(1)

the Money Market Yield on the applicable Interest Determination Date of the rate for commercial paper having the Index Maturity specified in the applicable prospectus supplement as published in H.15(519) under the caption "Commercial Paper–Nonfinancial," or

(2)

if the rate referred to in clause (1) above is not published by 3:00 P.M., New York City time, on the related Calculation Date, then the Commercial Paper Rate will be the Money Market Yield on the applicable Interest Determination Date of the rate for commercial paper having the Index Maturity specified in the applicable prospectus supplement published in H.15 Daily Update, or other recognized electronic source for the purpose of displaying the applicable rate under the heading “Commercial Paper—Nonfinancial.”

(3)

if by 3:00 P.M.  New York City time, on the related Calculation Date, the Commercial Paper Rate is not yet published in either H.15(519) or H.15 Daily Update, then the Commercial Paper Rate for the applicable Interest Determination Date will be calculated by the Calculation Agent as the Money Market Yield of the arithmetic mean of the offered rates at approximately 11:00 A.M., New York City time, on the applicable Interest Determination Date of three leading dealers of United States commercial paper in The City of New York selected by the Calculation Agent for commercial paper having the Index Maturity specified in the applicable prospectus supplement placed for industrial issuers whose bond rating is “Aa” or the equivalent, by a nationally recognized securities rating organization.

(4)

If the dealers selected by the Calculation Agent are not quoting as mentioned in clause (3) above, the Commercial Paper Rate determined on the applicable Interest Determination Date will be the rate in effect on the applicable Interest Determination Date.

“Money Market Yield” means a yield (expressed as a percentage rounded upward to the nearest one hundred-thousandth of a percentage point) calculated in accordance with the following formula:

Money Market Yield =      D x 360        x 100

360 – (D x M)

where “D” refers to the applicable per annum rate for commercial paper quoted on a bank discount basis and expressed as a decimal, and “M” refers to the actual number of days in the accrual period for which interest is being calculated (from and including the last preceding Interest Payment Date for which interest on the relevant Floating Rate Security has been paid or provided for, or from the closing date, if applicable, and to but excluding the next following Interest Payment Date for such Note).

Federal Funds Rate Securities.  Each Federal Funds Rate Security will bear interest at the rates calculated with reference to the Federal Funds Rate and the Spread or Spread Multiplier, if any, specified in that Federal Funds Rate Security and in the applicable prospectus supplement.

Unless otherwise provided in the applicable prospectus supplement, “Federal Funds Rate” means, with respect to any Interest Determination Date relating to  Federal Funds Rate Security or any Interest Determination Date for a Floating Rate Security for which the interest rate is determined with reference to the Federal Funds Rate,

(1)

the rate on the applicable Interest Determination Date for United States dollar federal funds as published in H.15(519) under the heading “Federal Funds (Effective)” as displayed on Reuters Telerate LLC or any successor service on page 120 or any other page as may replace the applicable page on the service (“Telerate Page 120”).

(2)

if the rate referred to in clause (1) above does not appear on Telerate Page 120 or is not published prior to 3:00 P.M., New York City time, on the related Calculation Date, the Federal Funds Rate for the applicable Interest Determination Date will be the rate on the applicable Interest Determination Date for United States dollar federal funds published in H.15 Daily Update, or other recognized electronic source for the purpose of displaying the applicable rate under the heading “Federal Funds (Effective).”

(3)

if the Federal Funds Rate is not so published by 3:00 P.M., New York City time, on the related Calculation Date, the Federal Funds Rate for the applicable Interest Determination Date will be calculated by the Calculation Agent as the arithmetic mean of the rates for the last transaction in overnight United States dollar federal funds arranged by three leading brokers of United States dollar federal funds transactions in The City of New York selected by the Calculation Agent before 9:00 A.M., New York City time, on the applicable Interest Determination Date.

(4)

If brokers so selected by the Calculation Agent are not quoting as mentioned in clause (3) above, the Federal Funds Rate for the applicable Interest Determination Date will be the Federal Funds Rate in effect on the applicable Interest Determination Date.

LIBOR Securities.  Each LIBOR Security will bear interest at the rates calculated with reference to LIBOR and the Spread or Spread Multiplier, if any, specified in that LIBOR Security and in the applicable prospectus supplement.

Unless otherwise provided in the applicable prospectus supplement, “LIBOR” means:

1.

If “LIBOR Telerate” is specified in the applicable prospectus supplement, or if neither “LIBOR Reuters” nor “LIBOR Telerate” is specified in the applicable prospectus supplement as the method for calculating LIBOR, LIBOR will be the rate for deposits in the currency specified in the applicable prospectus supplement as the currency for which LIBOR will be calculated (the “Index Currency”) having the Index Maturity designated in the applicable prospectus supplement, commencing on the second London Banking Day immediately following the applicable Interest Determination Date that appears on the Designated LIBOR Page specified in the applicable prospectus supplement as of 11:00 A.M., London time, on the applicable Interest Determination Date, or

2.

If “LIBOR Reuters” is specified in the applicable prospectus supplement, LIBOR will be the arithmetic mean of the offered rates for deposits in the Index Currency having the Index Maturity designated in the applicable prospectus supplement, commencing on the second London Banking Day immediately following the applicable Interest Determination Date, that appear on the Designated LIBOR Page specified in the applicable prospectus supplement as of 11:00 A.M., London time, on the applicable Interest Determination Date, if at least two offered rates appear (except as provided in the following sentence).  If the Designated LIBOR Page by its terms provides for only a single rate, then the single rate will be used.

If no currency is specified in the applicable prospectus supplement, the Index Currency will be United States dollars.

The following procedures will be followed if LIBOR cannot be determined as described above:

(1)

With respect to an Interest Determination Date on which fewer than two offered rates appear, or no rate appears, as the case may be, on the applicable Designated LIBOR Page, LIBOR for the applicable Interest Determination Date will be the rate calculated by the Calculation Agent as the arithmetic mean of at least two quotations obtained by the Calculation Agent after requesting the principal London offices of each of four major reference banks in the London interbank market, as selected by the Calculation Agent, to provide the Calculation Agent with their offered quotations for deposits in the Index Currency for the period of the Index Maturity designated in the applicable prospectus supplement, commencing on the second London Banking Day immediately following the applicable  Interest Determination Date, to prime banks in the London interbank market at approximately 11:00 A.M., London time, on the applicable Interest Determination Date and in a principal amount that is representative for a single transaction in the applicable Index Currency in that market at that time.  If at least two quotations are provided, LIBOR determined on the applicable Interest Determination Date will be the arithmetic mean of those quotations.

(2)

If fewer than two quotations referred to in clause (1) above are provided, LIBOR determined on the applicable Interest Determination Date will be rate calculated by the Calculation Agent as the arithmetic mean of the rates quoted at approximately 11:00 A.M. (or another time specified in the applicable prospectus supplement), in the applicable Principal Financial Center, on the applicable Interest Determination Date, by three major banks, in that Principal Financial Center selected by the Calculation Agent for loans in the Index Currency to leading European banks, having the Index Maturity designated in the applicable prospectus supplement and in a principal amount that is representative for a single transaction in the Index Currency in that market at that time.

(3)

If the banks so selected by the Calculation Agent are not quoting as mentioned in clause (2) above, LIBOR for the applicable Interest Determination Date will be LIBOR in effect on the applicable Interest Determination Date.

“Designated LIBOR Page” means either:

•

if “LIBOR Telerate” is designated in the applicable prospectus supplement or neither “LIBOR Reuters” nor “LIBOR Telerate” is specified in the applicable prospectus supplement as the method for calculating LIBOR, the display on Reuters Telerate LLC or any successor service on the page designated in the applicable prospectus supplement or any page as may replace the designated page on that service for the purpose of displaying the London interbank rates of major banks for the applicable Index Currency.

•

if “LIBOR Reuters” is designated in the applicable prospectus supplement, the display on Reuters Monitor Money Rates Service or any successor service on the page designated in the applicable prospectus supplement or any page that may replace that designated page on that service for the purpose of displaying London interbank rates of major banks for the applicable Index Currency.

Treasury Rate Securities.  Each Treasury Rate Security will bear interest calculated with reference to the Treasury Rate and the Spread or Spread Multiplier, it any, specified in the Treasury Rate Security and in the applicable prospectus supplement.

Unless otherwise indicated in the applicable prospectus supplement, “Treasury Rate” will mean, with respect to any Interest Determination Date relating to a Treasury Rate Security or any Interest Determination Date for a Floating Rate Security for which the interest rate is determined with reference to the Treasury Rate,

(1)

the rate from the auction held on the applicable Interest Determination Date (“Auction”) of direct obligations of the United States (“Treasury Bills”) having the Index Maturity specified in the applicable prospectus supplement, under the heading “INVESTMENT RATE” on the display on Reuters Telerate LLC, or any successor service on page 56 or any other page as may replace page 56 of that service (“Telerate Page 56”) or page 57 or any other page as may replace page 57 of that service (“Telerate Page 57”).

(2)

If the rate described in clause (1) above is not so published by 3:00 P.M., New York City time, on the related Calculation Date, the Treasury Rate for the applicable Interest Determination Date will be the Bond Equivalent Yield (as defined below) of the rate for the applicable Treasury Bills as published in H.15 Daily Update, or other recognized electronic source used for the purpose of displaying the applicable rate, under the caption “U.S. Government Securities/Treasury Bills/Auction High.”

(3)

If the rate described in clause (2) above is not so published by 3:00 P.M., New York City time, on the related Calculation Date, the Treasury Rate for the applicable Interest Determination Date will be the Bond Equivalent Yield of the auction rate of the applicable Treasury Bills announced by the United States Department of the Treasury.

(4)

If the rate described in clause (3) above is not announced by the United States Department of the Treasury, or if the Auction is not held, the Treasury Rate for the applicable Interest Determination Date will be the Bond Equivalent Yield of the rate on the applicable Interest Determination Date of Treasury, Bills having the Index Maturity specified in the applicable prospectus supplement published in H.15(519) under the caption “U.S. Government Securities/Treasury Bills/Secondary Market.”

(5)

If the rate described in clause (4) above is not so published by 3:00 P.M., New York City time, on the related Calculation Date, the Treasury Rate for the applicable Interest Determination Date will be the rate on the applicable Interest Determination Date of the applicable Treasury Bills as published in H.15 Daily Update, or other recognized electronic source used for the purpose of displaying the applicable rate, under the caption “U.S. Government Securities/Treasury Bills/Secondary Market.”

(6)

If the rate described in clause (5) above is not so published by 3:00 P.M., New York City time, on the related Calculation Date, the Treasury Rate for the applicable Interest Determination Date will be the rate for the applicable Interest Determination Date calculated by the Calculation Agent as the Bond Equivalent Yield of the arithmetic mean of the secondary market bid rates, as of approximately 3:30 P.M., New York City time, on the applicable Interest Determination Date, of three primary United States government securities dealers, selected by the Calculation Agent, for the issue of Treasury Bills with a remaining maturity closest to the Index Maturity specified in the applicable prospectus supplement.

(7)

If the dealers selected by the Calculation Agent are not quoting as described in clause (6) above, the Treasury Rate for the applicable Interest Determination Date will be the rate in effect on the applicable Interest Determination Date.

“Bond Equivalent Yield” means a yield calculated in accordance with the following formula and expressed as a percentage:

Money Market Yield =      D x N        x 100

360 – (D x M)

where “D” refers to the applicable per annum rate for Treasury Bills quoted on a bank discount basis, “N” refers to 365 or 366, as the case may be, and “M” refers to the actual number of days in the interest period for which interest is being calculated.

Prime Rate:  Unless otherwise indicated in the applicable prospectus supplement, “Prime Rate” will mean, with respect to any Interest Determination Date relating to a Prime Rate Security or any Interest Determination Date for a Floating Rate Security for which the interest rate is determined with reference to the Prime Rate,

(1)

the rate on the applicable Interest Determination Date as published in H.15(519) under the heading "Bank Prime Loan," or

(2)

if the rate referred to in clause (1) is not so published by 5:00 P.M., New York City time, on the day that is one New York business day following the Interest Reset Date, the rate on the applicable Interest Determination Date published in H.15 Daily Update, or such other recognized electronic source used for the purpose of displaying the applicable rate under the caption "Bank Prime Loan," or

(3)

if the rate referred to in clause (2) is not so published by 5:00 P.M., New York City time, on the day that is one New York business day following the Interest Reset Date, the rate calculated by the calculation agent as the arithmetic mean of the rates of interest publicly announced by at least four banks that appear on the Reuters Screen US PRIME 1 Page as the particular bank's prime rate or base lending rate as of 11:00 A.M., New York City time, on the applicable Interest Determination Date, or

(4)

if fewer than four rates described in clause (3) are shown by 3:00 P.M., New York City time, on the related Calculation Date on the Reuters Screen US PRIME 1 Page, the rate on the applicable Interest Determination Date calculated by the calculation agent as the arithmetic mean of the prime rates or base lending rates quoted on the basis of the actual number of days in the year divided by a 360-day year as of the close of business on the applicable Interest Determination Date by three major banks, which may include affiliates of the calculation agent, in The City of New York selected by the calculation agent (as specified in the applicable prospectus supplement), or

(5)

if the banks selected by the calculation agent (as specified in the applicable prospectus supplement) are not quoting as mentioned in clause (4), the Prime Rate for the applicable Prime Rate Interest Determination Date will be the Prime Rate in effect on the next preceding Prime Rate Interest Determination Date for which the Prime Rate may be determined as provided above.

Reuters Screen US PRIME 1 Page means the display on the Reuters Money 3000 Service or any successor service on the "US PRIME 1 Page" or any other page as may replace the US PRIME 1 Page on such service for the purpose of displaying prime rates or base lending rates of major United States banks.

Any class of Notes (other than some classes of Strip Notes) may bear interest at a fixed rate per annum (“Fixed Rate Notes”) or at a variable or adjustable rate per annum (“Floating Rate Notes”), as more fully described below and in the applicable Prospectus Supplement. Each class of Fixed Rate Notes will bear interest at the applicable per annum interest rate specified in the applicable Prospectus Supplement. Interest on each class of Fixed Rate Notes will be computed on the basis of either a 360-day year consisting of twelve 30-day months or the actual number of days elapsed and a 360-day year, as set forth in the applicable prospectus supplement. See “The Notes — Principal and Interest on the Notes” and “The Certificates — Payments of Principal and Interest” in this prospectus.

Revolving Period

The applicable prospectus supplement for an Issuing Entity may provide that all or a portion of the amounts that represent principal collections on the related Specified Leases that otherwise would become principal distributable amounts on the next related payment date will instead be used to purchase a beneficial interest in additional Leases and the related Leased Vehicles during the period specified in the related prospectus supplement, rather than used to distribute payments of principal to securityholders during that period.  The revolving period will be no longer than three years.  The related prospectus supplement will specify the percentage of the aggregate Securitization Value represented by the revolving period and the maximum amount of additional SUBIs that may be acquired during the revolving period, in each case, to the extent determinable.  These Securities would then possess an interest only period or limited amortization period, also commonly referred to as a revolving period, which will be followed by an amortization period, during which principal would be paid.  Any revolving period may terminate prior to the end of the specified period and result in earlier than expected principal repayment of the Securities upon occurrence of certain events to be set forth in the related prospectus supplement.  In addition, the related prospectus supplement will specify any limitation on the ability of the sponsor or Depositor to add assets and the requirements for assets that may be added to the pool.

Prefunding Period

The applicable prospectus supplement for an Issuing Entity may provide on the closing date a portion of the proceeds specified in the related prospectus supplement received from the sale of the applicable Notes and/or Certificates will be deposited into a segregated prefunding account.  The related prospectus supplement also will specify the percentage of the aggregate Securitization Value represented by the prefunded amount.  Following the closing date, and continuing until the date specified in the related prospectus supplement, commonly referred to as a prefunding period, the Issuing Entity will have the ability to purchase beneficial interests in additional Leases and Leased Vehicles to the extent there are sufficient funds on deposit in the related prefunding account.  The prefunding period will be no longer than one year.  If all of the monies originally deposited in the segregated account are not used by the end of the specified period, all remaining monies will be applied as a mandatory prepayment of a designated class or classes of Securities.  Any prefunding period may terminate prior to the end of the specified period and result in earlier than expected principal repayment of one or more classes of Securities specified in the related prospectus supplement upon occurrence of certain events to be set forth in the related prospectus supplement.  In addition, the related prospectus supplement will specify any limitation on the ability of the sponsor or Depositor to add assets and the requirements for assets that may be added to the pool.

Derivative Arrangements

The Issuing Entity may also include a derivative arrangement for the payment of interest on the Notes of a series or any class of Notes.  A derivative arrangement may include an interest rate cap or floor agreement or an interest rate or currency swap agreement.  The type of derivative arrangement, if any, for a series of Notes or class of Notes, as well as a description of the provider of such derivative arrangement, will be described in the applicable prospectus supplement.

Like Kind Exchange Program

BMW FS has implemented a Like Kind Exchange Program (the “LKE Program”) for its lease portfolio. Previously, BMW FS recognized a taxable gain on the resale of most vehicles returned to the Vehicle Trust upon lease termination. The LKE Program is designed to permit BMW FS to defer recognition of taxable gain by exchanging Matured Vehicles and Defaulted Vehicles for new vehicles (the “replacement vehicles”):

•

The LKE Program requires the proceeds from the sale of a Matured Vehicle or a Defaulted Vehicle to be assigned to, and deposited directly with, a qualified intermediary rather than being paid directly to BMW FS, as servicer.

•

In order to enable BMW FS to take advantage of the tax deferral, the Matured Vehicle or Defaulted Vehicle, as applicable, will be reallocated from the related SUBI to the UTI at the same time and in exchange for the same dollar amount that such Matured Vehicle or Defaulted Vehicle is sold.

•

The qualified intermediary will use the proceeds of the sale, together with additional funds, if necessary, to purchase replacement vehicles.

•

The replacement vehicles will then be transferred to the Vehicle Trust and become part of the UTI.

•

The Vehicle Trust is then deemed to have exchanged Matured Vehicles or Defaulted Vehicles, as applicable, for the replacement vehicles and BMW FS is not required to recognize any taxable gain.

•

The LKE Program also requires that there be no security interest in the amounts held by the qualified intermediary. Consequently, the indenture trustee for a series of securities will waive any security interest in any amounts held by the qualified intermediary.

Because the servicer will deposit amounts equal to the Sales Proceeds of the Leased Vehicles subject to the LKE Program at the required time into the related SUBI Collection Account, the LKE Program is not anticipated to have any adverse impact on the amounts and timing of payments to be received by an Issuing Entity from the disposition of related Leased Vehicles. However, in the event of a bankruptcy of the servicer, an indenture trustee would not be a secured creditor with respect to any amounts then held by the qualified intermediary and, in that event, related investors could incur losses.

Book-Entry Registration

Each class of Notes offered by this prospectus and the related prospectus supplement will be represented by one or more certificates registered in the name of Cede, as nominee of DTC.  Securityholders may hold beneficial interests in Securities through DTC (in the United States) or Clearstream Banking, société anonyme (formerly Cedelbank), which is referred to in this prospectus as “Clearstream, Luxembourg” or the Euroclear System (in Europe or Asia), which is referred to in this prospectus as “Euroclear” directly if they are participants of those systems, or indirectly through organizations which are participants in those systems.

No securityholder will be entitled to receive a certificate representing that person’s interest in the Securities, except as set forth below.  Unless and until Securities of a class are issued in fully registered certificated form under the limited circumstances described below, all references in this prospectus to actions by noteholders, certificateholders or securityholders shall refer to actions taken by DTC upon instructions from DTC Participants, and all references in this prospectus to distributions, notices, reports and statements to noteholders, certificateholders or securityholders shall refer to distributions, notices, reports and statements to Cede, as the registered holder of the Securities, for distribution to securityholders in accordance with DTC procedures.  Therefore, it is anticipated that the only noteholder, certificateholder or securityholder will be Cede, as nominee of DTC.  Securityholders will not be recognized by the related indenture trustee as noteholders, certificateholders or securityholders as those terms will be used in the relevant agreements, and securityholders will only be permitted to exercise the rights of holders of Securities of the related class indirectly through DTC and DTC Participants, as further described below.

Clearstream, Luxembourg and Euroclear will hold omnibus positions on behalf of their participants, which are referred to in this prospectus as “Clearstream, Luxembourg Participants” and “Euroclear Participants”, respectively, through customers’ securities accounts in their respective names on the books of their respective depositaries, which are referred to collectively in this prospectus as the “Depositaries,” which in turn will hold those positions in customers’ securities accounts in the Depositaries’ names on the books of DTC.

Transfers between DTC Participants will occur in accordance with DTC rules.  Transfers between Clearstream, Luxembourg Participants and Euroclear Participants will occur in accordance with their applicable rules and operating procedures.

Cross-market transfers between persons holding directly or indirectly through DTC, on the one hand, and directly or indirectly through Clearstream, Luxembourg Participants or Euroclear Participants, on the other, will be effected in DTC in accordance with DTC rules on behalf of the relevant European international clearing system by its Depositary.  However, each of these cross-market transactions will require delivery of instructions to the relevant European international clearing system by the counterparty in that system in accordance with its rules and procedures and within its established deadlines.  The relevant European international clearing system will, if the transaction meets its settlement requirements, deliver instructions to its Depositary to take action to effect final settlement on its behalf by delivering or receiving securities in DTC, and making or receiving payment in accordance with normal procedures for same-day funds settlement applicable to DTC.  Clearstream, Luxembourg Participants and Euroclear Participants may not deliver instructions directly to the Depositaries.

Because of time-zone differences, credits of securities received in Clearstream, Luxembourg or Euroclear as a result of a transaction with a DTC Participant will be made during subsequent securities settlement processing and dated the business day following the DTC settlement date.  Those credits or any transactions in those securities settled during that processing will be reported to the relevant Euroclear Participant or Clearstream, Luxembourg Participant on that business day. Cash received in Clearstream, Luxembourg or Euroclear as a result of sales of Securities by or through a Clearstream, Luxembourg Participant or a Euroclear Participant to a DTC Participant will be received with value on the DTC settlement date but will be available in the relevant Clearstream, Luxembourg or Euroclear cash account only as of the business day following settlement in DTC.

DTC is a limited purpose trust company organized under the laws of the State of New York, a “banking organization” within the meaning of the New York Banking Law, a member of the Federal Reserve System, a “clearing corporation” within the meaning of the New York Uniform Commercial Code and a “clearing agency” registered pursuant to Section 17A of the Exchange Act.  DTC was created to hold securities for its participating members (“DTC Participants”) and to facilitate the clearance and settlement of securities transactions between DTC Participants through electronic book-entries, thereby eliminating the need for physical movement of certificates.  DTC Participants include securities brokers and dealers, banks, trust companies and clearing corporations which may include underwriters, agents or dealers with respect to the Securities of any class or series.  Indirect access to the DTC system also is available to the “Indirect DTC Participants,” either directly or indirectly through relationships with DTC Participants.  The rules applicable to DTC and DTC Participants are on file with the SEC.

Securityholders that are not DTC Participants or Indirect DTC Participants but desire to purchase, sell or otherwise transfer ownership of, or other interests in, Securities may do so only through DTC Participants and Indirect DTC Participants.  DTC Participants will receive a credit for the Securities on DTC’s records.  The ownership interest of each securityholder will in turn be recorded on the respective records of the DTC Participants and Indirect DTC Participants.  Securityholders will not receive written confirmation from DTC of their purchase, but securityholders are expected to receive written confirmations providing details of the transaction, as well as periodic statements of their holdings, from the DTC Participant or Indirect DTC Participant through which the securityholder entered into the transaction.  Transfers of ownership interests in the Securities of any class will be accomplished by entries made on the books of DTC Participants acting on behalf of securityholders.

To facilitate subsequent transfers, all Securities deposited by DTC Participants with DTC will be registered in the name of Cede, as nominee of DTC.  The deposit of Securities with DTC and their registration in the name of Cede will effect no change in beneficial ownership.  DTC will have no knowledge of the actual securityholders and its records will reflect only the identity of the DTC Participants to whose accounts those Securities are credited, which may or may not be the securityholders.  DTC Participants and Indirect DTC Participants will remain responsible for keeping account of their holdings on behalf of their customers.  While the Securities of a series are held in book-entry form, securityholders will not have access to the list of securityholders of that series, which may impede the ability of securityholders to communicate with each other.

Conveyance of notices and other communications by DTC to DTC Participants, by DTC Participants to Indirect DTC Participants and by DTC Participants and Indirect DTC Participants to securityholders will be governed by arrangements among them, subject to any statutory or regulatory requirements that may be in effect from time to time.

Under the rules, regulations and procedures creating and affecting DTC and its operations, DTC is required to make book-entry transfers among DTC Participants on whose behalf it acts with respect to the Securities and is required to receive and transmit payments of principal of and interest on the Securities.  DTC Participants and Indirect DTC Participants with which securityholders have accounts with respect to the Securities similarly are required to make book-entry transfers and receive and transmit those payments on behalf of their respective securityholders.

DTC’s practice is to credit DTC Participants’ accounts on each payment date in accordance with their respective holdings shown on its records, unless DTC has reason to believe that it will not receive payment on that payment date.  Payments by DTC Participants and Indirect DTC Participants to securityholders will be governed by standing instructions and customary practices, as is the case with securities held for the accounts of customers in bearer form or registered in “street name,” and will be the responsibility of that DTC Participant and not of DTC, the related indenture trustee (or any paying agent appointed by the indenture trustee), the Depositor or the servicer, subject to any statutory or regulatory requirements that may be in effect from time to time.  Payment of principal of and interest on each class of Securities to DTC will be the responsibility of the related indenture trustee (or any paying agent), disbursement of those payments to DTC Participants will be the responsibility of DTC and disbursement of those payments to the related securityholders will be the responsibility of DTC Participants and Indirect DTC Participants.  DTC will forward those payments to its DTC Participants which thereafter will forward them to Indirect DTC Participants or securityholders.

Because DTC can only act on behalf of DTC Participants, who in turn act on behalf of Indirect DTC Participants and some other banks, a securityholder may be limited in its ability to pledge Securities to persons or entities that do not participate in the DTC system, or otherwise take actions with respect to those Securities due to the lack of a physical certificate for those Securities.

DTC has advised the Depositor that it will take any action permitted to be taken by a securityholder only at the direction of one or more DTC Participants to whose account with DTC the Securities are credited.  Additionally, DTC has advised the Depositor that it will take those actions with respect to specified percentages of the securityholders’ interest only at the direction of and on behalf of DTC Participants whose holdings include undivided interests that satisfy those specified percentages.  DTC may take conflicting actions with respect to other undivided interests to the extent that those actions are taken on behalf of DTC Participants whose holdings include those undivided interests.

Neither DTC nor Cede will consent or vote with respect to the Securities.  Under its usual procedures, DTC will mail an “Omnibus Proxy” to the related indenture trustee as soon as possible after any applicable record date for that consent or vote.  The Omnibus Proxy will assign Cede’s consenting or voting rights to those DTC Participants to whose accounts the related Securities are credited on that record date (which record date will be identified in a listing attached to the Omnibus Proxy).

Clearstream, Luxembourg, incorporated under the laws of Luxembourg as a professional depository, holds securities for its customers and facilitates the clearance and settlement of securities transactions between Clearstream, Luxembourg customers through electronic book-entry changes in accounts of Clearstream, Luxembourg customers, thereby eliminating the need for physical movement of certificates.  Transactions may be settled by Clearstream, Luxembourg in any of 36 currencies, including United States dollars.  Clearstream, Luxembourg provides to its customers, among other things, services for safekeeping, administration, clearance and settlement of internationally traded securities and securities lending and borrowing.  Clearstream, Luxembourg also deals with domestic securities markets in over 30 countries through established depository and custodial relationships.  Clearstream, Luxembourg is registered as a bank in Luxembourg, and is subject to regulation by the Commission de Surveillance du Secteur Financier, “CSSF,” which supervises Luxembourg banks.  Clearstream, Luxembourg’s customers are world-wide financial institutions including underwriters, securities brokers and dealers, banks, trust companies and clearing corporations.  Clearstream, Luxembourg’s U.S. customers are limited to securities brokers and dealers, and banks.  Currently, Clearstream, Luxembourg has approximately 2,000 customers located in over 80 countries, including all major European countries, Canada, and the United States.  Indirect access to Clearstream, Luxembourg is available to other institutions that clear through or maintain a custodial relationship with an account holder of Clearstream, Luxembourg.  Clearstream, Luxembourg has established an electronic bridge with Euroclear S.A./N.V.  as the Operator of the Euroclear System in Brussels to facilitate settlement of trades between Clearstream, Luxembourg and Euroclear.

Euroclear was created in 1968 to hold securities for participants of the Euroclear System and to clear and settle transactions between Euroclear Participants through simultaneous electronic book-entry delivery against payment, thereby eliminating the need for physical movement of certificates and any risk from lack of simultaneous transfers of securities and cash.  Transactions may now be settled in any of 27 currencies, including United States dollars.  The Euroclear System includes various other services, including securities lending and borrowing, and interfaces with domestic markets in several countries generally similar to the arrangements for cross-market transfers with DTC described above.  The Euroclear System is operated by Euroclear S.A./N.V., which is referred to in this prospectus as the “Euroclear Operator”, under contract with Euroclear Clearance System S.C., a Belgian cooperative corporation, referred to in this prospectus as the “Cooperative.”  All operations are conducted by the Euroclear Operator, and all Euroclear securities clearance accounts and Euroclear cash accounts are accounts with the Euroclear Operator, not the Cooperative.  The Cooperative establishes policy for the Euroclear System on behalf of Euroclear Participants.  Euroclear Participants include banks (including central banks), securities brokers and dealers and other professional financial intermediaries and may include any underwriters, agents or dealers with respect to any class or series of Securities offered by this prospectus.  Indirect access to the Euroclear System is also available to other firms that clear through or maintain a custodial relationship with a Euroclear Participant, either directly or indirectly.

The Euroclear Operator has a banking license from the Belgian Banking and Finance Commission.  As such, it is regulated and supervised by the Belgian Banking and Finance Commission and the National Bank of Belgium.

Securities clearance accounts and cash accounts with the Euroclear Operator are governed by the Terms and Conditions Governing Use of Euroclear and the related Operating Procedures of the Euroclear System and applicable Belgian law, generally referred to as the “Terms and Conditions.”  The Terms and Conditions govern transfers of securities and cash within the Euroclear System, withdrawals of securities and cash from the Euroclear System and receipts of payments with respect to securities in the Euroclear System.  All securities in the Euroclear System are held on a fungible basis without attribution of specific certificates to specific securities clearance accounts.  The Euroclear Operator acts under the Terms and Conditions only on behalf of Euroclear Participants, and has no record of or relationship with persons holding through Euroclear Participants.

Payments with respect to Securities held through Clearstream, Luxembourg or Euroclear will be credited to the cash accounts of Clearstream, Luxembourg Participants or Euroclear Participants in accordance with the relevant system’s rules and procedures, to the extent received by its Depositary.  Those payments will be subject to tax withholding in accordance with relevant United States tax laws and regulations.  We refer you to “Material Income Tax Consequences” in this prospectus. Clearstream, Luxembourg or the Euroclear Operator, as the case may be, will take any other action permitted to be taken by a securityholder on behalf of a Clearstream, Luxembourg Participant or Euroclear Participant only in accordance with its relevant rules and procedures and subject to its Depositary’s ability to effect those actions on its behalf through DTC.

Although DTC, Clearstream, Luxembourg and Euroclear have agreed to the foregoing procedures in order to facilitate transfers of Securities among DTC Participants, Clearstream Luxembourg Participants and Euroclear Participants, they are under no obligation to perform or continue to perform those procedures and those procedures may be discontinued at any time.

Definitive Securities

The Certificates of a given series will be issued in fully registered, certificated form.  The Notes of a given series will be issued in fully registered, certificated form to noteholders or their respective nominees, rather than to DTC or its nominee, only if:

1.

the administrator advises the indenture trustee in writing that DTC is no longer willing or able to discharge properly its responsibilities as depository with respect to those Securities and the Depositor, the administrator or the indenture trustee is unable to locate a qualified successor (and if it is the Depositor or the administrator that has made that determination, the Depositor or that administrator so notifies the applicable indenture trustee in writing);

2.

the administrator, at its option, with the consent of the applicable DTC Participants, advises the indenture trustee in writing that it elects to terminate the book-entry system through DTC; or

3.

after the occurrence of an Indenture Default with respect to those Securities, holders representing in the aggregate at least a majority of the outstanding principal amount of the notes or the certificates, as the case may be, of that series, acting together as a single class, advise the applicable indenture trustee through DTC in writing that the continuation of a book-entry system through DTC (or its successor) with respect to those notes or certificates is no longer in the best interests of the holders of those Securities.

Upon the occurrence of any event described in the immediately preceding paragraph, the applicable indenture trustee will be required to notify all applicable securityholders of a given series through DTC Participants of the availability of definitive securities.  Upon surrender by DTC of the definitive notes representing the corresponding Notes and receipt of instructions for re-registration, the applicable indenture trustee will reissue those Notes as definitive notes to those noteholders.

Payments of principal of, and interest on, the definitive securities will thereafter be made by the applicable indenture trustee in accordance with the procedures set forth in the related Indenture directly to holders of definitive securities in whose names the definitive securities were registered at the close of business on the applicable record date specified for those Securities in the applicable prospectus supplement.  Those payments will be made by wire transfer or, if the indenture trustee is not provided wire transfer instructions, by check mailed to the address of that holder as it appears on the register maintained by the applicable indenture trustee.  The final payment on any definitive security, however, will be made only upon presentation and surrender of that definitive security at the office or agency specified in the notice of final payment to the applicable securityholders.  The applicable indenture trustee will provide notice to the applicable securityholders not less than 15 nor more than 30 days prior to the date on which final payment is expected to occur.

Definitive securities will be transferable and exchangeable at the offices of the applicable indenture trustee or of a registrar named in a notice delivered to holders of definitive securities.  No service charge will be imposed for any registration of transfer or exchange, but the applicable indenture trustee may require payment of a sum sufficient to cover any tax or other governmental charge imposed in connection therewith.

Description of the Transaction Documents

The following summary describes the material terms of each Trust Agreement pursuant to which an Issuing Entity will be created and Certificates will be issued, each SUBI Trust Agreement pursuant to which the Vehicle Trust will issue the related SUBI Certificate, each Servicing Agreement pursuant to which the servicer will agree to service the related Specified Leases and Specified Vehicles and each Administration Agreement pursuant to which BMW FS will undertake specified administrative duties with respect to an Issuing Entity that issues Notes (collectively, the “Transaction Documents”).  Forms of the Transaction Documents have been filed as exhibits to the registration statement of which this prospectus forms a part.  This summary does not purport to be complete and is subject to, and qualified in its entirety by reference to, all the provisions of the Transaction Documents.

Transfer, Assignment and Pledge of the SUBI Certificate

On or prior to the closing date specified with respect to any given Issuing Entity in the applicable prospectus supplement, the UTI Beneficiary will direct the Vehicle Trust to create a SUBI in connection with the Specified Leases and Specified Vehicles related to that Issuing Entity.  Pursuant to the terms of the SUBI Certificate Transfer Agreement, the UTI Beneficiary will sell, transfer and assign its interest in such SUBI to the Depositor. On the related closing date, pursuant to the terms of the Issuer SUBI Certificate Transfer Agreement, the Depositor will transfer and assign the related SUBI Certificate to the Issuing Entity, as described in the applicable prospectus supplement.  The related Issuing Entity will pledge its interest in such SUBI Certificate to the related indenture trustee as security for the Notes of the related series. See “The SUBI—Transfers of the SUBI Certificate” in this prospectus.  The net proceeds received from the sale of the Securities of a given series will be applied, to the extent specified in the applicable prospectus supplement, to make any required initial deposit into the Reserve Fund and the Prefunding Account, if any, and to purchase the related SUBI Certificate.

Representations and Warranties

Unless otherwise provided in the related prospectus supplement, the UTI Beneficiary, pursuant to a SUBI Certificate Transfer Agreement, and the Depositor, pursuant to an Issuer SUBI Certificate Transfer Agreement, will represent and warrant, among other things, that:

1.

Immediately prior to the transfer of the related SUBI Certificate, such party was the true and lawful owner of such SUBI Certificate;

2.

Such party had the legal right to transfer the related SUBI Certificate; and

3.

Such party had good and valid title to the related SUBI Certificate.

Upon the discovery by the UTI Beneficiary, the Depositor or the Issuing Entity of a breach of these representation and warranties, the party discovering such breach shall give prompt written notice to the other parties.

Accounts

The SUBI Collection Account. On or prior to the related closing date, the servicer will establish and the related indenture trustee will maintain a trust account in the name of the Vehicle Trust for the benefit of the holders of interests in the SUBI, into which collections on or in respect of the Specified Leases and the Specified Vehicles will generally be deposited (the “SUBI Collection Account”).  Pending deposit into the related SUBI Collection Account, SUBI collections for a related Issuing Entity may be employed by the servicer at its own risk and for its own benefit and shall not be segregated from its own funds.

Amounts held in any SUBI Collection Account shall be invested by the indenture trustee, at the written direction of the servicer, in Permitted Investments.  On each Deposit Date, all net income or other gain from the investment of funds on deposit in a SUBI Collection Account in respect of the related collection period will be deposited in such SUBI Collection Account.

“Permitted Investments” mean, at any time, any one or more of the following instruments, obligations and securities:

(a)

direct obligations of, and obligations fully guaranteed as to the full and timely payment by, the United States of America;

(b)

demand deposits, time deposits or certificates of deposit of any depository institution or trust company incorporated under the laws of the United States of America or any State (or any domestic branch of a foreign bank) and subject to supervision and examination by federal or state banking or depository institution authorities; provided, however, that at the time of the investment or contractual commitment to invest therein, the commercial paper or other short-term unsecured debt obligations (other than such obligations the rating of which is based on the credit of a person other than such depository institution or trust company) thereof shall have a credit rating from any two rating agencies in the highest investment category granted thereby;

(c)

repurchase obligations held by the Vehicle Trustee with respect to any security that is a direct obligation of, or fully guaranteed by, the United States of America or any agency or instrumentality thereof the obligations of which are backed by the full faith and credit of the United States of America, in either case entered into with a depository institution or trust company (acting as principal) described in clause (b) above;

(d)

securities bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States or any state so long as at the time of such investment or contractual commitment providing for such investment either the long-term, unsecured debt of such corporation has one of the two highest available ratings from any two rating agencies or commercial paper or other short-term debt rated by any rating agency in one of its two highest rating categories;

(e)

investments of proceeds maintained in sweep accounts, short-term asset management accounts and the like utilized for the commingled investment, on an overnight basis, of residual balances in investment accounts maintained at the Vehicle Trustee or any affiliate thereof; and

(f)

any other demand, money market, common trust fund or time deposit or obligation, or interest bearing or other security or investment (including those managed or advised by the indenture trustee or any affiliate thereof), (A) rated in the highest rating category by each rating agency or (B) that would not adversely affect the then current rating assigned by each rating agency of any of the Notes of the related Series.  Such investments in this subsection (f) may include money market mutual funds or common trust funds, including any fund for which the indenture trustee or an affiliate thereof serves as an investment advisor, administrator, shareholder, servicing agent, and/or custodian or subcustodian, notwithstanding that (x) the indenture trustee or any affiliate thereof charges and collects fees and expenses from such funds for services rendered, (y) the indenture trustee or any affiliate thereof charges and collects fees and expenses for services rendered pursuant to the Indenture, and (z) services performed for such funds and pursuant to the Indenture may converge at any time.

Permitted Investments are generally limited to investments acceptable to the rating agencies rating the Securities as being consistent with the rating of those Securities, including obligations of the servicer and its affiliates, to the extent consistent with that rating.  Except as described in the related prospectus supplement, Permitted Investments are limited to obligations or securities that mature on or before the next payment date for that series.

The Reserve Fund.  On or before the related closing date, the Depositor may establish, or may cause the indenture trustee to establish, a trust account in the name of the indenture trustee for the benefit of the securityholders (the “Reserve Fund”). The Reserve Fund will be established to provide additional security for payments on the Notes. On each payment date, amounts on deposit in the Reserve Fund, together with available funds, will be available to make the distributions to the Securityholders in the priorities set forth in the applicable prospectus supplement.  Any Reserve Fund initially will be funded by the Depositor, and the amounts on deposit in the Reserve Fund will be pledged to the Issuing Entity.  All payments, to the extent necessary to cause the amount therein to equal the amount required to be deposited in the Reserve Fund, which amount shall be set forth in the applicable prospectus supplement, will be deposited in the Reserve Fund.  Amounts held in any Reserve Fund shall be invested at the written direction of the servicer in Permitted Investments.  On each Deposit Date, all net income or other gain from the investment of funds on deposit in the Reserve Fund in respect of the related collection period will be deposited in the Reserve Fund.

Any amendment to the manner in which a Reserve Fund, if any, is funded, including the elimination of the Reserve Fund, may be made by amending the related SUBI Trust Agreement with the consent of the related noteholders holding at least a majority of the aggregate principal amount of the related Notes and, to the extent affected thereby, the consent of related Certificateholders holding at least a majority of the aggregate principal amount of the related Certificates.

The Distribution Accounts.  On or before the related closing date, (a) the indenture trustee for a series will establish a trust account in the name of that indenture trustee on behalf of the related noteholders, into which amounts released from the related SUBI Collection Account and, when necessary, from the Reserve Fund, if any, for distribution to the noteholders of that series will be deposited and from which all distributions to the noteholders of that series will be made (the “Note Distribution Account”) and (b) the owner trustee for a series will establish (or will cause the related indenture trustee to establish) a trust account in the name of that owner trustee on behalf of the related Certificateholders, into which amounts released from the related SUBI Collection Account and, when necessary, from the Reserve Fund, if any, for distribution to the Certificateholders of that series will be deposited and from which all distributions to the Certificateholders of that series will be made (the “Certificate Distribution Account” and, together with the Note Distribution Account, the “Distribution accounts”).  The Distribution accounts shall be under the sole dominion and control of the related indenture trustee.

Servicing Procedures

Under each Servicing Agreement, the servicer will perform on behalf of the Vehicle Trust all of the obligations of BMW FS under the related Specified Leases, including, but not limited to, collecting and processing payments, responding to inquiries of user-lessees, investigating delinquencies, sending payment statements, paying costs of the sale or other disposition of Matured Vehicles or Defaulted Vehicles, overseeing the related Specified Leases, commencing legal proceedings to enforce related Specified Leases and servicing the related Specified Leases, including accounting for collections, furnishing monthly and annual statements to the Vehicle Trustee with respect to distributions and generating federal income tax information. In this regard, the servicer will make reasonable efforts to collect all amounts due on or in respect of the related Specified Leases and, in a manner consistent with the related Servicing Agreement, will be obligated to service the related Specified Leases generally in accordance with the customary and usual procedures of the servicer in respect of automobile leases serviced by it for its own account. See “BMW FS’ Lease Financing Program” in this prospectus.  The servicer has discretion in servicing the Specified Leases and the related Specified Vehicles, including the ability to grant payment extensions and to determine the timing and method of collection and liquidation procedures.

Each Servicing Agreement will require the servicer to obtain all licenses and make all filings required to be held or filed by the Vehicle Trust in connection with the ownership of the related Specified Leases and the Specified Vehicles and take all necessary steps to maintain evidence of the Vehicle Trust’s ownership on the certificates of title to the related Specified Vehicles.

The servicer will be responsible for filing all periodic sales and use tax or property (real or personal) tax reports, periodic renewals of licenses and permits, periodic renewals of qualifications to act as a statutory trust and other periodic regulatory filings, registrations or approvals arising with respect to or required of the Vehicle Trustee or the Vehicle Trust.

Each Servicing Agreement will provide that, in accordance with its customary servicing practices, the servicer may, in its discretion, modify or extend the term of a Specified Lease.  If any extension of a Maturity Date exceeds six months, the servicer will be required to repurchase the Specified Lease by making a Reallocation Payment. The servicer will also be required to make a Reallocation Payment for any extension that causes such Specified Lease to mature later than the final scheduled maturity date for the latest maturing class of Notes or the related Certificates of the related series.

In addition, each Servicing Agreement will require the servicer to notify as soon as practicable the Depositor (in the event that BMW FS is not acting as the servicer) the indenture trustee and the Vehicle Trustee of all liens or claims of any kind of a third party that would materially and adversely affect the interests of, among others, the Depositor or the Vehicle Trust in any Specified Lease or Specified Vehicle.

Custody of Lease Documents and Certificates of Title

To reduce administrative costs and ensure uniform quality in the servicing of the Leases and BMW FS’ own portfolio of leases, the Vehicle Trust will appoint the servicer as its agent, bailee and custodian of the Leases (or as the party that maintains control of any electronic chattel paper), the certificates of title relating to the Leased Vehicles, the insurance policies and insurance records and other documents related to the Leases and the related user-lessees and Leased Vehicles. Such documents will not be physically segregated from other leases, certificates of title, insurance policies and insurance records or other documents related to other leases and vehicles owned or serviced by the servicer, including Leases and Leased Vehicles which are not part of the related SUBI Assets. The accounting records and computer systems of BMW FS will reflect the allocation of certain Specified Leases and Specified Vehicles to certain SUBIs, and the interest of the holders of the related SUBI Certificates therein. UCC financing statements reflecting certain interests in such Specified Leases will be filed as described under “Certain Legal Aspects of the Leases and the Leased Vehicles—Back-up Security Interests”.

Insurance on the Leased Vehicles

Each Lease will indicate that the related user-lessee will be required to provide during the related Lease Term a comprehensive liability, public liability, property damage liability and collision liability insurance policy covering the actual cash value of the related Leased Vehicle and naming BMW FS or the lessor as loss payee and as additional insured, as described herein under “BMW FS’ Lease Financing Program—Physical Damage and Liability Insurance; Additional Insurance Provisions.”  Because user-lessees may choose their own insurers to provide the required coverage, the actual terms and conditions of their policies may vary. If an user-lessee fails to obtain or maintain the required insurance, the related Lease will be in default and the servicer may either obtain insurance on behalf of, and at the expense of, the user-lessee or deem the related Lease in default. In that event, it is the practice of the servicer to repossess the related Leased Vehicle. BMW FS does not “force place” insurance.

BMW FS does not require user-lessees to carry credit disability, credit life or credit health insurance or other similar insurance coverage that provides for payments to be made on Leases on behalf of the user-lessees in the event of disability or death. To the extent that this type of insurance coverage is obtained on behalf of an user-lessee, payments received in respect of the coverage may be applied to payments on the related Lease only to the extent that the user-lessee’s beneficiary chooses to do so.

In the event that a user-lessee fails to maintain any required insurance and this failure results in a shortfall in amounts to be distributed to the related noteholders which is not covered by amounts on deposit in the related Reserve Fund or by subordination of payments on the Certificates to the extent described in this prospectus and the related prospectus supplement, the related Securityholders could suffer a loss on their investment.

Collections

Under each Servicing Agreement, except as otherwise permitted under the Monthly Remittance Condition, the servicer will deposit collections received on the related Specified Leased or Specified Vehicles into the related SUBI Collection Account within two business days of receipt. However, so long as the Monthly Remittance Condition is satisfied, the servicer may retain such amounts received during a collection period until the business day immediately preceding the related payment date.

The “Monthly Remittance Condition” will be satisfied if (a)(1) the short-term unsecured debt rating of the commercial paper of BMW US Capital, LLC (or the entity that is the servicer) is rated in the highest rating category of, or is otherwise acceptable to, each rating agency rating the related Securities and (2) no Servicer Default has occurred or (b)(1) the servicer obtains a letter of credit, surety bond or insurance policy under which demands for payment may be made to secure timely remittance of monthly collections to the related SUBI Collection Account and (2) the related indenture trustee is provided with written confirmation from each rating agency rating the Securities of a series to the effect that the use of such alternative remittance schedule will not result in the qualification, reduction or withdrawal of its then-current rating on any class of Notes or Certificates of such series, or, if otherwise specified in the related Transaction Documents, such rating agency has not provided written confirmation that such alternative remittance schedule will result in the qualification, reduction or withdrawal of its then-current ratings on any class of Notes or Certificates of such series. Pending deposit into a SUBI Collection Account, collections may be used by the servicer at its own risk and for its own benefit and will not be segregated from its own funds.

Sales Proceeds and Termination Proceeds

Under each Servicing Agreement, the servicer, on behalf of each Issuing Entity, will sell or otherwise dispose of the related Specified Vehicles under the circumstances described in the related prospectus supplement. In connection with the sale or other disposition of a Specified Lease that has reached its Maturity Date (a “Matured Vehicle”) or a vehicle related to a Defaulted Lease (a “Defaulted Vehicle”), within two business days of receipt, the servicer will deposit into the related SUBI Collection Account all proceeds from such sale or disposition (or an amount equal to such Sales Proceeds in lieu thereof if the Specified Vehicle is subject to the LKE Program), as further described in the related prospectus supplement; provided that if the Monthly Remittance Condition is satisfied, the servicer may retain such amounts until the Deposit Date.

A “Defaulted Lease” will mean a Specified Lease terminated by the servicer (a) following a default by or bankruptcy of the related user-lessee or (b) because the related Specified Vehicle has been lost, stolen or damaged beyond economic repair.

The servicer will be required to purchase a Specified Vehicle before the Maturity Date of the related Specified Lease and remit to the SUBI Collection Account a Reallocation Payment calculated as of the effective date of repurchase if the related user-lessee moves to a state that is not a state in which the Vehicle Trust has all licenses necessary to own and lease vehicles and the Vehicle Trust has not been so licensed within 90 days of the servicer becoming aware of such a move.

Advances

Unless otherwise provided in the related prospectus supplement, on the Deposit Date, the servicer will be obligated to make, by deposit into the related SUBI Collection Account, a Monthly Payment Advance in respect of the unpaid Monthly Payment of the Specified Leases related to an Issuing Entity and may, at its option, make, by deposit into the related SUBI Collection Account, a Sales Proceeds Advance equal to the Securitization Value of Specified Leases relating to certain Specified Vehicles for which the related Specified Lease has terminated. An “Advance” refers to either a Monthly Payment Advance or a Sales Proceeds Advance. The servicer will be required to make a Monthly Payment Advance only to the extent that it determines that such Advance will be recoverable from future payments on or with respect to the related Specified Lease or Specified Vehicle. In making Advances, the servicer will assist in maintaining a regular flow of scheduled payments on the related Specified Leases and, accordingly, in respect of the related Notes, rather than guarantee or insure against losses. Accordingly, all Advances will be reimbursable to the servicer, without interest, as described in this prospectus and the applicable prospectus supplement.

A “Monthly Payment Advance” means an advance made by the servicer due to the failure of an user-lessee to make a Monthly Payment billed to the user-lessee for the related collection period.

The servicer will be entitled to reimbursement of all Monthly Payment Advances. The servicer will offset, on an ongoing basis, from amounts collected or received in respect of the related SUBI Assets, an amount to repay Monthly Payment Advances where a Monthly Payment Advance amount has been recovered in a subsequent payment made by the related user-lessee of the Monthly Payment due (the “Daily Advance Reimbursement”), or if a Monthly Payment Advance has been outstanding for at least 90 days after the end of the related Collection Period, it will be reimbursed as part of the payment date advance reimbursement.

A “Sales Proceeds Advance” means an advance made by the servicer, at its option, of an amount equal to the Securitization Value of the related Specified Lease if, during a collection period, the servicer has not sold a Specified Vehicle, the Specified Lease for which terminated during that collection period.

After the servicer makes a Sales Proceeds Advance for such a Specified Vehicle, an Issuing Entity will have no claim against or interest in that Specified Vehicle or any Sales Proceeds or Termination Proceeds, as the case may be, resulting from its sale or other disposition except for any Sales Proceeds or Termination Proceeds, as the case may be, in excess of the Securitization Value. If the servicer sells or otherwise disposes of a Specified Vehicle after making a Sales Proceeds Advance, an Issuing Entity will retain the related Sales Proceeds Advance, and the servicer will retain the Sales Proceeds or Termination Proceeds, as the case may be, up to the Securitization Value of the related Specified Lease, and will deposit any Sales Proceeds or Termination Proceeds, as the case may be, in excess of the Securitization Value into the related SUBI Collection Account.

If the servicer has not sold a Specified Vehicle within 90 days after it has made a Sales Proceeds Advance, it will be reimbursed for that Sales Proceeds Advance as part of the payment date advance reimbursement. Within 30 days of receiving that reimbursement, if the related Specified Vehicle has not been sold, the servicer shall cause that Specified

Vehicle to be sold at auction and shall remit the proceeds associated with the disposition of that Specified Vehicle to the related SUBI Collection Account.

Realization Upon Charged-off Leases

Each Servicing Agreement will provide that if the servicer decides to repossess a Defaulted Vehicle, the servicer will use commercially reasonable efforts to repossess and liquidate it. Such liquidation may be effected through repossession and disposition through sale, or the servicer may take any other action permitted by applicable law. The servicer may enforce all rights of the lessor under the related Defaulted Lease, sell that Defaulted Vehicle in accordance with such Defaulted Lease and commence and pursue any proceedings in connection with such Defaulted Lease. In connection with any such repossession, the servicer will follow such practices and procedures as are used by the servicer in respect of any leases serviced by it for its own account. The servicer will be responsible for all costs and expenses incurred in connection with the sale or other disposition of Defaulted Vehicles, but will be entitled to reimbursement to the extent such costs constitute Disposition Expenses or are expenses recoverable under an applicable insurance policy. Proceeds from the sale or other disposition of repossessed Specified Vehicles will constitute Sales Proceeds or Termination Proceeds and will be deposited into the related SUBI Collection Account. Collections in respect of a collection period will include all Sales Proceeds, Termination Proceeds and Recovery Proceeds collected during that collection period.

“Recovery Proceeds” will mean any insurance proceeds, any security deposit applied to an amount owed by a user-lessee, any total loss payoff, Early Termination Cost and end of lease term liability received from a user-lessee and any other net recoveries recovered by the servicer with respect to Specified Leases that have been charged-off minus amounts included in such items that represent third-party charges paid or payable (such as fees, taxes and repair costs).

“Sales Proceeds” with respect to a Specified Vehicle will mean all proceeds received from the sale at auction of such Specified Vehicle, net of related disposition expenses, or an amount equal to the Sales Proceeds deposited by the servicer in lieu of actual Sales Proceeds in connection with the LKE Program.

“Termination Proceeds” will mean any Purchase Option Price received upon the purchase of a Specified Vehicle by the related user-lessee or the price received from the sale of a Specified Vehicle to a dealer minus amounts included in such price that represent third-party charges paid or payable (such as fees and taxes).

Servicing Compensation

The servicer will be entitled to compensation for the performance of its servicing and administrative obligations with respect to the related SUBI Assets under each Servicing Agreement. The servicer will be entitled to receive a fee in respect of the related SUBI Assets allocable to the related SUBI equal to, for each collection period, one-twelfth of the product of (a) the servicing fee rate as set forth in the applicable prospectus supplement and (b) the aggregate Securitization Value of all related Specified Leases as of the first day of that collection period (the “Servicing Fee”). A Servicing Fee will be payable on each payment date in respect of the related collection period and will be calculated and paid based upon a 360-day year consisting of twelve 30-day months.

The servicer will also be entitled to additional compensation in the form of expense reimbursement, administrative fees, late payment fees, extension fees, early termination fees, prepayment charges and similar charges received with respect to Specified Leases, other than excess wear and tear or excess mileage charges.

The Servicing Fee will compensate the servicer for performing the functions of a third party servicer of any Specified Leases as an agent for the Vehicle Trust under each Servicing Agreement, including collecting and processing payments, responding to inquiries of user-lessees, investigating delinquencies, sending payment statements, paying costs of the sale or other disposition of Matured Vehicles and Defaulted Vehicles, overseeing the related SUBI Assets and administering the related Specified Leases, including making Advances, accounting for collections, furnishing monthly and annual statements to the Vehicle Trustee with respect to distributions and generating federal income tax information.

Distributions on the Securities

With respect to each series of Securities, beginning on the payment date specified in the applicable prospectus supplement, payments of principal of and interest (or, where applicable, of principal or interest only) on each class of those Securities entitled to payments of principal and interest will be made by the applicable indenture trustee to the  noteholders and by the applicable owner trustee or paying agent to the Certificateholders of that series, in each case based solely on the statement provided by the servicer to the indenture trustee and the owner trustee.  The timing, calculation, allocation, order, source, priorities of and requirements for all payments to each class of noteholders and all payments to each class of Certificateholders of that series will be set forth in the applicable prospectus supplement.

As more fully described in the applicable prospectus supplement,

1.

payments of principal of a class of Securities of a given series will be subordinate to payments of interest on that class;

2.

payments in respect of one or more classes of Notes of that series may be subordinated to payments in respect of other classes of Notes of that series; and

3.

payments in respect of one or more classes of Certificates of that series may be subordinate to payments in respect of Notes, if any, of that series or other classes of Certificates of that series.

Credit and Cash Flow Enhancement

The amounts and types of credit and cash flow enhancement arrangements and the applicable provider, with respect to each class of Notes of a given series, if any, will be set forth in the applicable prospectus supplement.  If and to the extent provided in the applicable prospectus supplement, credit and cash flow enhancement for your class of Notes may be in the form of subordination of other classes Securities, a reserve fund, cash deposits, a letter of credit, a cash collateral account, a surety bond or insurance policy, excess interest, overcollateralization, guaranteed investment contracts, derivative arrangements, a credit or liquidity agreement, a yield supplement account, repurchase obligations or any combination of the above. The prospectus supplement for each series of Notes will specify the form, amount, limitations and provider of any credit or cash flow enhancement available to that series or, if applicable, to particular classes of that series. If specified in the applicable prospectus supplement, credit or cash flow enhancement for a class of Securities may cover one or more other classes of Securities of the same series.

Subordination of Principal and Interest.  As further described in the related prospectus supplement, payments of interest on certain classes of Notes may be subordinated to payments of interest on other classes of more senior Notes, and, in certain circumstances, to payments of principal on such classes of more senior Notes.  In addition, payments of principal on certain classes of Notes will be subordinated to payments of interest and principal on other classes of more senior Notes. The applicable prospectus supplement will also set forth information concerning:

•

the amount of subordination of a class or classes of subordinated Notes within a series,

•

the circumstances in which that subordination will be applicable,

•

the manner, if any, in which the amount of subordination will change over time, and

•

the conditions under which amounts available from payments that would otherwise be made to holders of those subordinated Notes will be distributed to holders of Notes of that series that are more senior.

In addition, payments on the Certificates of a series will be subordinated to payments on the Notes of that series to the extent described in the applicable prospectus supplement.

Reserve Fund.  If so specified in the related prospectus supplement, credit enhancement for a series or one or more of the related classes will be provided by the establishment of a segregated trust account, referred to as the reserve fund, which will be funded, to the extent provided in the applicable prospectus supplement, through (i) an initial deposit and/or (ii) periodic deposits of available excess cash from the related SUBI Assets. Amounts in the reserve fund on each payment date will be available to cover shortfalls in distributions of interest and principal on one or more classes of Notes and Certificates of a series.  On each payment date, after all required distributions have been made, the amount on deposit in the reserve fund in excess of the reserve fund requirement will be released to the certificateholder.

Cash Deposits. The Depositor may fund accounts or may otherwise provide cash deposits to provide additional funds that may be applied to make payments on the securities issued by the issuing entity. Any such arrangements will be disclosed in the accompanying prospectus supplement.

Letter of Credit.  If so specified in the related prospectus supplement, credit enhancement for a series or one or more of the related classes will be provided by one or more letters of credit. A letter of credit may provide limited protection against specified losses or shortfalls in addition to or in lieu of other credit enhancement. The issuer of the letter of credit will be obligated to honor demands with respect to that letter of credit, to the extent of the amount available thereunder, to provide funds under the circumstances and subject to any conditions as are specified in the applicable prospectus supplement. The maximum liability of an issuer of a letter of credit will be set forth in the applicable prospectus supplement.

Cash Collateral Account.  The prospectus supplement may provide that upon the occurrence of an event of default by the servicer, a segregated cash collateral account may be established as security for the servicer’s obligations under the related Servicing Agreement.

Surety Bond or Insurance Policy.  If so specified in the related prospectus supplement, credit enhancement for a series or one or more of the related classes will be provided by one or more insurance companies. The insurance policy will guarantee, with respect to one or more classes of the related series, distributions of interest, principal and other expenses and amounts in the manner and amount specified in the applicable prospectus supplement.  In addition, BMW FS may provide residual value insurance on Leased Vehicles with no additional cost to the user-lessee.  Such residual value insurance would insure the difference, if any, between the residual value originally estimated at the time that a lease contract was signed and the actual market value of the lease at lease termination. The related prospectus supplement for a series of Notes will describe such residual value insurance coverage, if any, on the related Specified Leases.

Excess Interest. More interest may be paid by the user-lessees in respect of the related Specified Leases than is necessary to pay the related servicing fee, trustee fees and expenses, and interest on the Notes of the related series for each payment period, as described in the accompanying prospectus supplement. Any such excess in interest payments from user-lessees will serve as additional credit enhancement.

Overcollateralization.  If so specified in the related prospectus supplement, the aggregate Securitization Value of the assets allocated to the related SUBI for an Issuing Entity may exceed the outstanding principal amount of the Notes.  This condition, referred to as overcollateralization, would mean that there would be additional assets generating collections that would be available to cover losses and residual losses on the Specified Leases and Specified Vehicles allocated to the related SUBI.

Guaranteed Investment Contracts.  If so specified in the related prospectus supplement, in exchange for either a fixed, one-time payment or a series of periodic payments, the related Issuing Entity will receive specified payments from a counterparty either in fixed amounts or in amounts sufficient to achieve the returns specified in the agreement and described in the applicable prospectus supplement.

Derivative Arrangements.  If specified in the related prospectus supplement, an Issuing Entity may enter into one or more currency or interest rate swap agreements to reduce its exposure to currency and/or interest rate risks or to offset basis risk between Specified Leases that pay based on one index and Notes that pay based on a different index.  Each Issuing Entity may also purchase an interest rate cap agreement to protect against interest rate risks or an interest rate floor agreement.  Each such swap, cap or floor agreement will be entered into with a counterparty acceptable to the rating agencies and will contain such terms as are usual and customary for derivative transactions of these type.  The related prospectus supplement will set forth the material provisions of each such swap, floor or cap agreement and will contain certain information regarding each counterparty.  In addition, the related prospectus supplement will set forth the “significance estimate” and “significance percentage” of such derivative agreement and all other information (including financial information pertaining to the counterparty, to the extent required) as set forth in Regulation AB Items 1115(a) and (b).

Credit or Liquidity Facilities.  Issued by a financial institution or other entity, any such facility will cover specified losses on the receivables or shortfalls in payments due on specified securities issued by the applicable trust, if so provided in the related prospectus supplement.

Yield Supplement Account.  A yield supplement account may be established with respect to any class or series of Notes.  The terms relating to any yield supplement account will be set forth in the applicable prospectus supplement.  Amounts on deposit in a yield supplement account are available to make certain payments on the related class or series of Notes.  These payments are designed to offset the effects of lower yielding leases contracts.

Repurchase Obligations.  Each Dealer Agreement, among other things, obligates the related Center to repurchase any lease contract BMW FS financed for the outstanding lease balance thereof, if the Center breaches certain representations and warranties as set forth in the Dealer Agreement. The representations and warranties typically relate to the origination of the lease contract and the transfer of the related Leased Vehicles and not the creditworthiness of the user-lessee under the lease contract. In addition, the servicer will be required to repurchase any Specified Vehicles covered by Specified Leases not meeting certain representations and warranties of the Depositor by making Reallocation Payments in respect thereof. Those representations and warranties relate primarily to the origination of the Specified Leases, and do not typically relate to the creditworthiness of the related user-lessees or the collectibility of the Specified Leases. In addition, the servicer will be obligated to repurchase certain Specified Vehicles by making Reallocation Payments in the event the user-lessee moves to a state that is not a state in which the Vehicle Trust has all licenses necessary to own and lease vehicles or in the event that certain servicing obligations are not complied with.

Net Deposits

For so long as BMW FS is the servicer, the servicer will be permitted to deposit into a SUBI Collection Account only the net amount distributable to the related Issuing Entity, as holder of the related SUBI Certificates, on the related business day immediately preceding the related payment date. The servicer will, however, account to the related Issuing Entity, the related indenture trustee and owner trustee and the related noteholders and certificateholders as if all of the deposits and distributions were made individually.

Statements to Trustees and the Trust

On a date on or prior to each payment date, to be specified in the applicable prospectus supplement, the servicer will provide to the applicable indenture trustee and the applicable owner trustee a statement setting forth with respect to a series of Securities substantially the same information that is required to be provided in the periodic reports made available to securityholders of that series described under “—Statements to Securityholders” below.

Statements to Securityholders

With respect to each series of Securities, on or prior to each payment date, the servicer will prepare and provide to the related indenture trustee a statement to be made available to the related noteholders on that payment date.  In addition, on or prior to each payment date, the servicer will prepare and provide to the related owner trustee a statement to be made available to the related certificateholders.  Each statement to be delivered to securityholders will include (to the extent applicable) the following information (and any other information so specified in the applicable prospectus supplement) as to the Notes of that series and as to the Certificates of that series with respect to that payment date:

(a)

the amount of collections allocable to each related SUBI Certificate for that collection period;

(b)

the amount being distributed to the noteholders of that series (the “Note Distribution Amount”);

(c)

the amount of interest accrued with respect to each class of Notes and Certificates of that series;

(d)

the amount of the Note Distribution Amount allocable to interest on and principal of each class of the  Notes of that series and the Certificate Distribution Amount for each class of Notes and Certificates of that series, respectively;

(e)

the amount of related available funds for that collection period;

(f)

the amount of related Sales Proceeds Advances and Monthly Payment Advances included in available funds;

(g)

the amount, if any, by which the aggregate net proceeds from the sale of Matured Vehicles are less than the aggregate ALG Residual Values of the related Specified Leases (“Residual Value Losses”);

(h)

the applicable reserve fund draw amount, if any, the balance on deposit in the Reserve Fund on that payment date after giving effect to withdrawals therefrom and deposits thereto in respect of that payment date and the change in that balance from the immediately preceding payment date;

(i)

the aggregate outstanding principal amount of the Notes and the Certificates of that series after all distributions have been made;

(j)

the Note Factor for each class of Notes of that series after giving effect to the distribution of the Note Distribution Amount and the Certificate Factor for the Certificates of that series after giving effect to the distribution of the Certificate Distribution Amount;

(k)

the related payment date advance reimbursement;

(l)

the related turn-in rates and the Residual Value realization rates for the related Specified Leases and Specified Vehicles for the related collection period;

(m)

the Servicing Fee; and

(n)

any addition of special units of beneficial interests in connection with a prefunding or revolving period (and, in the case of additions, any material changes in the solicitation, credit-granting, underwriting, origination, acquisition or pool selection criteria or procedures, as applicable, used to originate, acquire or select the Leases or Leased Vehicles allocated to such additional special units of beneficial interest).

Each amount set forth pursuant to clauses (b), (d), (i) and (k) above will be expressed in the aggregate and as a dollar amount per $1,000 of original principal amount of a Note or Certificate, as applicable. Copies of the statements may be obtained by Securityholders by a request in writing addressed to the related indenture trustee. In addition, within the prescribed period of time for tax reporting purposes after the end of each calendar year, the related indenture trustee will mail to each person who at any time during that calendar year was a noteholder of that series and who so requests in writing a statement containing that information as is reasonably necessary to permit such noteholder to prepare its state and federal income taxes.

Evidence as to Compliance

Each Servicing Agreement will provide that the servicer will be required to furnish to the related Issuing Entity and the administrator an annual servicer report detailing the servicer’s assessment of its compliance with the servicing criteria set forth in the relevant SEC regulations for asset-backed securities transactions as of and for the period ending the end of each fiscal year of the Issuing Entity (or in the case of the first report, from the related closing date). The servicer’s assessment report will also identify any material instance of noncompliance.

Each Servicing Agreement will provide that a firm of independent public accountants will furnish to the related Issuing Entity and the administrator annually a statement as to compliance in all material respects by the servicer during the preceding twelve months (or, in the case of the first statement, from the applicable closing date, which may be longer or shorter than twelve months) with specified standards relating to the servicing of the applicable Specified Leases and related Specified Vehicles.

Each Servicing Agreement will also provide for delivery to the related owner trustee, indenture trustee and rating agencies, substantially simultaneously with the delivery of those accountants’ statement referred to above, of a certificate signed by an officer of the servicer stating that the servicer has fulfilled its obligations under the related Servicing Agreement throughout the preceding twelve months (or, in the case of the first certificate, from the closing date) in all material respects or, if there has been a default in the fulfillment of any obligation, describing each default.  The servicer has agreed to give each indenture trustee notice of specified Servicer Defaults under the related Servicing Agreement.

Copies of the statements and certificates may be obtained by securityholders by a request in writing addressed to the applicable indenture trustee.

Certain Matters Regarding the Servicer

Each Servicing Agreement shall provide that the servicer may not resign from its obligations and duties under such Servicing Agreement unless it determines that its duties thereunder are no longer permissible by reason of a change in applicable law or regulations. No such resignation will become effective until a successor servicer acceptable to the related indenture trustee (acting at the direction of a majority of the noteholders) has assumed the servicer’s obligations under the applicable Servicing Agreement.

Under the circumstances specified in each Servicing Agreement, any entity into which the servicer may be merged or consolidated, or any entity resulting from any merger or consolidation to which the servicer is a party, or any entity succeeding to all or substantially all of the business of the servicer will be the successor of the servicer under the related Servicing Agreement.

In addition, the servicer will indemnify the vehicle trustee and its agents for any loss, claim, damage or expense that may be incurred by it as a result of any act or omission by the servicer in connection with the performance of its duties under each Servicing Agreement but only to the extent such liability arose out of the servicer’s negligence, willful misconduct, bad faith or recklessness.

The related prospectus supplement will set forth the provisions to be contained in the related Servicing Agreement regarding how transition expenses will be funded.

Servicer Defaults

Except as otherwise provided in the related prospectus supplement, a “Servicer Default” under each Servicing Agreement will consist of the following:

(a)

any failure by the servicer to deliver to (1) the Vehicle Trustee for distribution to holders of interests in the UTI, the related SUBI or any Other SUBI, (2) the related indenture trustee for distribution to the  noteholders or (3) the related owner trustee for distribution to the Certificateholders, any required payment, which failure continues unremedied for five business days after discovery thereof by an officer of the servicer or receipt by the servicer of notice thereof from the related indenture trustee, the related owner trustee or related noteholders evidencing not less than a majority of the aggregate principal amount of the Notes of the related series, voting together as a single class;

(b)

any failure by the servicer to duly observe or perform in any material respect any other of its covenants or agreements in the related Servicing Agreement, which failure materially and adversely affects the rights of holders of interests in the related SUBI or the related noteholders or certificateholders, and which continues unremedied for 90 days after written notice thereof is given as described in clause (a) above;

(c)

any representation, warranty or statement of the servicer made in the Servicing Agreement, any other Transaction Document to which the servicer is a party or by which it is bound or any certificate, report or other writing delivered pursuant to the Servicing Agreement shall prove to be incorrect in any material respect when made, which failure materially and adversely affects the rights of holders of interests in the related SUBI or the related noteholders or the certificateholders, and which failure continues unremedied for 90 days after written notice thereof is given as described in clause (a) above;

(d)

the entry of a decree or order for relief by a court or regulatory authority having jurisdiction over the servicer in an involuntary case under the federal bankruptcy laws, or another present or future federal or state bankruptcy, insolvency or similar law, appointing a receiver, liquidator, assignee, trustee, custodian sequestrator or other similar official of the servicer or of any substantial part of its property, the ordering the winding up or liquidation of the affairs of the servicer and the continuance of any such decree or order unstayed and in effect for a period of 90 consecutive days; or

(e)

the commencement by the servicer of a voluntary case under the federal bankruptcy laws, or any other present or future or state bankruptcy, insolvency or similar law, or the consent by the servicer to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the servicer or of any substantial part of its property or the making by the servicer of an assignment for the benefit of creditors or the failure by the servicer generally to pay its debts as such debts become due or the taking of corporate action by the servicer in furtherance of any of the foregoing.

provided, however, that the occurrence of any event set forth in clauses (a) through (e) with respect to a SUBI related to an Issuing Entity will be an Servicer Default only with respect to the related SUBI and will not be an Servicer Default with respect to the UTI or any Other SUBI.

Notwithstanding the foregoing, a delay in or failure of performance referred to under clause (c) for a period of 120 days, under clause (a) for a period of 45 days or under clause (d) for a period of 60 days, will not constitute an Servicer Default if that failure or delay was caused by force majeure. Upon the occurrence of any such event, the servicer will not be relieved from using all commercially reasonable efforts to perform its obligations in a timely manner in accordance with the terms of the Servicing Agreement, and the servicer will provide to the related indenture trustee, the Vehicle Trustee, the Depositor and the related Securityholders prompt notice of such failure or delay by it, together with a description of its efforts to so perform its obligations.

Rights Upon Servicer Default

Each Servicing Agreement will provide that upon the occurrence of a Servicer Default, the Vehicle Trustee may, to the extent such Servicer Default relates to the related SUBI Assets, upon the written direction of the holder and pledgee of the related SUBI Certificate, waive any default by the servicer in the performance of its obligations under the Servicing Agreement or terminate all of the rights and obligations of the servicer under the Servicing Agreement with respect to the related SUBI Assets. For purposes of the immediately preceding sentence, the holder and pledgee of the related SUBI Certificate will be the related indenture trustee acting at the direction of the noteholders of the related series holding not less than 66 2/3% of the aggregate principal amount of the related Notes.  Upon any such waiver of a past default, such Servicer Default shall cease to exist and shall be deemed to have been remedied. If the servicer is terminated, the Vehicle Trustee will effect that termination by delivering notice thereof to the servicer, with a copy to each rating agency rating the Securities of that series or any other securities based on any Other SUBIs affected by that Servicer Default.

Upon the termination of the servicer with respect to the related SUBI Assets, the servicer subject to that termination will continue to perform its functions as servicer, until the date on which the Vehicle Trustee shall have appointed a successor servicer under the Servicing Agreement.  Further, in such event, the servicer shall use its commercially reasonable efforts to effect the orderly and efficient transfer of the servicing of the affected Leases to the successor servicer and as promptly as practicable, the servicer shall provide to the successor servicer a current computer tape containing all information regarding the related Leases required for the proper servicing of the affected Leases, together with documentation containing any and all information necessary for use of the tape.

In the event of a termination of the servicer as a result of a Servicer Default with respect to the related SUBI Assets only, the Vehicle Trustee, acting at the direction of the holder and pledgee of the related SUBI Certificate (which holder for this purpose will be the related indenture trustee, acting at the direction of the noteholders holding not less than 66 2/3% of the aggregate principal amount of the related outstanding Notes) will appoint a successor servicer. The Vehicle Trustee will have the right to approve that successor servicer, and that approval may not be unreasonably withheld.

Upon appointment of a successor servicer, the successor servicer will assume all of the rights and obligations of the servicer under the Servicing Agreement; provided, however, that no successor servicer will have any responsibilities with respect to making Advances. If a bankruptcy trustee or similar official has been appointed for the servicer, that trustee or official may have the power to prevent the indenture trustee, the owner trustee, the noteholders or the Certificateholders from effecting that transfer of servicing. The predecessor servicer will have the right to be reimbursed for any outstanding Advances made with respect to the SUBI Assets to the extent funds are available therefor in respect of the Advances made.

Insolvency Event

Each Issuing Entity will be structured, and each Transaction Document will contain non-petition clauses, whereunder all applicable parties covenant not to institute any bankruptcy or insolvency proceedings (or take any related actions) against either the applicable Issuing Entity or the Depositor for a period of one year and one day after payment in full of any obligations relating to the related Notes or any of the related Transaction Documents.

Termination

The respective obligations of the Depositor, the servicer, the related owner trustee and the related indenture trustee, as the case may be, pursuant to a Transaction Document will terminate upon the earlier of:

•

the maturity or other liquidation of the last Specified Lease and the disposition of the last Specified Vehicle;

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the final distribution of all funds or other property or proceeds of the related Trust Estate in accordance with the terms of the related Indenture and the final distribution on the related Certificates pursuant to the related Trust Agreement; or

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the purchase by the servicer or the termination of the pledge of the related SUBI Certificate on any payment date on which either before or after giving effect to any payment of principal required to be made on that payment date, the sum of the aggregate balance of the related Notes and Certificates is less than or equal to 10% of the sum of the initial aggregate balance of the related Notes and Certificates.

The related indenture trustee and owner trustee will give written notice of termination to each securityholder of record.  The final distribution to any securityholder will be made only upon surrender and cancellation of that holder’s Security at any office or agency of the indenture trustee specified in the notice of termination.  Any funds remaining in the Issuing Entity will be distributed, subject to applicable law, to the Depositor.

Upon termination of any Issuing Entity, the assets of that Issuing Entity will be liquidated and the proceeds from any liquidation, and amounts held in related accounts, will be applied to pay the Securities of the related series in full, to the extent of amounts available.

Administration Agreement

The administrator will enter into an Administration Agreement with the Issuing Entity, the Depositor and the related indenture trustee.  Under each Administration Agreement, the administrator will agree to perform all the duties of the related Issuing Entity and the owner trustee under the Transaction Documents to which the Issuing Entity is a party.  The administrator will monitor the performance of the Issuing Entity and shall notify the related owner trustee when action is necessary to comply with the respective duties of such Issuing Entity and the owner trustee under such agreements. The administrator shall prepare for execution by each Issuing Entity or the related owner trustee, or shall cause the preparation by other appropriate persons of, all such documents, reports, notices, filings, instruments, certificates and opinions that it shall be the duty of such Issuing Entity or the owner trustee to prepare, file or deliver.

In addition, the administrator shall take (or cause to be taken) all appropriate action that each Issuing Entity or the related owner trustee is required to take pursuant to the related Indenture including, among other things:

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the preparation of or obtaining of the documents and instruments required for execution and authentication of the Notes and delivery of the same to the related indenture trustee;

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the preparation of definitive securities in accordance with the instructions of the applicable clearing agency;

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the preparation, obtaining or filing of the instruments, opinions and certificates and other documents required for the release of property from the lien of the Indenture;

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the maintenance of an office in the city of New York, for registration of transfer or exchange of the Notes;

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the duty to cause newly appointed paying agents, if any, to deliver to the related indenture trustee the instrument specified in the Indenture regarding funds held in trust;

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the direction to the related indenture trustee to deposit monies with paying agents, if any, other than the indenture trustee;

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the obtaining and preservation of each Issuing Entity’s qualifications to do business in each state where such qualification is required,

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the preparation of all supplements and amendments to the Indenture and all financing statements, continuation statements, instruments of further assurance and other instruments and the taking of such other action as are necessary or advisable to protect the related Trust Estate;

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the delivery of the opinion of counsel on the closing date and the annual delivery of opinions of counsel as to the Trust Estate, and the annual delivery of the officer’s certificate and certain other statements as to compliance with the Indenture;

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the notification of the indenture trustee and the rating agencies of each Servicer Default and, if such Servicer Default arises from the failure of the servicer to perform any of its duties or obligations under the Servicing Agreement with respect to the related SUBI Assets, the taking of all reasonable steps available to remedy such failure;

•

the notification of the indenture trustee and the rating agencies of each Indenture Default under the Indenture;

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the monitoring of the related Issuing Entity’s obligations as to the satisfaction and discharge of the Indenture and the preparation of an officer’s certificate and the obtaining of the opinion of counsel and the independent certificate relating thereto;

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the compliance with the Indenture with respect to the sale of the Trust Estate in a commercially reasonable manner if an Indenture Default shall have occurred and be continuing;

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the preparation of all required documents and delivery notice to noteholders of the removal of the indenture trustee and the appointment of a successor indenture trustee;

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the preparation and delivery to the indenture trustee for delivery to each noteholder and certificateholder such information as may be required to enable such holder to prepare its federal and state income or franchise tax returns;

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the preparation and, after execution by the related Issuing Entity, the filing with the SEC, any applicable state agencies and the indenture trustee of documents required to be filed on a periodic basis with, and summaries thereof as may be required by rules and regulations prescribed by, the SEC and any applicable state agencies and the transmission of such summaries, as necessary, to the related noteholders);

•

the opening of one or more accounts in the related Issuing Entity’s name and the taking of all other actions necessary with respect to investment and reinvestment of funds in the accounts;

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the preparation of issuer requests, the obtaining of opinions of counsel, if necessary, and the certification to the indenture trustee with respect to the execution of supplemental indentures and the mailing to the noteholders of notices with respect to such supplemental indentures;

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the duty to notify noteholders and the rating agencies of redemption of the Notes or to cause the indenture trustee to provide such notification pursuant to an optional purchase by the servicer; and

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the preparation and delivery of all officer’s certificates, opinions of counsel and independent certificates with respect to any requests by the Issuing Entity to the indenture trustee to take any action under the Indenture.

In addition, and unless otherwise specified in the related prospectus supplement, it will be the obligation of the administrator to:

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pay the related trustee fees for each Issuing Entity;

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reimburse each owner trustee and indenture trustee for its expenses, disbursements and advances incurred by each such trustee in accordance with the Indenture or Trust Agreement, as applicable, (other than overhead charges) except any such expense, disbursement or advance as may be attributable to its willful misconduct, negligence (or gross negligence, in the case of the owner trustee) or bad faith; and

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indemnify each owner trustee and indenture trustee and their respective agents for, and hold them harmless against, any loss, liability or expense incurred without negligence (or gross negligence, in the case of the owner trustee), willful misconduct or bad faith on their part, arising out of or in connection with the acceptance or administration of the transactions contemplated by the applicable agreements, including the reasonable costs and expenses of defending themselves against any claim or liability in connection with the exercise or performance of any of their powers or duties thereunder.

As compensation for the performance of the administrator’s obligations under the applicable Administration Agreement and as reimbursement for its expenses related thereto, the administrator will be entitled to an administration fee in an amount that will be set forth in the applicable prospectus supplement, which fee may be paid by the servicer out of the Servicing Fee.

Amendment

Unless otherwise provided in the related prospectus supplement, each of the Transaction Documents may be amended by the parties to that Transaction Document, without the consent of the related noteholders, the related Certificateholders, the holders of the related SUBI Certificate, the UTI Certificateholder or the holder of any Other SUBI Certificates, as the case may be, provided, that any such action will not, in the good faith judgment of the parties thereto, materially and adversely affect the interest of any of such holders; provided, however, that the amendment shall be deemed not to materially and adversely affect the interests of any securityholder if the rating agencies confirm that the amendment will not result in the withdrawal, qualification or reduction of the then current ratings of the Securities (or, if specified in the related Transaction Documents, such rating agency has not confirmed in writing that such amendment will result in the withdrawal, qualification or reduction of the then current ratings of the Securities).  The related indenture trustee will be the holder of the related SUBI Certificate for purposes of determining whether any proposed amendment to the related SUBI Trust Agreement, the related Servicing Agreement or the related Trust Agreement will materially adversely affect the interests of the holders of the related SUBI Certificate.  For a further discussion, see “The Notes—The Indenture—Modification of Indenture” in this prospectus.

Each SUBI Trust Agreement and Servicing Agreement will provide that, to the extent that any such amendment also materially affects the UTI, any Other SUBI, the related SUBI Certificate or the related SUBI Assets, such amendment will require the consent of the holders affected thereby. Notwithstanding the foregoing, the SUBI Trust Agreement may be amended at any time by the parties thereto to the extent reasonably necessary to assure that the Vehicle Trust will not be classified as an association, or a publicly traded partnership, taxable as a corporation for federal income tax purposes. An opinion of counsel as to certain tax matters is required with respect to any amendment to a SUBI Trust Agreement or Servicing Agreement.

Notes Owned by the Issuing Entity, the Depositor, the Servicer and their Affiliates

In general, except as otherwise described in this prospectus, the related prospectus supplement and the Transaction Documents, any Notes owned by the Issuing Entity, the Depositor, the servicer (so long as BMW FS or one of its affiliates is the servicer) or any of their respective affiliates will be entitled to benefits under the Transaction Documents equally and proportionately to the benefits afforded other owners of the Notes. See “Formation of the Issuing Entities,” “The Transaction Documents—Servicer Defaults” and “—Amendment” in this prospectus.

Certain Legal Aspects of the Vehicle Trust and the SUBI

The Vehicle Trust

General.  The Vehicle Trust is a statutory trust under Delaware law. In a statutory trust, the trust property is managed for the profit of the beneficiaries, as opposed to a common law “asset preservation” trust, where the trustee is charged with the mere maintenance of trust property. The principal requirement for the formation of a statutory trust in Delaware is the execution of a trust agreement and the filing of a Certificate of Trust with the Secretary of State of the State of Delaware. The Vehicle Trust has been so formed. The Vehicle Trust has also made trust filings or obtained certificates of authority to transact business in some states where, in the judgment of the servicer, such action may be required.

Because the Vehicle Trust is a statutory trust for Delaware and other state law purposes, it, like a corporation, may be eligible to be a debtor in its own right under the United States Bankruptcy Code (the “Bankruptcy Code”), as further described under “—Insolvency-Related Matters”. To the extent that the Vehicle Trust may be eligible for relief under the Bankruptcy Code or similar applicable state laws (the “Insolvency Laws”), the Vehicle Trustee is not authorized to commence a case or proceeding thereunder. Each of the Vehicle Trustee, the UTI Beneficiary and the holders from time to time of the UTI, the related SUBI and any Other SUBI have agreed not to institute a case or proceeding against the Vehicle Trust under any Insolvency Law for a period of one year and one day after payment in full of all distributions to holders of the UTI, the related SUBI and any Other SUBI under the Vehicle Trust Agreement. See “Description of the Transaction Documents—Insolvency Event” in this prospectus.

Notwithstanding the foregoing, claims against Vehicle Trust Assets could have priority over the beneficial interest in those assets represented by the applicable SUBI. Additionally, claims of a third party against the Vehicle Trust Assets, including the related SUBI Assets, to the extent such claims are not covered by insurance, would take priority over the holders of beneficial interests in the Vehicle Trust, such as an indenture trustee.

Structural Considerations. Unlike many structured financings in which the holders of the related securities have a direct ownership interest or a perfected security interest in the underlying assets being securitized, an Issuing Entity will not directly own the related SUBI Assets. Instead, the Vehicle Trust will own the Vehicle Trust Assets, including the related SUBI Assets, and the Vehicle Trust will take actions with respect thereto in the name of the Vehicle Trust on behalf of and as directed by the beneficiaries of the Vehicle Trust (i.e., the holders of the UTI Certificate, the SUBI Certificate and all Other SUBI Certificates). The primary asset of an Issuing Entity will be the related SUBI Certificate evidencing a 100% beneficial interest in the SUBI Assets, and the owner trustee will take action with respect thereto in the name of the Issuing Entity and on behalf of the Securityholders and the Depositor. Beneficial interests in the related Specified Leases and the related Specified Vehicles represented by the SUBI Certificate, rather than direct legal ownership are transferred under this structure in order to avoid the administrative difficulty and expense of retitling the Specified Vehicles in the name of the transferee. The servicer and/or the Vehicle Trustee will segregate the applicable SUBI Assets from the other Vehicle Trust Assets on the books and records each maintains for such assets. Neither the servicer nor any holders of other beneficial interests in the Vehicle Trust will have rights in such SUBI Assets and, except under the limited circumstances described under “—Allocation of Vehicle Trust Liabilities”, payments made on any Vehicle Trust Assets other than the related SUBI Assets will be unavailable to make payments on the Securities of a series or to cover expenses of the Vehicle Trust allocable to such SUBI Assets.

Allocation of Vehicle Trust Liabilities. The Vehicle Trust Assets are comprised of several portfolios of Other SUBI Assets, together with the related SUBI Assets and the UTI Assets. The UTI Beneficiary may in the future pledge the UTI as security for obligations to third-party lenders, and may in the future create and sell or pledge Other SUBIs in connection with other financings. The Vehicle Trust Agreement will permit the Vehicle Trust, in the course of its activities, to incur certain liabilities relating to its assets other than the SUBI Assets, or relating to its assets generally. Pursuant to the Vehicle Trust Agreement, as among the beneficiaries of the Vehicle Trust, an Vehicle Trust liability relating to a particular portfolio of Vehicle Trust Assets will be allocated to and charged against the portfolio of Vehicle Trust Assets to which it belongs. Vehicle Trust liabilities incurred with respect to the Vehicle Trust Assets generally will be borne pro rata among all portfolios of Vehicle Trust Assets. The Vehicle Trustee and the beneficiaries of the Vehicle Trust, including the related Issuing Entity, will be bound by that allocation. In particular, the Vehicle Trust Agreement will require the holders from time to time of the UTI Certificates and any Other SUBI Certificates to waive any claim they might otherwise have with respect to the related SUBI Assets and to fully subordinate any claims to such SUBI Assets in the event that such waiver is not given effect. Similarly, by virtue of holding Notes or a beneficial interest therein, noteholders will be deemed to have waived any claim they might otherwise have with respect to the UTI Assets or any Other SUBI Assets.

The Vehicle Trust Assets are located in several states, the tax laws of which vary. Additionally, the Vehicle Trust may in the future own Leases and Leased Vehicles located in states other than the states in which it conducts business as of the date of this prospectus and the related prospectus supplement.  Should the UTI Beneficiary fail to fulfill its indemnification obligations, amounts otherwise distributable to it as holder of the UTI Certificates will be applied to satisfy such obligations. However, it is possible that noteholders of a series could incur a loss on their investment in the event the UTI Beneficiary did not have sufficient assets available, including distributions in respect of the UTI, to satisfy such state or local tax liabilities.

The Vehicle Trust Agreement provides for the UTI Beneficiary to be liable as if the Vehicle Trust were a disregarded entity and the UTI Beneficiary was the general partner of the partnership to the extent necessary after giving effect to the payment of liabilities allocated severally to the holders of SUBI Certificate and any Other SUBI Certificates. However, it is possible that the noteholders and Certificateholders of a series could incur a loss on their investment to the extent any such claim were allocable to the related Issuing Entity as the holder of a SUBI Certificate, either because a lien arose in connection with the related SUBI Assets or in the event the UTI Beneficiary did not have sufficient assets available, including distributions in respect of the UTI, to satisfy such claimant or creditor in full.

The SUBI

The SUBI related to an Issuing Entity will evidence a beneficial interest in the related SUBI Assets. The SUBI will represent neither a direct legal interest in the related SUBI Assets, nor an interest in any Vehicle Trust Assets other than the related SUBI Assets. Payments made on or in respect of such other Vehicle Trust Assets will not be available to make payments on the Securities of a series or to cover expenses of the Vehicle Trust allocable to the related SUBI Assets. Any liability to third parties arising from or in respect of a Specified Lease or a Specified Vehicle will be borne by the holders of the related SUBI, including the Issuing Entity. If any such liability arises from a Lease or Leased Vehicle that is an Other SUBI Asset or a UTI Asset, the SUBI Assets will not be subject to such liability.

Because the Issuing Entity’s primary asset will be the related SUBI Certificate, the Issuing Entity, and, accordingly, the related indenture trustee, will have an indirect beneficial ownership interest, rather than a security interest, in the SUBI Assets allocable to the related SUBI. Except as otherwise described below or under “Certain Legal Aspects of the Leases and the Leased Vehicles”, generally an Issuing Entity will not have a perfected security interest in the related SUBI Assets, and in no circumstances will an Issuing Entity have a direct ownership or perfected security interest in any Specified Vehicle.

An Issuing Entity will generally be deemed to own the related SUBI Certificate and, through such ownership, to have an indirect beneficial ownership interest in the related Specified Leases and Specified Vehicles. If a court of competent jurisdiction were to recharacterize the sale of the related SUBI Certificate to the related Issuing Entity, such Issuing Entity, or, during the term of the Indenture, the related indenture trustee, could instead be deemed to have a perfected security interest in the related SUBI Certificate, and certain rights susceptible of perfection under the UCC, but in no event would such Issuing Entity or the related indenture trustee be deemed to have a perfected security interest in the related Specified Vehicles.

Because an Issuing Entity will not directly own the related SUBI Assets, and because its interest therein will generally be an indirect beneficial ownership interest, perfected liens of third-party creditors of the Vehicle Trust in the related SUBI Assets will take priority over the interests of the related Issuing Entity and the related indenture trustee in the related SUBI Assets. Therefore, a general creditor of the Vehicle Trust may obtain a lien on one or more SUBI Assets, regardless of whether its claim would be allocated to such SUBI Assets under the terms of the Vehicle Trust Agreement. Such liens could include tax liens, liens arising under various federal and state criminal statutes, certain liens in favor of the Pension Benefit Guaranty Corporation and judgment liens resulting from successful claims against the Vehicle Trust arising from the operation of the Specified Vehicles. See “Risk Factors—If ERISA liens are placed on the vehicle trust assets, you could suffer a loss on your investment” and “—Vicarious tort liability may result in a loss” and “Certain Legal Aspects of the Leases and the Leased Vehicles—Vicarious Tort Liability” in this prospectus for a further discussion of these risks.

Insolvency-Related Matters

Each holder or pledgee of the UTI Certificates and any Other SUBI Certificate will be required to expressly disclaim any interest in the SUBI Assets related to an Issuing Entity and to fully subordinate any claims to such SUBI Assets in the event that disclaimer is not given effect. Although no assurances can be given, in the unlikely event of the bankruptcy of BMW LP, the Depositor believes that any SUBI Assets would not be treated as part of BMW LP’s bankruptcy estate and that, even if they were so treated, the subordination by the holders and pledgees of the UTI Certificates and any Other SUBI Certificate would be enforceable. In addition, as described herein under “Risk Factors—The  bankruptcy of BMW Financial Services NA, LLC (servicer)or BMW Auto Leasing LLC (depositor) could result in losses or delays in payments on your securities”, each of BMW LP, the Vehicle Trust, or the Vehicle Trustee when acting on its behalf, and the Depositor has taken steps in structuring the transactions described in this prospectus and the related prospectus supplement and has undertaken to act throughout the life of such transactions in a manner intended to ensure that in the event a voluntary or involuntary case is commenced by or against BMW FS under the Insolvency Laws, the separate legal existence of each of BMW FS, on the one hand, and the Vehicle Trust and the Depositor, on the other hand, will be maintained such that none of the respective assets and liabilities of the Vehicle Trust, BMW LP, the Depositor should be consolidated with those of BMW FS.

With respect to the Depositor, these steps include its creation as a separate limited liability company under a limited liability company agreement containing certain limitations, including, the requirement that it must have at all times a member that is a limited liability company with at least one independent director, and restrictions on the nature of their businesses and operations and on their ability to commence a voluntary case or proceeding under any Insolvency Law without the unanimous affirmative vote of all members.

There can be no assurance, however, that the limitations on the activities of BMW LP, the Vehicle Trust and the Depositor, as well as the restrictions on their abilities to obtain relief under Insolvency Laws or lack of eligibility thereunder, as described above, would prevent a court from concluding that their assets and liabilities should be consolidated with those of BMW FS, if BMW FS becomes the subject of a case or proceeding under any Insolvency Law.

If a case or proceeding under any Insolvency Law were to be commenced by or against any of BMW FS, the Vehicle Trust or the Depositor, if a court were to order the substantive consolidation of the assets and liabilities of any of such entities with those of BMW FS or if an attempt were made to litigate any of the foregoing issues, delays in distributions on the related SUBI Certificate, and possible reductions in the amount of such distributions, to the related Issuing Entity and therefore to the noteholders of the related series, could occur. Because each Issuing Entity has pledged its rights in and to the related SUBI Certificate to the related indenture trustee, such distribution would be made to such indenture trustee, which would be responsible for retitling the applicable Specified Vehicles. The cost of that retitling would reduce amounts payable from the SUBI Assets that are available for payments of interest on and principal of the Notes of a series, and in that event, the related noteholders could suffer a loss on their investment.

BMW LP will treat its conveyance of each SUBI Certificate to the Depositor as an absolute sale, transfer and assignment of all of its interest therein for all purposes. However, if a case or proceeding under any Insolvency Law were commenced by or against BMW LP, and BMW LP as debtor-in-possession or a creditor, receiver or bankruptcy trustee of BMW LP were to take the position that the sale, transfer and assignment of such SUBI Certificate by BMW LP to the Depositor should instead be treated as a pledge of such SUBI Certificate to secure a borrowing by BMW LP, delays in payments of proceeds of the SUBI Certificate to the related Issuing Entity, and therefore to the noteholders of the related series, could occur or, should the court rule in favor of that position, reductions in the amount of such payments could result.

As a precautionary measure, the Depositor will take the actions requisite to obtaining a security interest in the related SUBI Certificate as against BMW LP which the Depositor will assign to the related Issuing Entity and such Issuing Entity will assign to the related indenture trustee. Each indenture trustee will have a perfected security interest in each related SUBI Certificate, which will each be a “certificated security” or a “general intangible” under the UCC, by possession and the filing of UCC financing statements. Accordingly, if the conveyance of the related SUBI Certificate by BMW LP to the Depositor were not respected as an absolute sale, transfer and assignment, the Depositor, and ultimately the related Issuing Entity and indenture trustee as successors in interest, should be treated as a secured creditor of BMW LP, although a case or proceeding under any Insolvency Law with respect to BMW LP could result in delays or reductions in distributions on the related SUBI Certificate as indicated above, notwithstanding such perfected security interest.

In the event that the servicer were to become subject to a case under the Bankruptcy Code, some payments made within one year of the commencement of such case, including Advances and Reallocation Payments, may be recoverable by the servicer as debtor-in-possession or by a creditor or a trustee in bankruptcy as a preferential transfer from the servicer. See “Risk Factors—The  bankruptcy of BMW Financial Services NA, LLC (servicer) or BMW Auto Leasing LLC (depositor) could result in losses or delays in payments on your securities.”

Certain Legal Aspects of the Leases and the Leased Vehicles

General

The transfer of the Leases to the applicable Issuing Entity or trustee, as applicable, the perfection of the security interests in the related SUBI Assets and the enforcement of rights to realize on the Financed Vehicles as collateral for the Leases are subject to a number of federal and state laws, including the UCC as in effect in various states.  The Leases will be either “tangible chattel paper” or “electronic chattel paper,” (collectively, “chattel paper”) each as defined in the UCC.  The servicer and the Depositor will take the necessary actions to perfect the rights of the applicable trustee or indenture trustee in the Leases, including the filing of financing statements pursuant to the UCC to perfect the transfers of the SUBI Certificate from BMW FS to the Depositor, from the Depositor to the Issuing Entity and from the Issuing Entity to the indenture trustee.  If, however, another party purchases (including the taking of a security interest in) the

SUBI Assets for new value in the ordinary course of its business, without actual knowledge of the Issuing Entity’s interest, and takes possession of the SUBI Assets in tangible form or obtains “control” of the authoritative copy of the contracts in electronic form, that purchaser would acquire an interest in the Leases superior to the interest of the Issuing Entity.   The servicer and the Depositor will also take the actions described below to protect the rights of the applicable trustee or indenture trustee in the SUBI Assets.

Back-up Security Interests

Because an Issuing Entity will own the related SUBI Certificate, such Issuing Entity will have an indirect beneficial interest, rather than a security interest, in the related SUBI Assets.  Except as otherwise described below, the owner trustee generally will not have a perfected security interest in the property of any Issuing Entity or any SUBI Assets and in no circumstances will the owner trustee have a perfected security interest in any related Specified Vehicle.

As described herein under “Certain Legal Aspects of the Vehicle Trust and the SUBI”, the indenture trustee of a series will have a security interest in the related SUBI Certificate perfected by possession.

The SUBI Assets related to a series will consist principally of the related Specified Leases and the related Specified Vehicles, subject to the rights of the user-lessees under the related Specified Leases. The Specified Leases would be “tangible chattel paper” as defined in the UCC. Pursuant to the UCC, a non-possessory security interest in or transfer of chattel paper may be perfected by filing a UCC-1 financing statement with the appropriate filing office in the state where the debtor has its chief executive office. Accordingly, as a precaution, UCC-1 financing statements relating to the related Specified Leases will be filed naming:

•

the Vehicle Trust as debtor and the indenture trustee for the related series of securities as assignee secured party;

•

BMW LP as debtor and the indenture trustee for the related series of securities as assignee secured party;

•

the Depositor as debtor and the indenture trustee for the related series of securities as assignee secured party; and

•

the related Issuing Entity as debtor and the indenture trustee for the related series of securities as secured party.

Perfection and the effect of perfection or non-perfection of a security interest in Specified Vehicles are governed by the certificate of title statutes of the states in which such Specified Vehicles are located. Because of the administrative burden and expense of perfecting an interest in automobiles under the certificate of title statutes in the states in which the Specified Leases related to an Issuing Entity were originated, the indenture trustee’s interest in such Specified Vehicles will be unperfected, and therefore, the related indenture trustee would only have a perfected security interest in the related Specified Leases. An indenture trustee’s security interest in the related Specified Leases could be subordinate to the interests of some other parties who take possession of the related Specified Leases. Specifically, an Issuing Entity’s security interest in a Specified Lease could be subordinate to the rights of a purchaser of that Specified Lease who takes possession thereof without knowledge or actual notice of the Issuing Entity’s security interest. The Specified Leases will not be stamped to indicate the precautionary security arrangements. However, the Servicing Agreement requires the servicer to retain custody of all Specified Leases. To the extent that a valid lien is imposed by a third party against a Specified Vehicle, the interest of the lienholder will be superior to the unperfected beneficial interest of the related Issuing Entity in that Specified Vehicle. For further information relating to potential liens on the SUBI Assets, see “Description of the Transaction Documents—Notification of Liens and Claims” in the related prospectus supplement and “Description of the Transaction Documents—Custody of Lease Documents and Certificates of Title” and “Certain Legal Aspects of the Vehicle Trust and the SUBI—The SUBI” in this prospectus.

As noted under “Certain Legal Aspects of the Vehicle Trust and the SUBI—The SUBI”, various liens could be imposed upon all or part of the related SUBI Assets that, by operation of law, would take priority over the related issuing entity’s interest therein. Such liens would include tax liens, mechanics’, repairmen’s, garagemen’s and motor vehicle accident liens and some liens for personal property taxes, in each case arising with respect to a particular Specified Vehicle, liens arising under various state and federal criminal statutes and some liens more fully described under “Risk Factors—If ERISA liens are placed on the vehicle trust assets, you could suffer a loss on your investment” in favor of the Pension Benefit Guaranty Corporation. Additionally, any perfected security interest of an Issuing Entity in all or part of the property of that Issuing Entity could also be subordinate to claims of any trustee in bankruptcy or debtor-in-possession in the event of a bankruptcy of the Depositor prior to any perfection of the transfer of the assets sold, transferred and assigned by the Depositor to that Issuing Entity, as more fully described under “Risk Factors—The  bankruptcy of BMW Financial Services NA, LLC (servicer) or BMW Auto Leasing LLC (depositor) could result in losses or delays in payments on your securities

Vicarious Tort Liability

Although the Vehicle Trust will own all of the Specified Vehicles, they will be operated by the related user-lessees and their invitees. State laws differ as to whether anyone suffering injury to person or property involving a vehicle may bring an action against the owner of that vehicle merely by virtue of such ownership. To the extent that applicable state law permits such an action and is not preempted by the Transportation Act, the Vehicle Trust and the Vehicle Trust Assets may be subject to liability to such an injured party. However, the laws of many states either (i) do not permit these types of suits, or (ii) the lessor’s liability is capped at the amount of any liability insurance that the user-lessee was required to, but failed to, maintain (except for some states, such as New York, where liability is joint and several). Furthermore, the Transportation Act provides that an owner of a motor vehicle that rents or leases the vehicle to a person shall not be liable under the law of a state or political subdivision by reason of being the owner of the vehicle, for harm to persons or property that results or arises out of the use, operation, or possession of the vehicle during the period of the rental or lease, if (i) the owner (or an affiliate of the owner) is engaged in the trade or business of renting or leasing motor vehicles; and (ii) there is no negligence or criminal wrongdoing on the part of the owner (or an affiliate of the owner). The Transportation Act is intended to preempt state and local laws that impose possible vicarious tort liability on entities owning motor vehicles that are rented or leased and should reduce the likelihood of vicarious liability being imposed on the Vehicle Trust.

Following an accident involving a Specified Vehicle, under certain circumstances the Vehicle Trust may be the subject of an action for damages as a result of its ownership of that Specified Vehicle. To the extent that applicable state law permits such an action, the Vehicle Trust and the Vehicle Trust Assets may be subject to liability. The laws of many states either do not permit such suits or provide that BMW FS’ liability is capped at the amount of any liability insurance that the user-lessee was required but failed to maintain. However, in some states, such as New York, liability is joint and several and there does not appear to be a limit on an owner’s liability.

In California, under the California Vehicle Code, the owner of a motor vehicle subject to a lease is responsible for injuries to persons or property resulting from the negligent or wrongful operation of the vehicle by any person using the vehicle with the owner’s permission. The owner’s liability for personal injuries is limited to $15,000 per person and $30,000 in total per accident and the owner’s liability for property damage is limited to $5,000 per accident. However, recourse for any judgment arising out of the operation of the vehicle must first be had against the operator’s property if the operator is within the jurisdiction of the court.

In contrast, under New York law, the holder of title of a motor vehicle, including a vehicle trust as lessor, may be considered an “owner” and thus may be held jointly and severally liable with the user-lessee for the negligent use or operation of such motor vehicle. In New York, unlike California, there does not appear to be a limit on an owner’s liability. Losses could arise if lawsuits are brought against either the Vehicle Trust or the servicer, as agent of the Vehicle Trust, in connection with the negligent use or operation of any Leased Vehicles which are part of the Vehicle Trust.

Although the Vehicle Trust’s insurance coverage is substantial, in the event that all applicable insurance coverage were to be exhausted and damages were to be assessed against the Vehicle Trust, claims could be imposed against the assets of the Vehicle Trust, including the Specified Vehicles. However, such claims would not take priority over any SUBI Assets to the extent that the related Issuing Entity had a prior perfected security interest therein, such as would be the case, in certain limited circumstances, with respect to the Specified Leases, as further described under “—Back-up Security Interests”. If any such claims were imposed against the assets of the Vehicle Trust, investors in the  Notes of a series could incur a loss on their investment.

The Vehicle Trust is a party to and is vigorously defending numerous legal proceedings, all of which are believed to constitute ordinary routine litigation incidental to the ownership of Leased Vehicles and the business and the activities of the Vehicle Trust.

Repossession of Specified Vehicles

In the event that a default by an user-lessee has not been cured within a certain period of time after being sent notice of that default, the servicer will ordinarily repossess the related Specified Vehicle. Some jurisdictions limit the methods of vehicle recovery to judicial foreclosure or require that an user-lessee be notified of the default and be given a time period within which to cure that default prior to repossession. Generally, this right to cure may be exercised on a limited number of occasions in any one-year period. In these jurisdictions, if an user-lessee objects or raises a defense to repossession, an order must be obtained from the appropriate state court, and the vehicle must then be repossessed in accordance with that order. Other jurisdictions permit repossession without notice, but only if the repossession can be accomplished peacefully. If a breach of the peace cannot be avoided, judicial action will be required.

After the servicer has repossessed a Specified Vehicle, it may provide the related user-lessee with a period of time within which to cure the default under the related Specified Lease. If, by the end of that period, the default has not been cured, the servicer will attempt to sell that Specified Vehicle.

The Sales Proceeds or Termination Proceeds therefrom may be less than the remaining amounts due under that Specified Lease at the time of default.

Deficiency Judgments

The proceeds of sale of a Specified Vehicle generally will be applied first to the expenses of resale and repossession and then to the satisfaction of the amounts due under the related Specified Lease. If the proceeds from the sale do not equal the Securitization Value of the related Specified Vehicle, the servicer may seek a deficiency judgment for the amount of the shortfall. However, some states impose prohibitions or limitations on a secured party’s ability to seek a deficiency judgment. In these states a deficiency judgment may be prohibited or reduced in amount if the user-lessee was not given proper notice of the resale or if the terms of resale were not commercially reasonable. Even if a deficiency judgment is obtained, there is no guaranty that the full amount of the judgment could be collected. Because a deficiency judgment is a personal judgment against a defaulting user-lessee who generally has few assets to satisfy a judgment, the practical use of a deficiency judgment is often limited. Therefore, in many cases, it may not be useful to seek a deficiency judgment and even if obtained, a deficiency judgment may be settled at a significant discount.

Consumer Protection Laws

Numerous federal and state consumer protection laws impose requirements upon lessors and servicers involved in consumer leasing. The federal Consumer Leasing Act of 1976 and Regulation M, issued by the Board of Governors of the Federal Reserve System, for example, require that a number of disclosures be made at the time a vehicle is leased, including, among other things, all amounts and types of payments due at the time of origination of the lease, a description of the user-lessee’s liability at the end of the lease term, the amount of any periodic payments and the manner of their calculation, the circumstances under which the user-lessee may terminate the lease prior to the end of the lease term and the capitalized cost of the vehicle and a warning regarding possible charges for early termination. All states, except for the State of Louisiana, have adopted Article 2A of the UCC which provides protection to user-lessees through specified implied warranties and the right to cancel a lease relating to defective goods. Additionally, certain states such as California have enacted comprehensive vehicle leasing statutes that, among other things, regulate the disclosures to be made at the time a vehicle is leased. The various federal and state consumer protection laws would apply to the Vehicle Trust as owner or lessor of the Leases and may also apply to the Issuing Entity of a series as holder of the related SUBI Certificate. The failure to comply with these consumer protection laws may give rise to liabilities on the part of the servicer, the Vehicle Trust and the Vehicle Trustee, including liabilities for statutory damages and attorneys’ fees. In addition, claims by the servicer, the Vehicle Trust and the Vehicle Trustee may be subject to set-off as a result of any noncompliance. Courts have applied general equitable principles in litigation relating to repossession and deficiency balances. These equitable principles may have the effect of relieving an user-lessee from some or all of the legal consequences of a default.

In several cases, consumers have asserted that the self-help remedies of lessors violate the due process protection provided under the Fourteenth Amendment to the Constitution of the United States. Courts have generally found that repossession and resale by a lessor do not involve sufficient state action to afford constitutional protection to consumers.

Many states have adopted laws (each, a “Lemon Law”) providing redress to consumers who purchase or lease a vehicle that remains out of conformance with its manufacturer’s warranty after a specified number of attempts to correct a problem or after a specific time period. Should any Leased Vehicle become subject to a Lemon Law, a user-lessee could compel the Vehicle Trust to terminate the related Lease and refund all or a portion of payments that previously have been paid with respect to that Lease. Although the Vehicle Trust may be able to assert a claim against the manufacturer of any such defective Leased Vehicle, there can be no assurance any such claim would be successful. To the extent a user-lessee is able to compel the Vehicle Trust to terminate the related Lease, the Lease will be deemed to be a Liquidated Lease and amounts received thereafter on or in respect of such Lease will constitute Liquidation Proceeds. As described under “The Leases,” BMW FS will represent and warrant as of the applicable Cutoff Date that the related Leases and Leased Vehicles comply with all applicable laws, including Lemon Laws, in all material respects. Nevertheless, there can be no assurance that one or more Specified Vehicles will not become subject to return (and the related Specified Lease terminated) in the future under a Lemon Law.

The Servicemembers Civil Relief Act, as amended, (the “Relief Act”) and similar laws of many states may provide relief to members of the armed services, including members of the Army, Navy, Air Force, Marines, National Guard, Reservists, Coast Guard and officers of the National Oceanic and Atmospheric Administration and officers of the U.S. Public Health Service assigned to duty with the military, on active duty, who have entered into an obligation, such as a lease contract for a lease of a vehicle, before entering into military service and provide that under some circumstances the lessor may not terminate the lease contract for breach of the terms of the contract, including nonpayment. Furthermore, under the Relief Act, a user-lessee may terminate a lease of a vehicle at anytime after the user-lessee’s entry into military service or the date of the user-lessee’s military orders (as described below) if (i) the lease is executed by or on behalf of a person who subsequently enters military service under a call or order specifying a period of not less than 180 days (or who enters military service under a call or order specifying a period of 180 days or less and who, without a break in service, receives orders extending the period of military service to a period of not less than 180 days); or (ii) the user-lessee, while in the military, executes a lease of a vehicle and thereafter receives military orders for a permanent change of station outside of the continental United States or to deploy with a military unit for a period of not less than 180 days. No early termination charge may be imposed on the user-lessee for such termination. In addition, pursuant to these laws, under certain circumstances, residents called into active duty with the reserves can apply to a court to delay payments on retail installment contracts, including the Leases.  No information can be provided as to the number of Leases that may be affected by these laws. In addition, current military operations of the United States, including military operations in Iraq and the Middle East, have persons in reserve status who have been called or will be called to active duty. In addition, these laws may impose limitations that would impair the ability of the servicer to repossess a defaulted vehicle during the related user-lessee’s period of active duty status and, in some cases, may require the servicer to extend the maturity of the lease, lower the monthly payments and readjust the payment schedule for a period of time after the completion of the user-lessee’s military service. Thus, if a Lease goes into default, there may be delays and losses occasioned by the inability to exercise the rights of the Vehicle Trust with respect to the Lease and the related Leased Vehicle in a timely fashion. If a user-lessee’s obligations to make payments is reduced, adjusted or extended, the servicer will not be required to advance such amounts. Any resulting shortfalls in interest or principal during a Collection Period will reduce the amount available for distribution on the Notes and Certificates of a series on the related Payment Date.

Representations and warranties will be made in each Servicing Agreement that each Specified Lease complies with all requirements of law in all material respects. If any such representation and warranty proves to be incorrect with respect to a Specified Lease, has certain material adverse effects and is not timely cured, the servicer will be required under the Servicing Agreement to deposit an amount equal to the Reallocation Payment in respect of that Specified Lease into the SUBI Collection Account. See “Description of the Transaction Documents” and “The Leases—Representations, Warranties and Covenants” in this prospectus for further information regarding the foregoing representations and warranties and the servicer’s obligations with respect thereto.

Other Limitations

In addition to laws limiting or prohibiting deficiency judgments, numerous other statutory provisions, including applicable Insolvency Laws, may interfere with or affect the ability of the servicer to enforce the rights of the Vehicle Trust under the Leases. For example, if an user-lessee commences bankruptcy proceedings, the receipt of that user-lessee’s payments due under the related Lease is likely to be delayed. In addition, an user-lessee who commences bankruptcy proceedings might be able to assign the related Lease to another party even though that Lease prohibits assignment.

Material Income Tax Consequences

The following discussion summarizes certain of the material federal income tax consequences of the ownership and disposition of the Notes and is based on the Internal Revenue Code of 1986, as amended (the “Code”), the Treasury Regulations promulgated and proposed thereunder (the “Regulations”), judicial decisions and published administrative rulings and pronouncements of the Internal Revenue Service (the “IRS”), all as in effect on the date hereof.  The discussion is Tax Counsel’s opinion of the law and counsel is of the opinion that, to the extent they relate to matters of law or legal conclusions with respect thereto, the statements and discussions are correct in all material respects.  “Tax Counsel” with respect to each Issuing Entity will be specified in the related prospectus supplement.  Legislative, judicial or administrative changes or interpretations hereafter enacted or promulgated could alter or modify the analysis and conclusions set forth below, possibly on a retroactive basis. This summary does not purport to address the federal income tax consequences either to special classes of taxpayers (such as S corporations, banks, thrifts, other financial institutions, insurance companies, mutual funds, small business investment companies, real estate investment trusts, regulated investment companies, broker-dealers, tax-exempt organizations and persons that hold the securities described herein as part of a straddle, hedging or conversion transaction), non-U.S. persons that treat the Notes as producing income effectively connected to a United States trade or business, or to a person or entity holding an interest in a holder (e.g., as a stockholder, partner, or holder of an interest as a beneficiary). This summary (a) assumes that the Notes will be held by the holders thereof as capital assets as defined in the Code and (b) except as indicated (and other than for purposes of the discussion under “—Treatment of the Notes as Debt” and “—Possible Alternative Characterization” below), describes the consequences of Notes that are properly characterized as debt for federal income tax purposes. The discussion is generally limited to initial purchasers of the Notes who buy the Notes at par or only at a discount that is less than a de minimis amount. No information is provided herein with respect to any foreign, state or local tax consequences of the ownership and disposition of the Notes or any federal alternative minimum tax or estate and gift tax considerations. Except for “—Non-U.S. Note Owners” and “—Information Reporting and Backup Withholding” below, the following discussion applies only to a U.S. Noteholder (defined below).

Prospective investors are therefore urged to consult their own tax advisors with regard to United States federal tax consequences of purchasing, holding and disposing of the Notes in their own particular circumstances, as well as the tax consequences arising under the laws of any state, foreign country or other jurisdiction to which they may be subject.

For purposes of this discussion, “U.S. Person” means  (i) a citizen or resident of the United States, (ii) an entity treated for United States federal income tax purposes as a corporation or a partnership organized in or under the laws of the United States, any state thereof, or the District of Columbia, (iii) an estate, the income of which is includible in gross income for U.S. federal income tax purposes regardless of its source or (iv) a trust with respect to which a court in the U.S. is able to exercise primary authority over its administration and one or more U.S. persons have the authority to control all of its substantial decisions or that is otherwise eligible to and has elected to be treated as a U.S. person. The term “U.S. Noteholder” means any U.S. Person. A “Non-U.S. Note Owner” means a person other than a U.S. Noteholder and persons subject to rules applicable to former citizens and residents of the United States.

Treatment of the Notes as Debt

The Issuing Entity and noteholders express in the Indenture the intent that, for United States federal, state and local income, franchise and other tax purposes, the Notes will be indebtedness secured by the assets of the Issuing Entity. The Issuing Entity, by entering into the Indenture, and each noteholder, by the acceptance of a Note or a beneficial interest therein, agree to treat the Notes as indebtedness for all such tax purposes.

The determination of whether the economic substance of a transfer of an interest in property is a loan secured by the transferred property has been made by the IRS and the courts on the basis of numerous factors designed to determine whether the depositor has relinquished (and the transferee has obtained) substantial incidents of ownership in the property. The primary factors examined are whether the transferee has the opportunity to gain if the property increases in value, and has the risk of loss if the property decreases in value. Based upon an analysis of such factors and although no transaction closely comparable to that contemplated herein has been the subject of any Regulations, revenue ruling or judicial decision, it is the opinion of Tax Counsel that, under current law, assuming due execution of and compliance with the Indenture, and subject to the assumptions set forth herein, for federal income tax purposes the Notes owned by parties unrelated to the applicable Issuing Entity will not constitute an ownership interest in the  Issuing Entity’s assets, but properly will be characterized as debt secured by the Issuing Entity’s assets. In the further opinion of Tax Counsel, the Issuing Entity will not constitute an association or publicly-traded partnership taxable as a corporation for federal income tax purposes.

Possible Alternative Characterization

Although as described above, it is the opinion of Tax Counsel that the Notes properly will be characterized as debt for federal income tax purposes, no ruling will be sought from the IRS on the characterization of the Notes for federal income tax purposes and the opinion of Tax Counsel will not be binding on the IRS. Thus, no assurance can be given that such a characterization will prevail. Were the IRS to contend successfully that the Notes were not debt obligations for federal income tax purposes, the Issuing Entity would be classified for federal income tax purposes as a partnership.

If the Notes (whether some or all the classes of Notes) were treated as equity interests in a partnership, the Issuing Entity would likely be treated as a “publicly traded partnership.” A publicly traded partnership is taxed in the same manner as a corporation unless at least 90% of its gross income consists of specified types of “qualifying income.” The Issuing Entity is not expected to qualify for the “qualifying income” exception.

If the Issuing Entity was treated as a publicly traded partnership taxable as a corporation, the Issuing Entity would be subject to United States federal income taxes (and state and local taxes) at corporate tax rates on its net income. Distributions on the Notes might not be deductible in computing the Issuing Entity’s taxable income, and distributions to the noteholders would probably be treated as dividends to the extent paid out of after-tax earnings. Such an entity-level tax could result in reduced distributions to noteholders, or the noteholders could be liable for a share of such tax.  In addition, payments on recharacterized Notes to Non-U.S. Note Owners would be subject to withholding tax regardless of whether the Issuing Entity is taxed as a corporation or a partnership.

Alternatively, if the Issuing Entity were treated as a partnership other than a publicly traded partnership taxable as a corporation, the Issuing Entity itself would not be subject to federal income tax, but noteholders that were determined to be equity interests may have adverse federal income tax consequences.  For example, tax-exempt holders, including pension plans could recognize “unrelated business taxable income,” foreign holders would be subject to federal income tax and tax filing requirements, individuals may be required to recognize additional income and corresponding non-deductible expenses, and all noteholders treated as equity holders may have adverse timing and character consequences.

Because the Issuing Entity will treat the Notes as indebtedness for federal income tax purposes, it will not comply with the tax reporting requirements applicable to the possible alternative characterizations of the Notes discussed above.

Except where indicated to the contrary, the following discussion assumes that the Notes are debt for federal income tax purposes.

Interest Income to U.S. Noteholders

The discussion below assumes that all payments on the notes are denominated in U.S. dollars, that the notes are not indexed securities or strip notes, and that principal and interest is payable on the notes. Moreover, the discussion assumes that the interest formula for the notes meets the requirements for “qualified stated interest’’ under Treasury regulations (the “OID regulations’’) relating to original issue discount (“OID’’), and that any OID on the notes (generally, any excess of the principal amount of the notes over their issue price) does not exceed a de minimis amount (i.e., 1⁄4% of their principal amount multiplied by the number of full years included in their term), all within the meaning of the OID regulations. If these conditions are not satisfied with respect to a series of notes, additional tax considerations with respect to such notes will be disclosed in the applicable prospectus supplement.

Interest on a Note should be taxable to a U.S. Noteholder as ordinary income at the time it accrues or is received in accordance with such noteholder’s method of accounting for federal income tax purposes.

It is anticipated that the Notes will be issued at par value (or at a de minimis discount from par value) and that, except as indicated, no original issue discount (“OID”) will arise with respect to the Notes. Under the OID regulations, a holder of a Note issued with more than a de minimis amount of OID must include such OID in income on a constant yield basis.  Except as provide below for Notes with a maturity of not more than one year (a “Short-Term Note”), stated interest does not have to be accrued under the OID regulations unless it fails to qualify as qualified stated interest.  Qualified stated interest is interest that is required to be paid at least annually and either reasonable legal remedies exist to compel timely payment or the terms of the instrument otherwise make late payment or not payment sufficiently remote.  It is possible that interest payable on the Notes, as well as any discount from par value, will constitute OID because late payment or nonpayment of interest would not be regarded as subject to penalties or to reasonable remedies to compel payment. Were the Notes treated as being issued with OID, the principal consequence would be that noteholders using the cash basis method of accounting would be required to report interest income from the Notes on an accrual basis. Subject to a de minimis rule for discounts, in any event, a purchaser who buys a Note for more or less than its issue price will generally be subject, respectively, to the premium amortization or market discount rules of the Code.

A holder of a Short-Term Note may be subject to special rules. An accrual basis holder of a Short-Term Note (and certain cash method holders, including regulated investment companies, as set forth in Section 1281 of the Code) generally would be required to report interest income as interest accrues on a straight-line basis over the term of each interest period. Cash basis holders of a Short-Term Note would, in general, be required to report interest income as interest is paid (or, if earlier, upon the taxable disposition of the Short-Term Note). However, a cash basis holder of a Short-Term Note reporting interest income as it is paid may be required to defer a portion of any interest expense otherwise deductible on indebtedness incurred to purchase or carry the Short- Term Note until the taxable disposition of the Short-Term Note. A cash basis taxpayer may elect under Section 1281 of the Code to accrue interest income on all nongovernment debt obligations with a term of one year or less, in which case the taxpayer would include interest on the Short- Term Note in income as it accrues, but would not be subject to the interest expense deferral rule referred to in the preceding sentence. Certain special rules apply if a Short-Term Note is purchased for more or less than its principal amount.

Sale or Exchange of Notes by U.S. Noteholders

If a Note is sold or exchanged, the seller will recognize gain or loss equal to the difference between the amount realized upon the sale or exchange (excluding an amount equal to accrued interest not previously included in income by the holder) and the holder’s adjusted basis in the Note. The adjusted basis of a Note will equal its cost, increased by any interest, OID, and market discount  includible in income with respect to the Note prior to its sale, and reduced by any principal payments previously received with respect to the Note and any bond premium amortization previously applied to offset interest income. Except to the extent of any accrued market discount not previously included in income, the gain or loss recognized on the sale or exchange of a Note will generally be capital gain or loss if the Note was held as a capital asset and will be long-term capital gain or loss if the Note was held by the U.S. Noteholder for the requisite holding period at the time of the disposition.

Non-U.S. Note Owners

As described above, Tax Counsel will render its opinion that the Notes will properly be classified as debt for federal income tax purposes. If the Notes are so treated:

(a)

interest paid to a nonresident alien or foreign corporation or partnership would be exempt from U.S. withholding taxes (including backup withholding taxes), provided the holder complies with applicable certification requirements (and neither actually or constructively owns 10% or more of the voting stock of the Depositor nor is a controlled foreign corporation with respect to the Depositor nor is an individual who ceased being a U.S. citizen or long-term resident for tax avoidance purposes). Applicable certification requirements will be satisfied if there is delivered (and updated and re-executed as required) to a securities clearing organization (or bank or other financial institution that holds Notes on behalf of the customer in the ordinary course of its trade or business), (i) IRS Form W-8BEN signed under penalty of perjury by the beneficial owner of the Notes stating that the holder is not a U.S. person and providing such holder’s name and address, (ii) IRS Form W-8BEN signed by the beneficial owner of the Notes or such owner’s agent claiming exemption from withholding under an applicable tax treaty or (iii) IRS Form W-8ECI signed by the beneficial owner of the Notes or such owner’s agent claiming exception from withholding of tax on income connected with the conduct of a trade or business in the United States; provided that in any such case (x) the applicable form is delivered pursuant to applicable procedures and is properly transmitted to the United States entity otherwise required to withhold tax and (y) none of the entities receiving the form has actual knowledge that the holder is a U.S. person or that any certification on the form is false;

(b)

a holder of a Note who is a nonresident alien or foreign corporation will not be subject to United States federal income tax on gain realized on the sale, exchange or redemption of such Note provided that (i) such gain is not effectively connected to a trade or business carried on by the holder in the United States, (ii) in the case of a holder that is an individual, such holder neither is present in the United States for 183 days or more during the taxable year in which such sale, exchange or redemption occurs, nor ceased being a U.S. citizen or long-term resident for tax avoidance purposes and (iii) in the case of gain representing accrued interest, the conditions described in clause (a) are satisfied; and

(c)

a Note held by an individual who at the time of death is a nonresident alien will not be subject to United States federal estate tax as a result of such individual’s death if, immediately before his death (i) the individual did not actually or constructively own 10% or more of the voting stock of the Depositor, (ii) the holding of such Note was not effectively connected with the conduct by the decedent of a trade or business in the United States and (iii) the individual did not cease being a U.S. citizen or long-term resident for tax avoidance purposes.

In the case of Notes held by a Non-U.S. Note Owner treated as a partnership or certain nominees, (x) the certification described in clause (a) above must be provided by the partners or beneficiaries rather than by the foreign partnership and (y) the partnership must provide certain information. A look-through rule would apply in the case of tiered partnerships. Non-U.S. Note Owners are urged to consult their own tax advisors concerning the application of the certification requirements.

If the IRS were to contend successfully that some or all of the Notes were equity interests in a partnership (not taxable as a corporation), a holder of such a Note that is a nonresident alien or foreign corporation might be required to file a U.S. individual or corporate income tax return and pay tax on its share of partnership income at regular U.S. rates, including in the case of a corporation the branch profits tax (and would be subject to withholding tax on its share of partnership income). In addition, if the Notes are equity interests in a partnership, an individual holder that is a nonresident alien at death may be required to include the value of the Notes in such holder’s gross estate (unless otherwise provided in an applicable treaty). If some or all of the Notes are recharacterized as equity interests in a “publicly traded partnership” taxable as a corporation, to the extent distributions of such Notes were treated as dividends, a nonresident alien individual or foreign corporation generally would be taxed on the gross amount of such dividends (and subject to withholding) at a rate of 30% unless such rate were reduced by an applicable treaty. In addition, an individual holder that is a nonresident alien at death would be required to include the value of such Note in such holder’s gross estate (unless otherwise provided in an applicable treaty).

Information Reporting and Backup Withholding

Backup withholding of U.S. federal income tax may apply to payments made in respect of a Note to a registered owner who is not an “exempt recipient” and who fails to provide certain identifying information (such as the registered owner’s taxpayer identification number) in the manner required. Generally, individuals are not exempt recipients whereas corporations and certain other entities are exempt recipients. Payments made in respect of a U.S. Noteholder must be reported to the IRS, unless the U.S. Noteholder is an exempt recipient or otherwise establishes an exemption. Compliance with the identification procedures (described in the preceding section) would establish an exemption from backup withholding for a Non-U.S. Note Owner who is not an exempt recipient.

In addition, upon the sale of a Note to (or through) a “broker,” the broker must withhold on the entire purchase price, unless either (i) the broker determines that the seller is a corporation or other exempt recipient or (ii) the seller provides certain identifying information in the required manner, and in the case of a Non-U.S. Note Owner certifies that the seller is a Non-U.S. Note Owner (and certain other conditions are met). Such a sale must also be reported by the broker to the IRS, unless either (i) the broker determines that the seller is an exempt recipient or (ii) the seller certifies its non-U.S. status (and certain other conditions are met). Certification of the registered owner’s non-U.S. status normally would be made on Form W-8BEN under penalty of perjury, although in certain cases it may be possible to submit other documentary evidence. As defined by Treasury regulations, the term “broker” includes all persons who stand ready to effect sales made by others in the ordinary course of a trade or business, as well as brokers and dealers registered as such under the laws of the United States or a state. These requirements generally will apply to a U.S. office of a broker, and the information reporting requirements generally will apply to a foreign office of a U.S. broker as well as to a foreign office of a foreign broker (i) that is a controlled foreign corporation within the meaning of section 957(a) of the Code or (ii) 50 percent or more of whose gross income from all sources for the three year period ending with the close of its taxable year preceding the payment (or for such part of the period that the foreign broker has been in existence) was effectively connected with the conduct of a trade or business within the United States.

Any amounts withheld under the backup withholding rules from a payment to a noteholder would be allowed as a refund or a credit against such noteholder’s U.S. federal income tax, provided that the required information is furnished to the IRS.

State and Local Tax Considerations

Potential noteholders should consider the state and local income tax consequences of the purchase, ownership and disposition of the Notes. State and local income tax laws may differ substantially from the corresponding federal law, and this discussion does not purport to describe any aspect of the income tax laws of any state or locality. Therefore, potential noteholders should consult their own tax advisors with respect to the various state and local tax consequences of an investment in the Notes.

ERISA Considerations

Section 406 of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and Section 4975 of the Code prohibit pension, profit-sharing and other employee benefit plans, as well as individual retirement accounts and certain types of Keogh plans from engaging in certain transactions with persons that are “parties in interest” under ERISA or “disqualified persons” under the Code with respect to such plans. Title I of ERISA also requires that fiduciaries of an employee benefit plan subject to ERISA make investments that are prudent, diversified (except if prudent not to do so) and in accordance with governing plan documents. Under ERISA, any person who exercises any authority or control with respect to the management or disposition of the assets of an employee  benefit plan is considered to be a fiduciary of such plan (subject to certain exceptions not here relevant). A violation of these “prohibited transaction” rules and fiduciary requirements may result in liability under ERISA and the Code for such persons.

Prohibited Transactions

The prohibited transaction provisions of ERISA and Section 4975 of the Code (“Prohibited Transactions”) generally restrict a broad range of transactions directly or indirectly involving any pension, profit-sharing and other employee benefit plans, as well as individual retirement accounts and certain types of Keogh plans or any entity which may be deemed to hold assets of any such Benefit Plans (collectively, “Plans”), and any “party in interest” or “disqualified person” (as those terms are defined in ERISA or Section 4975 of the Code, respectively) with respect to such Plans. In particular, a sale or exchange of property or an extension of credit between a Plan and a party in interest or disqualified person with respect to such Plan might constitute a Prohibited Transaction unless an exemption applies. In the case of indebtedness, the prohibited transaction provisions continually apply throughout the term of such indebtedness (and not only on the date of the initial borrowing). An excise tax is imposed under Section 4975 of the Code upon any disqualified person which engages in a non-exempt Prohibited Transaction, and penalties or other liabilities may be imposed under ERISA upon any fiduciary which causes a Plan to engage in a transaction that the fiduciary knows or should know constitutes a Prohibited Transaction or upon certain other persons who were involved in the Prohibited Transaction.

Employee benefit plans that are governmental plans (as defined in Section 3(32) of ERISA) and certain church plans (as defined in Section 3(33) of ERISA) are not subject to ERISA requirements; however, governmental plans may be subject to comparable state or local law restrictions (“Similar Laws”).   Plans, together with such plans, are collectively referred to as “Benefit Plans”.

“Look-through” Rule under the Plan Assets Regulation

The United States Department of Labor (the “DOL”) has issued a regulation (the “Plan Assets Regulation”) describing what constitutes the assets of a Plan when the Plan acquires an equity interest in another entity. Under a “look-through” rule set forth in the Plan Assets Regulation, the underlying assets owned by an entity (such as an Issuer) in which a Plan has an equity interest might be treated as if they were plan assets of such Plan. However, the “look-through” rule does not, by its terms, apply to an entity in which a Plan only owns debt of such entity and not an equity interest. The Plan Assets Regulation provides that an instrument constituting debt under applicable local law and lacking substantial equity features is not treated as an equity interest for purposes of such Regulation.

Treatment of Notes as Debt

The Notes generally are expected to provide for a fixed principal amount and a rate of interest. Moreover, the Notes are not expected, by their terms, to specifically provide for payments other than payments designated as principal or interest to noteholders. In those situations, the terms of the Notes do not appear to include any substantial equity features for purposes of the Plan Assets Regulation. However, it is possible that the aggregate beneficial interest in the

Issuing Entity might have a nominal value in relation to the principal amount of Notes issued by the Issuing Entity and, notwithstanding the terms of the Notes, the Notes might be treated as possessing substantial equity features. If a class of Notes is treated as equity interests for purposes of the Plan Assets Regulation, the assets of the Issuing Entity might be treated as “plan assets” of Plans that acquire or hold such Notes unless an exception to the look-through rule under the Plan Assets Regulation applies. Although there is no guidance under ERISA on how this definition applies generally, and in particular to a security such as the Notes, the Depositor believes that, unless otherwise indicated in the related prospectus supplement, the Notes should generally be treated as indebtedness without substantial equity features for purposes of the Regulation. This determination is based upon the traditional debt features of the Notes, including the reasonable expectation that the Notes will be repaid when due, as well as the absence of conversion rights, warrants and other typical equity features.

However, without regard to whether the Notes are treated as an equity interest for purposes of the Regulation, the acquisition or holding of the Notes by or on behalf of a Plan could be considered to give rise to a Prohibited Transaction in the event that the Issuing Entity becomes 50% owned by a disqualified person or party in interest with respect to a Plan, the Issuing Entity itself, as an entity owned by party in interest, may be deemed a party in interest with respect to a Plan and a Prohibited Transaction may be deemed to occur by reason of the extension of credit by a particular Plan to a party in interest, among other things. The Depositor can make no assurances that equity interests in the Issuing Entity will not be purchased by a party in interest to any particular Plan. Certain exemptions from the prohibited transaction rules could be applicable to the purchase and holding of the Notes by a Plan depending on the type and circumstances of the plan fiduciary making the decision to acquire such Notes. Included among these exemptions are: Prohibited Transaction Class Exemption (“PTCE”) 96-23, regarding transactions effected by “in-house asset managers”; PTCE 95-60, regarding investments by insurance company general accounts; PTCE 91-38, regarding investments by bank collective investment funds; PTCE 90-1, regarding investments by insurance company pooled separate accounts; PTCE 84-14, regarding transactions effected by “qualified professional asset managers”; and PTCE 75-1 regarding transactions effected by broker-dealers.  There is also a statutory exemption that may be available under Section 408(b)(17) of ERISA and Section 4975(d)(20) of the Code to a party in interest that is a service provider to a Plan investing in the notes for adequate consideration, provided such service provider is not (i) the fiduciary with respect to the Plan’s assets used to acquire the notes or an affiliate of such fiduciary or (ii) an affiliate of the employer sponsoring the Plan.  Adequate consideration means fair market value as determined in good faith by the Plan fiduciary pursuant to regulations to be promulgated by the DOL.  By acquiring a Note, each purchaser will be deemed to represent that (A) either (i) it is not acquiring the Notes with the assets of a Benefit Plan; or (ii) the acquisition and holding of the Notes will not give rise to a nonexempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code and (B) it will not transfer any Notes to a Benefit Plan unless the acquisition and holding of such Notes by the transferee does not result in a non-exempt prohibited transaction by reason of one of the above exemptions or cause a non-exempt violation of Similar Laws.

The Notes may not be purchased with the assets of a Plan if the Depositor, the sponsor, servicer and administrator, the indenture trustee, the owner trustee, the Vehicle Trustee, any underwriter or any of their affiliates (a) has investment or administrative discretion with respect to such Plan assets; (b) has authority or responsibility to give, or regularly gives, investment advice with respect to such Plan assets for a fee and pursuant to an agreement or understanding that such advice (i) will serve as a primary basis for investment decisions with respect to such Plan assets and (ii) will be based on the particular investment needs for such Plan; or (c) is an employer maintaining or contributing to such Plan, unless such purchase and holding of the Notes would be covered by an applicable prohibited transaction exemption.

Plan of Distribution

On the terms and conditions set forth in an underwriting agreement with respect to the Notes, if any, of a given series, the Depositor will agree to sell or cause the related Issuing Entity to sell to the underwriters named in the underwriting agreement and in the applicable prospectus supplement, and each of those underwriters will severally agree to purchase, the principal amount of each class of Notes of the related series set forth in the underwriting agreement and in the applicable prospectus supplement.

In the underwriting agreement with respect to any given series of Notes, the several underwriters will agree, subject to the terms and conditions set forth in the underwriting agreement, to purchase all the Notes described in the underwriting agreement which are offered by this prospectus and by the applicable prospectus supplement if any of those Notes are purchased.

Each prospectus supplement will either:

•

set forth the price at which each class of Notes being offered by that prospectus supplement will be offered to the public and any concessions that may be offered to some dealers participating in the offering of those Notes; or

•

specify that the related Notes are to be resold by the underwriters in negotiated transactions at varying prices to be determined at the time of that sale.

After the initial public offering of those Notes, those public offering prices and those concessions may be changed.

Each underwriting agreement will provide that BMW FS and the Depositor will indemnify the underwriters against specified civil liabilities, including liabilities under the Securities Act, or contribute to payments the several underwriters may be required to make in respect of the specified civil liabilities.

Each Issuing Entity may, from time to time, invest the funds in its accounts in eligible investments acquired from the underwriters or from the Depositor.

Pursuant to each underwriting agreement with respect to a given series of Notes, the closing of the sale of any class of Notes subject to that underwriting agreement will be conditioned on the closing of the sale of all other classes of Notes of that series.

The place and time of delivery for the Notes in respect of which this prospectus is delivered will be set forth in the applicable prospectus supplement.

Legal Opinions

Certain legal matters relating to the Notes of any series, including the legality of such Notes will be passed upon for the related Issuing Entity, the Depositor and the servicer by the general counsel of the servicer and Bingham McCutchen LLP. In addition, certain United States federal and tax and other matters will be passed upon for the related Issuing Entity by Bingham McCutchen LLP.

Index of Principal Terms

Set forth below is a list of certain of the more important capitalized terms used in this prospectus and the pages on which the definitions may be found.

Actuarial Payoff

27

Administration Agreement

21

administrator

21

Advance

61

ALG

34

ALG Residual Value

34

Auction

50

Bank Prime Loan

51

Bankruptcy Code

72

Base Rate

44

Benefit Plan

83

Benefit Plans

83

BMW Facility Partners

23

BMW FS

18

BMW LP

21

BMW NA

18

BMW Products

1

Bond Equivalent Yield

51

Calculation Agent

46

CD Rate Securities

44

CDs (secondary market)

47

Cede

35

Centers

21

Certificate Distribution Account

59

Certificate Factor

37

Certificates

20

chattel paper

74

class

37

Clearstream, Luxembourg

53

Clearstream, Luxembourg Participants

53

closed-end lease

27

closing date

21

Code

79

Collateral

19

Commercial Paper Rate

47

Commercial Paper Rate Securities

44

Contingent and Excess Liability Insurance

31

Contract Residual Value

34

Cooperative

55

CPO

33

CSSF

55

Cutoff Date

26

Daily Advance Reimbursement

61

Dealer Agreement

29

Defaulted Lease

61

Defaulted Vehicle

61

Deposit Date

29

Depositaries

53

Depositor

20

Designated LIBOR Page”

50

Distribution Accounts

59

DOL

83

DTC

35

Due Date

30

Early Termination Cost

27

ERISA

83

Euroclear

53

Euroclear Operator

55

Euroclear Participants

53

Excess Mileage Payments

32

Excess Wear and Use Payments

32

Exchange Act

35

Federal Funds Rate

48

Federal Funds Rate Securities

44

Fixed Rate Notes

51

Fixed Rate Securities

44

Floating Rate Notes

51

Floating Rate Securities

44

Indenture

37

Indenture Default

40

indenture trustee

20

Index Currency

49

Index Maturity

47

Insolvency Laws

72

Interest Determination Date

45

Interest Reset Date

45

Interest Reset Period

45

IRS

79

Issuer SUBI Certificate Transfer Agreement

26

Issuing Entity

20

Lease Balance

27

lease contracts

29

Lease Default

27

Lease Rate

27

Leased Vehicles

22

Leases

22

Lemon Law

77

LIBOR

49

LIBOR Securities

44

LKE Program

22, 52

Matured Vehicle

61

Maturity Date

27

Maximum interest rate

46

MINI Products

1

Money Market Yield

48

Monthly Payment

27

Monthly Payment Advances

61

Monthly Remittance Condition

60

New Lease Incentives

33

Non-U.S. Note Owner

79

Note Distribution Account

59

Note Distribution Amount

65

Note Factor

37

Notes

20

OID

80

open-end lease

27

Other SUBI

21

Other SUBI Assets

23

Other SUBI Certificates

23

owner trustee

20

Permitted Investments

58

Plan Assets Regulation

83

Plans

83

Prime Rate

51

Prime Rate Securities

44

prohibited transaction

83

Prohibited Transactions

83

PTCE

84

Purchase Option Price

27

Reallocation Payment

29

Receivables

19

Recovery Proceeds

62

Regulations

79

Relief Act

78

Rent Charge

27

replacement vehicles

52

Required Rate

65

Reserve Fund

58

Residual Value

34

Residual Value Losses

65

Reuters Screen US PRIME 1 Page

51

Sales Proceeds

62

Sales Proceeds Advances

61

SEC

iv

Securities

20

Securities Act

35

Securitization Value

34

servicer

18

Servicer Default

67

Servicing Agreement

23

Servicing Fee

62

Similar Laws

83

Specified Leases

21

Specified Vehicles

21

Spread

46

Spread Multiplier

46

Strip Notes

38

SUBI

21

SUBI Assets

21, 26

SUBI Certificate

21

SUBI Certificate Transfer Agreement

26

SUBI Collection Account

57

SUBI Supplement

25

SUBI Trust Agreement

25

Tax Counsel

79

Telerate Page 120

48

Telerate Page 56

50

Telerate Page 57

50

Term Extension

34

Termination Proceeds

62

Terms and Conditions

55

TIA

43

Transaction Documents

57

Transfer Documents

57

Transportation Act

16

Treasury Bills

50

Treasury Rate

50

Trust

20

Trust Agreement

20

Trust Estate

21

U.S. Noteholder

79

U.S. Person

79

UCC

25

UTI

21

UTI Assets

23

UTI Beneficiary

21

UTI Certificates

23

Vehicle Trust

21

Vehicle Trust Agreement

22

Vehicle Trust Assets

22

Vehicle Trustee

22

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 14.  Other Expenses of Issuance and Distribution

The following is an itemized list of the estimated expenses to be incurred in connection with the offering of the securities being offered hereunder other than underwriting discounts and commissions:

Registration Fee	$160,425
Legal Fees and Expenses	$2,800,000
Accounting Fees and Expenses	$280,000
Rating Agency Fees	$1,500,000
Trustee’s Fees and Expenses	$120,000
Printing Expenses	$200,000
Miscellaneous	$0

Total	$5,060,425

Item 15.  Indemnification of Directors and Officers.

BMW AUTO LEASING LLC

Section 18-108 of the Limited Liability Company Act of Delaware empowers a limited liability company, subject to such standards and restrictions, if any, as are set forth in its limited liability company agreement, to indemnify and hold harmless any member or manager or other person from and against any and all claims and demands whatsoever. The Limited Liability Company Agreement (“LLC Agreement”) of BMW Auto Leasing LLC (the “Registrant”) provides that the Registrant shall defend, indemnify and save harmless each of its members from and against all claims, losses, damages, costs, expense, demands, liabilities, obligations, liens, encumbrances, rights of action or attorneys' fees sustained by reason of any act performed, or omitted to be performed, in good faith and without gross negligence or willful misconduct, within the scope of its authority expressly conferred by the LLC Agreement, to the fullest extent permitted by applicable law in effect on the date of the LLC Agreement and to such greater extent as applicable law may thereafter from time to time permit. Such indemnity shall not be construed to limit or diminish the coverage of each member under any insurance obtained by the Registrant and payment shall not be a condition precedent to any indemnification provided in the LLC Agreement.

Reference is also made to the form of Underwriting Agreement filed as Exhibit 1.1 hereto among the Registrant, BMW Financial Services, NA, LLC and the underwriters named therein, (see Exhibit 1.1), which provides for indemnification by and of the Registrant in certain circumstances.

FINANCIAL SERVICES VEHICLE TRUST

Financial Services Vehicle Trust is a Delaware statutory trust (the “Vehicle Trust”). Section 3803 of the Delaware Statutory Trust Act provides as follows:

3803. Liability of Beneficial Owners and Trustees.

(a)

Except to the extent otherwise provided in the governing instrument of the statutory trust, the beneficial owners shall be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the general corporation law of the State.

(b)

Except to the extent otherwise provided in the governing instrument of a statutory trust, a trustee, when acting in such capacity, shall not be personally liable to any person other than the statutory trust or a beneficial owner for any act, omission or obligation of the statutory trust or any trustee thereof.

(c)

Except to the extent otherwise provided in the governing instrument of a statutory trust, an officer, employee, manager or other person acting pursuant to Section 3806(b)(7), when acting in such capacity, shall not be personally liable to any person other than the statutory trust or a beneficial owner for any act, omission or obligation of the statutory trust or any trustee thereof.

Section 3817 of the Delaware Statutory Trust Act provides as follows:

3817. Indemnification.

(a)

Subject to such standards and restrictions, if any, as are set forth in the governing instrument of a statutory trust, a statutory trust shall have the power to indemnify and hold harmless any trustee or beneficial owner or other person from and against any and all claims and demands whatsoever.

(b)

The absence of a provision for indemnity in the governing instrument of a statutory trust shall not be construed to deprive any trustee or beneficial owner or other person of any right to indemnity which is otherwise available to such person under the laws of this State.

The Trust Agreement for the Vehicle Trust provides that each trustee shall be indemnified and held harmless (but only out of and to the extent of the trust assets allocated to the portfolio for which such trustee acts as trustee) with respect to any loss, liability or expenses, including reasonable attorneys’ and other professionals’ fees and expenses (collectively “Claims”), arising out of or incurred in connection with (a) any of the trust assets (including without limitation, any Claims relating to user leases, leased vehicles, consumer fraud, consumer leasing act violations, misrepresentation, deceptive and unfair trade practices, and any other claims arising in connection with any user lease, personal injury or property damage claims arising with respect to any leased vehicle or any claim with respect to any tax arising with respect to any trust asset) or (b) such trustee’s acceptance or performance of the trusts and duties contained in the Trust Agreement, provided, however, that a trustee shall not be indemnified or held harmless out of the trust assets as to any Claim (i) for which the initial beneficiary, a servicer or any of their respective affiliates shall be liable and shall have paid pursuant to the Trust Agreement or a Servicing Agreement, (ii) incurred by reason of such trustee’s willful misfeasance, bad faith or gross negligence, or (iii) incurred by reason of such trustee bank’s breach of its respective representations and warranties pursuant to any Servicing Agreement or of the Trust Agreement.

Item 16.  Exhibits

A list of exhibits filed herewith or incorporated by reference is contained in the Exhibit Index which is incorporated herein by reference.

Item 17.  Undertakings

(a)    As to Rule 415: The undersigned registrant hereby undertakes:

The undersigned Registrant hereby undertakes:

(1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

(i) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933, as amended;

(ii) to reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement.  Notwithstanding the foregoing, any increase or decrease in the volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20 percent change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement; and

(iii) to include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change of such information in the Registration Statement;

provided, however, that paragraphs (a)(1)(i), (a)(1)(ii) and (a)(1)(iii) of this section do not apply if the registration statement is on Form S-3 and the information required to be included in a post-effective amendment by those paragraphs is contained in reports filed with or furnished to the Commission by the registrant pursuant to section 13 or section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement, or is contained in a form of prospectus filed pursuant to Rule 424(b) that is part of the registration statement;

provided further, however, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the registration statement is for an offering of asset-backed securities on Form S-3, and the information required to be included in a post-effective amendment is provided pursuant to Item 1100(c) of Regulation AB.

(2)    That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial "bona fide" offering thereof.

(3)    To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(4)

That, for the purpose of determining liability of the registrant under the Securities Act of 1933 to any purchaser in the initial distribution of the securities: The undersigned undertakes that in a primary offering of securities of the undersigned pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:

(i)

Any preliminary prospectus or prospectus of the undersigned relating to the offering required to be filed pursuant to Rule 424;

(ii)

Any free writing prospectus relating to the offering prepared by or on behalf of the undersigned or used or referred to by the undersigned;

(iii)

The portion of any other free writing prospectus relating to the offering containing material information about the undersigned or its securities provided by or on behalf of the undersigned; and

(iv)

Any other communication that is an offer in the offering made by the undersigned to the purchaser.

(5)

That, for the purpose of determining liability under the Securities Act to any purchaser:

If the registrant is relying on Rule 430B of the Securities Act:

       (i) Each prospectus filed by the registrant pursuant to Rule 424(b)(3) of the Securities Act shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

       (ii) Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) of the Securities Act as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (vii), or (x) of the Securities Act for the purpose of providing the information required by section 10(a) of the Securities Act shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date.

(b)    As to documents subsequently filed that are incorporated by reference: The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, as amended, each filing of the registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended, that is incorporated by reference in this registration statement shall be deemed to be a new registration statement relating to the securities offered herein, and the offering of such securities at that time shall be deemed to be the initial "bona fide" offering thereof.

(c)    As to indemnification: Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted to directors, officers and controlling persons of the registrant pursuant to the provisions described under Item 15 above, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933, as amended, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in such Securities Act of 1933, as amended, and will be governed by the final adjudication of such issue.

(d)    As to Rule 430A: The undersigned registrant hereby undertakes that:

(1)    For the purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus files as part of the registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the registrant pursuant to Rule 424(b)(1) or (4) or 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective.

(2)    For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial "bona fide" offering thereof.

(e)

Undertaking in respect of qualification of Indentures under the Trust Indenture Act of 1939.

The Registrant hereby undertakes to file an application for the purpose of determining the eligibility of the trustee to act under subsection (a) of Section 310 of the Trust Indenture Act of 1939 in accordance with the rules and regulations prescribed by the Commission under Section 305(b)(2) of the Trust Indenture Act of 1939.

(f)

The registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the annual report pursuant to section 13(a) or section 15(d) of the Securities Exchange Act of 1934 of a third party that is incorporated by reference in the registration statement in accordance with Item 1100(c)(1) of Regulation AB shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(g)  The registrant hereby undertakes that, except as otherwise provided by Item 1105 of Regulation AB, information provided in response to that Item pursuant to Rule 312 of Regulation S-T through the specified Internet address in the prospectus is deemed to be a part of the prospectus included in the registration statement.  In addition, the Registrant hereby undertakes to provide to any person without charge, upon request, a copy of the information provided in response to Item 1105 of Regulation AB pursuant to Rule 312 of Regulation S-T through the specified Internet address as of the date of the prospectus included in this Registration Statement if a subsequent update or change is made to the information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-3, that it reasonably believes that the security rating for Form S-3 eligibility will be met by the time of sale and has duly caused this Amendment No. 4 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Woodcliff Lake, State of New Jersey, on August 11, 2010.

BMW AUTO LEASING LLC
(Registrant)
By: BMW Financial Services NA, LLC, as managing member
By: /s/ Martin Stremplat Name: Martin Stremplat
Title: Vice President-Finance and Chief Financial Officer
By: /s/ Joachim Herr
Name: Joachim Herr
Title: Treasurer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 4 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
* Name: Edward A. Robinson	President and Chief Executive Officer of BMW Financial Services NA, LLC (Principal Executive Officer)	August 11, 2010
/s/ Martin Stremplat Name: Martin Stremplat	Vice President-Finance and Chief Financial Officer of BMW Financial Services NA, LLC (Principal Financial and Accounting Officer)	August 11, 2010
/s/ Joachim Herr Name: Joachim Herr	Treasurer of BMW Financial Services NA, LLC	August 11, 2010
* Name: Jim O’Donnell	President of the Sole Member of BMW Financial Services NA, LLC	August 11, 2010
* Name: Stefan Sengewald	Executive Vice President-Finance of the Sole Member of BMW Financial Services NA, LLC	August 11, 2010

* Joachim Herr, by signing his name hereto, does hereby sign this Amendment No. 4 to Registration Statement No. 333-166296 on behalf of the above indicated officers pursuant to the Power of Attorney signed by such officers.

By: /s/ Joachim Herr

Joachim Herr

Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-3, that it reasonably believes that the security rating for Form S-3 eligibility will be met by the time of sale and has duly caused this Amendment No. 4 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Woodcliff Lake, State of New Jersey, on August 11, 2010.

FINANCIAL SERVICES VEHICLE TRUST
(Registrant)
By: BMW Financial Services NA, LLC, solely as servicer
By: /s/ Martin Stremplat Name: Martin Stremplat
Title: Vice President-Finance and Chief Financial Officer
By: /s/ Joachim Herr
Name: Joachim Herr
Title: Treasurer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 4 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
* Name: Edward A. Robinson	President and Chief Executive Officer of BMW Financial Services NA, LLC (Principal Executive Officer)	August 11, 2010
/s/ Martin Stremplat Name: Martin Stremplat	Vice President-Finance and Chief Financial Officer of BMW Financial Services NA, LLC (Principal Financial and Accounting Officer)	August 11, 2010
/s/ Joachim Herr Name: Joachim Herr	Treasurer of BMW Financial Services NA, LLC	August 11, 2010
* Name: Jim O’Donnell	President of the Sole Member of BMW Financial Services NA, LLC	August 11, 2010
* Name: Stefan Sengewald	Executive Vice President-Finance of the Sole Member of BMW Financial Services NA, LLC	August 11, 2010

* Joachim Herr, by signing his name hereto, does hereby sign this Amendment No. 4 to Registration Statement No. 333-166296 on behalf of the above indicated officers pursuant to the Power of Attorney signed by such officers.

By: /s/ Joachim Herr

Joachim Herr

Attorney-in-fact

 EXHIBIT INDEX

1.1*

Form of Underwriting Agreement

3.1**

Certificate of Formation of BMW Auto Leasing LLC

3.2**

Limited Liability Company Agreement of BMW Auto Leasing LLC dated as of August 4, 2000 between BMW Financial Services NA, LLC and BMW FS Receivables Corporation

3.3**

BMW LP Agreement of Limited Partnership dated as of February 12, 1996 between BMW Facility Partners, Inc. and BMW Financial Services NA, Inc.

4.1*

Form of Indenture between the Issuing Entity and the Indenture Trustee (including forms of Notes)

5.1*

Opinion of Bingham McCutchen LLP with respect to legality

8.1*

Opinion of Bingham McCutchen LLP with respect to federal income tax matters

10.1**

Amended and Restated Trust Agreement between BMW Manufacturing L.P. and the Vehicle Trustee

10.2*

Form of Supplement to Amended and Restated Trust Agreement between BMW Manufacturing L.P. and the Vehicle Trustee (including form of the SUBI Certificates)

10.3**

Form of Servicing Agreement between BMW Financial Services NA, LLC and Financial Services Vehicle Trust

10.4*

Form of Supplement to Servicing Agreement between BMW Financial Services NA, LLC and Financial Services Vehicle Trust

10.5*

Form of SUBI Certificate Transfer Agreement between BMW Manufacturing L.P. and BMW Auto Leasing LLC

10.6*

Form of Issuer SUBI Certificate Transfer Agreement between BMW Auto Leasing LLC and the Issuing Entity

10.7*

Form of Trust Agreement between BMW Auto Leasing LLC and the Owner Trustee

10.8*

Form of Administration Agreement among the Issuing Entity, BMW Financial Services NA, LLC, BMW Auto Leasing LLC and the Indenture Trustee

10.9*

Form of Backup Security Agreement among BMW Manufacturing L.P., Financial Services Vehicle Trust, BMW Auto Leasing LLC, the Issuing Entity and the Indenture Trustee

23.1*

Consent of Bingham McCutchen LLP (included in Exhibits 5.1 and 8.1)

24.1*

Power of Attorney (included on Signature Pages)

24.2

Power of Attorney of the Vehicle Trustee authorizing BMW Financial Services NA, LLC to execute the Form S-3 on behalf of Financial Services Vehicle Trust

25.1***

Statement of Eligibility and Qualification of the Indenture Trustee on Form T-1

* Previously Filed

** Incorporated by reference to Amendment No. 2 to Registration Statement on Form S-1 (333-43128), filed with the SEC by the Registrant on October 31, 2000.

*** To be filed pursuant to Section 305(b)(2) of the Trust Indenture Act at the time of an offering of debt securities.